UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2009 Semi Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2009

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2009	William Blair Funds 1

PERFORMANCE AS OF JUNE 30, 2009—CLASS N SHARES (unaudited)

	Year to Date	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund						3/20/1946	««««« 102 Among 1,565 large growth funds
Class N	17.70	(20.96)	(3.01)	1.95	(0.99)
Morningstar Large Growth	10.50	(27.13)	(6.86)	(1.81)	(2.42)
Russell 3000® Growth	11.52	(24.53)	(5.65)	(1.78)	(3.94)
Standard & Poor’s 500	3.16	(26.21)	(8.22)	(2.24)	(2.22)

Large Cap Growth Fund						12/27/1999	««« 678 Among 1,565 large growth funds
Class N	10.47	(24.85)	(6.91)	(2.54)	(6.28)
Morningstar Large Growth	10.50	(27.13)	(6.86)	(1.81)	—
Russell 1000® Growth	11.53	(24.50)	(5.45)	(1.83)	(6.19)

Small Cap Growth Fund						12/27/1999	««« 195 Among 687 small growth funds
Class N	39.10	(11.62)	(7.95)	(0.96)	10.22
Morningstar Small Growth	10.72	(26.87)	(9.48)	(2.27)	—
Russell 2000® Growth	11.36	(24.85)	(7.83)	(1.32)	(2.85)
Russell 2000®	2.64	(25.01)	(9.89)	(1.71)	1.83
The Small Cap Growth Fund’s Performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Mid Cap Growth Fund						2/1/2006	««««« 66 Among 794 mid-cap growth funds
Class N	13.77	(19.71)	(3.70)	—	(2.10)
Morningstar Mid-Cap Growth	12.34	(30.56)	(8.12)	—	—
Russell MidCap® Growth	16.61	(30.33)	(7.93)	—	(7.91)

Small-Mid Cap Growth Fund						12/29/2003	«««« 112 Among 794 mid-cap growth funds
Class N	19.24	(15.24)	(4.50)	1.44	3.20
Morningstar Mid-Cap Growth	12.34	(30.56)	(8.12)	(1.08)	—
Russell 2500™ Growth	14.52	(27.29)	(7.72)	(0.65)	0.29

Global Growth Fund						10/15/2007	Not rated.
Class N	16.33	(36.32)	—	—	(27.15)
Morningstar World Stock	10.10	(28.39)	—	—	—
MSCI All Country World IMI (net)	10.21	(28.91)	—	—	(25.24)

International Growth Fund						10/1/1992	««« 149 Among 226 foreign large growth funds
Class N	17.07	(36.84)	(8.51)	2.58	5.68
Morningstar Foreign Large Growth	13.07	(32.73)	(7.02)	2.25	1.08
MSCI All Country World Ex-U.S. IMI (net)	15.38	(30.50)	(5.80)	4.61	2.84

International Equity Fund						5/24/2004	«« 154 Among 226 foreign large growth funds
Class N	10.06	(36.61)	(8.71)	(0.61)	1.93
Morningstar Foreign Large Growth	13.07	(32.73)	(7.02)	2.25	—
MSCI All Country World Ex-U.S. IMI (net)	15.38	(30.50)	(5.80)	4.61	5.54

International Small Cap Growth Fund						11/1/2005	««« 54 Among 101 foreign small/mid growth funds
Class N	24.77	(35.15)	(9.00)	—	(0.92)
Morningstar Foreign Small/Mid Growth	18.88	(32.22)	(8.73)	—	—
MSCI All Country World Small Cap Ex-U.S. (net)	28.55	(26.97)	(6.13)	—	(0.29)

Emerging Markets Growth Fund						6/6/2005	« 199 Among 256 diversified emerging market funds
Class N	33.11	(39.67)	(2.93)	—	10.96
Morningstar Diversified Emerging Markets	33.10	(31.52)	0.53	—	—
MSCI Emerging Markets IMI (net)	38.08	(26.86)	3.35	—	10.64

Please see the next page for important disclosure information.

2 Semi-Annual Report	June 30, 2009

PERFORMANCE AS OF JUNE 30, 2009—CLASS N SHARES—CONTINUED (unaudited)

	Year to Date	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Value Discovery Fund						12/23/1996	««« 76 Among 318 small value funds
Class N	(0.60)	(21.87)	(7.91)	(1.93)	5.32
Morningstar Small Value	3.70	(23.55)	(10.51)	(1.61)	5.41
Russell 2000® Value	(5.17)	(25.24)	(12.07)	(2.27)	5.00
Russell 2000®	2.64	(25.01)	(9.89)	(1.71)	2.38

Bond Fund						5/1/2007	Not rated.
Class N	4.98	5.79	—	—	4.92
Morningstar Intermediate-Term Bond	5.89	1.64	—	—	—
Barclays Capital U.S. Aggregate Bond Index	1.90	6.05	—	—	5.55

Income Fund						10/1/1990	««« 205 Among 358 short-term bond funds
Class N	5.07	2.62	2.52	2.51	4.12
Morningstar Short-term Bond	4.79	1.22	2.92	2.57	3.86
Barclays Capital Intermediate Govt./Credit Bond Index	1.62	5.27	6.13	4.57	5.65

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load. Emerging Leaders Growth Fund does not offer Class N shares.

Morningstar RatingsTM are as of 6/30/2009 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund «««««/«««««/««««, and Large Cap Growth Fund «««/«««/NA, out of 1,565/1,294/663 large growth funds; Small Cap Growth Fund «««/«««/NA out of 687/573/NA small growth funds; Mid Cap Growth Fund «««««/NA /NA and Small-Mid Cap Growth Fund ««««/««« «/NA out of 794/658/NA mid cap growth funds; Value Discovery Fund «««« /«««/««« out of 318/242/117 small value funds; International Growth Fund ««/«««/«««« and International Equity Fund «««/««/NA out of 226/172/89 foreign large growth funds; International Small Cap Growth Fund «««/NA/NA out of 101/NA/NA foreign small/mid growth funds; Emerging Markets Growth Fund «/NA/NA out of 256/NA/NA diversified emerging markets growth funds; Income Fund ««/«««/««« out of 358/301/157 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2009	William Blair Funds 3

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Growth Fund posted a 17.70% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, gained 11.52%.

Overall, the first half of 2009 witnessed significant U.S. equity market returns; however, at the onset of the year, investors reacted negatively to deteriorating economic and equity market fundamentals as well as uncertainty around the health of financial institutions. The Russell 3000® Growth Index fell (18.18)% from the start of the year until March 9. After March 9, stocks rallied as many anticipated an economic recovery on improved global economic data as a result of substantial fiscal and monetary policy, both here and abroad. In general, for the period, riskier assets outperformed more conservative ones, emerging markets outperformed developed markets, and smaller capitalization stocks surpassed larger. While equity markets and the appetite for risk rose, volatility levels declined substantially from the end of last year.

As measured by the Russell 3000® Growth Index early cyclical groups began to show strength as investors became more hopeful of a recovery. Information Technology stocks substantially outperformed, 25.04%, especially in computers and peripherals as well as software industries. Investors flocked to technology stocks for their strong balance sheets with large cash reserves, attractive valuations, and productivity enhancing product offerings, which should ultimately see an uptick in demand when business confidence returns. In addition, the Materials sector, 15.07%, experienced strong performance especially from chemicals stocks. Conversely, Consumer Staples, (0.06)% and Industrials, 1.22%, were the weakest sectors. In 2008, the Consumer Staples sector had strong relative returns in the benchmark as investors sought safety; however, as investors anticipated a recovery, they exited this group, and it lagged. In regard to Industrial stocks, they were weak partly due to the fact that the sector contains significant exposure to companies that could be classified as “late cyclical” whose earnings recovery may not occur until late 2010 or beyond. Additionally, the Financial sector, 10.53%, rose on bank stabilization, improved credit markets and government stress test results, which showed less capital inadequacy than feared. The group was helped by better than expected profitability due to robust trading and capital markets activity for certain firms, and the repayment of TARP (Troubled Asset Relief Program) funds by the ten largest banks.

Lastly, growth stocks, as measured by the Russell 3000® Growth Index, significantly outperformed value stocks with a more than 14% differential. The Russell 3000® Value Index fell (3.05)% through June 30, 2009. The Growth benchmark was aided by a higher weight in the Information Technology sector, which did well, as discussed above. Also, the Value benchmark had a higher exposure to the Energy sector, which did poorly; the Growth benchmark had a positive return in Energy.

Information Technology stocks led the Fund’s return as a result of stock selection and our overweight in the sector. VistaPrint Limited—one of the largest positions—was the best overall portfolio performer. It gained significant ground with above expectations earnings on strong operating metrics such as the number of new customers, web sessions, and average daily order volume. Additionally, the company announced a strategic partnership with FedEx Office. Silicon Laboratories, Inc. also rose considerably on better than expected earnings for

4 Semi-Annual Report	June 30, 2009

the first quarter as well as increased estimates for the second quarter. It had great success with its recent new introductions, which produced higher-than-company average margins and provided significant value-add for clients.

The Fund’s underweight position in the weak Consumer Staples sector also contributed nicely. In 2008, investors sought safety in this group and our underweight hurt results. In our view, there were better opportunities for earnings growth in other groups. We do not tactically hide in slow growers that the market favors in the short term, but rather seek intermediate to long term growers. While in 2008, we surrendered some performance, we gained relative ground in 2009 as Consumer Staples stocks lagged as a result of investors seeking stocks that would benefit from a recovery or from higher beta opportunities. We held three positions in consumer staples—PepsiCo, Inc., Wal-Mart de Mexico-ADR, and Smart Balance, Inc.. Wal-Mart de Mexico was the greatest contributor; we exited the stock in May on concerns over valuation and the slowdown in Mexico’s economic growth and the impact to the company’s earnings.

The Health Care sector was a disappointment due to an overweight in a lagging group and stock selection. In particular, CardioNet, Inc. fell on uncertainty around the reimbursement rate from Centers for Medicare and Medicaid Services (CMS) for its mobile cardiac outpatient telemetry (MCOT). While we continue to believe that CardioNet offers a differentiated and value-added cardiac monitoring service, its business model will be challenged over the intermediate term due to these pricing pressures. Celgene Corporation also declined on the potential for healthcare reform and rotation out of defensive large cap biotechnology, which had done well in 2008, in anticipation of an economic recovery. In the long term, we believe Celgene should continue to benefit from a strong product pipeline.

Another challenging group was Financials due to stock selection. Wells Fargo & Company was the sole detractor and overall weakest portfolio performer. It was added to the portfolio in the fourth quarter opportunistically as it likely will emerge as one of the strongest domestic financial firms. However, it declined in the first few weeks of the year on uncertainty on bank stabilization and the regulatory environment. Given the uncertainty at the time and other opportunities available, it was eliminated from the portfolio.

With the significant rally in U.S. equity markets, it appears that investors have priced-in that the economy is likely past the worst of the recessionary declines. Many stocks reacted positively and quickly to early signs of a recovery even on reports of only slight improvement from very low levels. However, in order to see continued positive stock performance from these levels, we believe investors will require more concrete evidence in the second half of the year that companies can drive top line growth in addition to the tight cost control exhibited in the first half of 2009.

We continue to see signs of stabilization and improvement in the U.S. economy, which strengthens our confidence in a recovery. The key questions now revolve around the slope and durability of the economic recovery. While, in our view, an uptick in production is likely considering how rapidly inventories were drawn down within many sectors of the economy between October and March, the steady resumption of economic growth is highly dependent on improving demand in the end markets. Accommodative fiscal and monetary policies on a global basis appear to have mitigated the risk of a deflationary spiral, but the trajectory of growth remains an open question. Additionally, growth may be assisted by emerging markets countries, particularly China as a result of their large stimulus programs; however, this group cannot alone pull forward the global economy. A recovery requires the participation of both developed and developing markets.

Due to this continued uncertainty in the U.S. markets, the portfolio positioning continues to remain balanced between quality growth stocks that have historically had the ability to survive under duress and those that have the potential to benefit from upside as the economy recovers. While we believe valuation underpinnings are not as attractive as before, we continue to seek to take advantage of opportunities in quality growth stocks as they present

June 30, 2009	William Blair Funds 5

themselves in this volatile environment. As always, we remain committed to our quality growth investment philosophy. It will guide our efforts in seeking those companies with market leadership, unique business opportunities, strong and motivated management teams as well as attractive financial characteristics. In our view, quality growth companies should perform well in this slow growth environment, gaining market share from weak peers that falter, and utilizing strong balance sheets to improve their competitive positioning.

6 Semi-Annual Report	June 30, 2009

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Growth Fund Class N	17.70%	(20.96)%	(3.01)%	1.95%	(0.99)%	—%
Growth Fund Class I	17.82	(20.63)	(2.69)	2.26	—	0.33
Russell 3000® Growth Index	11.52	(24.53)	(5.65)	(1.78)	(3.94)	(3.65)
S&P 500 Index	3.16	(26.21)	(8.22)	(2.24)	(2.22)	(1.63)
(a)	For the period from October 1, 1999 (Commencement of Class I) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 7

Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—34.1%
*Activision Blizzard, Inc.	357,170	$4,511
*Adobe Systems Incorporated	147,149	4,164
*Apple, Inc.	61,780	8,799
*Cavium Networks, Inc.	210,600	3,540
*Cognizant Technology Solutions Corporation	132,890	3,548
*FLIR Systems, Inc.	139,660	3,151
*Google, Inc.	24,105	10,162
Hewlett-Packard Company	344,000	13,296
*Juniper Networks, Inc.	189,700	4,477
Microsoft Corporation	431,300	10,252
Qualcomm Incorporated	274,740	12,418
*Silicon Laboratories, Inc.	188,775	7,162
*The Ultimate Software Group, Inc.	144,250	3,497
*VistaPrint Limited†	213,093	9,088
*WNS Holdings Limited—ADR	214,825	1,908

		99,973

Health Care—17.2%
Allergan, Inc.	145,300	6,913
*CardioNet, Inc.	227,800	3,718
*Celgene Corporation	120,980	5,788
*Gilead Sciences, Inc.	288,735	13,524
*IDEXX Laboratories, Inc.	148,730	6,871
*Intuitive Surgical, Inc.	22,700	3,715
*Nuvasive, Inc.	92,800	4,139
UnitedHealth Group Incorporated	230,700	5,763

		50,431

Consumer Discretionary—14.1%
*Bed Bath & Beyond, Inc.	137,100	4,216
*Capella Education Company	62,528	3,749
DeVry, Inc.	147,145	7,363
Johnson Controls, Inc.	262,100	5,693
*K12, Inc.	249,488	5,377
McDonald’s Corporation	153,700	8,836
Omnicom Group, Inc.	195,970	6,189

		41,423

Industrials—12.3%
Danaher Corporation	87,181	5,382
Expeditors International of Washington, Inc.	131,130	4,372
Fastenal Company	247,229	8,201
*IHS, Inc.	90,015	4,489
*InnerWorkings, Inc.	381,710	1,813
Knight Transportation, Inc.	261,230	4,323
Roper Industries, Inc.	98,870	4,480
*TransDigm Group Incorporated	81,700	2,958

		36,018

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—6.2%
Apache Corporation	115,465	$8,331
*Weatherford International Ltd.†	253,900	4,966
XTO Energy, Inc.	130,900	4,993

		18,290

Materials—5.6%
Ecolab, Inc.	142,220	5,545
Monsanto Company	68,930	5,124
Praxair, Inc.	80,065	5,690

		16,359

Financials—5.1%
*Affiliated Managers Group, Inc.	98,363	5,724
*MSCI Inc.	159,526	3,899
Charles Schwab & Co., Inc.	309,175	5,423

		15,046

Consumer Staples—3.8%
PepsiCo, Inc.	144,000	7,914
*Smart Balance, Inc.	492,220	3,352

		11,266

Total Common Stocks—98.4% (cost $270,012)		288,806

Investment in Affiliate
William Blair Ready Reserves Fund	1,262,083	1,262

Total Investment in Affiliate—0.4% (cost $1,262)		1,262

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/09, due 7/1/09, repurchase price $8,164, collateralized by FHLB, 1.100%, due 3/30/10	$8,164	8,164

Total Repurchase Agreement—2.8% (cost $8,164)		8,164

Total Investments—101.6% (cost $279,438)		298,232
Liabilities, plus cash and other assets—(1.6)%		(4,731)

Net assets—100.0%		$293,501

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2009

James S. Golan

John F. Jostrand

Tracy McCormick

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of quality large domestic growth companies that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Large Cap Growth Fund posted a 10.47% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, gained 11.53%.

Overall, the first half of 2009 witnessed significant U.S. equity market returns; however, at the onset of the year, investors reacted negatively to deteriorating economic and equity market fundamentals as well as uncertainty around the health of financial institutions. The Russell 1000® Growth Index fell (17.58)% from the start of the year until March 9. After March 9, stocks rallied as many anticipated an economic recovery on improved global economic data as a result of substantial fiscal and monetary policy, both here and abroad. In general for the period, riskier assets outperformed more conservative ones: emerging markets outperformed developed markets, and smaller capitalization stocks surpassed larger. While equity markets and the appetite for risk rose, volatility levels declined substantially from the end of last year.

As measured by the Russell 1000® Growth Index early cyclical groups began to show strength as investors became more hopeful of a recovery. Information Technology stocks substantially outperformed, 24.73%, especially in computers and peripherals as well as software industries. Investors flocked to Information Technology stocks for their strong balance sheets with large cash reserves, attractive valuations, and productivity enhancing product offerings, which should ultimately see an uptick in demand when business confidence returns. In addition, the Materials sector, 15.33%, experienced strong performance especially from chemicals stocks. Conversely, Consumer Staples (0.27)% and Industrials, 1.84%, sectors were the weakest groups. In 2008, the Consumer Staples sector had strong relative returns in the benchmark as investors sought safety; however, as investors anticipated a recovery, they exited this group, and it lagged. In regard to Industrial stocks, they were weak partly due to the fact that the sector contains significant exposure to companies that could be classified as “late cyclical” whose earnings recovery may not occur until late 2010 or beyond. Additionally, the Financial sector, 12.18%, rose on bank stabilization, improved credit markets and government stress test results, which showed less capital inadequacy than feared. The group was helped by better than expected profitability due to robust trading and capital markets activity for certain firms, and the repayment of TARP (Troubled Asset Relief Program) funds by the ten largest banks.

Lastly, growth stocks, as measured by the Russell 1000® Growth Index, significantly outperformed value stocks with a more than 14.4% differential. The Russell 1000® Value Index fell (2.87)% through June 30, 2009. The Growth benchmark was aided by a higher weight in the Information Technology sector, which did well, as discussed above. Also, the Value benchmark had a higher exposure to the Energy sector which did poorly; the Growth benchmark had positive returns in Energy.

The Health Care sector was a disappointment due to stock selection and to a lesser extent, our overweight. In particular, Celgene Corporation declined on the potential for healthcare reform and rotation out of defensive large cap biotechnology, which had done well in 2008, in anticipation of an economic recovery. In the long term, we believe Celgene should continue to benefit from a strong product pipeline. Another detractor was Abbott Laboratories, which had announced slowing growth for Humira and Xience V. We eliminated this position as Humira is a major contributor to earnings.

June 30, 2009	William Blair Funds 9

Energy stocks were another drag on results due to our exploration and production exposure. Both Apache Corporation and EOG Resources, Inc. lagged the energy sector average. We view the underperformance in these stocks as short term in nature rather than anything structural.

Information Technology stocks led as a result of stock selection and an overweight in the sector. Two positions in the top ten had the best results – Apple, Inc. and Qualcomm Incorporated. Apple was the best portfolio contributor overall. It rose substantially on better than expected earnings with better than expected iPod and iPhone sales; we expect this trend to continue. Qualcomm also performed very well as it reported first fiscal quarter results that beat consensus on better than expected handset and chip shipments. We believe this firm should continue to benefit from the transition to the 3G networks expanding its addressable market for royalty and chipset solutions.

The Industrial sector was also a positive contributor driven by stock selection and an underweight in a weak performing group. Our exposure to Precision Castparts Corp., a manufacturer of metal components and products, rose nicely on better cost control and efficiencies than expected. As a result, the stock rose nicely and we eliminated it on relative valuation as well as news of the delay for Boeing 787, which may setback future earnings growth as it is a fastener supplier with significant revenue per plane. Another positive contribution was J.B. Hunt Transport Services, Inc., a premier trucking carrier. It benefited from better than consensus earnings, and it continues to increase intermodal volumes over peers. Also, we had little exposure to aerospace and defense, a lagging group, which helped.

With the significant rally in U.S. equity markets, it appears that investors have priced-in that the economy is likely past the worst of the recessionary declines. Many stocks reacted positively and quickly to early signs of a recovery even on reports of only slight improvement from very low levels. However, in order to see continued positive stock performance from these levels, we believe investors will require more concrete evidence in the second half of the year that companies can drive top line growth in addition to the tight cost control exhibited in the first half of 2009.

We continue to see signs of stabilization and improvement in the U.S. economy, which strengthens our confidence in a recovery. The key questions now revolve around the slope and durability of the economic recovery. While, in our view, an uptick in production is likely considering how rapidly inventories were drawn down within many sectors of the economy between October and March, the steady resumption of economic growth is highly dependent on improving demand in the end markets. Accommodative fiscal and monetary policies on a global basis appear to have mitigated the risk of a deflationary spiral, but the trajectory of growth remains an open question. Additionally, growth may be assisted by emerging markets countries, particularly China as a result of their large stimulus programs; however, this group cannot alone pull forward the global economy. A recovery requires the participation of both developed and developing markets.

Due to this continued uncertainty in the U.S. markets, the portfolio positioning continues to remain balanced between quality growth stocks that have historically had the ability to survive under duress and those that have the potential to benefit from upside as the economy recovers. While we believe valuation underpinnings are not as attractive as before, we continue to seek to take advantage of opportunities in quality growth stocks as they present themselves in this volatile environment. As always, we remain committed to our quality growth investment philosophy. It will guide our efforts in seeking those companies with market leadership, unique business opportunities, strong and motivated management teams as well as attractive financial characteristics. In our view, quality growth companies should perform well in this slow growth environment, gaining market share from weak peers that falter, and utilizing strong balance sheets to improve their competitive positioning.

10 Semi-Annual Report	June 30, 2009

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	10.47%	(24.85)%	(6.91)%	(2.54)%	(6.28)%
Large Cap Growth Fund Class I	10.69	(24.57)	(6.68)	(2.32)	(6.06)
Russell 1000® Growth Index	11.53	(24.50)	(5.45)	(1.83)	(6.19)
(a)	For the period from December 27, 1999 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 11

Large Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—34.2%
*Activision Blizzard, Inc.	25,900	$327
*Adobe Systems Incorporated	16,455	466
*Apple, Inc.	8,975	1,278
*Broadcom Corporation	18,200	451
*Cisco Systems, Inc.	32,414	604
*Google, Inc.	2,355	993
Hewlett-Packard Company	29,695	1,148
*Juniper Networks, Inc.	19,550	461
Microsoft Corporation	60,735	1,444
Qualcomm Incorporated	26,415	1,194
*Salesforce.com, Inc.	7,150	273

		8,639

Health Care—14.7%
Allergan, Inc.	7,865	374
Baxter International, Inc.	14,660	776
*Celgene Corporation	12,390	593
*Gilead Sciences, Inc.	14,435	676
*Intuitive Surgical, Inc.	1,300	213
*Thermo Fisher Scientific, Inc.	15,395	628
UnitedHealth Group Incorporated	18,390	459

		3,719

Consumer Discretionary—11.4%
*Discovery Communications, Inc.	22,050	497
Johnson Controls, Inc.	23,550	512
*Kohl’s Corporation	12,246	524
McDonald’s Corporation	9,935	571
Omnicom Group, Inc.	11,915	376
*O’Reilly Automotive, Inc.	10,280	392

		2,872

Industrials—10.4%
Danaher Corporation	9,622	594
Expeditors International of Washington, Inc.	9,965	332
J. B. Hunt Transport Services, Inc.	12,770	390
Roper Industries, Inc.	8,700	394
United Parcel Service, Inc.	11,120	556
W.W. Grainger, Inc.	4,350	356

		2,622

Consumer Staples—8.8%
Colgate-Palmolive Company	7,080	501
CVS Caremark Corporation	25,110	800
Wal-Mart Stores, Inc.	18,950	918

		2,219

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—6.8%
Apache Corporation	5,015	$362
EOG Resources, Inc.	5,620	382
Schlumberger Limited†	10,080	545
Suncor Energy Inc.†	13,880	421

		1,710

Financials—6.5%
CME Group, Inc.	1,495	465
The Goldman Sachs Group, Inc.	2,557	377
Invesco Ltd.†	23,100	412
Charles Schwab & Co., Inc.	21,985	386

		1,640

Materials—5.6%
Ecolab, Inc.	9,900	386
Monsanto Company	4,430	329
Praxair, Inc.	9,725	691

		1,406

Total Common Stocks—98.4% (cost $24,503)		24,827

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09 due 7/1/09, repurchase price $415, collateralized by FHLB, 0.900%, due 4/8/10	$415	415

Total Repurchase Agreement—1.6% (cost $415)		415

Total Investments—100% (cost $24,918)		25,242
Liabilities, plus cash and other assets—(0.0)%		(11)

Net assets—100.0%		$25,231

See accompanying Notes to Financial Statements.

12 Semi-Annual Report	June 30, 2009

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Growth Fund posted a 39.10% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Russell 2000® Growth Index, gained 11.36%.

The first half of 2009 was characterized by extremes in market psychology. The Russell 2000® Growth Index went to new lows after declining (25.69)% through early March, only to rally 49.86% over the balance of the period. In the end, the index returned 11.36% for the six-month period overall.

Investor pessimism over the first two months of the year was driven by deterioration in business activity as corporate profits declined severely year-over-year, but also as investors fearfully extrapolated this level of activity well into the future. Company management teams, broadly speaking, cautioned investors on the outlook for 2009 as well. A flurry of layoff announcements and wage cuts or freezes from companies of all sizes pushed the unemployment rate higher and consumer confidence to its lowest level on record.

However, the significant rally that ensued was driven in part by signs of economic “green shoots,” a term Federal Reserve Chairman Ben Bernanke used to describe improving data points in the economy. In actuality, many of the green shoots were just a moderation in the pace of the economic contraction. Nonetheless, these incremental positives made investors realize that economic Armageddon was not on the horizon. This realization propelled an expanded appetite for risk across the capital markets. This increased the level of equity and corporate bond issuance, allowing many companies to solve one of the main issues dampening corporate activity in recent quarters—access to capital.

From a sector perspective, total sector returns that led the market over the six-month period within the Russell 2000® Growth Index were Information Technology, 30.24% and Consumer Discretionary, 24.43%. On the other hand, the Industrials, (4.10)%, Financials, (3.59)%, and Energy, 2.52%, sectors were the weakest relative performers.

The Small Cap Growth Fund produced a solid absolute return and pulled well ahead of its benchmark over the first six months of 2009. The outperformance was primarily attributable to strong stock selection, along with our investment style and sector weightings being in favor. Stock selection was strong across most sectors with Consumer Discretionary, Information Technology, Health Care, and Financials generating the majority of the outperformance. Many of these stocks were ones that were out of favor last year but we continued to hold or add to our positions. The Energy sector was the one sector of relative weakness for the Fund.

From a style perspective, the market rally marked a swift reversal in many of the previous market headwinds to our style that we have discussed in past updates. Our valuation sensitivity, our bias against momentum-oriented stocks and our typical allocation to micro cap stocks were all significant contributors to relative performance during the second quarter. Similarly, although our sector weights are dictated by our bottom-up stock bets, our overweights to Consumer Discretionary and Information Technology and underweights to Health Care and Industrials, all contributed to the Fund’s relative outperformance as well, primarily in the first quarter.

June 30, 2009	William Blair Funds 13

Two specific stocks that benefitted the Fund during the first half of the year were DG FastChannel, Inc. and Jarden Corporation. DG FastChannel enables the electronic distribution of advertisements from advertising agencies to traditional radio and TV broadcasters and other media outlets. Despite poor performance last year, we continued to hold the stock, and increased our position last year, as we felt the market did not appreciate the earnings impact from the trend toward high definition (HD) advertising. The company has reported better than expected earnings as rapid growth in HD ad transfers boosted gross margins more than many had forecasted. Jarden is a consumer products company with a diversified portfolio of brands including companies such as Bicycle playing cards, First Alert, Coleman, K2 skis and Sunbeam. The stock benefitted from an improved outlook for consumer spending and an expanded valuation from what we felt was a depressed level.

Conversely, two stocks detracting from performance were FirstService Corporation and InnerWorkings, Inc.. FirstService provides a variety of real estate services and operates in three segments: Commercial Real Estate Services, Residential Property Management, and Property Services. The stock was a large detractor from performance during the first half of the year primarily due to intensified concerns over the health of the commercial real estate market in the United States and abroad. While new sales and leasing contracts of commercial real estate properties have deteriorated, the company’s other segments remain relatively healthy. InnerWorkings provides full service printing solutions to corporate customers. The company uses its proprietary database of printing suppliers to efficiently price and coordinate complex printing jobs for its customers. The company has witnessed a severe year-over-year decline in marketing and ad-related printing jobs by InnerWorkings’ corporate clients. Despite the negative effect these cost-cutting measures have on its business, InnerWorkings’ value proposition appears to be intact as it continues to attract new corporate clients to its low-cost printing solution.

As we look forward, valuations broadly appear attractive even after the recent increase in stock prices. We have said in recent updates that any economic recovery was unlikely to have a steep trajectory, and we still believe this to be the case. Although there are pockets of improvement in the U.S. economy, risks to growth remain widespread. Unemployment continues to rise, gas prices have began to creep up again and recently higher mortgage rates also could stunt the wave of refinancing that has been a benefit to the consumer over the past few months. We believe that company fundamentals likely will dictate the direction of the stock market from here. As always, we focus our attention on closely analyzing the fundamental trends at the companies we own and those we are considering for purchase. Our unchanged goal is to construct the Fund with an appropriate mix of quality growth companies that can navigate relatively well in any economic environment.

14 Semi-Annual Report	June 30, 2009

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year		5 Year	Since Inception(a)
Small Cap Growth Fund Class N	39.10%	(11.62)%	(7.95	)%(0.96)%		10.22%
Small Cap Growth Fund Class I	39.29	(11.36)	(7.69)		(0.69)	10.50
Russell 2000® Growth Index	11.36	(24.85)	(7.83)		(1.32)	(2.85)
Russell 2000® Index	2.64	(25.01)	(9.89)		(1.71)	1.83
(a)	For the period from December 27, 1999 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 15

Small Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—27.6%
*Alliance Data Systems Corporation	117,700	$4,848
*Banctec, Inc.**	603,327	3,017
*Cavium Networks, Inc.	383,700	6,450
*Cybersource Corporation	275,600	4,217
*DG Fastchannel, Inc.	634,551	11,612
*Euronet Worldwide, Inc.	476,234	9,234
*j2 Global Communications, Inc.	248,548	5,607
Jabil Circuit, Inc.	749,800	5,564
*Kowabunga!, Inc.	5,415,355	1,516
*Lionbridge Technologies, Inc.	2,547,400	4,687
*Move, Inc.	2,430,300	5,249
*Nuance Communications, Inc.	426,231	5,153
*Silicon Laboratories, Inc.	257,223	9,759
*Solera Holdings, Inc.	360,800	9,164
*Sonic Solutions	2,958,540	8,728
*The Ultimate Software Group, Inc.	496,985	12,047
United Online, Inc.	2,357,356	15,346
*ValueClick, Inc.	1,018,300	10,713
*Vertro, Inc.	3,916,715	744
*VistaPrint Limited†	324,446	13,838
*Web.com Group, Inc.	1,329,639	7,486
*WNS Holdings Limited—ADR	577,481	5,128
*Workstream, Inc.†	147,808	36

		160,143

Consumer Discretionary—26.0%
*American Apparel, Inc.	1,726,607	6,285
*Amerigon Incorporated	808,867	4,934
*Bally Technologies, Inc.	204,600	6,122
*Bridgepoint Education, Inc.	615,700	10,467
*Career Education Corporation	536,800	13,361
*Century Casinos, Inc.	1,004,719	2,994
*Dolan Media Company	843,166	10,784
*Duckwall-ALCO Stores, Inc.	433,153	7,047
*Gaiam, Inc.	1,324,500	7,245
*Grand Canyon Education, Inc.	609,510	10,228
*Imax Corporation†	1,518,991	12,334
*Jarden Corporation	776,517	14,560
*K12, Inc.	383,959	8,274
*Kona Grill, Inc.	1,042,992	3,504
*Lincoln Educational Services Corporation	181,100	3,790
*Lions Gate Entertainment Corporation†	681,632	3,817
*MDC Partners, Inc.†	681,632	9,204
*Motorcar Parts of America, Inc.	702,136	2,759
Strayer Education, Inc.	31,995	6,978
*WMS Industries, Inc.	191,600	6,037

		150,724

Health Care—19.5%
*Air Methods Corporation	274,544	7,512
*American Medical Systems Holdings, Inc.	405,000	6,399
*CardioNet, Inc.	305,861	4,992
*Eurand NV†	419,692	5,456
*Haemonetics Corporation	108,100	6,162
*Integra Lifesciences Holding Corporation	217,000	5,753
*Iris International, Inc.	417,900	4,931
*Kensey Nash Corporation	294,184	7,711
*MedAssets, Inc.	440,300	8,564
*Natus Medical Incorporated	634,500	7,322
*Nuvasive, Inc.	184,200	8,215
*Orthovita, Inc.	1,501,761	7,734
*Providence Service Corporation	485,879	5,320

Issuer	Shares	Value

Common Stocks—(continued)
Health Care—(continued)
*Psychiatric Solutions, Inc.	619,305	$14,083
*SurModics, Inc.	357,248	8,085
*Trinity Biotech plc—ADR	1,139,603	5,037

		113,276

Financials—8.1%
*Affiliated Managers Group, Inc.	148,782	8,658
Allied World Assurance Company Holdings, Ltd†	135,500	5,532
*FBR Capital Markets Corporation	1,304,467	6,131
*FirstService Corporation†	545,171	6,449
GFI Group, Inc.	780,340	5,260
*Marlin Business Services Corporation	893,601	5,004
National Financial Partners Corporation	901,630	6,600
OptionsXpress Holdings, Inc.	231,500	3,595

		47,229

Energy—4.8%
*Carrizo Oil & Gas, Inc.	330,100	5,661
*Comstock Resources, Inc.	124,360	4,110
*Concho Resources, Inc.	300,513	8,622
*Forest Oil Corporation	336,100	5,015
*Oil States International, Inc.	188,700	4,568

		27,976

Industrials—4.4%
*InnerWorkings, Inc.	865,095	4,109
Msc Industrial Direct Co., Inc.,	164,600	5,840
*Odyssey Marine Exploration, Inc.	1,378,130	2,205
*On Assignment, Inc.	1,251,814	4,895
*Transdigm Group, Inc.	232,114	8,403

		25,452

Material—3.6%
Celanese Corporation	264,600	6,284
*Horsehead Holding Corp.	1,006,700	7,500
*Thompson Creek Metals Company, Inc.†	681,900	6,969

		20,753

Consumer Staples—1.8%
*Overhill Farms, Inc.	1,070,252	5,640
*Smart Balance, Inc.	711,827	4,848

		10,488

Total Common Stocks—95.8% (cost $546,289)		556,041

Exchange-Traded Fund
iShares, Russell 2000® Growth	189,705	10,754

Total Exchange-Traded Fund—1.8% (cost $8,854)		10,754

*Investment in Warrants
*Kowabunga! Inc., 2011, $2.50**	1,424,000	—
*Kowabunga! Inc., 2011, $3.05**	448,409	—
*Kowabunga! Inc., 2011, $4.00**	224,205	—
Motorcar Parts of America, Inc., 2012, $15.00**	111,575	—
Zila, Inc., 2011, $2.21**	2,407,202	—

Total Investment in Warrants—0.0% (cost $0)		—

See accompanying Notes to Financial Statements.

16 Semi-Annual Report	June 30, 2009

Small Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands)(unaudited)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	3,296,512	$3,297

Total Investment in Affiliate—0.6% (cost $3,297)		3,297

Short-Term Investments
American Express Credit Corp., Demand Note, VRN, 0.158%, due 7/1/09	$500	500

Total Short-Term Investments—0.1% (cost $500)		500

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/09, due 7/1/09, repurchase price $1,582, collateralized by FHLMC, 1.100%, due 3/30/10	$1,582	1,582

Total Repurchase Agreement—0.3% (cost $1,582)		1,582

Total Investments—98.6% (cost $560,522)		572,174
Cash and other assets, less liabilities—1.4%		8,210

Net assets—100.0%		$580,384

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.52% of the Fund’s net assets at June 30, 2009. These securities were also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 17

Small Cap Growth Fund

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be a affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the period ended June 30, 2009 with companies deemed affiliated during the period or at June 30, 2009:

	Share Activity				Period Ended June 30, 2009
					(in thousands)
Security Name	Balance 12/31/2008	Purchases	Sales	Balance 6/30/2009	Value	Dividends Included in Income
Amerigon	1,181,267	182,100	554,500	808,867	$4,934	$—
pDuckwall-ALCO Stores, Inc.	359,361	73,792	—	433,153	7,047	—
pGaiam, Inc.	—	1,324,500	—	1,324,500	7,245	—
Granite City Food & Brewery, Ltd.	1,137,260	—	1,137,260	—	—	—
pKona Grill, Inc.*	744,995	297,997	—	1,042,992	3,504	—
pMarlin Business Services Corp.	860,992	67,933	35,324	893,601	5,004	—
pMDC Partners, Inc.	922,001	871,863	126,487	1,667,377	9,204	—
pMotorcar Parts of America, Inc.	678,936	23,200	—	702,136	7,259	—
Optimal Group, Inc.	1,615,192	—	1,615,192	—	—	—
pOverhill Farms, Inc.	1,215,052	179,200	324,000	1,070,252	5,640	—
Physicians Formula Holdings, Inc.	862,320	278,889	1,141,209	—	—	—
pSonic Solutions	2,661,273	441,216	143,949	2,958,540	8,728	—
pVertro, Inc. (formerly Miva, Inc.)	3,885,215	31,500	—	3,916,715	744	—
Virtusa Corporation	1,307,147	3,700	1,310,847	—	—	—
pWeb.com Group, Inc.	2,004,499	41,100	715,960	1,329,639	7,486	—

					$66,795	$—

* The purchased shares were acquired through the company’s 2 per 5 rights offer on 4/15/2009.

p Affiliated company at June 30, 2009. The Small Cap Growth Fund’s total value in companies deemed to be affiliated at June 30, 2009 was $61,861 (in thousands).

See accompanying Notes to Financial Statements.

18 Semi-Annual Report	June 30, 2009

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of medium-sized domestic growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Growth Fund posted a 13.77% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, gained 16.61%.

Investor pessimism over the first two months of the year was driven in part by deterioration in business activity as corporate profits declined severely year-over-year, but also as investors fearfully extrapolated this level of activity well into the future. Company management teams, broadly speaking, cautioned investors on the outlook for 2009 as well. A flurry of layoff announcements and wage cuts or freezes from companies of all sizes pushed the unemployment rate higher and consumer confidence to its lowest level on record.

However, the significant rally that ensued was driven in part by signs of economic “green shoots,” a term Federal Reserve Chairman Ben Bernanke used to describe improving data points in the economy. In actuality, many of the green shoots were just a moderation in the pace of the economic contraction. Nonetheless, these incremental positives helped investors realize that economic Armageddon was not on the horizon. This realization propelled an expanded appetite for risk across the capital markets. This increased the level of equity and corporate bond issuance, allowing many companies to solve one of the main issues dampening corporate activity in recent quarters—access to capital.

From a sector perspective, total sector returns that were the best performers over the six-month period, within the Russell Midcap® Growth Index were the commodity-oriented sectors of Energy, 27.59%, and Materials, 26.39%. Information Technology, 23.70%, also outperformed while Industrials, 6.19%, Consumer Staples, 8.39%, and Financials, 12.36%, were the notable laggards.

The Mid Cap Growth Fund witnessed certain style headwinds during the period, causing the Fund to come up short of its benchmark. The Fund’s year-to-date relative performance was pushed into the red when it trailed during the month of May by over 4%, primarily due to a strong run in commodity-oriented segments of the market. Also, since the Fund’s focus is on long-term quality companies, the market’s rather sudden preference for previously out-of-favor, more cyclical stocks was a headwind as well. From a sector perspective, stock selection in Information Technology and Energy detracted from relative performance. On the other hand, stock selection in Consumer Discretionary and Financials helped relative performance. Aside from the stock-specific drivers, the Fund’s bias to smaller cap stocks was also a benefit versus the benchmark.

Two stocks in particular that detracted from performance were Trimble Navigation Limited and FLIR Systems, Inc.. Trimble Navigation develops and markets global positioning systems (GPS) in a variety of commercial and governmental applications. The company’s Engineering & Construction segment has contracted with the steep economic slowdown as corporations and government agencies have slowed or halted many construction projects. Despite these negative developments, the company’s Agriculture and Mobile segments are performing relatively better, and management is taking aggressive measures to protect profit margins in this environment. FLIR Systems is a leader in the design, manufacture, and marketing of thermal imaging and stabilized camera systems for use in both military and commercial applications. The stock sold off during the period due in part to fears the Obama administration would cut defense spending, as well as on news of a lost contract with the

June 30, 2009	William Blair Funds 19

Marines. Also, the company has tempered forward earnings expectations due to forecasted weakness in its economically-sensitive thermograph business.

Conversely, two stocks helping performance were Silicon Laboratories, Inc. and Affiliated Managers Group, Inc.. Silicon Laboratories (SLAB) is a semiconductor company. The company designs analog and mixed signal integrated circuits for use in mobile phones, PC modems, and satellite set top boxes, radio tuners, and office networking equipment. The company turned in solid earnings results in a tough environment, though stocks across the entire semiconductor group are benefiting from industry stabilization. Part of SLAB’s business strength is coming from design wins and recent product launches. Most recently, the company raised its forward earnings guidance as business remained upbeat in their opinion. Affiliated Managers Group (AMG) is an asset management company with equity investments in various small- and mid-sized investment management firms. The stock performed well during the period as investors adjusted their expectations for the company in response to the rising stock market level, and therefore the company’s assets under management and revenues. Investors also were pleased with AMG’s payback of a bank loan, which strengthened its balance sheet and increases the potential for attractive acquisitions.

As we look forward, valuations broadly are attractive even after the recent move in stocks. We have said in recent updates that any economic recovery was unlikely to have a steep trajectory. We still believe this to be the case. Although there are pockets of improvement on the economic front, risks to subpar growth remain real. Credit remains scarce, the consumer still needs to shore up their personal balance sheet, and recently higher mortgage rates remain a barrier to the housing market’s recovery. Balancing the pros and cons, one thing appears certain: fundamentals will be much more likely to dictate the direction of the stock market from here. As always, we focus most of our time analyzing the fundamentals of individual companies and believe this will be a benefit in the current environment. In our opinion, we have constructed the portfolio with the appropriate mix of quality growth companies that should benefit disproportionately in an economic recovery and those companies with strong secular drivers less dependent on the macro environment.

20 Semi-Annual Report	June 30, 2009

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	Since Inception(a)
Mid Cap Growth Fund Class N	13.77%	(19.71)%	(3.70)%	(2.10)%
Mid Cap Growth Fund Class I	13.90	(19.47)	(3.40)	(1.81)
Russell MidCap® Growth Index	16.61	(30.33)	(7.93)	(7.91)
(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 21

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—23.8%
*Activision Blizzard, Inc.	69,220	$874
*Alliance Data Systems Corporation	25,550	1,052
*Broadcom Corporation	42,850	1,062
*Cognizant Technology Solutions Corporation	39,490	1,054
*Concur Technologies, Inc.	31,930	992
*Dolby Laboratories, Inc. Class “A”	26,070	972
*FLIR Systems, Inc.	9,610	217
*Juniper Networks, Inc.	37,100	876
*NetApp, Inc.	26,446	522
*Nuance Communications, Inc.	99,130	1,198
*Silicon Laboratories, Inc.	39,810	1,510
*Trimble Navigation Limited	40,100	787
*VistaPrint Limited†	14,530	620

		11,736

Industrials—22.1%
C. H. Robinson Worldwide, Inc.	9,165	478
Dun & Bradstreet Corporation	10,520	854
Expeditors International of Washington, Inc.	27,180	906
Fastenal Company	41,175	1,366
J.B. Hunt Transport Services, Inc.	25,910	791
*Iron Mountain Incorporated	37,727	1,085
Manpower, Inc.	11,690	495
MSC Industrial Direct Co., Inc.	14,200	504
Precision Castparts Corp.	6,550	478
Ritchie Bros. Auctioneers Incorporated†	40,550	951
Robert Half International, Inc.	21,100	498
Roper Industries, Inc.	20,960	950
*Stericycle, Inc.	20,730	1,068
*TransDigm Group Incorporated	13,350	483

		10,907

Consumer Discretionary—20.7%
*Bed Bath & Beyond, Inc.	34,260	1,054
*Carmax, Inc.	23,670	348
*Chipotle Mexican Grill, Inc. Class “B”	23,600	1,647
DeVry, Inc.	24,010	1,201
*Dick’s Sporting Goods, Inc.	87,990	1,513
Gentex Corporation	90,780	1,053
*O’Reilly Automotive, Inc.	39,880	1,519
Strayer Education, Inc.	2,545	555
*WMS Industries, Inc.	41,740	1,315

		10,205

Health Care—12.5%
*athenahealth, Inc.	15,810	585
*IDEXX Laboratories, Inc.	31,310	1,447
*Illumina, Inc.	26,620	1,037
*Intuitive Surgical, Inc.	7,520	1,231
*Mettler-Toledo Holding, Inc.	6,570	507

* Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—(continued)
*Myriad Genetics, Inc.	21,730	$775
*Myriad Pharmaceuticals, Inc.	5,365	25
*St. Jude Medical, Inc.	13,790	567

		6,174

Financials—8.0%
*Affiliated Managers Group, Inc.	38,175	2,221
Greenhill & Co., Inc.	13,420	969
HCC Insurance Holdings, Inc.	30,470	732

		3,922

Energy—5.5%
*Continental Resources, Inc.	19,745	548
*Denbury Resources, Inc.	25,170	371
*Newfield Exploration Company	15,330	501
Range Resources Corporation	9,700	402
*Southwestern Energy Company	22,970	892

		2,714

Materials—4.2%
Airgas, Inc.	15,900	644
Ecolab, Inc.	36,900	1,439

		2,083

Consumer Staples—2.1%
*Hansen Natural Corporation	33,220	1,024

		1,024

Total Common Stocks—98.9% (cost $43,705)		48,765

Investment in Affiliate
William Blair Ready Reserves Fund	18,721	19

Total Investment in Affiliate—0.1% (cost $19)		19

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09,repurchase price $1,769, collateralized by Treasury Bill, 0.16%, due 7/30/09	$1,768,858	1,769

Total Repurchase Agreement—3.6% (cost $1,769)		1,769

Total Investments—102.6% (cost $45,493)		50,553
Liabilities, plus cash and other assets—(2.6)%		(1,273)

Net assets—100.0%		$49,280

See accompanying Notes to Financial Statements.

22 Semi-Annual Report	June 30, 2009

Karl W. Brewer

Robert C. Lanphier, IV

Matthew A. Litfin

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized U.S. growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small-Mid Cap Growth Fund posted a 19.24% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Russell 2500™ Growth Index, gained 14.52%.

Investor pessimism over the first two months of the year was driven by deterioration in business activity as corporate profits declined severely year-over-year, but also as investors fearfully extrapolated this level of activity well into the future. Company management teams, broadly speaking, cautioned investors on the outlook for 2009 as well. A flurry of layoff announcements and wage cuts or freezes from companies of all sizes pushed the unemployment rate higher and consumer confidence to its lowest level on record.

However, the significant rally that ensued was driven in part by signs of economic “green shoots,” a term Federal Reserve Chairman Ben Bernanke used to describe improving data points in the economy. In actuality, many of the green shoots were just a moderation in the pace of the economic contraction. Nonetheless, these incremental positives helped investors realize that economic Armageddon was not on the horizon. This realization propelled an expanded appetite for risk across the capital markets. This increased the level of equity and corporate bond issuance, allowing many companies to solve one of the main issues dampening corporate activity in recent quarters—access to capital.

From a sector perspective, total sector returns that led the market over the six-month period within the Russell 2500™ Growth Index were Information Technology, 24.87% and Consumer Discretionary, 23.52% and Energy, 18.82%. On the other hand, the Industrials, 1.21%, and Financials, 6.98%, were the poorest performers.

The Small-Mid Cap Growth Fund outperformed during the first half of the year as strong stock selection overshadowed the market’s bias against certain aspects of its investment style. The main driver of the outperformance was stock selection in the Information Technology, Consumer Staples and Financials sectors. Stock selection in Health Care, however, detracted from performance. From a style perspective, investors gravitated to stocks that had previously been out of favor and to smaller cap stocks within the Russell 2500™ Growth Index. Given that the Fund (and on average, its holdings) has performed well over the last year, and that the Fund typically has a larger weighted average market capitalization, these style factors were headwinds to relative performance.

Two of the best performing stocks in the Fund were VistaPrint Limited and Green Mountain Coffee Roasters, Inc.. VistaPrint is a worldwide provider of marketing and printing services to small business and home office customers via the internet. The company’s products include business cards, brochures, invitations, websites, and various types of marketing material. Over the first half of the year, the company reported solid business momentum as customers increasingly shifted spending toward its quality, low-cost solutions. In addition, the company signed a new contract with FedEx Office during the second quarter. Green Mountain Coffee Roasters sells its Keurig line of single cup brewers, along with coffee and tea “K-cups” for use in these machines. The company exceeded Wall Street’s earnings expectations and announced a distribution agreement with Wal-Mart during the second quarter. In June, the company announced a partnership with Cuisinart to co-brand a single cup brewer.

June 30, 2009	William Blair Funds 23

Conversely, two stocks detracting from performance were Pharmaceutical Product Development and InnerWorkings, Inc.. Pharmaceutical Product Development, Inc. (PPDI) is a leading contract research organization (CRO) serving both biotech and pharmaceutical companies by providing outsourced clinical trials. During the first quarter, the FDA provided guidance that suggested a drug approval, and therefore a milestone payment due to the company, would be delayed. Later in the period, PPDI reported an increase in trial cancellations and in delays of new trials, pressuring shares further. InnerWorkings provides full service printing solutions to corporate customers. The company uses their proprietary database of printing suppliers to efficiently price and coordinate complex printing jobs for their customers. Although the company continues to sign up new customers, the stock was under pressure during the first half of the year as many of its existing corporate customers have made significant cuts to their print budgets.

As we look forward, valuations broadly appear attractive even after the recent increase in stock prices. We have said in recent updates that any economic recovery was unlikely to have a steep trajectory, and we still believe this to be the case. Although there are pockets of improvement in the U.S. economy, risks to growth remain widespread. Unemployment continues to rise, gas prices have began to creep up again and recently higher mortgage rates also could stunt the wave of refinancing that has been a benefit to the consumer over the past few months. We believe that company fundamentals likely will dictate the direction of the stock market from here. As always, we focus our attention on closely analyzing the fundamental trends at the companies we own and those we are considering for purchase. Our unchanged goal is to construct the Fund with an appropriate mix of quality growth companies that can navigate relatively well in any economic environment.

24 Semi-Annual Report	June 30, 2009

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	19.24%	(15.24)%	(4.50)%	1.44%	3.20%
Small-Mid Cap Growth Fund Class I	19.47	(14.97)	(4.23)	1.70	3.47
Russell 2500™ Growth Index	14.52	(27.29)	(7.72)	(0.65)	0.29
(a)	For the period from December 29, 2003 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 25

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Industrials—20.8%
*Allegiant Travel Company	24,865	$986
*Corrections Corporation of America	74,755	1,270
*CoStar Group, Inc.	22,000	877
CRA International, Inc.	41,600	1,155
Dun & Bradstreet Corporation	15,910	1,292
Expeditors International of Washington, Inc.	28,090	937
Fastenal Company	58,460	1,939
Heidrick & Struggles International, Inc.	52,740	963
J. B. Hunt Transport Services, Inc.	35,055	1,070
*Huron Consulting Group, Inc.	18,750	867
*InnerWorkings, Inc.	213,880	1,016
*Iron Mountain Incorporated	47,161	1,356
Manpower, Inc.	24,650	1,044
*Monster Worldwide, Inc.	74,600	881
Ritchie Bros. Auctioneers Incorporated†	82,400	1,932
Robert Half International, Inc.	50,200	1,186
*Stericycle, Inc.	47,720	2,459
*TransDigm Group Incorporated	49,400	1,788

		23,018

Information Technology—23.4%
*Alliance Data Systems Corporation	22,500	927
*Cavium Networks, Inc.	67,800	1,140
*Citrix Systems, Inc.	54,860	1,749
*Cognizant Technology Solutions Corporation	50,795	1,356
*Concur Technologies, Inc.	65,200	2,026
*Constant Contact, Inc.	35,100	696
*Cybersource Corporation	82,860	1,268
*DG Fastchannel, Inc.	57,950	1,061
*Euronet Worldwide, Inc.	129,033	2,502
*j2 Global Communications, Inc.	57,175	1,290
*Nuance Communications, Inc.	132,940	1,607
*Silicon Laboratories, Inc.	74,660	2,833
*Ultimate Software Group, Inc.	67,525	1,637
United Online, Inc.	400,930	2,610
*VistaPrint Limited†	76,005	3,242

		25,944

Consumer Discretionary—17.9%
*Career Education Corporation	132,500	3,298
*Chipotle Mexican Grill, Inc. Class “B”	16,965	1,184
DeVry, Inc.	48,365	2,420
*Dick’s Sporting Goods, Inc.	87,400	1,503
Gentex Corporation	94,500	1,096
*IMAX Corporation†	171,473	1,392
*Jarden Corporation	84,100	1,577
*K12, Inc.	95,550	2,059
*O’Reilly Automotive, Inc.	45,250	1,723
Strayer Education, Inc.	10,100	2,203
*Under Armour, Inc.	59,660	1,335

		19,790

Health Care—17.5%
*athenahealth, Inc.	35,700	1,321
*Covance, Inc.	26,700	1,314
*Haemonetics Corporation	41,700	2,377
*HMS Holdings Corp.	34,200	1,393
*Hologic, Inc.	101,410	1,443
*IDEXX Laboratories, Inc.	51,905	2,398
*Illumina, Inc.	26,580	1,035
*Intuitive Surgical, Inc.	10,225	1,673
*MedAssets, Inc.	102,800	1,999
*NuVasive, Inc.	34,660	1,546
*Phase Forward Incorporated	110,560	1,671
*SurModics, Inc.	55,595	1,258

		19,428

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials —7.0%
*Affiliated Managers Group, Inc.	36,380	$2,117
FirstService Corporation†	49,800	589
Greenhill & Co., Inc.	16,440	1,187
HCC Insurance Holdings, Inc.	40,750	978
Invesco, Ltd.†	96,500	1,720
*MSCI, Inc.	49,100	1,200

		7,791

Energy—6.2%
*Comstock Resources, Inc.	25,300	836
*Concho Resources, Inc.	42,240	1,212
*Continental Resources, Inc.	36,840	1,022
Helmerich & Payne, Inc.	49,980	1,543
*Newfield Exploration Company	31,800	1,039
*Petrohawk Energy Corporation	51,880	1,157

		6,809

Consumer Staples—3.6%
Alberto-Culver Company	47,950	1,219
*Green Mountain Coffee Roasters, Inc.	45,905	2,714

		3,933

Materials—1.8%
Airgas, Inc.	50,235	2,036

Total Common Stocks—98.2% (cost $98,934)		108,749

Investment in Affiliate
William Blair Ready Reserves Fund	22,694	23

Total Investment In Affiliate—0.0% (cost $23)		23

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $5,994, collateralized by FHLB, 0.900% due 4/08/10	$5,994	5,994

Total Repurchase Agreement—5.4% (cost $5,994)		5,994

Total Investments—103.6% (cost $104,951)		114,766
Liabilities, plus cash and other assets—(3.6)%		(4,028)

Net assets—100.0%		$110,738

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

26 Semi-Annual Report	June 30, 2009

GLOBAL MARKETS OVERVIEW

Summary

The equity market rally that was sparked at the beginning of March continued throughout the second quarter with the global equity market up 23.18%, as investors believed that the global economy had bottomed as activity increased, particularly in Emerging Asia. After a tremendous rally over the last several months, however, markets were flat in June amidst concerns that the rally was overdone. According to MSCI All Country World IMI Index (net), Financials and Materials maintained their sector leadership during the second quarter, driving the rally, rising 38.13% and 28.78%, respectively, although the rally broadened as the quarter progressed and all sectors reported double digit returns. While Health Care and Telecommunication Services were the worst performing sectors during the second quarter, rising 11.44% and 13.34%, respectively, they led performance during June as the Energy, Materials, and Industrials sectors fell. Year to date equity market performance was driven by strength in Materials and Information Technology, up 25.9% and 24.07%, respectively, while the more defensive sectors, which outperformed during the end of 2008, trailed.

Regionally, Emerging markets as measured by the MSCI Emerging Markets IMI Index (net) extended their lead during the second quarter, rising 36.47%, followed by non-U.S. developed small cap stocks, which rallied 34.09% according to the MSCI EAFE Plus Canada Index. Year to date, Emerging markets rose 38.08%, as measured by the MSCI Emerging Markets IMI Index (net) led by strength in Brazil, Chile, India and Indonesia. The natural-resource oriented developed markets of Pacific Ex-Japan and Canada led other regions both during the second quarter and year to date, rising 33.81% according to the MSCI Pacific Ex Japan IMI Index (net) and 30.65% according to the MSCI Canada IMI Index (net), respectively, while Japan and the U.S. lagged. A depreciating U.S. Dollar also enhanced non-U.S. equity returns to U.S. investors, as the dollar depreciated versus the Canadian and Australian dollars, U.K. Pound Sterling and most emerging markets currencies. The U.S. Dollar also depreciated versus the Japanese yen and was relatively flat versus the Euro and most European currencies.

Outlook

The market narrative for the first half of the year started with the intensification of the financial sector solvency crisis accompanied by a large-scale global policy intervention. As the acute stage of the crisis began to ease in the spring, signs of stabilization in the growth outlook started to emerge, with Asia at the leading edge. Financial markets rallied strongly as systemic tail risk was priced back out of the base case scenario. Equity markets in particular began to discount a new global cycle led by a turn in developing economies and, accordingly, emerging markets led equity returns higher in the second quarter. After a significant upward revaluation in the March through May period, momentum slowed in June as markets began to grapple with the real-time dynamics of recession and recovery.

With that background in mind, we thought it would be appropriate to break down the market outlook into some of its component elements and review where the funds stand:

Prospective Equity Returns

Consensus estimates for 2010 dividends aggregate to a prospective yield of 3.5% on a broad universe of non-U.S. stocks, compared to a weighted average government bond yield of 3.9%. Both earnings and dividends are well below long term trendlines, suggesting that growth may exceed nominal economic growth in the future. Our own estimates suggest a current equity risk premium in excess of 8%, far in excess of historic norms.

On a cyclical basis, our analysis suggests a strong inverse relationship between leading economic indicators and prospective equity returns over a one year time horizon—when leading indicators are two standard deviations below normal, subsequent equity returns have historically been well above average. This cyclical buy signal is still in place.

June 30, 2009	William Blair Funds 27

Valuation

On a year-ahead estimated earnings basis, the aggregate world Ex-U.S. Price to Earnings (PE) ratio has risen sharply in the last six months from below 10 to somewhere in the 13-14 range. We believe abnormal under valuations in cyclical sectors and emerging markets have been corrected, and financial stocks have been revalued with a clearer view of their earnings and balance sheet prospects. Overall valuation remains below long term norms, with Asian markets above and European markets below their 10 year averages in a trend shift we would expect to persist.

Earnings Outlook

Current estimates suggest a significant (15-20%) fall in earnings this year followed by a strong recovery in 2010. Estimate reductions have slowed significantly over the last two months as economic indicators have begun to level off. If we have reached equilibrium in expectations for financials and commodity producers, we may soon see recovery and strong cost controls begin to feed into much more stable earnings prospects.

Portfolio Positioning

Our key geographic commitment remains Asia Ex-Japan, where our total weight including both developed and Emerging markets is 31% vs the benchmark’s 21%. Our portfolio is also strongly represented in the U.K. as a result of our focus on its global leaders in the financial sector, engineering and infrastructure, and technology. We are correspondingly underweight in Japan, Europe, and commodity-dependent markets overall.

As always, however, the primary defining characteristic of our management style is its emphasis, at the level of stock selection, on strong profitability, consistent growth and balance sheet strength.

28 Semi-Annual Report	June 30, 2009

W. George Greig

Kenneth J. McAtamney

GLOBAL GROWTH FUND

The Global Growth Fund invests in quality growth companies of all sizes around the world.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 27 for the Global Markets Overview.

The Global Growth Fund posted a 16.33% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World IMI index (net) gained 10.21%.

Year to date the Fund significantly outpaced the Index as first quarter relative results were strong. The Fund benefited from strong stock selection across most sectors and regions, along with regional and sector positioning. During the second quarter the Fund slightly lagged the Index due largely to sector positioning, coupled with Japanese and U.S. stock selection. In particular, the Fund’s Materials stock selection was negative, due to performance by Novozymes A/S and Monsanto Company. Japanese stock selection was hampered by Consumer Discretionary and Industrials. Within the U.S., Consumer Staples and Information Technology stock selection detracted from results. Consumer Staples stock selection was negatively impacted by Hansen Natural Corporation and Wal-Mart Stores, Inc., while Industrials stock selection was hampered by Fastenal Company, Danaher Corporation and Dun & Bradstreet Corporation. Somewhat mitigating this performance was the Fund’s strong stock selection across most sectors and weighting in Emerging markets, coupled with Pacific Ex-Japan and Europe Ex-U.K. stock selection.

As of June 30, the Fund was significantly overweighted in Consumer Discretionary and Industrials at the expense of Materials, Telecommunication Services and Energy. We increased Consumer Discretionary exposure from 8.5% to 17.8% during the second quarter and Financials from 13.4% to 19.5%. These increases were funded by a reduction in Energy from 10.9% to 6.4%, Industrials from 20.0% to 16.4%, and Materials from 9.0% to 5.3%. Regionally, the Fund maintained its meaningful position to emerging markets, which represented 21.8% as of June 30, well above the 12.1% Index weighting. The Fund was significantly underweighted in the Western Hemisphere, primarily the United States, which totaled approximately 32.7% of the Fund. Japan and Europe Ex-U.K. also remained underweighted.

June 30, 2009	William Blair Funds 29

Global Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	Since Inception(a)
Global Growth Fund Class N	16.33%	(36.62)%	(27.15)%
Global Growth Fund Class I	16.40	(36.22)	(26.92)
MSCI ACWI IMI (net)	10.21	(28.91)	(25.24)
(a)	For the period from October 15, 2007 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

30 Semi-Annual Report	June 30, 2009

Global Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Western Hemisphere—36.0%
United States—32.7%
*Adobe Systems Incorporated (Software)	14,035	$397
*Celgene Corporation (Biotechnology)	7,405	354
*Chipotle Mexican Grill, Inc., Class “A” (Hotels, restaurants & leisure)	2,029	162
Corning Incorporated (Electronic equipment, instruments, & components)	16,227	261
Danaher Corporation (Machinery)	5,323	329
Dun & Bradstreet Corporation (Professional services)	5,589	454
EOG Resources, Inc. (Oil, gas & consumable fuels)	8,502	577
*Express Scripts, Inc. (Health care providers & services)	8,364	575
*FLIR Systems, Inc. (Electronic equipment, instruments, & components)	18,658	421
FPL Group, Inc. (Electric utilities)	6,965	396
Gentex Corporation (Auto components)	19,010	221
*Gilead Sciences, Inc. (Biotechnology)	9,651	452
The Goldman Sachs Group, Inc. (Capital markets)	2,361	348
*Google, Inc. Class “A” (Internet software & services)	1,201	506
*Hansen Natural Corporation (Beverages)	4,235	131
J.B. Hunt Transport Services, Inc. (Road & rail)	14,831	453
*Illumina, Inc. (Life sciences tools & services)	11,169	435
*IntercontinentalExchange, Inc. (Diversified financial services)	3,719	425
JPMorgan Chase & Co. (Diversified financial services)	16,020	546
*Juniper Networks, Inc. (Communications equipment)	17,447	412
Lowe’s Companies, Inc. (Specialty retail)	19,880	386
*MSCI Inc., Class “A” (Diversified financial services)	6,681	163
Praxair, Inc. (Chemicals)	7,238	514
*Priceline.com Incorporated (Internet & catalog retail)	2,480	277
Qualcomm Incorporated (Communications equipment)	9,774	442
Visa, Inc. Class “A” (IT services)	4,258	265
*VMware, Inc. (Software)	8,544	233
Wal-Mart Stores, Inc. (Food & staples retailing)	9,131	442
Yum! Brands, Inc. (Hotels, restaurants, & leisure)	9,163	305

		10,882

Canada—3.3%
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	25,101	428
Potash Corporation of Saskatchewan, Inc. (Chemicals)†	4,354	405
Shoppers Drug Mart Corporation (Food & staples retailing)	5,800	249

		1,082

United Kingdom—15.3%
Amlin plc (Insurance)	74,975	374
*Autonomy Corporation plc (Software)	31,065	736
Barclays plc (Commercial Banks)	90,754	422
BG Group plc (Oil, gas & consumable fuels)	41,277	695

Issuer	Shares	Value

Common Stocks—United Kingdom—15.3%—(continued)
BlueBay Asset Management plc (Capital markets)	74,092	$259
British Sky Broadcasting Group plc (Media)	57,892	435
Capita Group plc (Professional services)	71,342	841
Standard Chartered plc (Commercial banks)	25,486	479
Tullow Oil plc (Oil, gas & consumable fuels)	31,006	480
VT Group plc (Aerospace & defense)	49,051	366

		5,087

Europe—12.6%
Denmark—2.0%
Novozymes A/S (Chemicals)	3,394	276
*Vestas Wind Systems A/S (Electrical equipment)	5,400	388

		664

France—5.4%
Alstom S.A. (Electrical equipment)	7,080	420
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	11,534	574
Hermes International S.C.A. (Textiles, apparel & luxury goods)	1,864	260
Iliad S.A. (Diversified telecommunication services)	5,438	529

		1,783

Belgium—1.2%
Anheuser-Busch Inbev S.A. (Beverages)	11,242	408

Sweden—1.3%
Hennes & Maurtiz AB, Class “B” (Specialty retail)	8,600	429

Switzerland—2.7%
Credit Suisse Group AG (Capital markets)	12,044	552
Partners Group Global Opportunities, Ltd. (Capital markets)	3,188	310
Sonova Holding AG (Health care equipment & supplies)	528	43

		905

Emerging Asia—12.5%
China—6.7%
*Baidu, Inc.—ADR (Internet software & services)	1,324	399
China Life Insurance Co., Ltd. (Insurance)	100,000	368
China Railway Construction Corporation Limited (Construction & engineering)	154,000	236
China Vanke Co., Ltd. (Real estate management & development)	349,100	503
Industrial and Commercial Bank of China (Commercial banks)	477,000	330
*New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	5,877	396

		2,232

India—3.8%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	10,186	468
Larsen & Toubro, Ltd. (Construction & engineering)	16,271	531
*Reliance Industries Limited (Oil, gas & consumable fuels)	6,048	255

		1,254

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 31

Global Growth Fund

Issuer	Shares	Value

Common Stocks—Emerging Asia—12.5%—(continued)
Indonesia—0.7%
PT Astra International Tbk (Automobiles)	105,000	$244

South Korea—1.3%
Hyundai Motor Company (Automobiles)	7,301	422

Japan—6.3%
Daikin, Industries Ltd. (Building products)	7,700	248
Fast Retailing Co., Ltd. (Specialty retail)	3,500	456
Honda Motor Co., Ltd. (Automobiles)	24,900	685
Keyence Corporation (Electronic equipment, instruments & components)	1,600	326
Terumo Corporation (Health care equipment & supplies)	8,400	370

		2,085

Asia—4.1%
Australia—1.4%
BHP Billiton Limited—ADR (Metals & mining)	16,899	463

Hong Kong—2.2%
Li & Fung, Ltd. (Distributors)	102,000	272
Noble Group Limited (Trading companies & distributors)	365,000	455

		727

Singapore—0.5%
Wilmar International, Ltd. (Food products)	47,700	165

Emerging Europe, Mid-East, Africa—3.3%
Israel—1.3%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	8,829	436

South Africa—2.0%
Naspers, Ltd. (Media)	25,600	674

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	19.5%
Consumer Discretionary	17.8%
Industrials	16.4%
Information Technology	15.0%
Health Care	8.4%
Consumer Staples	6.4%
Energy	6.4%
Materials	5.3%
Utilities	3.1%
Telecommunication Services	1.7%

Total	100.0%

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—2.9%
Brazil—2.9%
Natura Cosmeticos S.A. (Personal products)	23,800	$314
Redecard S.A. (IT services)	21,600	332
SLC Agricola S.A. (Food products)	34,100	322

		968

Total Common Stocks—93.0% (cost $28,584)		30,910

Preferred Stock
Brazil—2.0%
Itau Unibanco Holdings S.A.—GDR (Commercial banks )	41,655	661

Total Preferred Stock—2.0% (cost $404)		661

Investment in Affiliate
William Blair Ready Reserves Fund	28,796	29

Total Investment in Affiliate—0.1% (cost $29)		29

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $1,988, collateralized by FHLMC, 0.900% due 4/8/10	$1,988	1,988

Total Repurchase Agreement—6.0% (cost $1,988)		1,988

Total Investments—101.1% (cost $31,005)		33,588
Liabilities, plus cash and other assets—(1.1)%		(369)

Net assets—100.0%		$33,219

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	43.1%
British Pound Sterling	16.1%
Euro	6.9%
Japanese Yen	6.6%
Hong Kong Dollar	5.4%
Indian Rupee	4.0%
Brazilian Real	3.1%
Swiss Franc	2.9%
South African Rand	2.1%
Danish Krone	2.1%
Singapore Dollar	2.0%
Australian Dollar	1.5%
Swedish Krona	1.3%
South Korean Won	1.3%
All Other Currencies	1.6%

Total	100.0%

See accompanying Notes to Financial Statements.

32 Semi-Annual Report	June 30, 2009

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 27 for the Global Markets Overview.

The International Growth Fund posted a 17.07% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), gained 15.38%.

The Fund approximated the All Country World Index (ACWI) Ex-U.S. IMI Index during the second quarter and outperformed year to date with performance over both periods driven primarily by strong stock selection across sectors. In particular, stock selection was strong in Consumer Staples over both periods, due to strong results in Developed Asia Ex-Japan, the U.K., Canada, and emerging markets. Energy stock selection also added value through a focus on services companies, coupled with a focus on exploration and production companies with strong relative production growth. While the Fund’s underweighting in Financials hurt during the period, stock selection was strong year to date, although lagged somewhat during the second quarter, due to the Fund’s emphasis on asset management companies as well as banks with significant exposure to Asia and emerging markets. Information Technology stock selection was strong primarily in the U.K. and emerging Asia, while Telecommunication Services benefited from a focus on emerging markets expansion. In addition to strong stock selection across sectors, U.K. stock selection, the Japan underweighting and overall emerging markets exposure added value. Within the U.K., the Fund’s Consumer Discretionary, Energy, Information Technology and Financials weighting and stock selection was strong. Somewhat detracting from strong absolute and relative results was the Fund’s stock selection in Japan, where Information Technology and Consumer Discretionary holdings lagged, in addition to overall sector positioning.

During the second quarter, the Fund’s exposure to Consumer Discretionary increased to 17.4%, above the 9.4% weighting in the benchmark due to an increase in Developed Asia and Emerging markets. In addition, we increased exposure in Financials to 19.5% through an increase in European banks with global end market exposure. The Fund used proceeds from sales of Energy, Healthcare and Telecommunication Services stocks to fund these additions. At June 30, the Fund’s largest weightings were in Financials, Industrials and Consumer Discretionary, with minimal weightings in Utilities and Telecommunication Services. Regionally, we increased exposure in emerging Asia during the second quarter and at June 30, Emerging markets represented 32.5% of the Fund, up from 28.4% as of March 31 and in comparison to the ACWI Ex-US IMI weighting of 21.2% at June 30, 2009.

June 30, 2009	William Blair Funds 33

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
International Growth Fund Class N	17.07%	(36.84)%	(8.51)%	2.58%	5.68%	—%
International Growth Fund Class I	17.24	(36.63)	(8.23)	2.87	—	6.02
MSCI AC World Ex-U.S. IMI Index (net)	15.38	(30.50)	(5.80)	4.61	2.84	2.29
(a)	For the period from October 1, 1999 (Commencement of Class I) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

34 Semi-Annual Report	June 30, 2009

International Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—25.6%
Belgium—1.9%
Anheuser-Busch InBev S.A. (Beverages)	1,169,068	$42,390
Colruyt SA (Food & staples retailing)	105,304	24,057

		66,447

Denmark—3.0%
*Genmab A/S (Biotechnology)	147,365	5,094
Novo-Nordisk A/S (Pharmaceuticals)	702,900	38,284
Novozymes A/S (Chemicals)	265,001	21,559
*Vestas Wind Systems A/S (Electrical equipment)	559,250	40,134

		105,071

Finland—0.1%
F-Secure Corporation OYJ (Software)	1,000,990	3,472

France — 6.8%
Alstom S.A. (Electrical equipment)	849,061	50,414
April Group S.A. (Insurance)	361,952	12,102
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	687,224	34,214
Hermes International S.C.A. (Textiles, apparel & luxury goods)	194,500	27,080
Iliad S.A. (Diversified telecommunication services)	295,885	28,774
L Air Liquide S.A. (Chemicals)	379,752	34,844
*Orpea (Health care providers & services)	304,990	13,484
Schneider Electric S.A. (Electrical equipment)	1	—
Vinci S.A. (Construction & engineering)	820,199	37,011

		237,923

Germany—0.7%
Aixtron AG (Semiconductors & semiconductor equipment)	195,686	2,414
Beiersdorf AG (Personal products)	492,348	23,193

		25,607

Ireland —1.0%
CRH plc (Construction materials)	1,180,519	27,035
Paddy Power plc (Hotels, restaurants & leisure)	363,041	8,426

		35,461

Italy—0.5%
Ansaldo STS SpA (Transportation infrastructure)	561,641	10,346
Diasorin SpA (Health care equipment & supplies)	222,406	5,534

		15,880

Luxembourg—0.2%
Oriflame Cosmetics S.A. (Personal products)	160,800	7,010

Netherlands—0.2%
BinckBank N.V. (Capital markets)	413,636	5,265
*Smartrac N.V. (Electronic equipment & instruments)	125,375	2,261

		7,526

Norway—0.2%
Opera Software ASA (Internet software & services)	1,520,357	7,809

Issuer	Shares	Value

Common Stocks—Europe—25.6%—(continued)
Portugal—0.3%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	1,313,144	$8,957

Spain—2.4%
Iberdrola Renovables S.A. (Independent power producers & energy traders)	8,139,917	37,318
Industria De Diseno Textile Inditex S.A. (Specialty retail)	694,485	33,423
Tecnicas Reunidas S.A. (Energy equipment & services)	295,391	14,016

		84,757

Sweden—1.2%
Hennes & Maurtiz AB, Class “B” (Specialty retail)	835,025	41,696

Switzerland—7.1%
*Actelion, Ltd. (Biotechnology)	183,676	9,627
Credit Suisse Group AG (Capital markets)	1,742,572	79,838
Kuehne & Nagel International AG (Marine)	186,329	14,636
Nestle S.A. (Food products)	602,178	22,737
Partners Group Global Opportunities, Ltd. (Capital markets)	208,268	20,259
Roche Holdings, Ltd., AG (Pharmaceuticals)	300,300	40,917
SGS S.A. (Professional services)	20,726	25,743
Sonova Holding AG (Health care equipment & supplies)	108,411	8,828
Syngenta AG (Chemicals)	96,928	22,552
*Temenos Group AG (Software)	324,835	5,546

		250,683

United Kingdom—21.8%
Aberdeen Asset Management plc (Capital markets)	3,591,917	7,334
Admiral Group plc (Insurance)	641,183	9,195
Aggreko plc (Commercial services & supplies)	739,849	6,323
AMEC plc (Energy equipment & services)	2,018,227	21,748
Amlin plc (Insurance)	2,896,670	14,441
Ashmore Group plc (Capital markets)	2,261,136	7,055
*ASOS plc (Internet & catalog retail)	790,354	4,429
*Autonomy Corporation plc (Software)	1,502,785	35,608
BAE Systems plc (Aerospace & defense)	4,422,015	24,710
Barclays plc (Commercial banks)	7,869,982	36,572
*The Berkeley Group Holding plc (Household durables)	420,191	5,570
BG Group plc (Oil, gas & consumable fuels)	3,422,464	57,633
*Blinkx plc (Internet software & services)	6,265,874	1,519
BlueBay Asset Management plc (Capital markets)	2,729,556	9,529
British Sky Broadcasting Group plc (Media)	6,813,697	51,149
*Cairn India, Ltd. (Oil, gas & consumable fuels)	536,265	20,735
Capita Group plc (Professional services)	4,473,546	52,747
Chemring Group plc (Aerospace & defense)	361,975	12,942
*Climate Exchange plc (Diversified financial services)	109,140	1,539
G4S plc (Commercial services & supplies)	4,008,097	13,805
*Heritage Oil plc (Oil, gas, & consumable fuels)	998,470	8,777
HSBC Holdings plc (Commercial banks)	4,377,600	36,526
Intertek Group plc (Professional services)	506,455	8,711
Mothercare plc (Multiline retail)	715,393	5,657
NEXT plc (Multiline retail)	1,175,280	28,475

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 35

International Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—United Kingdom—21.8%—(continued)
Petrofac Limited (Energy equipment & services)	1,440,531	$15,902
Reckitt Benckiser plc (Household products)	1,181,303	53,948
*Rolls-Royce Group plc (Aerospace & defense)	4,804,532	28,726
Rotork plc (Electronic equipment & instruments)	1,339,625	18,274
RPS Group plc (Commercial services & supplies)	2,033,267	6,712
Serco Group plc (Commercial services & supplies)	2,394,095	16,660
Standard Chartered plc (Commercial banks)	3,659,668	68,813
Tullow Oil plc (Oil, gas & consumable fuels)	2,394,781	37,090
Ultra Electronic Holdings plc (Aerospace & defense)	566,720	10,183
VT Group plc (Aerospace & defense)	2,016,907	15,031
Wellstream Holdings plc (Energy equipment & services)	1,223,482	10,334

		764,402

Emerging Asia—22.6%
China—11.8%
*Baidu, Inc.—ADR (Internet software & services)	80,981	24,383
China High Speed Transmission (Electrical equipment)	9,120,000	18,080
China Life Insurance Co., Ltd. (Insurance)	11,280,000	41,456
China Merchants Bank Co., Ltd. (Commercial banks)	7,003,700	15,895
China Overseas Land & Investment, Ltd. (Real estate management & development)	7,214,320	16,651
China Railway Construction Corporation Limited (Construction & engineering)	6,552,500	10,055
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	5,156,500	18,839
China Yurun Food Group Limited (Food products)	5,234,570	7,878
*China Zhongwang Holdings Limited (Metals & mining)	15,969,200	21,924
CNOOC Limited (Oil, gas & consumable fuels)	37,823,000	46,592
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants, & leisure)	312,447	14,466
Dongfeng Motor Group Company Limited (Automobiles)	27,106,000	22,735
Hengan International Group Co., Ltd. (Personal products)	3,806,000	17,785
Industrial and Commercial Bank of China (Commercial banks)	67,829,000	46,984
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	4,150,500	12,179
Minth Group, Ltd. (Auto components)	4,842,000	3,995
*Netease.com, Inc.—ADR (Internet software & services)	365,226	12,849
*New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	195,303	13,156
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	632,000	1,619
Tencent Holdings, Ltd. (Internet software & services)	2,641,000	30,642
Want Want China Holdings Limited (Food products)	27,974,000	15,764

		413,927

Issuer	Shares	Value

Common Stocks—Emerging Asia—22.6%—(continued)
India—6.4%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	1,181,112	$54,213
*Educomp Solutions Limited (Diversified consumer services)	170,403	13,435
Hero Honda Motors Limited (Automobiles)	849,670	24,775
Housing Development Finance Corp. (Thrifts & mortgage finance)	725,344	35,407
Jindal Steel & Power Limited (Metals & mining)	157,037	8,139
Larsen & Toubro, Ltd. (Construction & engineering)	1,398,440	45,675
*Reliance Industries Limited (Oil, gas & consumable fuels)	1,056,835	44,489

		226,133

Indonesia—1.5%
PT Astra International Tbk (Automobiles)	7,248,000	16,829
PT Bank Rakyat Indonesia (Commercial banks)	38,319,000	23,494
PT United Tractors Tbk (Machinery)	14,129,000	13,700

		54,023

Malaysia—0.5%
Kuala Lampur Kepong Berhad (Food products)	1,883,200	6,361
IOI Corporation Berhad (Food products)	7,514,100	10,052

		16,413

South Korea—1.8%
LG Household & Health Care, Ltd. (Household products)	110,139	18,634
MegaStudy Co., Ltd. (Diversified consumer services)	79,872	14,352
*NHN Corporation (Internet software & services)	98,864	13,628
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	115,885	17,037

		63,651

Taiwan—0.6%
*High Tech Computer Corp. (Computers & peripherals)	1,363,000	19,153

Asia—8.2%
Australia—3.9%
BHP Billiton Limited—ADR (Metals & mining)	1,236,207	33,867
Cochlear Limited (Health care equipment & supplies)	228,330	10,599
JB Hi-Fi Limited (Specialty retail)	587,345	7,256
QBE Insurance Group Limited (Insurance)	2,038,960	32,627
Woolworths Limited (Food & staples retailing)	1,122,440	23,814
WorleyParsons Limited (Energy equipment & services)	1,434,517	27,339

		135,502

Hong Kong—1.6%
Li & Fung, Ltd. (Distributors)	11,796,000	31,496
Noble Group Limited (Trading companies & distributors)	18,789,240	23,418

		54,914

See accompanying Notes to Financial Statements.

36 Semi-Annual Report	June 30, 2009

International Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Asia—8.2%—(continued)
New Zealand—0.2%
Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	3,160,540	$5,954

Singapore—2.5%
Capitaland, Ltd. (Real estate management & development)	12,911,000	32,827
Olam International, Ltd. (Food & staples retailing)	17,692,400	29,504
Wilmar International, Ltd. (Food products)	7,967,000	27,479

		89,810

Japan—6.4%
Aeon Delight Co., Ltd. (Commercial services & supplies)	212,900	3,448
Daikin Industries, Ltd. (Building products)	425,700	13,700
Fast Retailing Co., Ltd. (Specialty retail)	336,100	43,802
*Gree, Inc. (Internet software & services)	49,200	3,590
Honda Motor Co., Ltd. (Automobiles)	2,299,100	63,250
Jupiter Telecommunications Co., Ltd. (Media)	29,717	22,541
Kakaku.com, Inc. (Internet software & services)	1,720	6,519
Kurita Water Industries, Ltd. (Machinery)	376,798	12,169
Nitori Company, Ltd. (Specialty retail)	186,420	13,201
Park24 Co., Ltd. (Commercial services & supplies)	550,000	4,934
Point, Inc. (Specialty retail)	199,590	10,726
So-net M3, Inc. (Health care technology)	903	2,849
Terumo Corporation (Health care equipment & supplies)	459,800	20,271
Unicharm Petcare Corporation (Food products)	170,600	5,092

		226,092

Emerging Latin America—4.1%
Brazil—3.1%
BM&F Bovespa S.A. (Diversified financial services)	2,478,400	14,899
*BR Malls Participacoes S.A. (Real estate management & development)	579,800	4,409
*GP Investments, Ltd. (Capital markets)	2,289,700	9,103
*GVT Holding S.A. (Diversified telecommunication services)	1,291,500	21,487
Localiza Rent a Car S.A. (Road & rail)	1,336,800	8,255
*Lupatech S.A. (Machinery)	428,400	5,404
MRV Engenharia e Particpacpoes, S.A. (Household durables)	157,488	2,182
Natura Cosmeticos S.A. (Personal products)	1,483,300	19,575
Redecard S.A. (IT services)	1,208,300	18,592
SLC Agricola S.A. (Food products)	727,500	6,868

		110,774

Mexico—0.4%
Banco Compartamos S.A. de C.V. (Consumer finance)	1,776,700	5,721
*Megacable Holdings S.A.B. de C.V. (Media)	4,944,400	6,928

		12,649

Panama—0.2%
Copa Holdings, S.A. (Airlines)†	178,644	7,292

Peru—0.4%
Credicorp, Ltd. (Commercial banks)†	249,806	14,539

Issuer	Shares or Principal Amount	Value

Emerging Europe, Mid-East, Africa—4.1%
Israel—0.6%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	388,356	$19,161

South Africa—3.2%
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	1,542,539	10,963
MTN Group, Ltd. (Wireless telecommunication services)	2,556,563	39,265
Naspers, Ltd. (Media)	1,525,900	40,187
Shoprite Holdings Limited (Food & staples retailing)	1,622,978	11,575
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	847,035	11,671

		113,661

Turkey—0.3%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	311,983	10,885

Canada—3.6%
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	1,880,357	32,098
Niko Resources Ltd. (Oil, gas, & consumable fuels)	123,074	8,465
Potash Corporation of Saskatchewan, Inc. (Chemicals)†	225,954	21,025
*Research In Motion Limited (Communication equipment)†	326,276	23,182
Shoppers Drug Mart Corporation (Food & staples retailing)	761,800	32,741
Tim Hortons, Inc. (Hotels, restaurants & leisure)	331,614	8,103

		125,614

Total Common Stocks—96.4% (cost $2,903,464)		3,382,848

Preferred Stocks
Brazil—0.7%
All America Latin Logistica (Road & rail)	1,663,900	10,249
Itau Unibanco Banco Multiplo S.A.—ADR (Commercial banks)	903,600	14,304

		24,553

United Kingdom—0.0%
Rolls-Royce Group plc—C Shares (Aerospace & defense)	566,761,938	932

Total Preferred Stocks—0.7% (cost $23,272)		25,485

Convertible Bond
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**	$2,875	1,504

Total Investment in Convertible Bond—0.0% (cost $1,504)		1,504

Investment in Affiliate
William Blair Ready Reserves Fund	6,375,418	6,375

Total Investment in Affiliate—0.2% (cost $6,375)		6,375

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 37

International Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.158%, due 7/1/09	$6,000	$6,000

Total Short-Term Investments—0.2% (cost $6,000)		6,000

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

**Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2009.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	19.5%
Industrials	18.2%
Consumer Discretionary	17.4%
Consumer Staples	12.5%
Energy	9.7%
Information Technology	6.7%
Health Care	5.7%
Materials	5.6%
Telecommunication Services	2.6%
Utilities	2.1%

Total	100.0%

Issuer	Shares or Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/09, due 7/1/09, repurchase price $71,767, collateralized by FHLB, 1.100% due 3/30/10	$71,767	$71,767

Total Repurchase Agreement—2.1% (cost $71,767)		71,767

Total Investments—99.6% (cost $3,012,382)		3,493,979
Cash and other assets, less liabilities—0.4%		13,839

Net assets—100.0%		$3,507,818

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	21.4%
Euro	14.3%
Hong Kong Dollar	12.2%
Swiss Franc	7.4%
Indian Rupee	6.6%
Japanese Yen	6.6%
United States Dollar	5.8%
Australian Dollar	4.0%
Brazilian Real	3.6%
South African Rand	3.3%
Singapore Dollar	3.3%
Danish Krone	3.1%
South Korean Won	1.9%
Indonesian Rupiah	1.6%
Canadian Dollar	1.4%
Swedish Krona	1.4%
All Other Currencies	2.1%

Total	100.0%

See accompanying Notes to Financial Statements.

38 Semi-Annual Report	June 30, 2009

W. George Greig

David Merjan

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World Ex-U.S. IMI Index (net).

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 27 for the Global Markets Overview.

The International Equity Fund posted a 10.06% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), gained 15.38%.

The Fund trailed the All Country World Index (ACWI) Ex-U.S. IMI Index during the second quarter and therefore year to date with the second quarter’s underperformance driven by the Fund’s more defensive sector positioning. This strategy, which served the Fund well during the first months of the year, hampered relative results during March through May, as Financials and Consumer Discretionary rallied strongly and Healthcare lagged significantly. While we increased Financials at the expense of Healthcare during the second quarter, the Fund was underweighted in Financials at quarter end, which was the most significant detractor from relative quarterly performance. In addition Japanese Consumer Discretionary and Information Technology stock selection detracted from results. Within Japanese Consumer Discretionary, the Fund’s holdings performed well operationally, but lagged during the market rally. Somewhat mitigating these effects was the Fund’s Energy, Materials, Telecommunication Services and Utilities stock selection, along with the Fund’s underweighting in Japan and emerging markets stock selection. Within Energy, the Fund’s exposure to services companies and Exploration & Procedures companies with strong relative production growth added value. Materials stock selection benefited from strength in mining holdings, while Telecommunication Services performed well due to Emerging markets holdings benefiting from growth in their markets.

During the second quarter the Fund increased Financials exposure from 12.4% to 17.5% as of June 30, primarily with an increase in European Financials with good capital positions and a focus on Asian markets, as well as increased Emerging markets Financials directly. Despite this increase, Financials remained underweighted relative to the 24.4% Index weighting. This increase occurred at the expense of Health Care, which was reduced from 14.1% to 9.7% during the second quarter, but remained above the Index weighting. As of June 30 the Fund’s largest absolute exposures were in Financials, Industrials and Energy, with minimal exposure in Utilities and Materials stocks. Regionally, the Fund’s weighting in Emerging markets was increased from 20.4% as of March 31 to 26.4% as of June 30, due to an increase in Emerging Asia and, to some extent, Latin America. This was funded through a reduction in European holdings. At June 30 the Fund remained significantly underweighted in Japan at 5.9% in comparison to the Index, which has a 17.9% weighting.

June 30, 2009	William Blair Funds 39

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
International Equity Fund Class N	10.06%	(36.61)%	(8.71)%	(0.61)%	1.93%
International Equity Fund Class I	10.19	(36.43)	(8.49)	(0.32)	2.24
MSCI AC World Ex-U.S. Index IMI (net)	15.38	(30.50)	(5.80)	4.61	5.54
(a)	For the period from May 24, 2004 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

40 Semi-Annual Report	June 30, 2009

International Equity Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—33.5%
Denmark—2.5%
Novo-Nordisk A/S (Pharmaceuticals)	67,239	$3,662
*Vestas Wind Systems A/S (Electrical equipment)	24,329	1,746

		5,408

France—5.4%
Alstom S.A. (Electrical equipment)	54,786	3,253
Iliad S.A. (Diversified telecommunication services)	23,154	2,252
Schneider Electric S.A. (Electrical equipment)	37,180	2,846
Vinci S.A. (Construction & engineering)	72,547	3,274

		11,625

Spain—4.8%
Iberdrola Renovables S.A. (Independent power producers & energy traders)	606,575	2,781
Industria De Diseno Textile Inditex S.A. (Specialty retail)	73,602	3,542
Telefonica, S.A. (Diversified telecommunication services)	176,456	4,007

		10,330

Germany—1.0%
E. ON AG (Electric utilities)	62,304	2,212

Ireland—2.5%
CRH plc (Construction material)	96,323	2,206
*Ryanair Holdings plc—ADR (Airlines)	109,907	3,120

		5,326

Belgium—1.3%
Anheuser-Busch Inbev S.A. (Beverages)	78,358	2,841

Italy—1.4%
Saipem SpA (Energy equipment & services)	128,441	3,138

Netherlands—1.1%
*Qiagen N.V. (Life sciences tools & services)	123,319	2,290

Sweden—1.0%
Hennes & Maurtiz AB, Class “B” (Specialty retail)	44,000	2,197

Switzerland—12.5%
*ABB Ltd. (Electrical equipment)	164,726	2,601
*Actelion, Ltd. (Biotechnology)	42,963	2,252
Credit Suisse Group AG (Capital markets)	128,553	5,890
Julius Baer Holding, Ltd. (Capital markets)	32,178	1,251
Kuehne & Nagel International AG (Marine)	16,889	1,327
Nestle S.A. (Food products)	52,099	1,967
Roche Holdings, Ltd., AG (Pharmaceuticals)	27,574	3,757
SGS S.A. (Professional services)	2,352	2,921
Sonova Holding AG (Health care equipment & supplies)	12,547	1,022
Syngenta AG (Chemicals)	8,530	1,985
Zurich Financial Services (Insurance)	11,224	1,984

		26,957

United Kingdom—19.8%
AMEC plc (Energy equipment & services)	152,799	1,647
Amlin plc (Insurance)	225,990	1,127
*Autonomy Corporation plc (Software)	150,473	3,565
Barclays plc (Commercial banks)	498,686	2,317
BG Group plc (Oil, gas & consumable fuels)	355,362	5,984

Issuer	Shares	Value

Common Stocks—United Kingdom—19.8%—(continued)
British Sky Broadcasting Group plc (Media)	457,969	$3,438
Capita Group plc (Professional services)	362,282	4,272
HSBC Holdings plc (Commercial banks)	371,200	3,097
Petrofac Limited (Energy equipment & services)	136,756	1,510
Reckitt Benckiser plc (Household products)	89,720	4,097
*Rolls-Royce Group plc (Aerospace & defense)	598,772	3,580
Rotork plc (Electronic equipment & instruments)	73,360	1,001
Standard Chartered plc (Commercial banks)	201,016	3,780
Tullow Oil plc (Oil, gas & consumable fuels)	205,272	3,179

		42,594

Emerging Asia—14.8%
China—5.5%
China Life Insurance Co., Ltd. (Insurance)	861,000	3,164
China Oilfield Services (Energy equipment & services)	1,516,000	1,633
China Overseas Land & Investment, Ltd. (Real estate management & development)	1,210,000	2,793
China Railway Construction Corporation Limited (Construction & engineering)	1,163,000	1,785
CNOOC Limited (Oil, gas & consumable fuels)	1,876,000	2,311
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	51,000	150

		11,836

India—6.3%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	60,321	2,769
*Bharti Airtel, Ltd. (Wireless telecommunication services)	182,205	3,046
*Cairn India, Ltd. (Oil, gas & consumable fuels)	332,693	1,612
Infosys Technologies Limited (IT services)	101,011	3,735
Vedanta Resources plc (Metals & mining)	114,573	2,439

		13,601

Indonesia—0.9%
PT Bank Rakyat Indonesia (Commercial banks)	2,934,500	1,799

Taiwan—2.1%
MediaTek, Inc. (Semiconductors & semiconductor equipment)	220,000	2,612
Taiwan Semiconductor, Ltd. (Semiconductors & semiconductor equipment)	1,091,000	1,791

		4,403

Asia—6.9%
Australia—3.1%
BHP Billiton Limited—ADR (Metals & mining)	36,359	1,990
Woolworths Limited (Food & staples retailing)	140,035	2,971
WorleyParsons Limited (Energy equipment & services)	88,920	1,695

		6,656

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 41

International Equity Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Asia—6.9%—(continued)
Hong Kong—2.1%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	124,800	$638
Li & Fung, Ltd. (Distributors)	692,000	1,847
Noble Group Limited (Trading companies & distributors)	1,663,000	2,073

		4,558

Singapore—1.7%
Capitaland, Ltd. (Real estate management & development)	766,000	1,947
Wilmar International, Ltd. (Food products)	509,000	1,756

		3,703

Emerging Europe, Mid-East, Africa—6.0%
Israel—2.4%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	105,895	5,225

South Africa—2.9%
MTN Group, Ltd. (Wireless telecommunication services)	238,422	3,662
Naspers, Ltd. (Media)	97,500	2,568

		6,230

Turkey—0.7%
*Turkiye Garanti Bankasi A.S.—ADR (Commercial banks)	553,647	1,480

Canada—5.9%
Agnico-Eagle Mines Limited (Metals & mining)†	25,657	1,346
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	118,942	2,030
Canadian National Railway Company (Road & rail)†	79,460	3,414
*Research In Motion Limited (Communications equipment)†	21,806	1,549
Shoppers Drug Mart Corporation (Food & staples retailing)	72,132	3,100
Tim Hortons, Inc. (Hotels, restaurants & leisure)	50,761	1,240

		12,679

Japan—5.8%
Fast Retailing Co., Ltd. (Specialty retail)	15,800	2,059
Jupiter Telecommunications Co., Ltd. (Media)	2,683	2,035
Kurita Water Industries, Ltd. (Machinery)	34,100	1,101
Mitsubishi Corporation (Trading companies & distribution)	115,000	2,122

* Non-income producing securities

† = U.S. Listed Foreign Common Stock

ADR = American Depository Receipt

VRN = Variable Rate Note

Issuer	Shares or Principal amount	Value

Common Stocks—Japan—5.8%—(continued)
Nintendo Co., Ltd. (Software)	10,100	$2,795
Terumo Corporation (Health care equipment & supplies)	52,100	2,297

		12,409

Emerging Latin America—2.9%
Brazil—2.9%
BM&F BOVESPA S.A. (Diversified financial services)	310,371	1,866
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	38,770	1,589
Redecard S.A. (IT services)	123,200	1,896
Weg S.A. (Machinery)	114,800	808

		6,159

Total Common Stocks—95.6% (cost $186,327)		205,656

Preferred Stocks
Brazil—2.3%
Itau Unibanco Multiple Bank S.A.—ADR (Commercial banks )	153,600	2,431
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	157,123	2,602

United Kingdom—0.1%
*Rolls-Royce Group plc (C-Shares) (Aerospace & defense)	82,422,912	136

Total Preferred Stocks—2.4% (cost $3,482)		5,169

Investment in Affiliate
William Blair Ready Reserves Fund	4,954	5

Total Investment in Affiliate—0.0% (cost $5)		5

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.373% due 4/1/09	$3,000	3,000

Total Short-Term Investments—1.4% (cost $3,000)		3,000

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $6,044, collateralized by FHLMC, 0.900% due 4/8/10	$6,044	6,044

Total Repurchase Agreement—2.8% (cost $6,044)		6,044

Total Investments—102.2% (cost $198,858)		219,874
Liabilities, plus cash and other assets—(2.2)%		(4,798)

Net assets—100.0%		$215,076

See accompanying Notes to Financial Statements.

42 Semi-Annual Report	June 30, 2009

International Equity Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	20.5%
Financials	17.5%
Energy	12.8%
Health Care	9.7%
Information Technology	9.3%
Consumer Discretionary	9.1%
Consumer Staples	7.9%
Telecommunication Services	6.1%
Materials	4.7%
Utilities	2.4%

Total	100.0%

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.0%
Euro	16.4%
Swiss Franc	12.8%
U.S. Dollar	12.0%
Hong Kong Dollar	6.8%
Japanese Yen	5.9%
Indian Rupee	5.3%
Brazilian Real	3.4%
Australian Dollar	3.2%
South African Rand	3.0%
Singapore Dollar	2.7%
Danish Krone	2.6%
Canadian Dollar	2.1%
New Taiwan Dollar	2.1%
Swedish Krona	1.0%
All Other Currencies	0.7%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 43

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 27 for the Global Markets Overview.

The International Small Cap Growth Fund posted a 24.77% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), gained 28.55%.

The Fund underperformed the ACWI Ex-U.S. Small Cap Index during the second quarter and year to date. The primary detractor from relative performance during the second quarter and year to date was Japanese and U.K. stock selection, coupled with an underweighting in the strongly performing Emerging Asian region. Within Japan, the Fund underperformed in Consumer Discretionary, Consumer Staples, Industrials and Information Technology as we were adding a number of holdings in this area during a rising market. Within the U.K. the Fund’s underweighting and stock selection in Consumer Discretionary hampered relative results, as lower quality stocks outperformed during the second quarter. In addition, the Fund’s lack of exposure in the strong performing Materials, Telecommunication Services and Utilities sectors hampered results in this region. Somewhat mitigating these results was the Fund’s overweighting and stock selection in Energy, which was focused on services companies, and Materials, which benefited from strength in Vedanta Resources plc. Further adding to results was the Fund’s underweighting in Japan and overweighting in the U.K. and Latin America. Stock selection in Emerging Asia was strong, led by strength in Consumer Discretionary, Healthcare, Information Technology and Materials.

During the second quarter we increased exposure in Consumer Discretionary from 15.9% of the Fund to 19.7%. In addition, the Fund’s Energy weighting increased from 8.6% to 11.2%. These increases were funded through reductions in Financials and Telecommunication Services to 12.8% and 2.3%, respectively. As of June 30, the Fund’s largest sector weightings were in Consumer Discretionary, Industrials and Information Technology with minimal exposure in Utilities, Telecommunication Services and Materials. Regionally, European (Continental Europe and the U.K.) holdings were reduced from 58.6% of the Fund as of March 31 to 48.3%, which funded increases in Japan and Emerging Asia to 19.3% and 10.4%, respectively. As of June 30, the Fund’s weighting in Emerging markets was 16.3%, below the ACWI Ex-U.S. Small Cap Index weighting of 23.0%.

44 Semi-Annual Report	June 30, 2009

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	Since Inception(a)
International Small Cap Growth Fund Class N	24.77%	(35.15)%	(9.00)%	(0.92)%
International Small Cap Growth Fund Class I	25.04	(34.78)	(8.66)	(0.57)
MSCI AC World Ex-U.S. Small Cap Index (net)	28.55	(26.97)	(6.13)	(0.29)
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 45

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—30.0%
Austria—0.5%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	42,322	$1,548

Denmark—1.5%
Novozymes A/S (Chemicals)	34,342	2,794
SimCorp A/S (Software)	9,323	1,449

		4,243

Finland—0.5%
F-Secure OYJ Corporation (Software)	400,597	1,390

France—6.1%
April Group S.A. (Insurance)	82,571	2,761
bioMerieux S.A. (Health care equipment & supplies)	15,977	1,405
*Boursorama (Capital markets)	80,032	755
EDF Energies Nouvelles S.A. (Independent power providers & energy trader)	97,469	4,852
*Gemalto N.V. (Computers & peripherals)	76,449	2,657
Iliad S.A. (Diversified telecommunication services)	24,891	2,421
*Orpea (Heath care providers & services)	62,462	2,761

		17,612

Germany—2.8%
Aixtron AG (Semiconductors & semiconductor equipment)	255,939	3,157
CTS Eventim AG (Media)	56,577	2,291
Wire Card AG (IT services)	273,936	2,681

		8,129

Greece—1.2%
Jumbo S.A. (Specialty retail)	364,065	3,565

Ireland—1.8%
*ICON plc—ADR (Life science tools & services)	123,998	2,676
*Norkom Group plc (Software)	420,974	609
Paddy Power plc (Hotels, restaurants & leisure)	81,518	1,892

		5,177

Italy—3.0%
Ansaldo STS SpA (Transportation infrastructure)	162,885	3,001
Diasorin SpA (Health care equipment & supplies)	113,783	2,831
Trevi Finanziaria SpA (Construction & engineering)	254,386	2,968

		8,800

Luxembourg—2.1%
*Millicom International Cellular S.A. (Wireless telecommunication services)†	38,381	2,159
Oriflame Cosmetics S.A. (Personal products)	92,875	4,049

		6,208

Netherlands—1.4%
BinckBank N.V. (Capital markets)	112,046	1,426
* Qiagen N.V. (Life sciences tools & services)	147,581	2,741

		4,167

Issuer	Shares	Value

Common Stocks——Europe—30.0%—(continued)
Norway—0.6%
Opera Software ASA (Internet software & services)	331,405	$1,702

Portugal—2.1%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	893,537	6,095

Spain—2.2%
Grifols S.A. (Biotechnology)	144,214	2,558
Tecnicas Reunidas S.A. (Energy equipment & services)	83,382	3,956

		6,514

Switzerland—4.2%
Acino Holding AG (Pharmaceuticals)	2,961	548
Partners Group Global Opportunities, Ltd. (Capital markets)	83,114	8,085
*Temenos Group AG (Software)	215,300	3,676

		12,309

Japan—19.1%
ABC-Mart, Inc. (Specialty retail)	124,714	3,201
Aeon Delight Co., Ltd. (Commercial services & supplies)	100,300	1,624
Aeon Mall Co., Ltd. (Real estate management & development)	196,600	3,731
Capcom Co., Ltd. (Software)	144,600	2,601
EPS Co., Ltd. (Life sciences tools & services)	259	993
Exedy Corporation (Auto components)	70,400	1,386
FamilyMart Co., Ltd. (Food & staples retailing)	96,500	3,032
Goldcrest Co., Ltd. (Household durables)	81,180	2,134
*Gree, Inc. (Internet software & services)	43,930	3,206
kabu.com Securities Co., Ltd. (Capital markets)	2,381	3,177
Kakaku.com, Inc. (Internet software & services)	783	2,968
MISUMI Group Inc. (Trading companies & distributors)	93,300	1,316
Nabtesco Corporation (Machinery)	230,000	2,268
Nitori Company, Ltd. (Specialty retail)	82,300	5,828
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	204	979
Park24 Co., Ltd. (Commercial services & supplies)	143,900	1,291
Point, Inc. (Specialty retail)	57,920	3,113
Seven Bank, Ltd. (Commercial banks)	2,204	5,780
So-net M3, Inc. (Health care technology)	444	1,401
Start Today Co., Ltd. (Internet & catalog retail)	702	948
Unicharm Petcare Corporation (Food products)	88,805	2,650
USS Co., Ltd. (Specialty retail)	24,410	1,257
Zappallas, Inc. (Internet software & services)	298	611

		55,495

United Kingdom—17.8%
Aberdeen Asset Management plc (Capital markets)	646,773	1,320
Admiral Group plc (Insurance)	98,342	1,410
Aggreko plc (Commercial services & supplies)	40,545	348
Amlin plc (Insurance)	510,861	2,547
Ashmore Group plc (Capital markets)	417,821	1,304
*ASOS plc (Internet & catalog retail)	102,620	575
*Autonomy Corporation plc (Software)	183,867	4,357

See accompanying Notes to Financial Statements.

46 Semi-Annual Report	June 30, 2009

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—United Kingdom—17.8%—(continued)
*The Berkeley Group Holdings plc (Household durables)	166,703	$2,210
*Blinkx plc (Internet software & services)	4,126,394	1,000
*Ceres Power Holdings plc (Electrical equipment)	482,598	1,544
Chemring Group plc (Aerospace & defense)	100,453	3,592
*Climate Exchange plc (Diversified financial services)	79,513	1,121
Connaught plc (Commercial services & supplies)	211,957	1,311
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	410,552	1,393
G4S plc (Commercial services & supplies)	831,902	2,865
*Heritage Oil plc (Oil, gas, & consumable fuels)	73,985	650
Intertek Group plc (Professional services)	165,938	2,854
Micro Focus International plc (Software)	233,481	1,442
Mothercare plc (Multiline retail)	198,795	1,572
Next plc (Multiline retail)	110,891	2,687
Petrofac, Ltd.(Energy equipment & services)	491,915	5,430
Rotork plc (Electronic equipment & instruments)	50,148	684
RPS Group plc (Commercial services & supplies)	229,266	757
Serco Group plc (Commercial services & supplies)	453,495	3,156
Ultra Electronic Holdings plc (Aerospace & defense)	78,149	1,404
VT Group plc (Aerospace & defense)	181,777	1,355
Wellstream Holdings plc (Energy equipment & services)	352,835	2,980

		51,868

Emerging Asia—10.4%
China—8.0%
China High Speed Transmission (Electrical equipment)	673,000	1,334
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants, & leisure)	34,884	1,615
*E-House (China) Holdings Limited—ADR (Real estate management & development)	170,309	2,629
Golden Eagle Retail Group, Ltd. (Multiline retail)	2,778,000	3,219
Li Ning Co., Ltd. (Textile, apparel & luxury goods)	1,105,873	3,245
Minth Group, Ltd. (Auto components)	1,921,384	1,585
*Netease.com, Inc.—ADR (Internet software & services)	148,003	5,207
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,228,800	3,149
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	903,865	1,277

		23,260

India—1.0%
*Lupin Limited (Pharmaceuticals)	80,811	1,374
Vedanta Resources plc (Metals & mining)	68,346	1,455

		2,829

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.4% —(continued)
South Korea—1.4%
Megastudy Co., Ltd. (Diversified consumer services)	15,464	$2,779
Taewoong Co., Ltd. (Machinery)	17,928	1,258

		4,037

Asia—9.0%
Australia—4.9%
Cochlear Limited (Health care equipment & supplies)	104,609	4,856
JB Hi-Fi Limited (Specialty retail)	262,382	3,241
WorleyParsons Limited (Energy equipment & services)	320,421	6,107

		14,204

Hong Kong—2.6%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	259,800	1,328
Noble Group Limited (Trading companies & distributors)	4,912,000	6,122

		7,450

New Zealand—0.4%
Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	659,758	1,243

Singapore—1.1%
Olam International, Ltd. (Food & staples retailing)	1,939,700	3,235

Canada—5.7%
Alimentation Couche-Tard, Inc. (Food & staples retailing)	62,675	758
First Quantum Minerals Ltd. (Metals & mining)	31,736	1,535
Niko Resources Ltd. (Oil, gas, & consumable fuels)	54,244	3,731
*Red Back Mining Inc. (Metals & mining)†	157,108	1,370
Ritchie Bros. Auctioneers Incorporated (Commercial services & supplies)†	52,691	1,236
Tim Hortons, Inc. (Hotels, restaurants & leisure)	154,461	3,774
*TriStar Oil & Gas, Ltd. (Oil, gas & consumable fuels)	437,668	4,135

		16,539

Emerging Latin America—3.4%
Brazil—2.2%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	83,203	756
*GVT Holding S.A. (Diversified telecommunication services)	128,544	2,139
Localiza Rent a Car S.A. (Road & rail)	109,300	675
*Lupatech S.A. (Machinery)	67,805	855
Rodobens Negocioa Imobiliarios S.A. (Household durables)	130,400	1,191
SLC Agricola S.A. (Food products)	91,100	860

		6,476

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 47

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—3.4%—(continued)
Columbia—1.2%
* Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	437,285	$3,605

Emerging Europe, Mid-East, Africa—3.4%
Egypt—0.4%
* Orascom Development Holding AG (Hotels, restaurants & leisure)	26,858	1,207

South Africa—2.3%
* Aspen Pharmacare Holdings Limited (Pharmaceuticals)	206,539	1,468
Shoprite Holdings Limited (Food & staples retailing)	551,270	3,931
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	99,826	1,375

		6,774

Turkey—0.7%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	57,052	1,990

Total Common Stocks—98.8% (cost $259,647)		287,671

Convertible Bond
Brazil—0.2%
Lupatech S.A., 6.500% due 4/15/18 (Machinery)**	$959	502

Total Convertible Bond—0.2% (cost $502)		502

* Non-income producing securities

†= U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	19.7%
Industrials	16.1%
Information Technology	14.1%
Financials	12.8%
Energy	11.2%
Health Care	10.4%
Consumer Staples	9.2%
Materials	2.5%
Telecommunication Services	2.3%
Utilities	1.7%

Total	100.0%

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	788,845	$789

Total Investment in Affiliate—0.3% (cost $789)		789

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.158%, due 7/1/09	$500	500

Total Short-Term Investments—0.2% (cost $500)		500

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $537, collateralized by FHLMC, 5.755%, due 8/27/14	$304	304

Total Repurchase Agreement—0.1% (cost $304)		304

Total Investments—99.6% (cost $261,742)		289,766
Cash and other assets, less liabilities—0.4%		1,312

Net assets—100.0%		$291,078

** Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.02% of the net assets at June 30, 2009.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	20.9%
Japanese Yen	19.3%
British Pound Sterling	18.5%
Canadian Dollar	6.6%
U.S. Dollar	5.4%
Hong Kong Dollar	5.3%
Australian Dollar	4.9%
Swiss Franc	4.7%
Singapore Dollar	3.2%
Brazilian Real	2.4%
South African Rand	2.4%
Danish Krone	1.5%
Swedish Krone	1.4%
South Korean Won	1.4%
All other currencies	2.1%

Total	100.0%

See accompanying Notes to Financial Statements.

48 Semi-Annual Report	June 30, 2009

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 27 for the Global Markets Overview.

The Emerging Markets Growth Fund posted a 33.11% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index, gained 38.08%.

Within this environment the Fund approximated the return of the MSCI Emerging Markets Index during the first quarter, but trailed the MSCI Emerging Markets IMI Index during the second quarter. Year to date the Fund trailed the Index, due to first quarter performance, particularly due to stock selection within Middle Eastern Industrials. Second quarter performance was bolstered by stock selection across most sectors, coupled with weightings and stock selection in Emerging Markets Europe, Mid-East and Africa (EMEA) and Latin America. From a sector perspective, Industrials stock selection was strong, particularly in Emerging Asia, which benefited from infrastructure growth and improving trade. Materials and Telecommunication Services stock selection also added value, with Emerging Asian companies adding value in Materials and Telecommunication Services benefitting from strength in Bharti Airtel, Ltd., MTN Group, Ltd., and Latin America as a whole. The largest detractor from relative results during the second quarter was general sector positioning; in addition, Asian Financials stock selection hampered performance.

While sector positioning did not change substantially during the second quarter, the Fund’s exposure in Emerging Asia increased from 51.0% to 59.6%, with corresponding reductions in EMEA and Latin America. As of June 30, the Fund’s largest exposures by sector were in Consumer Staples and Consumer Discretionary, 27.9% combined, Financials, 19.8%, and Information Technology, 15.5%, with minimal exposure in Utilities. The largest overweighted positions versus the Index were in Consumer Staples, Consumer Discretionary and Information Technology, with the most significant underweighting in Materials.

June 30, 2009	William Blair Funds 49

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	Since Inception(a)
Emerging Markets Growth Fund Class N	33.11%	(39.67)%	(2.93)%	10.96%
Emerging Markets Growth Fund Class I	33.16	(39.59)	(2.74)	11.19
MSCI Emerging Markets IMI Index (net)	38.08	(26.86)	3.35	10.64
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

50 Semi-Annual Report	June 30, 2009

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—58.5%
China—23.8%
*Baidu, Inc.—ADR (Internet software & services)	22,723	$6,842
Belle International Holdings Limited (Specialty retail)	8,710,200	7,620
China High Speed Transmission (Electrical equipment)	1,237,000	2,452
China Life Insurance Co., Ltd. (Insurance)	4,401,000	16,175
China Mobile, Ltd. (Wireless telecommunication services)	1,457,300	14,591
China Overseas Land & Investment, Ltd. (Real estate management & development)	1,850,000	4,270
China Railway Construction Corporation Limited (Construction & engineering)	7,611,500	11,680
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	3,219,406	11,762
China Vanke Co., Ltd. (Real estate management & development)	6,262,252	9,026
*China Zhongwang Holdings Limited (Metals & mining)	4,942,000	6,785
CNOOC Limited (Oil, gas & consumable fuels)	10,499,000	12,933
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants, & leisure)	47,928	2,219
Dongfeng Motor Group Company Limited (Automobiles)	8,782,000	7,366
Golden Eagle Retail Group, Ltd. (Multiline retail)	1,848,000	2,141
Guangzhou R&F Properties Co., Ltd. (Real estate management & development)	1,753,200	3,900
Hengan International Group Co., Ltd. (Personal products)	1,517,000	7,089
Industrial and Commercial Bank of China (Commercial banks)	23,800,000	16,486
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,541,000	4,522
*Netease.com, Inc.—ADR (Internet software & services)	56,029	1,971
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,700,700	4,358
Tencent Holdings, Ltd. (Internet software & services)	704,000	8,168
Want Want China Holdings Limited (Food products)	13,278,000	7,483
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	1,199,861	1,695
Zijin Mining Group Company Limited (Metals & mining)	5,582,000	5,023
ZTE Corporation (Communications equipment)	1,451,800	5,015

		181,572

India—12.4%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	260,415	11,953
*Cairn India, Ltd. (Oil, gas & consumable fuels)	2,236,800	10,840
*Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	143,836	649
HDFC Bank, Ltd. (Commercial banks)	241,090	7,515

Issuer	Shares	Value

Common Stocks—Emerging Asia—58.5%—(continued)
India—(continued)
Hero Honda Motors Limited (Automobiles)	139,910	$4,080
Hindustan Unilever, Ltd. (Household products)	1,467,448	8,167
Housing Development Finance Corp. (Thrifts & mortgage finance)	151,212	7,381
Infosys Technologies Limited (IT services)	217,979	8,061
Jindal Steel & Power Limited (Metals & mining)	69,158	3,585
Larsen & Toubro, Ltd. (Construction & engineering)	222,204	7,258
*Lupin Limited (Pharmaceuticals)	65,045	1,106
Maruti Suzuki India Limited (Automobiles)	164,394	3,656
*Reliance Industries Limited (Oil, gas & consumable fuels)	393,741	16,575
Vedanta Resources plc (Metals & mining)	186,908	3,979

		94,805

Indonesia—2.0%
PT Astra International Tbk (Automobiles)	1,071,000	2,487
PT Bank Rakyat Indonesia (Commercial banks)	14,922,000	9,149
PT London Sumatra Indonesia (Food products)	3,497,500	2,041
PT United Tractors Tbk (Machinery)	1,836,500	1,781

		15,458

Malaysia—2.2%
Bumiputra-Commerce Holdings Berhad (Commercial banks)	4,447,200	11,418
IOI Corporation Berhad (Food products)	4,126,200	5,520

		16,938

South Korea—9.4%
Amorepacific Corporation (Personal products)	6,858	3,673
Hyundai Mobis (Auto components)	39,833	3,470
Hyundai Motor Company (Automobiles)	130,362	7,540
LG Household & Health Care, Ltd. (Household products)	24,327	4,116
Megastudy Co., Ltd. (Diversified consumer services)	22,992	4,131
*NHN Corporation (Internet software & services)	56,123	7,736
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	33,490	15,485
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	99,075	14,566
Shinsegae Co., Ltd. (Food & staples retailing)	20,750	8,200
Taewoong Co., Ltd. (Machinery)	42,971	3,015

		71,932

Taiwan—7.8%
Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	605,678	2,271
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments, & components)	4,593,100	14,086

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 51

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—58.5%—(continued)
*HTC Corporation (Computers & peripherals)	863,000	$12,127
MediaTek, Inc. (Semiconductors & semiconductor equipment)	571,000	6,779
Taiwan Semiconductor, Ltd. (Semiconductors & semiconductor equipment)	12,790,000	20,991
*Yuanta Financial Holding Co., Ltd. (Capital markets)	4,365,000	2,918

		59,172

Thailand—0.9%
CP ALL PCL (Food & staples retailing)	9,360,700	4,698
Minor International PCL (Hotels, restaurants, & leisure)	8,095,700	1,889

		6,587

Emerging Europe, Mid-East, Africa—18.4%
Czech Republic—0.9%
CEZ (Electric utilities)	155,637	7,011

Egypt—1.0%
Orascom Construction Industries (Construction & engineering)	214,950	7,296

Israel—3.5%
Israel Chemicals Limited (Chemicals)	351,550	3,450
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	463,861	22,887

		26,337

Russia—3.7%
Magnit—CLS (Food & staples retailing)†	221,146	8,251
Mobile TeleSystems OJSC—ADR (Wireless telecommunication services)	170,215	6,286
Novatek OAO—GDR (Oil, gas, & consumable fuels)	132,250	6,302
*X 5 Retail Group N.V.—GDR (Food & staples retailing)	491,050	7,526

		28,365

South Africa—7.3%
AngloGold Ashanti Limited (Metals & mining)	362,527	13,286
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	599,222	4,259
MTN Group, Ltd. (Wireless telecommunication services)	478,355	7,347
Naspers, Ltd. (Media)	630,687	16,610
Shoprite Holdings Limited (Food & staples retailing)	568,268	4,053
Standard Bank Group Limited (Commercial banks)	668,906	7,695
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	183,503	2,528

		55,778

Turkey—1.6%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	60,245	2,102

Issuer	Shares	Value

Emerging Europe, Mid-East, Africa—18.4%—(continued)
Turkey—(continued)
Coca Cola Icecek A.S. (Beverages)	346,991	$1,964
*Turkiye Garanti Bankasi A.S.—ADR (Commercial banks)	3,164,744	8,460

		12,526

United Arab Emirates—0.4%
DP World, Ltd. (Transportation infrastructure)†	9,171,808	3,311

Emerging Latin America—17.4%
Brazil—9.5%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	218,000	1,980
BM&F BOVESPA S.A. (Diversified financial services)	761,000	4,575
*BR Malls Participacoes S.A. (Real estate management & development)	242,300	1,842
*Cia Brasileira de Meios de Pagamento (IT services)	429,636	3,694
Companhia de Bebidas das Americas-AMBEV—ADR (Beverages)	230,743	14,959
*GP Investments, Ltd. (Capital markets)	548,800	2,182
*GVT Holding S.A. (Diversified telecommunication services)	454,000	7,553
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	204,615	1,963
Localiza Rent a Car S.A. (Road & rail)	575,200	3,552
*Lupatech S.A. (Machinery)	156,200	1,970
MRV Engenharia e Participacoes, S.A. (Household durables)	115,860	1,605
Natura Cosmeticos S.A. (Personal products)	370,700	4,892
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas, & consumable fuels)	7,400	3,773
Redecard S.A. (IT services)	273,600	4,210
Rodobens Negocioa Imobiliarios S.A. (Household durables)	267,300	2,442
SLC Agricola S.A. (Food products)	227,700	2,150
Totvs S.A. (Software)	60,500	2,064
Vale S.A.—ADR (Metals & mining)	379,869	6,697

		72,103

Chile—1.0%
S.A.C.I. Falabella S.A. (Multiline retail)	1,912,610	7,532

Columbia—0.6%
Ecopetrol S.A. (Oil, gas, & consumable fuels)	3,502,802	4,215

Mexico—5.0%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	3,798,500	7,370
*Desarrolladora Homex S.A.B. de C.V.—ADR (Household durables)	159,474	4,448
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	335,145	10,805
Grupo Televisa S.A.B. de C.V.—ADR (Media)	401,182	6,820
*Megacable Holdings S.A.B. de C.V. (Media)	1,158,400	1,623
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	2,318,300	6,875

		37,941

See accompanying Notes to Financial Statements.

52 Semi-Annual Report	June 30, 2009

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Emerging Latin America—17.4%—(continued)
Panama—0.3%
Copa Holdings, S.A. (Airlines)†	51,956	$2,121

Peru—1.0%
Credicorp, Ltd. (Commercial banks)†	130,979	7,623

Total Common Stocks—94.3% (cost $606,362)		718,623

Preferred Stocks
Brazil—3.9%
All America Latin Logistica (Road & rail)	576,900	3,554
Itau Unibanco Banco Multiplo S.A.—ADR (Commercial banks)	710,777	11,281
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	896,080	14,839

		29,674

Total Preferred Stocks—3.9% (cost $25,462)		29,674

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500% 4/15/18 (Machinery)**	1,602	838

Total Convertible Bond—0.1% (cost $838)		838

*Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

**Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.11% of the net assets at June 30, 2009.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	19.8%
Information Technology	15.5%
Consumer Staples	15.3%
Consumer Discretionary	12.6%
Energy	10.8%
Industrials	9.2%
Telecommunication Services	5.8%
Materials	5.7%
Health Care	4.4%
Utilities	0.9%

Total	100.0%

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	66,209	$66

Total Investment in Affiliate—0.0% (cost $66)		66

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.158%, due 7/1/09	$2,000	2,000

Total Short-Term Investments—0.3% (cost $2,000)		2,000

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/09 due 7/1/09, repurchase price $18,381, collateralized by FHLMC, 7.000%, due 3/15/10	$18,381	18,381

Total Repurchase Agreement—2.4% (cost $18,381)		18,381

Total Investments—101.0% (cost $653,109)		769,582
Liabilities, plus cash and other assets—(1.0)%		(7,767)

Net assets—100.0%		$761,815

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	22.8%
U.S. Dollar	16.2%
Indian Rupee	12.1%
Brazilian Real	10.8%
South Korean Won	9.6%
New Taiwan Dollar	7.6%
South African Rand	7.4%
Malaysian Ringgit	2.3%
Mexican Nuevo Peso	2.1%
Indonesian Rupiah	2.1%
Turkish Lira Spot	1.7%
Chilean Peso	1.0%
Egyptian Pound	1.0%
All Other Currencies	3.3%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 53

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund invests primarily in a diversified portfolio of equity securities, including common stocks, issued by companies in emerging markets with a market capitalization of at least $3 billion at the time of the Fund’s investment.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 27 for the Global Markets Overview.

The Emerging Leaders Growth Fund posted a 35.70% increase on a total return basis (Class I Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) gained 34.83%.

The Fund approximated the MSCI Emerging Markets Large Cap Index during the first quarter, but exceeded it year to date. Second quarter performance benefited from strong stock selection across most sectors. In particular, Industrials, Materials, and Telecommunication Services performed well. Within Industrials, the Fund’s Asian exposure added value, while Materials stock selection benefited from strength in Vedanta Resources plc. Telecommunication Services stock selection was bolstered by strength within Millicom International Cellular S.A., MTN Group, Ltd., and Bharti Airtel, Ltd.. Regionally, the Fund’s stock selection across sectors added value as did its general regional positioning. Mitigating these results was the Fund’s general sector positioning. Year to date, the Fund’s relative performance resulted from good stock selection across most sectors and regions.

As of June 30, the Fund maintained its Consumer Staples and Consumer Discretionary focus, although it reduced Consumer Staples from 15.8% to 9.7% and correspondingly increased Consumer Discretionary from 7.0% to 13.0% during the second quarter. In addition, it increased exposure within Asian Information Technology (IT), with IT representing a total 18.1% of the portfolio, up from 15.5% at the end of the first quarter. These increases were funded by decreases in Health Care and Telecommunication Services. Regionally, the Fund was overweighted in Asia at the expense of Emerging Markets Europe Mid-East and Africa and Latin America.

54 Semi-Annual Report	June 30, 2009

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	Since Inception(a)
Emerging Leaders Growth Fund Class I	35.70%	(32.48)%	(28.84)%
MSCI Emerging Markets Large Cap Index (net)	34.83	(29.08)	(23.64)
(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 55

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—61.1%
China—29.0%
*Baidu.com, Inc.— ADR (Internet software & services)	9,290	$2,797
Belle International Holdings Limited (Specialty retail)	2,019,000	1,766
China Construction Bank (Commercial banks)	1,922,000	1,481
China Life Insurance Co., Ltd. (Insurance)	526,000	1,933
China Oilfield Services (Energy equipment & services)	1,064,000	1,146
China Overseas Land & Investment, Ltd. (Real estate management & development)	536,240	1,238
China Railway Construction Corporation Limited (Construction & engineering)	558,500	857
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	426,500	1,558
China Vanke Co., Ltd. (Real estate management & development)	736,097	1,061
*China Zhongwang Holdings Limited (Metals & mining)	620,800	852
CNOOC Limited (Oil, gas & consumable fuels)	1,582,000	1,949
Dongfeng Motor Group Company Limited (Automobiles)	1,722,000	1,444
Hengan International Group Co., Ltd. (Personal products)	386,000	1,804
Industrial and Commercial Bank of China (Commercial banks)	4,759,000	3,296
Parkson Retail Group Limited (Multiline retail)	802,500	1,143
Tencent Holdings, Ltd. (Internet software & services)	208,400	2,418
Want Want China Holdings Limited (Food products)	2,048,000	1,154
Zijin Mining Group Company Limited (Metals & mining)	1,164,000	1,047

		28,944

India—15.7%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	31,750	1,457
*Bharti Airtel, Ltd. (Wireless telecommunication services)	63,760	1,066
*Cairn India, Ltd. (Oil, gas & consumable fuels)	527,987	2,559
HDFC Bank, Ltd. (Commercial banks)	52,600	1,639
Hero Honda Motors Limited (Automobiles)	35,518	1,036
Housing Development Finance Corp. (Thrifts & mortgage finance)	30,537	1,491
Infosys Technologies Limited (IT services)	35,731	1,321
Jindal Steel & Power Limited (Metals & mining)	9,410	488
Larsen & Toubro, Ltd. (Construction & engineering)	29,629	968
Maruti Suzuki India Limited (Automobiles)	50,786	1,129
Vedanta Resources plc (Metals & mining)	116,218	2,474

		15,628

Indonesia—2.5%
PT Astra International Tbk (Automobiles)	376,500	874
PT Bank Rakyat Indonesia (Commercial banks)	2,625,500	1,610

		2,484

Issuer	Shares	Value

Common Stocks—Emerging Asia—61.1%—(continued)
Malaysia—0.5%
Bumiputra-Commerce Holdings Berhad (Food products)	147,900	$500

South Korea—6.9%
Hyundai Motor Company (Automobiles)	33,435	1,934
*NHN Corporation (Internet software & services)	12,707	1,752
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	4,770	2,205
Shinsegae Co., Ltd. (Food & staples retailing)	2,570	1,016

		6,907

Taiwan—6.5%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	394,450	1,210
*HTC Corporation (Computers & peripherals)	109,000	1,532
MediaTek, Inc. (Semiconductors & semiconductor equipment)	100,000	1,187
Taiwan Semiconductor, Ltd. (Semiconductors & semiconductor equipment)	984,000	1,615
*Yuanta Financial Holding Co., Ltd. (Capital markets)	1,398,000	935

		6,479

Emerging Latin America—15.9%
Brazil—12.7%
BM&F Bovespa S.A. (Diversified financial services)	371,290	2,232
*Companhia Brasileira de Meios de Pagamento e Contoladas—ADR (IT services)	335,600	2,886
Companhia de Bebidas das Americas-AMBEV—ADR (Beverages)	14,982	971
Natura Cosmeticos S.A. (Personal products)	72,500	957
OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	41,102	1,684
Redecard S.A. (IT services)	114,500	1,762
Vale S.A.—ADR (Metals & mining)	125,359	2,210

		12,702

Chile—0.3%
S.A.C.I. Falabella S.A. (Multiline retail)	86,915	342

Mexico—1.5%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	514,100	1,525

Peru—1.4%
Credicorp, Ltd. (Commercial banks)†	24,736	1,440

Emerging Europe, Mid-East, Africa—10.9%
Israel—2.0%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	40,825	2,014

Russia—2.6%
Novatek OAO—GDR (Oil, gas, & consumable fuels)	17,400	829
Sberbank—CLS (Commercial banks)†	342,157	428
X5 Retail Group N.V.—GDR (Food & staples retailing)	89,450	1,370

		2,627

See accompanying Notes to Financial Statements.

56 Semi-Annual Report	June 30, 2009

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Emerging Europe, Mid-East, Africa—10.9%—(continued)
South Africa—4.2%
MTN Group, Ltd. (Wireless telecommunication services)	85,908	$1,319
Naspers, Ltd. (Media)	107,400	2,829

		4,148

Turkey—2.1%
*Turkiye Garanti Bankasi A.S.—ADR (Commercial banks)	768,210	2,054

Total Common Stocks— 87.9% (cost $71,774)		87,794

Preferred Stocks
Brazil—5.5%
Banco Itau Holding Financeira S.A. ADR (Commercial banks)	135,714	2,154
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	198,992	3,295

		5,449

Total Preferred Stocks—5.5% (cost $3,761)		5,449

* = Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials.	23.9%
Information Technology	18.5%
Energy	13.5%
Consumer Discretionary	13.0%
Consumer Staples	9.7%
Materials	7.3%
Industrials	6.4%
Exchange-Traded Fund	3.1%
Telecommunication Services	2.5%
Health Care	2.1%

Total	100.0%

Issuer	Shares or Principal Amount	Value

Exchange-Traded Fund
China—3.0%
iShares FTSE/Xinhua A50 China Tracker	1,679,000	$3,003

Total Exchange-Traded Fund—3.0% (cost $2,676)		3,003

Investment in Affiliate
William Blair Ready Reserves Fund	440,240	440

Total Investment in Affiliate—0.4% (cost $440)		440

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $ 5,459, collateralized by FHLB, 0.900% due 4/08/10	$5,459	5,459

Total Repurchase Agreement—5.5% (cost $5,459)		5,459

Total Investments—102.3% (cost $84,112)		102,145
Liabilities, plus cash and other assets—(2.3)%		(2,335)

Net assets—100.0%		$99,810

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar .	30.3%
U.S. Dollar	14.3%
Brazilian Real	13.8%
Indian Rupee	13.7%
South Korean Won	7.2%
New Taiwan Dollar	6.7%
South African Rand	4.3%
Indonesian Rupiah	2.6%
British Pound Sterling	2.6%
New Turkish Lira	2.1%
Mexican Nuevo Peso	1.6%
Other currencies	0.8%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 57

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Value Discovery Fund posted a (0.60)% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Russell 2000® Value Index, declined (5.17)%.

Investor pessimism over the first two months of the year was driven by deterioration in business activity as overall corporate profits posted severe year-over-year declines. Company management teams, broadly speaking, cautioned investors on the outlook for 2009 as well. A flurry of layoff announcements and wage cuts or freezes from companies of all sizes pushed the unemployment rate higher and consumer confidence to its lowest level on record.

However, the significant rally that ensued was driven in part by signs of economic “green shoots,” a term Federal Reserve Chairman Ben Bernanke used to describe improving data points in the economy. In actuality, the green shoots were just a moderation in the pace of the economic contraction. Nonetheless, these incremental positives made investors realize that economic Armageddon was not on the horizon. This realization propelled an expanded appetite for risk across the capital markets. This increased the level of equity and corporate bond issuance, allowing many companies to solve one of the main issues dampening corporate activity in recent quarters—access to capital.

From a sector perspective, within the Russell 2000® Value Index there was an enormous disparity in total returns during the first half of the year. Strong performance was turned in within the Information Technology sector, 25.39%, and Consumer Discretionary sector, 20.22%. However, the heavily-weighted Financials sector, (20.06)%, was the largest underperformer and was heavily responsible for driving the overall benchmark return into the red. The Industrials (9.84)% and Utilities (7.27)% sectors were notable laggards as well.

The Value Discovery Fund’s outperformance was driven by solid stock selection across most economic sectors. The majority of the relative strength is attributable to the Financials and Industrials sectors, but certain stocks in Consumer Discretionary, Health Care and Energy also boosted relative performance. Conversely, stock selection in Consumer Staples and Information Technology were mild detractors from relative performance. Aside from stock selection in Consumer Staples and Information Technology, although the Fund outperformed, its larger-than-benchmark weighted average market capitalization was a headwind as well.

Two specific stocks that helped the Fund’s relative performance were TETRA Technologies, Inc. and Ameristar Casinos, Inc.. After a challenging two year period, TETRA Technologies solidly beat expectations and increased confidence that this trend should continue. Strong results in completion fluids, primarily in deepwater Gulf of Mexico and better than expected results from its natural gas production business drove the positive surprise. In addition, the company signed contracts with Petrobras Brasileiro S.A. for completion fluids to be utilized in deepwater drilling off-shore Brazil. Furthermore, significant cost savings should begin to materialize in the second half of the year as its calcium chloride plant comes on-line. Ameristar Casinos performed well throughout the six months of 2009. Recent stock price appreciation and business momentum came on the heels of the company completing a debt refinancing and some covenant amendments that gives it the liquidity and flexibility it needs to complete the final phase of their capital expenditure program (their new hotel tower

58 Semi-Annual Report	June 30, 2009

adjacent to their casino property in Black Hawk, Colorado). Now that their major capital expenditure programs are wrapping up we expect the company to generate significant amounts of free cash flow beginning in calendar year 2010 that will be used to deleverage their balance sheet and enhance shareholder value.

On the other hand, two specific stocks that hurt relative performance were Spartan Stores, Inc. and Cogdell Spencer, Inc.. Like many other grocery distributors and retailers, Spartan Stores underperformed during the first half of the year based on food deflation concerns and fears of potential price competition. Spartan has also contended with negative economic headlines in its primary market of Michigan. Though these issues bear watching, we remain confident in management’s ability to navigate these challenges. Cogdell Spencer is a real estate investment trust (REIT) that designs, builds and manages medical office buildings and other healthcare facilities. The typically non-cyclical healthcare sector has been impacted more than usual by this recession. The combination of tight capital markets and a sluggish healthcare spending environment has decreased demand for the construction of new healthcare facilities. Because of this, the company’s January 2008 acquisition of a design and build company proved to be untimely, forcing the company to write down the value of that acquisition during the first half of this year. In addition, due to the environment, the company was forced to slash its dividend during the period.

One of the principal drivers of the small cap value market going forward will be the performance of financial stocks. We believe recent capital raises by small cap financial institutions have helped strengthen balance sheets and we expect credit quality to improve by early next year. These have been the principal drivers of financial stock recoveries in the past, and the stocks tend to move before the worst is over. Outside of the financials space, the next move in stock prices will be much more dependent on fundamental trends given the recent bounce in the market. There have been pockets of improvement on the economic front and stock valuations broadly remain attractive despite the market’s rally. Stubbornly high unemployment and recently higher mortgage rates are probably the biggest impediments to economic growth as they threaten the recovery in consumer spending and the housing market. Regardless, we spend the majority of our time analyzing the fundamental trends at individual companies, and we believe this will benefit investors in the Portfolio going forward. As always, we continue to build the Portfolio with stocks where we can match attractive valuation opportunities with solid or improving fundamentals.

June 30, 2009	William Blair Funds 59

Value Discovery Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Value Discovery Fund Class N	(0.60)%	(21.87)%	(7.91)%	(1.93)%	5.32%	—
Value Discovery Fund Class I	(0.47)	(21.77)	(7.73)	(1.74)	—	6.63%
Russell 2000® Value Index	(5.17)	(25.24)	(12.07)	(2.27)	5.00	6.00
Russell 2000® Index	2.64	(25.01)	(9.89)	(1.71)	2.38	3.12
(a)	For the period from October 1, 1999 (Commencement of Class I) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index is the Fund’s primary benchmark. The Russell 2000® Value consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

60 Semi-Annual Report	June 30, 2009

Value Discovery Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—33.9%
American Campus Communities, Inc.	28,675	$636
*Argonaut Group, Inc.†	14,337	405
Astoria Financial Corporation	24,060	206
Boston Private Financial Holdings, Inc.	68,309	306
Delphi Financial Group, Class “A”	31,620	614
FirstMerit Corporation	28,101	477
First Niagara Financial Group, Inc.	35,745	408
First Potomac Realty Trust	63,537	619
Glacier Bancorp, Inc.	25,925	383
Hanover Insurance Group, Inc.	21,800	831
Highwoods Realty L.P.	24,670	552
Iberiabank Corporation	16,065	633
Lasalle Hotel Properties	42,657	526
*Markettaxess Holdings, Inc.	47,040	448
MeadowBrook Insurance Group, Inc.	65,105	425
Mid-American Apartment Communities, Inc.	17,380	638
Newalliance Bancshares, Inc.	36,335	418
Old National Bancorp	33,940	333
Onebeacon Insurance Group, Ltd.†	35,608	416
Platinum Underwriters Holdings, Ltd.†	13,110	375
*Proassurance Corporation	6,385	295
Realty Income Corporation	24,355	534
*SVB Financial Group	16,245	442
SWS Group, Inc.	41,620	581
*Texas Capital Bancshares, Inc.	43,560	674
UMB Financial Corp.	9,525	362
Umpqua Holdings Corporation	50,230	390
Validus Holdings, Ltd.†	19,540	429
*Western Alliance Bancorporation	63,225	432

		13,788

Industrials—15.7%
Acuity Brands, Inc.	11,095	311
*ATC Technology Corporation	26,120	379
Brady Corporation	14,830	373
*EMCOR Group, Inc.	23,370	470
*Esco Technologies, Inc.	9,135	409
G & K Services, Inc.	16,595	351
*Graftech International, Ltd.	43,995	498
Interface, Inc., Class “A”	89,855	557
Kaydon Corporation	13,845	451
*Old Dominion Freight Line, Inc.	16,300	547
Quanex Building Products Corporation	20,915	235
Robbins & Myers, Inc.	19,150	369
Simpson Manufacturing Co., Inc.	15,320	331
Tal International Group, Inc.	27,005	294
Toro Company	11,880	355
*TransDigm Group Incorporated	11,685	423

		6,353

Information Technology—13.0%
ADTRAN, Inc.	24,745	531
*Anixter International, Inc.	11,685	439
*Atmel Corporation	67,465	252
*Avid Technology, Inc.	36,806	494
Cognex Corporation	21,405	302
*EarthLink, Inc.	66,480	493
*MICROS Systems, Inc.	22,980	582
*Parametric Technology Corporation	48,315	565
*Semitool, Inc.	63,929	295

Issuer	Shares	Value

Common Stocks—(continued)
Information Technology—(continued)
*Sybase, Inc.	18,405	$577
*Ultra Clean Holdings, Inc.	105,468	253
United Online, Inc.	78,530	511

		5,294

Consumer Discretionary—10.7%
*AFC Enterprises, Inc.	53,029	358
Ameristar Casinos, Inc.	40,325	767
*Cavco Industries, Inc.	11,880	301
*Chico’s FAS, Inc.	45,370	442
Christopher & Banks Corporation	62,612	420
*Gaylord Entertainment Company	31,915	406
Interactive Data Corporation	17,713	410
*Jack In The Box, Inc.	18,065	406
*Jo-Ann Stores, Inc.	19,345	400
*WMS Industries, Inc.	13,765	434

		4,344

Materials—5.8%
Arch Chemicals, Inc.	15,540	382
*Intrepid Potash, Inc.	18,009	506
Minerals Technologies, Inc.	10,310	371
*Polyone Corporation	73,945	200
Silgan Holdings, Inc.	12,375	607
Texas Industries, Inc.	8,935	280

		2,346

Utilities—5.4%
ALLETE, Inc.	16,695	480
Avista Corporation	25,140	448
Cleco Corporation	19,345	434
Northwest Natural Gas Company	9,327	413
South Jersey Industries, Inc.	12,375	432

		2,207

Health Care—4.8%
*Kensey Nash Corporation	20,720	543
*Magellan Health Services	12,465	409
*Mednax, Inc.	11,943	503
*Varian, Inc.	12,544	495

		1,950

Energy—4.3%
Berry Petroleum Company	20,065	373
*Forest Oil Corporation	25,588	382
*Goodrich Petroleum Corporation	13,265	326
St. Mary Land & Exploration Company	14,590	305
*TETRA Technologies, Inc.	44,010	350

		1,736

Consumer Staples—3.5%
Flowers Foods, Inc.	22,230	486
J&J Snack Foods	12,277	441
Spartan Stores, Inc.	40,200	499

		1,426

Total Common Stocks—97.1% (cost $44,738)		39,444

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 61

Value Discovery Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Preferred Stock
Callaway Golf Company, 7.5% Series “B”	2,800	$259

Total Preferred Stock—0.6% (cost $280)		259

Investment in Affiliate
William Blair Ready Reserves Fund	3,605	4

Total Investment in Affiliate—0.0% (cost $4)		4

*Non-income producing

† = U.S. listed foreign security

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $ 616, collateralized by FHLB, 0.900%, due 4/8/10	$616	$616

Total Repurchase Agreement—1.5% (cost $616)		616

Total Investments—99.2% (cost $45,638)		40,323
Cash and other assets, less liabilities—0.8%		300

Net assets—100.0%		$40,623

See accompanying Notes to Financial Statements.

62 Semi-Annual Report	June 30, 2009

Christopher T. Vincent

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Bond Fund posted a 4.98% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 1.90%.

In less than one year the fixed income markets have experienced returns of a magnitude not seen in the last 10 years, including two of the best and worst quarters during that time.

We believe that many of the U.S. government’s financial recovery programs helped the fixed income markets stabilize, provided investors additional time to more calmly evaluate investment opportunities, and have taken the “worst-case” doomsday scenarios for the financial markets off the table. Investors have been able to step back, recognize good value, and take advantage of opportunities that might come along once in 15 years.

During the first quarter the Federal Reserve Board applied an additional and non-traditional monetary policy of purchasing securities to try to lower mortgage rates. The Federal Reserve’s (the “Fed”) move followed a very similar one by U.K. monetary authorities, and marked the third time since the Second World War that the Fed has pursued this type of quantitative easing policy.

The Fed was indeed successful in bringing rates on 30-year fixed rate mortgages down, starting a mini-refinancing wave that continued into the second quarter.

To restart consumer lending, in March 2009 the Federal Reserve first implemented TALF, the Term Asset-Backed Securities Loan Facility, a program announced in November of 2008. TALF supports the issuance of asset-backed securities (ABS) collateralized by student loans, auto loans, credit card loans, and loans guaranteed by the Small Business Administration (SBA). Following moderate success late in the first quarter with the issuance of auto loans that were securitized, this program gained important momentum in the second quarter.

In late March, U.S. Treasury Secretary Geithner unveiled the Public-Private Investment Program (P-PIP) to buy toxic assets from banks’ balance sheets, and the program was met with guarded optimism in the marketplace.

Lastly, the “stress test” results released by the Obama administration for many of the largest financial institutions were also acceptable, allowing these firms to raise equity capital, even at its dilutive cost.

The fixed-income markets moved from a period of extreme risk aversion during the fourth quarter of last year to one where investors sought to add risk.

Corporate Bonds were clearly the beneficiaries of the favorable move in equity prices, which started during the middle of March. The strength in investment grade bond prices helped provide a sense of stability and normalization to the credit markets, and ultimately to investment grade risk premiums or spreads. As this normalcy returned to the investment grade bond market, investors recognized value in quality liquid, fixed-income securities.

Excess returns were positive across the “spread” sectors during the second quarter, but were led by the returns in the Corporate Bond sector, which experienced its best quarter in more than 20 years.

June 30, 2009	William Blair Funds 63

The Fund’s emphasis on Corporate Bonds and Agency Mortgage-backed securities, and a corresponding underweight to U.S. Treasury securities helped performance.

Offsetting this strong performance was the Fund’s lack of exposure to lower quality, high-yield securities, as many of these issues continued to rebound. In addition, the Fund’s longer duration hurt performance somewhat as interest rates continued to rise in early June.

The Fund’s current strategy is to maintain a minimum position in U.S. Treasury securities because of the attractiveness of the two major spread sectors, Agency Mortgage-backed securities and investment grade Corporate Bonds.

Although the majority of the rally in the fixed-income markets may have already occurred, we do continue to think there is value in those two sectors.

We were significant buyers of investment grade Corporate Bonds, primarily in the new issue market during the first half of the year, and in the secondary market as well, taking advantage of the favorable market fundamentals.

The first half of the year was characterized by valuations we would describe as exceptionally cheap and attractive for fixed income investors. As a result, quite a bit of cash came into the fixed income market.

Now, however, the market appears to be waiting for the economic fundamentals to get caught up to the buying that has occurred. The market’s focus has shifted away from imminent disaster towards looming recession. Economic fundamentals seemed to have improved, albeit slightly.

Eventually there will be inventory restocking, from which we expect the economy to receive a bounce in the third quarter of this year. However, the question remains as to the extent this restocking will stimulate additional demand for products and services.

Capital market liquidity has improved markedly and companies have been able to return to the bond and loan markets after being shut out for 2-3 quarters, new corporate bond issuance continues at a record pace as issuers take advantage of this liquidity.

Policy makers continue to remain supportive with government programs. In addition to extending the expiration of a number of programs, 10 of the largest financial institutions were approved to pay back loans from the Troubled Asset Relief Program (TARP) program.

64 Semi-Annual Report	June 30, 2009

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	Since Inception(a)
Bond Fund Class N	4.98%	5.79%	4.92%
Bond Fund Class I	5.08	5.90	5.08
Barclays Capital U.S. Aggregate Bond Index	1.90	6.05	5.55
(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 65

Bond Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—49.9%
U.S. Treasury Inflation Indexed Notes/Bonds—1.9%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	$580	$595
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	1,057	1,103
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	649	823

Total U.S. Treasury Inflation Indexed Notes/Bonds	2,286	2,521

U.S. Treasury—3.0%
U.S. Treasury Note, 4.750%, due 5/15/14	895	987
U.S. Treasury Note, 4.750%, due 8/15/17	1,300	1,425
U.S. Treasury Note, 3.125%, due 5/15/19	1,500	1,451

Total U.S. Treasury Obligations	3,695	3,863

Government National Mortgage Association (GNMA)—0.6%
GNR 2006-67 GB, 4.214%, due 9/16/34	750	772

Federal Home Loan Mortgage Corp. (FHLMC)—8.2%
#G10330, 7.000%, due 1/1/10	1	1
#G90024, 7.000%, due 1/20/13	86	92
#G30093, 7.000%, due 12/1/17	53	58
#G30255, 7.000%, due 7/1/21	109	119
#G12792, 4.500%, due 12/1/21	738	759
#E02360, 6.500%, due 7/1/22	750	795
#D95897, 5.500%, due 3/1/23	370	385
#G30372, 5.000%, due 9/1/27	859	883
#G10728, 7.500%, due 7/1/32	381	413
#C01385, 6.500%, due 8/1/32	572	613
#A62179, 6.000%, due 6/1/37	1,259	1,330
#A63539, 6.000%, due 7/1/37	1,720	1,819
#G03170, 6.500%, due 8/1/37	1,431	1,529
#A78138, 5.500%, due 6/1/38	1,836	1,908

Total FHLMC Mortgage Obligations	10,165	10,704

Federal National Mortgage Association (FNMA)—36.2%
#535559, 7.500%, due 9/1/12	330	342
#598453, 7.000%, due 6/1/15	4	4
#689612, 5.000%, due 5/1/18	645	672
#747903, 4.500%, due 6/1/19	563	583
#745735, 5.000%, due 3/1/21	855	891
#253847, 6.000%, due 5/1/21	386	409
#900725, 6.000%, due 8/1/21	311	332
#255956, 5.500%, due 10/1/25	2,900	3,015
#545437, 7.000%, due 2/1/32	288	316
#545759, 6.500%, due 7/1/32	3,229	3,469
#254548, 5.500%, due 12/1/32	1,435	1,490
#555522, 5.000%, due 6/1/33	710	726
#190337, 5.000%, due 7/1/33	857	877
#190340, 5.000%, due 9/1/33	2,672	2,734
#254868, 5.000%, due 9/1/33	1,294	1,323

Issuer	NRSRO Rating	Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#555800, 5.500%, due 10/1/33		$628	$652
#555783, 4.500%, due 10/1/33		2,374	2,381
#555880, 5.500%, due 11/1/33		725	752
#725027, 5.000%, due 11/1/33		1,043	1,067
#756153, 5.500%, due 11/1/33		1,615	1,676
#725205, 5.000%, due 3/1/34		2,071	2,119
#725220, 5.000%, due 3/1/34		1,004	1,027
#725232, 5.000%, due 3/1/34		2,108	2,157
#725238, 5.000%, due 3/1/34		1,820	1,863
#725424, 5.500%, due 4/1/34		778	807
#725611, 5.500%, due 6/1/34		649	674
#786546, 6.000%, due 7/1/34		1,273	1,348
#190353, 5.000%, due 8/1/34		551	563
#745092, 6.500%, due 7/1/35		898	965
#848782, 6.500%, due 1/1/36		1,296	1,388
#849191, 6.000%, due 1/1/36		143	151
#745349, 6.500%, due 2/1/36		1,732	1,849
#893318, 6.500%, due 8/1/36		392	420
#256859, 5.500%, due 8/1/37		1,699	1,750
#948689, 6.000%, due 8/1/37		2,165	2,265
#888967, 6.000%, due 12/1/37		1,850	1,946
#934006, 6.500%, due 9/1/38		2,149	2,313

Total FNMA Mortgage Obligations		45,442	47,316

Non-Agency Mortgage-Backed and Asset-Backed Obligations—2.0%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA+	291	245
First Plus 1997-4 M1, 7.640%, due 9/11/23	AA	214	214
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	133	78
LSSCO, 2004-2, Tranche M2, 4.549%, due 2/28/33, VRN*	A	178	119
CWL, 2003-5, Tranche MF2, 5.959%, due 11/25/33	Aa3	211	91
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, due 7/25/34	A	469	84
FHASI, 2004-AR4, Tranche 3A1, 4.617%, due 8/25/34, VRN	AAA	618	531
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	20	7
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA+	108	97
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2A, 4.840%, due 6/25/35	AAA	157	155
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2C, 4.950%, due 6/25/35	AAA	73	72
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2B, 6.500%, due 6/25/35	AAA	97	96

See accompanying Notes to Financial Statements.

66 Semi-Annual Report	June 30, 2009

Bond Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Non-Agency Mortgage-Backed and Asset-Backed Obligations—(continued)
Chase Mortgage Finance Corporation, 2006-A1, Tranche 2A3, 6.000%, due 9/25/36	BB	$700	$339
Mid-State Trust 2004-1, Tranche A, 6.005%, due 8/15/37	AAA	694	517

Total Non-Agency Mortgage-Backed Obligations		3,963	2,645

Corporate Obligations—46.1%
HSBC Finance Corporation, 8.000%, due 7/15/10	AA-	500	519
General Dynamics, 1.800%, due 7/15/11	A	500	499
Morgan Stanley Dean Witter & Co., 6.600%, due 4/1/12	A	545	577
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	1,000	1,017
Cox Communications, Inc., 7.125%, due 10/1/12	BBB	400	430
Boeing Capital Corporation, 5.800%, due 1/15/13	A+	850	911
Wells Fargo & Company, 4.375%, due 1/31/13	AA	350	353
The Kroger Co., 5.500%, due 2/1/13	Baa2	430	444
PepsiCo, Inc., 4.650%, due 2/15/13	Aa2	550	577
Weatherford International, Ltd., 5.150%, due 3/15/13	BBB+	650	648
John Deere Capital Corporation, 4.500%, due 4/3/13	A	700	714
Citigroup Inc., 5.500%, due 4/11/13	A+	1,500	1,406
General Electric Capital Corporation, 4.800%, due 5/1/13	AA+	600	601
Novartis Capital Corporation, 4.125%, due 2/10/14	Aa2	600	618
CME Group, Inc., 5.750%, due 2/15/14	AA	700	746
PACCAR, Inc., 6.875%, due 2/15/14	AA-	800	876
PepsiAmericas, Inc., 4.375%, due 2/15/14	A+	300	302
American Movil S.A.B. de C.V., 5.500%, due 3/1/14	A3	700	714
Coca-Cola Enterprises, Inc., 7.375%, due 3/3/14	A	1,000	1,144
Smith International, Inc., 8.625%, due 3/15/14	BBB+	900	985
General Electric Capital Corporation, 5.900%, due 5/13/14	AA+	225	230
Bank Of America, 7.375%, due 5/15/14	A+	700	723
American Express Company, 7.250%, due 5/20/14	A+	500	517
Capital One Financial Corporation, 7.375%, due 5/23/14	A-	1,235	1,274
State Street Corporation, 4.300%, due 5/30/14	A+	350	346
Hewlett-Packard Company, 4.750%, due 6/2/14	A+	800	835
Petrohawk Energy Corporation, 10.500%, due 8/1/14	B	500	511

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
AT&T, Inc., 5.100%, due 9/15/14	A	$1,250	$1,298
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	A1	545	548
CODELCO, Inc. - 144A, 4.750%, due 10/15/14	A1	400	412
DuPont (E.I.) de Nemours and Company, 4.750%, due 3/15/15	A	500	519
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	750	751
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-	700	713
Owens-Brockway, 7.375%, due 5/15/16	BB+	750	728
MetLife, Inc., 6.750%, due 6/1/16	A2	1,000	1,018
SABMiller plc, 6.500%, due 7/1/16	BBB+	700	698
Petrobras International Finance Company, 6.125%, due 10/6/16	Baa1	400	410
DuPont (E.I.) de Nemours and Company, 5.250%, due 12/15/16	A	500	520
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	371
Corrections Corporation of America, 7.750%, due 6/1/17	BB	575	566
ERP Operating LP, 5.750%, due 6/15/17	A-	600	560
J.P. Morgan Chase & Co., 6.125%, due 6/27/17	A1	600	593
BB&T Corporation, 4.900%, due 6/30/17	A+	665	591
American Express Company, 6.150%, due 8/28/17	A+	1,000	922
IBM Corporation, 5.700%, due 9/14/17	A+	1,250	1,327
Exelon Generation Company, LLC., 6.200%, due 10/1/17	A3	1,100	1,095
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	950	971
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	800	806
Wells Fargo & Company, 5.625%, due 12/11/17	AA	1,000	984
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	350	360
The Goldman Sachs Group, Inc., 6.150%, due 4/1/18	A1	950	925
Morgan Stanley, 6.625%, due 4/1/18	A	950	947
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	350	331
Philip Morris International, Inc., 5.650%, due 5/16/18	A+	1,000	1,048
B/E Aerospace, 8.500%, due 7/1/18	BB+	500	471
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	1,000	1,042
Verizon Communications, Inc., 8.750%, due 11/1/18	A	330	391
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A+	1,075	992
Anheuser-Busch InBev, 7.750%, due 1/15/19	BBB+	700	766

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 67

Bond Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(Continued)
FedEx Corporation, 8.000%, due 1/15/19	BBB	$750	$855
CSX Corporation, 7.375%, due 2/1/19	BBB-	800	869
McDonald’s Corporation, 5.000%, due 2/1/19	A	750	769
Honeywell International, Inc., 5.000%, due 2/15/19	A	925	945
Pfizer, Inc., 6.200%, due 3/15/19	AAA	1,250	1,367
Abbott Laboratories, 5.125%, due 4/1/19	AA	900	927
BHP Billiton Finance (USA) Limited, 6.500%, due 4/1/19	A+	1,300	1,444
Owens Corning, 9.000%, due 6/15/19	BBB-	950	921
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB	1,300	1,290
Halliburton Company, 6.150%, due 9/15/19	A	1,250	1,353
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2	400	366
Southwest Airlines Co., 6.150%, due 8/1/22	Aa3	713	674
The Kroger Co., 8.000%, due 9/15/29	Baa2	325	366
Conoco Funding Company, 7.250%, due 10/15/31	A1	400	438
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	400	358
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A	750	778
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A1	500	503
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	641

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as

S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

*Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.38% of the net assets at June 30, 2009.

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(Continued)
Kraft Foods, Inc., 6.875%, due 2/1/38	BBB+	425	450
J.P. Morgan Chase & Co., 6.400%, due 5/15/38	Aa3	350	351
Cox Communications, Inc., 6.950%, due 6/1/38	BBB	350	337
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	675
ConocoPhillips Company, 6.500%, due 2/1/39	A1	400	426
Verizon Communications, Inc., 8.950%, due 3/1/39	A	600	758
Florida Power and Light Group Capital, Inc., 6.650%, due 6/15/67, VRN	A3	300	240

Total Corporate Obligations		58,963	60,292

Total Fixed Income—98.0% (Cost $125,653)		125,264	128,113

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $1,456, collateralized by FHLB, 0.900%, due 4/8/10		1,456	1,456

Total Repurchase Agreement—1.1% (Cost $1,456)		1,456	1,456

Total Investments—99.1% (cost $127,109)		129,569	129,569

Cash and other assets, less liabilities—0.9%			1,242

Net assets—100.0%			$130,811

See accompanying Notes to Financial Statements.

68 Semi-Annual Report	June 30, 2009

Christopher T. Vincent

INCOME FUND

The Income Fund invests in intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Income Fund posted a 5.07% increase on a total return basis (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Barclays Capital Intermediate Government /Credit Bond Index, gained 1.62%.

In less than one year the fixed income markets have experienced returns of a magnitude not seen in the last 10 years, including two of the best and worst quarters during that time.

We believe that many of the U.S. government’s financial recovery programs helped the fixed income markets stabilize, provided investors additional time to more calmly evaluate investment opportunities, and have taken the “worst-case” doomsday scenarios for the financial markets off the table. Investors have been able to step back, recognize good value, and take advantage of opportunities that might come along once in 15 years.

During the first quarter the Federal Reserve Board applied an additional and non-traditional monetary policy of purchasing securities to try to lower mortgage rates. The Federal Reserve’s (the “Fed”) move followed a very similar one by U.K monetary authorities, and marked the third time since the Second World War that the Fed has pursued this type of quantitative easing policy.

The Fed was indeed successful in bringing rates on 30-year fixed rate mortgages down, starting a mini-refinancing wave that continued into the second quarter.

To restart consumer lending, in March 2009 the Federal Reserve first implemented TALF, the Term Asset-Backed Securities Loan Facility, a program announced in November of 2008. TALF supports the issuance of asset-backed securities (ABS) collateralized by student loans, auto loans, credit card loans, and loans guaranteed by the Small Business Administration (SBA). Following moderate success late in the first quarter with the issuance of auto loans that were securitized, this program gained important momentum in the second quarter.

In late March, U.S. Treasury Secretary Geithner unveiled the Public-Private Investment Program (P-PIP) to buy toxic assets from banks’ balance sheets, and the program was met with guarded optimism in the marketplace.

Lastly, the “stress test” results released by the Obama administration for many of the largest financial institutions were also acceptable, allowing these firms to raise equity capital, even at its dilutive cost.

The fixed-income markets moved from a period of extreme risk aversion during the fourth quarter of last year to one where investors sought to add risk.

Corporate Bonds were clearly the beneficiaries of the favorable move in equity prices, which started during the middle of March. The strength in investment grade bond prices helped provide a sense of stability and normalization to the credit markets, and ultimately to investment grade risk premiums or spreads. As this normalcy returned to the investment grade bond market, investors recognized value in quality liquid, fixed-income securities.

Excess returns were positive across the “spread” sectors during the second quarter, but were led by the returns in the Corporate Bond sector, which experienced its best quarter in more than 20 years.

June 30, 2009	William Blair Funds 69

The Fund’s emphasis on Corporate Bonds and Agency Mortgage-backed securities, and a corresponding underweight to U.S. Treasury securities helped performance.

Offsetting this strong performance was the Fund’s lack of exposure to lower quality, high-yield securities, as many of these issues continued to rebound. In addition, the Fund’s longer duration hurt performance somewhat as interest rates continued to rise in early June.

The Fund’s current strategy is to maintain a minimum position in U.S. Treasury securities because of the attractiveness of the two major spread sectors, Agency Mortgage-backed securities and investment grade Corporate Bonds.

Although the majority of the rally in the fixed-income markets may have already occurred, we do continue to think there is value in those two sectors.

We were significant buyers of investment grade Corporate Bonds, primarily in the new issue market during the first half of the year, and in the secondary market as well, taking advantage of the favorable market fundamentals.

The first half of the year was characterized by valuations we would describe as exceptionally cheap and attractive for fixed income investors. As a result, quite a bit of cash came into the fixed income market.

Now, however, the market appears to be waiting for the economic fundamentals to get caught up to the buying that has occurred. The market’s focus has shifted away from imminent disaster towards looming recession. Economic fundamentals seemed to have improved, albeit slightly.

Eventually there will be inventory restocking, from which we expect the economy to receive a bounce in the third quarter of this year. However, the question remains as to the extent this restocking will stimulate additional demand for products and services.

Capital market liquidity has improved markedly and companies have been able to return to the bond and loan markets after being shut out for 2-3 quarters, new corporate bond issuance continues at a record pace as issuers take advantage of this liquidity.

Policy makers continue to remain supportive with government programs. In addition to extending the expiration of a number of programs, 10 of the largest financial institutions were approved to pay back loans from the Troubled Asset Relief Program (TARP) program.

70 Semi-Annual Report	June 30, 2009

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2009

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Income Fund Class N	5.07%	2.62%	2.52%	2.51%	4.12%	—
Income Fund Class I	5.10	2.86	2.72	2.69	—	4.43%
Barclays Capital Intermediate Government/Credit Bond Index	1.62	5.27	6.13	4.57	5.65	5.69
(a)	For the period from October 1, 1999 (Commencement of Class I) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital Intermediate Government Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 71

Income Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—31.9%
U.S. Treasury Inflation Indexed Notes/Bonds—1.3%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$1,500	$1,655

U.S. Treasury—4.6%
U.S. Treasury Note, 2.250%, due 5/31/14	900	888
U.S. Treasury Note, 5.125%, due 5/15/16	2,000	2,243
U.S. Treasury Note, 4.750%, due 8/15/17	1,075	1,178
U.S. Treasury Note, 3.125%, due 5/15/19	1,400	1,354

Total U.S. Treasury Obligations	5,375	5,663

Government National Mortgage Association (GNMA)—0.3%
#780405, 9.500%, due 11/15/17	227	246
#357322, 7.000%, due 9/15/23	161	175

Total Government National Mortgage Association	388	421

Federal Home Loan Mortgage Corp. (FHLMC)—6.7%
#G90019, 7.500%, due 12/17/09	4	4
#E00436, 7.000%, due 6/1/11	128	133
#G10708, 6.500%, due 8/1/12	83	88
#E72924, 7.000%, due 10/1/13	421	445
#E81697, 8.000%, due 5/1/15	1,178	1,260
#E81703, 7.000%, due 5/1/15	497	526
#E81908, 8.500%, due 12/1/15	91	105
#J02184, 8.000%, due 4/1/16	835	891
#G90022, 8.000%, due 9/17/16	367	392
#E90398, 7.000%, due 5/1/17	928	989
#M30028, 5.500%, due 5/1/17	84	87
#C67537, 9.500%, due 8/1/21	44	48
#D95621, 6.500%, due 7/1/22	2,328	2,506
#A45790, 7.500%, due 5/1/35	723	782

Total FHLMC Mortgage Obligations	7,711	8,256

Federal National Mortgage Association (FNMA)—19.0%
#695512, 8.000%, due 9/1/10	56	57
#725479, 8.500%, due 10/1/10	56	57
#313816, 6.000%, due 4/1/11	84	87
#577393, 10.000%, due 6/1/11	53	56
#577395, 10.000%, due 8/1/11	242	254
#254788, 6.500%, due 4/1/13	193	202
#725315, 8.000%, due 5/1/13	228	242
#593561, 9.500%, due 8/1/14	220	238
#567027, 7.000%, due 9/1/14	972	1,024
#567026, 6.500%, due 10/1/14	748	795
#458124, 7.000%, due 12/15/14	136	145
#576554, 8.000%, due 1/1/16	881	939
#256106, 5.000%, due 2/1/16	1,476	1,528
#576553, 8.000%, due 2/1/16	1,508	1,641
#555747, 8.000%, due 5/1/16	171	182
#735569, 8.000%, due 10/1/16	1,007	1,073
#725410, 7.500%, due 4/1/17	664	702
#643217, 6.500%, due 6/1/17	274	290

Issuer	NRSRO Rating	Principal Amount	Value
Federal National Mortgage Association (FNMA)—(continued)
#679247, 7.000%, due 8/1/17		$1,003	$1,083
#888979, 6.000%, due 12/1/17		1,227	1,293
#740847, 6.000%, due 10/1/18		817	869
#323501, 6.500%, due 1/1/19		234	251
#852864, 7.000%, due 7/1/20		2,145	2,346
#458147, 10.000%, due 8/15/20		518	571
#835563, 7.000%, due 10/1/20		893	969
#735574, 8.000%, due 3/1/22		557	609
#679253, 6.000%, due 10/1/22		1,183	1,251
#1993-19, Tranche SH, 11.234%, due 4/25/23, VRN		11	15
#255956, 5.500%, due 10/1/25		290	302
#806458, 8.000%, due 6/1/28		556	610
#880155, 8.500%, due 7/1/29		1,059	1,155
#797846, 7.000%, due 3/1/32		1,207	1,322
#745519, 8.500%, due 5/1/32		587	640
#654674, 6.500%, due 9/1/32		246	264
#733897, 6.500%, due 12/1/32		289	311

Total FNMA Mortgage Obligations		21,791	23,373

Non-Agency Mortgage-Backed and Asset-Backed Obligations—3.9%
CCCIT, 2009-A3, Tranche A3, 2.700%, due 6/23/13	AAA	965	967
JDOT, 2009-A, Tranche A3, 2.590%, due 10/15/13	AAA	500	503
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA	102	99
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA	12	12
First Plus, 1997-4, Tranche M1, 7.640%, due 9/11/23	AA	726	726
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A	153	145
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A2	101	99
First Plus, 1998-3, Tranche M2, 6.750%, due 5/10/24, VRN	A2	270	265
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.530%, due 6/25/32*	A	873	124
LSSCO, 2004-2, Tranche M1, 4.760%, due 2/28/33, VRN*	AA	464	418
LSSCO, 2004-2, Tranche M2, 4.760%, due 2/28/33, VRN*	A	356	237
ABFS, 2002-2, Tranche A-7, 5.125%, due 7/15/33	AAA	14	14
Residential Asset Mortgage Products, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	BBB	1,043	386
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB	738	168
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	1,155	441
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA+	273	244

Total Non-Agency Mortgage-Backed Obligations		7,745	4,848

See accompanying Notes to Financial Statements.

72 Semi-Annual Report	June 30, 2009

Income Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—63.1%
Philips Petroleum, 8.750%, due 5/25/10	A1	$1,500	$1,601
HSBC Finance Corporation, 8.000%, due 7/15/10	AA-	1,450	1,505
Boeing Capital Corporation, 7.375%, due 9/27/10	A+	1,549	1,643
Pacific Gas & Electric Company, 4.200%, due 3/1/11	A	1,250	1,290
Wisconsin Energy Corporation, 6.500%, due 4/1/11	A3	1,250	1,336
USAA Auto Owner Trust, Series 2006-2, Class A4, 5.370%, due 2/15/12	AAA	947	972
Eli Lilly & Co., 3.550%, due 3/6/12	AA	500	518
BP Capital Markets plc, 3.125%, due 3/10/12	Aa1	1,125	1,148
ERP Operating LP, 6.625%, due 3/15/12	A-	1,000	1,028
BHP Billiton Finance, 5.125%, due 3/29/12	A+	1,195	1,255
Morgan Stanley Dean Witter & Co., 6.600%, due 4/1/12	A	1,600	1,694
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	1,500	1,526
Cox Communications, Inc., 7.125%, due 10/1/12	BBB	1,000	1,075
Wells Fargo & Company, 4.375%, due 1/31/13	AA-	1,400	1,412
Ohio Power Company, 5.500%, due 2/15/13	A3	1,900	1,968
PepsiCo, Inc., 4.650%, due 2/15/13	Aa2	1,450	1,522
Weatherford International, Ltd., 5.150%, due 3/15/13	BBB+	1,000	997
John Deere Capital Corporation, 4.500%, due 4/3/13	A	1,000	1,020
Citigroup, Inc., 5.500%, due 4/11/13	A+	1,000	937
Comet, 2009-A1, Tranche A1, VRN 1.388%, due 4/15/13	AAA	1,000	1,003
General Electric Capital Corporation, 4.800%, due 5/1/13	AA+	1,500	1,502
Novartis Capital Corp., 4.125%, due 2/10/14	Aa2	1,000	1,029
CME Group, Inc., 5.750%, due 2/15/14	AA	1,000	1,066
PACCAR, Inc., 6.875%, due 2/15/14	AA-	1,000	1,095
PepsiAmericas, Inc., 4.375%, due 2/15/14	A+	500	504
American Movil S.A.B. De C.V., 5.500%, due 3/1/14	A3	1,000	1,021
Coca - Cola Enterprises, Inc., 7.375%, due 3/3/14	A	900	1,030
General Elec Corp 5.900%, due 5/13/14	AA+	225	230
Bank Of America 7.375%, due 5/15/14	A+	500	517
Hewlett-Packard Company, 4.750%, due 6/2/14	A+	1,100	1,148
AT&T, Inc., 5.100%, due 9/15/14	A	1,750	1,818

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	A1	$1,500	$1,508
CODELCO, Inc. -144A, 4.750%, due 10/15/14*	A1	1,815	1,870
EI Du Pont de Nemours & Co., 4.750%, due 3/15/15	A	1,200	1,244
United Technologies Corporation, 4.875%, due 5/1/15	A+	1,500	1,595
YUM! Brands, Inc., 6.250%, due 4/15/16	BBB-	1,000	1,018
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	1,000	1,000
SABMiller plc, 6.500%, due 7/1/16	BBB+	1,000	998
Petrobras International Finance Company, 6.125%, due 10/6/16	Baa1	1,000	1,025
BHP Billiton Finance, 5.400%, due 3/29/17	A+	1,000	1,044
J.P. Morgan Chase & Co., 6.125%, due 6/27/17	A1	1,750	1,729
BB&T Corporation, 4.900%, due 6/30/17	A+	1,500	1,333
Kimberly—Clark, 6.125%, due 8/1/17	A	1,000	1,097
American Express, 6.150%, due 8/28/17	A+	1,500	1,383
IBM Corporation, 5.700%, due 9/14/17	A+	1,750	1,858
Exelon Generation Company, LLC., 6.200%, due 10/1/17	A3	2,000	1,991
Tesco plc, 5.500%, due 11/15/17	A-	1,750	1,783
Abbott Laboratories, 5.600%, due 11/30/17	AA	1,650	1,767
Wells Fargo & Company, 5.625%, due 12/11/17	AA-	750	738
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	1,000	1,028
Goldman Sachs Group, Inc., 6.150%, due 4/1/18	A1	750	730
Morgan Stanley Dean Witter & Co., 6.625%, due 4/1/18	A	750	748
Philip Morris International, Inc., 5.650%, due 5/16/18	A+	1,250	1,310
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	1,000	1,042
Verizon Communications, Inc., 8.750%, due 11/1/18	A	1,480	1,753
Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 1/15/19	BBB+	1,150	1,258
FedEx Corporation, 8.000%, due 1/15/19	BBB	1,250	1,424
Honeywell International, Inc., 5.000%, due 2/15/19	A	1,225	1,251
Procter & Gamble Co., 4.700%, due 2/15/19	AA-	500	507
Unilever Capital Corp., 4.800%, due 2/15/19	A+	500	505
Pfizer, Inc., 6.200%, due 3/15/19	AAA	1,000	1,094

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 73

Income Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB	$1,100	$1,091
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2	1,250	1,143
Southwest Airlines Co., 6.150%, due 8/1/22	Aa3	1,569	1,482

Total Corporate Obligations		75,530	77,759

Total Long Term Investments—98.9% (cost $121,313)		120,040	121,975

Total Investments—98.9% (cost $121,131)		$120,040	121,975

Cash and other assets, less liabilities—1.1%			1,328

Net Assets—100.0%			$123,303

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as

S&P, Moody’s or Fitch (unaudited)

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 3.61% of the net assets at June 30, 2009.

See accompanying Notes to Financial Statements.

74 Semi-Annual Report	June 30, 2009

Christopher T. Vincent

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The return for the six months ended June 30, 2009 of the Fund’s Class N Shares was 0.09%, versus the 0.04% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.51 billion, compared to $1.75 billion at March 31, 2009 and $1.84 billion at December 31, 2008.

Federal Reserve Board Monetary policy continued to be the focus of the money markets during the first half of 2009.

Minutes from the Federal Open Market Committee (FOMC) meeting on June 24 indicated that the Federal Reserve (the “Fed”) believes that the pace of economic contraction is slowing; based on data they had reviewed.

According to the FOMC meeting minutes, “household spending has shown further signs of stabilizing but remains constrained by ongoing job losses, lower housing wealth and tight credit. Businesses are cutting back on fixed investment and staffing but appear to be making progress in bringing inventory stocks into better alignment with sales.”

The FOMC said that it expects inflation to remain subdued for some time, and that, given current circumstances the Fed will continue to “employ all available tools to promote economic recovery and to preserve price stability.”

In late March, the Fed announced that it would buy $750 billion in Mortgage-backed securities and $300 billion in long-term U.S. Treasury securities in an effort to loosen credit markets and restart lending, which had come to a standstill following the U.S. financial crisis last autumn. The Fed’s move followed a very similar one by U.K. monetary authorities, and marked the third time since the Second World War that the Fed has pursued this type of non-traditional quantitative easing policy.

The Fed was indeed successful in bringing rates on 30-year fixed rate mortgages down, starting a mini-refinancing wave that continued into the second quarter.

To restart consumer lending, in March 2009 the Federal Reserve first implemented TALF, the Term Asset-Backed Securities Loan Facility, a program announced in November of 2008. TALF supports the issuance of asset-backed securities (ABS) collateralized by student loans, auto loans, credit card loans, and loans guaranteed by the Small Business Administration (SBA). During the month of March this program saw moderate success with the issuance of auto loans that were securitized.

Finally, in late March, U.S. Treasury Secretary Geithner unveiled the Public-Private Investment Program (P-PIP) to buy toxic assets from banks’ balance sheets, and the program was met with guarded optimism in the marketplace. During the second quarter many investors were dissatisfied by the Treasury’s lack of details and information about the proposed P-PIP program.

The announcement by major banks that they had earned a profit during January and February also contributed to positive market sentiment in the first quarter.

We take the Federal Reserve Board at its word as it indicates it intends to maintain a low Federal Funds rate for a significant period of time.

We continue to favor overnight repurchase agreements, in an effort to maintain a high degree of overnight liquidity.

June 30, 2009	William Blair Funds 75

The Fund also continues to maintain a relatively short Average Maturity. At June 30, 2009, the Fund’s Average Maturity was approximately 51 days, compared to 40 days at December 31, 2008, and 56 days at the same time one year ago.

After experiencing significant inflows in assets during the fourth quarter of 2008, due to market volatility, assets in the Fund began to be redeployed out of the Fund in an orderly manner as the equity and fixed income markets rallied.

Ready Reserves Fund Participation in Extended U.S. Treasury Guarantee Program

On March 31, 2009, the U.S. Treasury announced a second extension of the Temporary Guarantee Program for Money Market Funds until September 18, 2009, to support ongoing stability in the financial markets. The William Blair Ready Reserves Fund has elected to obtain extended coverage under the program.

The U.S. Treasury Temporary Guarantee Program provides a guarantee to Ready Reserves Fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds in the Fund after the close of business on that day will not be guaranteed. If a customer closes his or her account with the Fund, any future investment in the Fund through a new account will not be guaranteed. If the number of Fund shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The U.S. Treasury’s Guaranty Program expires on September 18, 2009. The Fund bears the costs of participating in the Program, which means that all shareholders, including those whose share balances are not covered by the Program, bear the costs of the Program.

At William Blair & Company, we pride ourselves on the stringent credit standards we apply to the management of the Ready Reserves Fund. The Ready Reserves Fund has continued to meet its stated objectives of current income, a stable share price, and daily liquidity throughout the recent unprecedented turmoil; and we remain confident in the credit quality, diversification and liquidity of the Ready Reserves Fund. In addition, the Fund is rated AAAm by Standard & Poor’s, the highest credit quality rating given to money market funds. Nevertheless, we believe the Program may provide increased confidence to our shareholders given these difficult markets.

76 Semi-Annual Report	June 30, 2009

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on June 30, 2009 was 0.05%.

Average Annual Total Returns—Class N Shares Year ended June 30, 2009.

	Year to Date	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	0.09%	0.87%	3.13%	2.92%	2.87%
AAA-Rated Money Market Funds	0.04%	0.14%	3.06%	2.82%	2.84%

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 77

Ready Reserves Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
U.S. Agency Fixed Rate Notes—16.8%
Federal Farm Credit Bank, (FFCB), 0.215%-5.250%, 7/20/09-2/2/10	$18,000	$18,022
Federal Home Loan Bank (FHLB), 1.050%-5.250%, 9/18/09-6/11/10	65,990	67,002
Federal Home Loan Mortgage Corporation (FHLMC), 0.815%-6.000%, 7/1/09-7/16/10	62,759	63,697
Federal National Mortgage Association (FNMA), 0.913%-6.500%, 7/1/09-7/1/10	102,863	103,974

Total U.S. Agency Fixed Rate Notes	249,612	252,695

U.S. Agency Variable Rate Note—0.6%
Federal Home Loan Bank (FHLB), 0.228%, 8/10/09	10,000	10,000

Total U.S. Agency Variable Rate Note	10,000	10,000

U.S. Agency Discount Note—1.0%
Federal Home Loan Mortgage Corporation (FHLMC), 0.540%, 7/14/09	15,000	14,997

Total U.S. Agency Discount Note	15,000	14,997

Canadian Fixed Rate Note—1.1%
Province of Quebec, 5.000%, 7/17/09	15,955	15,969

Total Canadian Government Fixed Rate Note	15,955	15,969

Fixed Rate Notes—8.2%
Caterpillar Financial Services, 1.006%, 8/11/09	2,000	2,001
Du Pont (E.I.) de Nemours, 4.125%, 4/30/10	14,209	14,576
General Electric Capital Corporation, 4.125%-7.375% , 9/1/09-1/19/10	16,500	16,899
IBM International Group, 1.394%, 7/29/09	4,650	4,651
Inter-American Development Bank, 8.400%, 9/1/09	1,000	1,009
John Deere Capital Corp., 4.400%, 7/15/09	8,500	8,505
PACCAR Financial, 0.649%, 9/21/09	1,000	1,000
Procter & Gamble, 0.663%-1.176%, 7/6/09-9/9/09	18,325	18,327
Procter & Gamble International Finance, 5.300%, 7/6/09	10,525	10,528
U.S. Bank N.A., 0.761%, 8/24/09	10,000	10,000
Wal-Mart Stores, 6.875%, 8/10/09	19,048	19,134
Wells Fargo & Co., 0.729%, 9/15/09	16,400	16,401

Total Fixed Rate Notes	122,157	123,031

Variable Rate Notes—2.1%
Procter & Gamble, 0.813%, 3/9/10	11,125	11,153
Toyota Motor Credit Corporation, 0.670%, 9/11/09	10,000	10,000
Wells Fargo & Co., 0.469%, 7/15/09	10,000	10,000

Total Variable Rate Notes	31,125	31,153

Issuer	Principal Amount	Amortized Cost
Commercial Paper—54.5%
Abbott Laboratories, 0.190%-0.220%, 7/20/09-9/28/09	$55,000	$54,980
American Honda Finance Corporation, 0.200%-0.380%, 7/7/09-7/16/09	27,350	27,348
BP Capital Markets plc, 0.450%, 7/09/09	10,000	9,999
Brown-Forman Corporation, 0.230%-0.400% , 7/1/09-7/14/09	38,000	37,999
Chevron Corporation, 0.220%, 7/2/09-7/7/09	20,000	20,000
Citigroup Funding TLGP, 0.220%, 7/31/09	20,000	19,996
CME Group, Inc., 0.240%-0.450%, 7/13/09-8/4/09	50,000	49,992
Coca-Cola Company, 0.200%-0.310%, 7/22/09-9/22/09	47,000	46,985
ConocoPhillips Qatar Funding Ltd., 0.230%-0.400%, 7/8/09-8/12/09	50,000	49,992
Dover Corporation, 0.100%, 7/1/09	43,000	43,000
Du Pont (E.I.) de Nemours, 0.220%, 7/22/09	10,000	9,999
Eli Lilly & Company, 0.320% , 7/8/09	10,000	9,999
General Electric Capital Corporation, 0.230%, 7/23/09	10,000	9,998
General Electric Capital Corporation TLGP, 0.600%, 7/30/09	15,000	14,993
General Electric Company, 0.250%, 8/21/09	15,000	14,996
Hewlett-Packard Company, 0.180%-0.220%, 7/2/09	35,000	35,000
Illinois Tool Works Inc., 0.650%, 7/1/09	10,320	10,320
Johnson & Johnson, 0.200%-0.220%, 10/2/09-10/6/09	24,000	23,986
Kimberly-Clark Worldwide, 0.210%-0.500%, 7/6/09-7/24/09	35,489	35,486
Merck & Co., 0.170%-0.210%, 7/21/09-7/28/09	38,500	38,496
Netjets Inc., 0.130%-0.220%, 7/6/09-7/15/09	45,000	44,998
Nokia Corporation, 0.200%-0.220%, 7/20/09-7/23/09	17,000	16,998
PACCAR Financial, 0.210%-0.270%, 7/2/09-8/20/09	25,200	25,195
Private Export Funding, 0.300%, 9/1/09	20,000	19,990
Procter & Gamble International Funding SCA, 0.170%, 7/10/09	10,000	10,000
Roche Holdings Inc., 0.170%-0.180%, 7/9/09	27,000	26,999
Toyota Credit de Puerto Rico, 0.210%-0.280%, 7/1/09-7/16/09	55,000	54,998
Verizon Communications Inc., 0.230%-0.350%, 7/1/09-7/13/09	58,000	57,997

Total Commercial Paper	820,859	820,739

See accompanying Notes to Financial Statements.

78 Semi-Annual Report	June 30, 2009

Ready Reserves Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
Asset-Backed Commercial Paper—4.9%
Chariot Funding, L.L.C., 0.250%-0.280%, 7/8/09-7/29/09	$59,138	$59,129
Wal-Mart Funding, 0.270%, 7/6/09	15,000	14,999

Total Asset-Backed Commercial Paper	74,138	74,128

Repurchase Agreements—10.7%
Bank Of America, 0.070% dated 6/30/09 due 7/1/09, repurchase price $73,000, collateralized by FHLMC #A88839, 5.000%, due 6/1/37, and by Federal Housing Finance Agency #995879, 6.000% due 4/1/39	73,000	73,000
Fixed Income Clearing Corporation, 0.030% dated 6/30/09 due 7/1/09, repurchase price $ 41,987, collateralized by FHLMC, 5.000% due 12/14/18, and by FNMA, 5.125% due 1/2/14	41,987	41,987
Goldman Sachs, 0.030% dated 6/30/09 due 7/1/09, repurchase price $ 46,000, collateralized by FHFA #889999, 6.500% due 12/1/29	46,000	46,000

Total Repurchase Agreements	160,987	160,987

Total Investments—99.9% (Cost $1,503,699)	$1,499,833	1,503,699

Cash and other assets, less liabilities—0.1%		1,889

Net assets—100.0%		$1,505,588

Portfolio Weighted Average Maturity		51 Days

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 79

Statements of Assets and Liabilities

June 30, 2009 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Assets
Investments in securities, at cost	$278,176	$24,918	$459,856
Investments in Affiliated Companies, at cost	—	—	97,369
Investments in Affiliated Fund, at cost	1,262	—	3,297

Investments in securities, at value	$296,970	$25,242	$507,016
Investments in Affiliated Companies, at value	—	—	61,861
Investments in Affiliated Fund, at value	1,262	—	3,297
Receivable for securities sold	3,971	206	8,925
Receivable for fund shares sold	860	5	8,569
Receivable from Advisor	—	7	—
Dividend and interest receivable	184	16	—

Total assets	303,247	25,476	589,668
Liabilities
Payable for investment securities purchased	9,305	196	7,761
Payable for fund shares redeemed	214	15	943
Management fee payable	194	9	537
Distribution fee payable	20	—	10
Other accrued expenses	13	25	33

Total liabilities	9,746	245	9,284

Net Assets	$293,501	$25,231	$580,384

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$34	$5	$35
Capital paid in excess of par value	321,506	35,836	806,729
Accumulated net investment income (loss)	(301)	14	(2,318)
Accumulated realized gain (loss)	(46,532)	(10,948)	(235,714)
Net unrealized appreciation (depreciation) of investments and foreign currencies	18,794	324	11,652

Net Assets	$293,501	$25,231	$580,384

Class N Shares
Net Assets	$101,104	$5,419	$352,378
Shares Outstanding	12,068,786	1,048,343	21,482,559
Net Asset Value Per Share	$8.38	$5.17	$16.40
Class I Shares
Net Assets	$192,397	$19,812	$228,006
Shares Outstanding	22,222,126	3,754,004	13,480,863
Net Asset Value Per Share	$8.66	$5.28	$16.91

See accompanying Notes to Financial Statements.

80 Semi-Annual Report	June 30, 2009

Statements of Operations

for the Period Ended June 30, 2009 (all amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Investment income
Dividends	$947	$131	$697
Dividend Income from Affiliated Fund	2	—	1
Interest	4	—	9

Total income	953	131	707
Expenses
Investment advisory fees	921	90	2,389
Distribution fees	106	6	318
Custodian fees	18	20	28
Transfer agent fees	132	18	236
Professional fees	17	13	22
Registration fees	15	14	32
Other expenses	45	20	103

Total expenses before waiver	1,254	181	3,128
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(64)	(103)

Net expenses	1,254	117	3,025

Net investment income (loss)	(301)	14	(2,318)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(27,642)	(3,104)	(81,134)

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	71,636	5,481	235,610

Net increase (decrease) in net assets resulting from operations	$43,693	$2,391	$152,158

(a)	Affiliated companies accounted for $55,263 of the Change in net unrealized appreciation (depreciation) on investments during the period and $(39,222) of Net realized gain (loss) on investments.

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 81

Statements of Changes in Net Assets

for the Period Ended June 30, 2009 and the Year Ended December 31, 2008 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund
	2009	2008	2009	2008	2009	2008
	(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(301)	$(1,049)	$14	$(28)	$(2,318)	$(6,473)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(27,642)	(18,762)	(3,104)	(3,294)	(81,134)	(145,658)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	71,636	(120,242)	5,481	(9,707)	235,610	(287,305)

Net increase (decrease) in net assets resulting from operations	43,693	(140,053)	2,391	(13,029)	152,158	(439,436)
Distributions to shareholders from
Net investment income	—	—	—	—	—	—
Net realized gain	—	(5,607)	—	—	—	(20,533)

	—	(5,607)	—	—	—	(20,533)
Capital stock transactions
Net proceeds from sale of shares	34,937	63,269	2,769	7,597	151,034	278,755
Shares issued in reinvestment of income dividends and capital gain distributions	—	5,275	—	—	—	20,141
Less cost of shares redeemed	(23,715)	(53,942)	(3,208)	(4,956)	(124,435)	(531,719)

Net increase (decrease) in net assets resulting from capital share transactions	11,222	14,602	(439)	2,641	26,599	(232,823)

Increase (decrease) in net assets	54,915	(131,058)	1,952	(10,388)	178,757	(692,792)
Net assets
Beginning of year	238,586	369,644	23,279	33,667	401,627	1,094,419

End of period	$293,501	$238,586	$25,231	$23,279	$580,384	$401,627

Undistributed net investment income (loss) at the end of the period	$(301)	$—	$14	$—	$(2,318)	$—

See accompanying Notes to Financial Statements.

82 Semi-Annual Report	June 30, 2009

Statements of Assets and Liabilities

June 30, 2009 (dollar amounts in thousands) (unaudited)

	Mid Cap Growth Fund	Small- Mid Cap Growth Fund	Global Growth Fund	International Growth Fund
Assets
Investments in securities, at cost	$45,474	$104,928	$30,976	$3,006,007
Investments in Affiliated Fund, at cost	19	23	29	6,375

Investments in securities, at value	$50,534	$114,743	$33,559	$3,487,604
Investments in Affiliated Fund, at value	19	23	29	6,375
Foreign currency, at value (cost $9, $25,617)	—	—	9	25,672
Receivable for fund shares sold	100	93	2	7,249
Receivable for securities sold	45	279	368	6,942
Receivable from Advisor	12	—	16	—
Dividend and interest receivable	15	23	37	13,106

Total assets	50,725	115,161	34,020	3,546,948
Liabilities
Payable for investment securities purchased	1,379	4,298	667	32,029
Payable for fund shares redeemed	17	10	15	3,363
Management fee payable	20	78	22	2,896
Distribution fee payable	—	2	—	261
Foreign tax withholdings liability	—	—	1	482
Other accrued expenses	29	35	96	99

Total liabilities	1,445	4,423	801	39,130

Net Assets	$49,280	$110,738	$33,219	$3,507,818

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$6	$11	$6	$226
Capital paid in excess of par value	59,018	131,593	59,283	5,463,409
Accumulated net investment income (loss)	(126)	(236)	80	17,261
Accumulated realized gain (loss)	(14,678)	(30,445)	(28,733)	(2,454,748)
Net unrealized appreciation (depreciation) of investments and foreign currencies	5,060	9,815	2,583	481,670

Net Assets	$49,280	$110,738	$33,219	$3,507,818

Class N Shares
Net Assets	$6,076	$9,394	$4,201	$2,082,703
Shares Outstanding	720,642	965,033	726,676	135,597,812
Net Asset Value Per Share	$8.43	$9.73	$5.77	$15.36
Class I Shares
Net Assets	$43,204	$101,344	$29,018	$1,425,115
Shares Outstanding	5,070,318	10,256,459	5,043,631	90,733,210
Net Asset Value Per Share	$8.52	$9.88	$5.75	$15.71

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 83

Statements of Operations

for the Period Ended June 30, 2009 (all amounts in thousands) (unaudited)

	Mid Cap Growth Fund	Small- Mid Cap Growth Fund	Global Growth Fund	International Growth Fund
Investment income
Dividends	$116	$263	$292	$47,225
Less foreign tax withheld .	(1)	(1)	(14)	(3,289)
Dividend Income from Affiliated Fund	1	1	—	12
Interest	1	1	1	87

Total income	117	264	279	44,035
Expenses
Investment advisory fees	200	440	136	15,170
Distribution fees	7	10	5	2,295
Shareholder services fees	—	—	20	—
Custodian fees	22	25	35	384
Transfer agent fees	35	22	24	1,385
Professional fees	13	16	11	70
Registration fees	15	15	24	66
Other expenses	21	29	27	1,085

Total expenses before waiver	313	557	282	20,455
Expenses reimbursed to (waived or absorbed by) the Advisor	(70)	(57)	(100)	(373)

Net expenses	243	500	182	20,082

Net investment income (loss)	(126)	(236)	97	23,953
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(8,546)	(13,362)	(5,535)	(758,624)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	—	—	12	(5,106)

Total net realized gain (loss)	(8,546)	(13,362)	(5,523)	(763,730)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	14,537	30,449	9,696	1,235,536

Net increase (decrease) in net assets resulting from operations	$5,865	$16,851	$4,270	$495,759

See accompanying Notes to Financial Statements.

84 Semi-Annual Report	June 30, 2009

Statements of Changes in Net Assets

for the Period Ended June 30, 2009 and the Year Ended December 31, 2008 (all amounts in thousands)

	Mid Cap Growth Fund		Small- Mid Cap Growth Fund		Global Growth Fund		International Growth Fund
	2009	2008	2009	2008	2009	2008	2009	2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(126)	$(251)	$(236)	$—	$97	$466	$23,953	$87,896
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(8,546)	(5,297)	(13,362)	(15,910)	(5,523)	(22,828)	(763,730)	(1,655,463)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	14,537	(13,013)	30,449	(34,587)	9,696	(7,228)	1,235,536	(2,715,612)

Net increase (decrease) in net assets resulting from operations	5,865	(18,561)	16,851	(50,497)	4,270	(29,590)	495,759	(4,283,179)
Distributions to shareholders from
Net investment income	—	—	—	(3)	—	(391)	—	—
Net realized gain	—	—	—	—	—	—	—	(171,159)

	—	—	—	(3)	—	(391)	—	(171,159)
Capital stock transactions
Net proceeds from sale of shares	6,403	23,278	19,393	32,356	3,714	23,409	500,767	2,094,901
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	—	3	—	366	—	164,759
Less cost of shares redeemed	(3,514)	(9,584)	(8,985)	(22,881)	(2,770)	(11,365)	(619,646)	(2,723,038)

Net increase (decrease) in net assets resulting from capital share transactions	2,889	13,694	10,408	9,478	944	12,410	(118,879)	(463,378)

Increase (decrease) in net assets	8,754	(4,867)	27,259	(41,022)	5,214	(17,571)	376,880	(4,917,716)
Net assets
Beginning of year	40,526	45,393	83,479	124,501	28,005	45,576	3,130,938	8,048,654

End of period	$49,280	$40,526	$110,738	$83,479	$33,219	$28,005	$3,507,818	$3,130,938

Undistributed net investment income (loss) at the end of the period	$(126)	$—	$(236)	$—	$80	$(17)	$17,261	$(6,692)

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 85

Statements of Assets and Liabilities

June 30, 2009 (dollar amounts in thousands) (unaudited)

	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Assets
Investments in securities, at cost	$198,853	$260,953	$653,043	$83,672
Investments in Affiliated Fund, at cost	5	789	66	440

Investments in securities, at value	$219,869	$288,977	$769,516	$101,705
Investments in Affiliated Fund, at value	5	789	66	440
Foreign currency, at value (cost $74,$335, $— and $235)	74	335	—	236
Receivable for fund shares sold	222	173	160	151
Receivable for securities sold	3,815	2,769	160	1,597
Receivable from Advisor	41	—	—	—
Dividend and interest receivable	596	693	2,334	282

Total assets	224,622	293,736	772,236	104,411
Liabilities
Payable for investment securities purchased	4,202	1,212	9,032	4,455
Payable for fund shares redeemed	5,214	1,129	385	—
Management fee payable	105	262	730	85
Distribution and shareholder administration fee payable	5	20	16	1
Foreign tax withholdings liability	18	12	218	32
Other accrued expenses	2	23	40	28

Total liabilities	9,546	2,658	10,421	4,601

Net Assets	$215,076	$291,078	$761,815	$99,810

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$23	$35	$76	$15
Capital paid in excess of par value	348,307	472,097	951,989	127,432
Accumulated net investment income (loss)	1,751	1,144	1,855	216
Accumulated realized gain (loss)	(155,998)	(210,223)	(308,595)	(45,872)
Net unrealized appreciation (depreciation) of investments and foreign currencies	20,993	28,025	116,490	18,019

Net Assets	$215,076	$291,078	$761,815	$99,810

Class N Shares
Net Assets	$24,571	$11,911	$22,945
Shares Outstanding	2,673,468	1,441,414	2,311,763
Net Asset Value Per Share	$9.19	$8.26	$9.93
Class I Shares
Net Assets	$190,505	$109,725	$129,318	$5,282
Shares Outstanding	20,494,610	13,162,912	12,934,478	812,476
Net Asset Value Per Share	$9.30	$8.34	$10.00	$6.50

See accompanying Notes to Financial Statements.

86 Semi-Annual Report	June 30, 2009

Statements of Operations

for the Period Ended June 30, 2009 (all amounts in thousands) (unaudited)

	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Investment income
Dividends	$3,551	$3,169	$6,201	$744
Less foreign tax withheld	(303)	(205)	(417)	(52)
Dividend Income from Affiliated Fund	—	2	1	—
Interest	6	9	21	1

Total income	3,254	2,975	5,806	693
Expenses
Investment advisory fees	1,132	1,388	2,780	372
Distribution fees	42	13	22	—
Shareholder services fees	—	73	81	2
Custodian fees	65	69	227	58
Transfer agent fees	176	47	58	1
Professional fees	22	16	30	17
Registration fees	26	35	54	17
Other expenses	9	73	49	17

Total expenses before waiver	1,472	1,714	3,301	484
Expenses reimbursed to (waived or absorbed by) the Advisor	(182)	(3)	(24)	(59)

Net expenses	1,290	1,711	3,277	425

Net investment income (loss)	1,964	1,264	2,529	268
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(54,276)	(66,506)	(139,620)	(10,801)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(444)	(121)	(703)	(165)

Total net realized gain (loss)	(54,720)	(66,627)	(140,323)	(10,966)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	71,951	129,247	306,600	35,180

Net increase (decrease) in net assets resulting from operations	$19,195	$63,884	$168,806	$24,482

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 87

Statements of Changes in Net Assets

for the Period Ended June 30, 2009 and the Year Ended December 30, 2008 (all amounts in thousands)

	International Equity Fund		International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Leaders Growth Fund
	2009	2008	2009	2008	2009	2008	2009	2008(a)
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$1,964	$3,715	$1,264	$772	$2,529	$7,819	$268	$359
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(54,720)	(100,401)	(66,627)	(143,651)	(140,323)	(167,170)	(10,966)	(35,250)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	71,951	(133,552)	129,247	(138,270)	306,600	(484,606)	35,180	(17,161)

Net increase (decrease) in net assets resulting from operations	19,195	(230,238)	63,884	(281,149)	168,806	(643,957)	24,482	(52,052)
Distributions to shareholders from
Net investment income	—	—	—	—	—	—	—	(87)
Net realized gain	—	(3,234)	—	(4,881)	—	(41,761)	—	—

	—	(3,234)	—	(4,881)	—	(41,761)	—	(87)
Capital stock transactions
Net proceeds from sale of shares	20,416	166,058	30,264	259,319	256,587	81,613	29,806	107,010
Shares issued in reinvestment of income dividends and capital gain distributions	—	3,194	—	4,719	—	41,234	—	80
Less cost of shares redeemed	(53,021)	(115,903)	(95,058)	(87,479)	(49,166)	(217,395)	(1,154)	(8,275)

Net increase (decrease) in net assets resulting from capital share transactions	(32,605)	53,349	(64,794)	176,559	207,421	(94,548)	28,652	98,815

Increase (decrease) in net assets	(13,410)	(180,123)	(910)	(109,471)	376,227	(780,266)	53,134	46,676
Net assets
Beginning of year	228,486	408,609	291,988	401,459	385,588	1,165,854	46,676	—

End of period	$215,076	$228,486	$291,078	$291,988	$761,815	$385,588	$99,810	$46,676

Undistributed net investment income (loss) at the end of the period	$1,751	$(213)	$1,144	$(120)	$1,855	$(674)	$216	$(52)

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

See accompanying Notes to Financial Statements.

88 Semi-Annual Report	June 30, 2009

Statements of Assets and Liabilities

June 30, 2009 (dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Bond Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$45,634	$127,109	$121,313	$1,503,699
Investments in Affiliated Fund, at cost	4	—	—	—

Investments in securities, at value	$40,319	$129,569	$121,975	$1,503,699
Investments in Affiliated Fund, at value	4	—	—	—
Receivable for securities sold	645	100	—	—
Receivable for fund shares sold	78	436	29	—
Receivable from Advisor	8	10	—	—
Dividend and interest receivable	34	1,323	1,424	4,914

Total assets	41,088	131,438	123,428	1,508,613
Liabilities
Payable for investment securities purchased and other liabilities	396	98	15	2,542
Payable for fund shares redeemed	3	471	12	—
Management fee payable	12	24	62	190
Distribution fee payable	7	—	4	—
Shareholder service payable	—	14	—	293
Other accrued expenses	47	20	32	—

Total liabilities	465	627	125	3,025

Net Assets	$40,623	$130,811	$123,303	$1,505,588

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$13	$14	$1,201
Capital paid in excess of par value	55,330	129,382	163,429	1,505,256
Accumulated net investment income (loss)	215	287	544	84
Accumulated realized gain (loss)	(9,612)	(1,331)	(41,346)	(953)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(5,315)	2,460	662	—

Net Assets	$40,623	$130,811	$123,303	$1,505,588

Class N Shares
Net Assets	$6,402	$2,592	$41,525	$1,505,588
Shares Outstanding	773,248	256,826	4,654,143	1,505,645,067
Net Asset Value Per Share	$8.28	$10.09	$8.92	$1.00
Class I Shares
Net Assets	$34,221	$112,772	$81,778
Shares Outstanding	4,069,350	11,284,048	9,234,470
Net Asset Value Per Share	$8.41	$9.99	$8.86

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 89

Statements of Operations

for the Period Ended June 30, 2009 (all amounts in thousands) (unaudited)

	Value Discovery Fund	Bond Fund	Income Fund	Ready Reserves Fund
Investment income
Dividends	$367	$—	$—	$—
Dividend Income from Affiliated Fund	—	—	—	—
Interest	—	2,941	3,544	6,695

Total income	367	2,941	3,544	6,695
Expenses
Investment advisory fees	184	158	343	2,032
Distribution fees	8	1	33	—
Shareholder services fees	—	68	—	3,014
Custodian fees	25	29	28	10
Transfer agent fees	21	19	35	27
Professional fees	12	16	14	45
Registration fees	14	20	14	11
Other expenses	34	2	29	582

Total expenses before waiver	298	313	496	5,721
Expenses reimbursed to (waived or absorbed by) the Advisor	(109)	(59)	(22)	(558)

Net expenses	189	254	474	5,163

Net investment income (loss)	178	2,687	3,070	1,532
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(3,970)	(179)	(1,954)	—

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	3,441	3,176	4,918	—

Net increase (decrease) in net assets resulting from operations	$(351)	$5,684	$6,034	$1,532

See accompanying Notes to Financial Statements.

90 Semi-Annual Report	June 30, 2009

Statements of Changes in Net Assets

for the Period Ended June 30, 2009 and Year Ended December 31, 2008 (all amounts in thousands)

	Value Discovery Fund		Bond Fund		Income Fund		Ready Reserves Fund
	2009	2008	2009	2008	2009	2008	2009	2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$178	$434	$2,687	$3,542	$3,070	$8,054	$1,532	$33,783
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(3,970)	(4,157)	(179)	(939)	(1,954)	(12,996)	—	—
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	3,441	(8,966)	3,176	(1,455)	4,918	570	—	—

Net increase (decrease) in net assets resulting from operations	(351)	(12,689)	5,684	1,148	6,034	(4,372)	1,532	33,783
Distributions to shareholders from
Net investment income	—	(322)	(2,433)	(3,517)	(3,037)	(8,436)	(1,532)	(33,783)
Net realized gain	—	—	—	—	—	—	—	—

	—	(322)	(2,433)	(3,517)	(3,037)	(8,436)	(1,532)	(33,783)
Capital stock transactions
Net proceeds from sale of shares	8,535	12,504	58,211	18,146	8,429	16,425	340,531	1,439,460
Shares issued in reinvestment of income dividends and capital gain distributions	—	287	1,620	2,956	2,514	6,815	1,600	33,710
Less cost of shares redeemed	(3,810)	(10,649)	(6,884)	(12,603)	(31,072)	(74,627)	(677,732)	(1,031,518)

Net increase (decrease) in net assets resulting from capital share transactions	4,725	2,142	52,947	8,499	(20,129)	(51,387)	(335,601)	441,652

Increase (decrease) in net assets	4,374	(10,869)	56,198	6,130	(17,132)	(64,195)	(335,601)	441,652
Net assets
Beginning of year	36,249	47,118	74,613	68,483	140,435	204,630	1,841,189	1,399,537

End of period	$40,623	$36,249	$130,811	$74,613	$123,303	$140,435	$1,505,588	$1,841,189

Undistributed net investment income (loss) at the end of the period	$215	$37	$287	$10	$544	$260	$84	$84

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 91

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the William Blair Funds’ (the “Fund”) significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following seventeen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Equity Portfolios
Growth	International Growth
Large Cap Growth	International Equity
Small Cap Growth	Institutional International Growth
Mid Cap Growth	Institutional International Equity
Small-Mid Cap Growth	International Small Cap Growth
Value Discovery	Emerging Markets Growth
Global Equity Portfolio	Emerging Leaders Growth
Global Growth	Fixed-Income Portfolios
Bond
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Class of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio and the Bond Portfolio issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Portfolios and 0.15% for the Fixed-Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), transfer agent expense which is not a fixed rate and may vary by Portfolio and class and an annual shareholder administration fee (0.15% for the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio and the Bond Portfolio carry an annual shareholder administration fee of 0.15%.

92 Semi-Annual Report	June 30, 2009

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of international securities to no longer be representative or accurate and, as a result, necessitates that such securities be fair valued on a daily basis. Accordingly, for international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price). The independent pricing service may not provide a fair value price for all international securities owned by a Fund trading on a foreign exchange or market that closes before the close of regular trading on the New York Stock Exchange. For these securities and all other foreign securities, the value of the security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or matrixes that produce estimates of fair market values obtained from yield data relating to instruments or securities with similar characteristics. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of June 30, 2009, there were securities held in the Small Cap Growth Portfolio requiring fair valuation pursuant to the Fund’s valuation procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuations in the foreign currency rate versus the United States dollar are recorded in the Statement of Operations as a component of the net realized gain (loss) on foreign currency translations and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, and Ready Reserves Portfolios were the rates in effect on June 30, 2009. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2009, the Bond and Income Portfolios recognized a reduction of interest income and a decrease of net realized (loss) of $(23) and $(251), respectively (in thousands). This reclassification has no effect on the net asset value of the Portfolios.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

June 30, 2009	William Blair Funds 93

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair international portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Portfolio are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

For the period ended June 30, 2009, the redemption fees collected by the Portfolios were as follows (in thousands):

Portfolio	Period Ended June 30, 2009	Year Ended December 31, 2008
Growth	$4	$17
Large Cap Growth	1	2
Small Cap Growth	10	43
Mid Cap Growth	1	10
Small-Mid Cap Growth	1	1
Global Growth	2	1
International Growth	54	290
International Equity	5	28
International Small Cap Growth	4	42
Emerging Markets Growth	4	24
Emerging Leaders Growth	—	—
Value Discovery	1	8

Dividends from net investment income, if any, of the Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth and Value Discovery Portfolios are declared and paid at least annually. Dividends from the Bond and Income Portfolios are declared and paid monthly and dividends from the Ready Reserves Portfolio are declared and paid daily. Capital gain distributions, if any, are declared and paid at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, or (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes these foreign currency gains and losses are treated as ordinary income.

94 Semi-Annual Report	June 30, 2009

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of FASB (Financial Accounting Standards Board) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements as of December 31, 2008 and June 30, 2009.

The statute of limitations on the Funds’ tax returns remains open for the tax years 2005, 2006, 2007 and 2008 are still subject to examination.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2009, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Growth	$280,185	$39,123	$21,076	$18,047
Large Cap Growth	25,603	970	1,331	(361)
Small Cap Growth	612,902	52,144	92,872	(40,728)
Mid Cap Growth	46,912	4,785	1,144	3,641
Small-Mid Cap Growth	109,045	10,144	4,423	5,721
Global Growth	31,532	4,072	2,016	2,056
International Growth	3,098,980	522,427	127,355	395,072
International Equity	203,745	24,699	8,593	16,106
International Small Cap Growth	268,754	37,032	16,019	21,013
Emerging Markets Growth	694,957	83,472	8,830	74,642
Emerging Leaders Growth	89,769	12,986	624	12,362
Value Discovery	47,317	1,952	8,946	(6,994)
Bond	127,203	3,913	1,547	2,366
Income	121,564	3,820	3,409	411
Ready Reserves	1,503,699	—	—	—

June 30, 2009	William Blair Funds 95

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains, PFICs and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2008, (the Funds’ most recent fiscal year end) the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$1,049	$1	$(1,050)
Large Cap Growth	28	—	(28)
Small Cap Growth	6,473	2	(6,475)
Mid Cap Growth	251	—	(251)
Small-Mid Cap Growth	—	—	—
Global Growth	(76)	76	—
International Growth	34,775	(34,775)	—
International Equity	985	(461)	(524)
International Small Cap Growth	1,887	779	(2,666)
Emerging Markets Growth	1,356	778	(2,134)
Emerging Leaders Growth	(324)	344	(20)
Value Discovery	(104)	120	(16)
Bond	(16)	16	—
Income	641	2,651	(3,292)
Ready Reserves	—	24	(24)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2008 and 2007 was as follows (in thousands):

	Distributions Paid in 2008			Distributions Paid in 2007
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Growth	$—	$5,607	$5,607	$1,311	$32,583	$33,894
Large Cap Growth	—	—	—	14	—	14
Small Cap Growth	5,544	14,989	20,533	36,457	31,924	68,381
Mid Cap Growth	—	—	—	872	1,423	2,295
Small-Mid Cap Growth	3	—	3	2,734	9,116	11,850
Global Growth	391	—	391	17	—	17
International Growth	—	171,159	171,159	95,355	760,979	856,334
International Equity	296	2,938	3,234	7,717	22,515	30,232
International Small Cap Growth	—	4,881	4,881	9,634	20,840	30,474
Emerging Markets Growth	10,054	31,707	41,761	71,085	136,562	207,647
Emerging Leaders Growth	87	—	87	—	—	—
Value Discovery	322	—	322	7,808	4,816	12,624
Bond	3,517	—	3,517	1,892	—	1,892
Income	8,436	—	8,436	14,147	—	14,147
Ready Reserves	33,783	—	33,783	58,678	—	58,678

96 Semi-Annual Report	June 30, 2009

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Growth	$—	$18,771	$—	$(52,961)
Large Cap Growth	—	7,468	—	(5,533)
Small Cap Growth	—	114,149	—	(264,389)
Mid Cap Growth	—	5,332	—	(10,277)
Small-Mid Cap Growth	—	16,456	—	(21,261)
Global Growth	—	22,106	—	(8,234)
International Growth	461	1,551,346	—	(900,691)
International Equity	—	94,380	—	(58,069)
International Small Cap Growth	—	136,035	—	(108,903)
Emerging Markets Growth	—	143,989	—	(215,067)
Emerging Leaders Growth	—	29,366	—	(22,753)
Value Discovery	—	4,136	—	(10,225)
Bond	10	981	—	(864)
Income	260	38,890	—	(4,507)
Ready Reserves	84	953	—	—

At December 31, 2008, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2009	2010	2011	2012	2013	2014	2015	2016	Total
Growth	$—	$—	$—	$—	$—	$—	$—	$8,153	$8,153
Large Cap Growth	2,116	1,582	769	—	—	—	—	1,710	6,177
Small Cap Growth	—	—	—	—	—	—	—	36,185	36,185
Mid Cap Growth	—	—	—	—	—	—	—	4,249	4,249
Small-Mid Cap Growth	—	—	—	—	—	—	—	10,635	10,635
Global Growth	—	—	—	—	—	—	126	13,022	13,148
International Growth	—	—	—	—	—	—	—	835,953	835,953
International Equity	—	—	—	—	—	—	—	61,377	61,377
International Small Cap Growth	—	—	—	—	—	—	—	81,949	81,949
Emerging Markets Growth	—	—	—	—	—	—	—	84,442	84,442
Emerging Leaders Growth	—	—	—	—	—	—	—	21,249	21,249
Value Discovery	—	—	—	—	—	—	—	2,082	2,082
Bond	—	—	—	—	—	—	135	559	694
Income	—	1,692	1,582	4,431	3,398	4,138	9,190	14,459	38,890
Ready Reserves	—	930	—	20	—	—	3	—	953

June 30, 2009	William Blair Funds 97

For the period from November 1, 2008 through December 31, 2008, the following Portfolios incurred net realized capital losses, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2009 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Growth	$10,618	$—	$—
Large Cap Growth	1,291	—	—
Small Cap Growth	77,964	—	—
Mid Cap Growth	1,083	—	—
Small-Mid Cap Growth	5,821	—	—
Global Growth	8,941	17	—
International Growth	708,264	5,800	2,197
International Equity	32,790	272	—
International Small Cap Growth	53,966	120	—
Emerging Markets Growth	59,152	395	—
Emerging Leaders Growth	8,083	34	—
Value Discovery	2,056	—	—
Bond	287	—	—
Income	—	—	—
Ready Reserves	—	—	—

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with State Street Bank & Trust Company (the Fund’s Custodian) Bank Of America, Goldman Sachs Group Inc., and Fixed Income Clearing Corporation whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the counter party and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

The Portfolios adopted SFAS (Statement of Financial Accounting Standards) No. 157, “Fair Value Measurements,” effective January 1, 2008. In accordance with SFAS 157, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. SFAS 157 established a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – Quoted prices in active markets for an identical security.

•

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

98 Semi-Annual Report	June 30, 2009

At June 30, 2009, the Portfolios held no other financial instruments, such as, options, futures, or foreign currency forward contracts, that required fair valuation. The Small Cap Growth Portfolio holds warrants that were valued using the intrinsic pricing method. Pursuant to this methodology, the warrants had no value at June 30, 2009.

As of June 30, 2009, the hierarchical input levels of securities in, segregated by industry type, each Portfolio are as follows (in thousands):

	Growth				Large Cap Growth
	Level I	Level 2	Level 3	Total	Level I	Level 2	Level 3	Total
Consumer Discretionary	$41,423	$—	$—	$41,423	$2,872	$—	$—	$2,872
Consumer Staples	11,266	—	—	11,266	2,219	—	—	2,219
Energy	18,290	—	—	18,290	1,710	—	—	1,710
Financials	15,046	—	—	15,046	1,640	—	—	1,640
Health Care	50,431	—	—	50,431	3,719	—	—	3,719
Industrials	36,018	—	—	36,018	2,622	—	—	2,622
Information Technology	99,973	—	—	99,973	8,639	—	—	8,639
Materials	16,359	—	—	16,359	1,406	—	—	1,406
Telecommunication Services	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—	—
Short-Term Investments	1,262	8,164	—	9,426	—	415	—	415

Portfolio Total	$290,068	$8,164	$—	$298,232	$24,827	$415	$—	$25,242

	Small Cap Growth				Mid Cap Growth
	Level I	Level 2	Level 3	Total	Level I	Level 2	Level 3	Total
Consumer Discretionary	$150,724	$—	$—	$150,724	$10,205	$—	$—	$10,205
Consumer Staples	10,488	—	—	10,488	1,024	—	—	1,024
Energy	27,976	—	—	27,976	2,714	—	—	2,714
Financials	47,229	—	—	47,229	3,922	—	—	3,922
Health Care	113,276	—	—	113,276	6,174	—	—	6,174
Industrials	25,452	—	—	25,452	10,907	—	—	10,907
Information Technology	157,126	—	3,017	160,143	11,736	—	—	11,736
Materials	20,753	—	—	20,753	2,083	—	—	2,083
Telecommunication Services	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—	—
Short-Term Investments	14,051	2,082	—	16,133	19	1,769	—	1,788

Portfolio Total	$567,075	$2,082	$3,017	$572,174	$48,784	$1,769	$—	$50,553

	Small-Mid Cap Growth				Global Growth
	Level I	Level 2	Level 3	Total	Level I	Level 2	Level 3	Total
Consumer Discretionary	$19,790	$—	$—	$19,790	$1,747	$3,877	$—	$5,624
Consumer Staples	3,933	—	—	3,933	1,458	572	—	2,030
Energy	6,809	—	—	6,809	577	1,430	—	2,007
Financials	7,791	—	—	7,791	2,572	3,597	—	6,169
Health Care	19,428	—	—	19,428	2,252	413	—	2,665
Industrials	23,018	—	—	23,018	1,235	3,953	—	5,188
Information Technology	25,944	—	—	25,944	3,668	1,062	—	4,730
Materials	2,036	—	—	2,036	920	1,268	—	2,188
Telecommunication Services	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	396	574	—	970
Short-Term Investments	23	5,994	—	6,017	29	1,988	—	2,017

Portfolio Total	$108,772	$5,994	$—	$114,766	$14,854	$18,734	$—	$33,588

June 30, 2009	William Blair Funds 99

	International Growth				International Equity
	Level I	Level 2	Level 3	Total	Level I	Level 2	Level 3	Total
Consumer Discretionary	$44,834	$546,665	$—	$591,499	$1,240	$17,837	$—	$19,077
Consumer Staples	59,185	367,113	—	426,298	3,100	13,632	—	16,732
Energy	8,465	323,494	—	331,959	4,191	22,709	—	26,900
Financials	95,072	570,844	—	665,916	6,328	30,630	—	36,958
Health Care	19,161	174,022	—	193,183	5,225	15,280	—	20,505
Industrials	32,133	587,404	—	619,537	7,478	35,668	—	43,146
Information Technology	79,005	150,437	—	229,442	3,445	16,137	—	19,582
Materials	42,949	147,997	—	190,946	3,336	6,630	—	9,966
Telecommunication Services	21,487	68,039	—	89,526	—	12,967	—	12,967
Utilities	—	71,531	—	71,531	—	4,992	—	4,992
Short-Term Investments	6,375	77,767	—	84,142	5	9,044	—	9,049

Portfolio Total	$408,666	$3,085,313	$—	$3,493,979	$34,348	$185,526	$—	$219,874

	International Small Cap Growth				Emerging Markets Growth
	Level I	Level 2	Level 3	Total	Level I	Level 2	Level 3	Total
Consumer Discretionary	$7,336	$49,330	$—	$56,666	$30,558	$63,623	$—	$94,181
Consumer Staples	1,618	24,983	—	26,601	44,379	70,185	—	114,564
Energy	11,471	20,672	—	32,143	22,828	58,412	—	81,240
Financials	2,630	34,395	—	37,025	36,981	111,443	—	148,424
Health Care	2,676	27,327	—	30,003	22,888	10,371	—	33,259
Industrials	2,766	43,521	—	46,287	18,202	50,496	—	68,698
Information Technology	5,207	35,517	—	40,724	17,358	98,448	—	115,806
Materials	2,904	4,249	—	7,153	13,482	29,323	—	42,805
Telecommunication Services	4,298	2,421	—	6,719	21,209	21,938	—	43,147
Utilities	—	4,852	—	4,852	—	7,011	—	7,011
Short-Term Investments	789	804	—	1,593	66	20,381	—	20,447

Portfolio Total	$41,695	$248,071	$—	$289,766	$227,951	$541,631	$—	$769,582

	Emerging Leaders Growth				Value Discovery
	Level I	Level 2	Level 3	Total	Level I	Level 2	Level 3	Total
Consumer Discretionary	$342	$12,155	$—	$12,497	$4,603	$—	$—	$4,603
Consumer Staples	3,753	5,543	—	9,296	1,426	—	—	1,426
Energy	4,980	8,041	—	13,021	1,736	—	—	1,736
Financials	10,468	15,526	—	25,994	13,788	—	—	13,788
Health Care	2,014	—	—	2,014	1,950	—	—	1,950
Industrials	2,886	3,282	—	6,168	6,353	—	—	6,353
Information Technology	4,559	13,240	—	17,799	5,294	—	—	5,294
Materials	3,062	4,010	—	7,072	2,346	—	—	2,346
Telecommunication Services	—	2,385	—	2,385	—	—	—	—
Utilities	—	—	—	—	2,207	—	—	2,207
Short-Term Investments	440	5,459	—	5,899	4	616	—	620

Portfolio Total	$32,504	$69,641	$—	$102,145	$39,707	$616	$—	$40,323

100 Semi-Annual Report	June 30, 2009

	Bond				Income
	Level I	Level 2	Level 3	Total	Level I	Level 2	Level 3	Total
Corporate Obligations	$—	$60,292	$—	$60,292	$—	$77,759	$—	$77,759
Non-Agency Mortgage & Asset Backed	—	2,645	—	2,645	—	4,848	—	4,848
U.S. Government Agency	—	58,792	—	58,792	—	32,050	—	32,050
United States Treasury	3,863	2,521	—	6,384	5,663	1,655	—	7,318
Short-Term Investments	—	1,456	—	1,456	—	—	—	—

Portfolio Total	$3,863	$125,706	$—	$129,569	$5,663	$120,320	$—	$121,975

	Ready Reserves
	Level I	Level 2	Level 3	Total
Canadian Government	$—	$15,969	$—	$15,969
Commercial Paper	—	820,739	—	820,739
Fixed-Rate	—	123,031	—	123,031
Asset Backed Commercial Paper	—	74,128	—	74,128
U.S. Government Agency	—	277,692	—	277,692
Variable Rate	—	31,153	—	31,153
Short-Term Investments	—	160,987	—	160,987

Portfolio Total	$—	$1,503,699	$—	$1,503,699

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2009	Net Purchases/ Sales	Transfers to Level 3	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Balance June 30, 2009
Small Cap Growth	$3,017	$—	$—	$—	$—	$3,017
Bond	43	(15)	—	(28)	(56)	—
Income	1,856	(562)	—	(1,294)	(2,349)	—

The fair value estimate for the Level 3 security in the Small Cap Portfolio was determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including but not limited to the following: the type of security, the extent of public trading of the security, information obtained from the broker-dealer for the security, analysis of the company’s performance and market trends that influence its performance. At June 30, 2009, these securities represented 0.52% of the net assets of the Small Cap Portfolio.

(k) U.S. Department of The Treasury’s Temporary Guaranty Program

On October 2, 2008, the Board of Trustees approved the participation of the Ready Reserve Portfolio in the U.S. Department of the Treasury’s Temporary Guaranty Program for Money Market Funds (“Program”). The Program protects the NAV of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 are not guaranteed. If a customer closes his or her account with the Portfolio or a broker-dealer or other intermediary, any future investment in the Portfolio will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund. The Portfolio bears the expense of its participation in the Program without regard to any expense caps currently in place. The fee for initial participation in the Program was 0.01% of the Net Assets of the Ready Reserve Portfolio as of September 18, 2008.

On December 2, 2008, the Board approved the participation of the Ready Reserve Portfolio in the First Extension (the “First Extension”) of the Program. The First Extension terminated on April 30, 2009. The fee for participating in the First Extension was 0.015% of the net assets of the Portfolio as of September 18, 2008.

On April 3, 2009, the Board approved the participation of the Ready Reserve Portfolio in a the second extension (the “Second Extension”) of the Program granted by the U.S. Department of the Treasury. The fee for participation in the Second Extensions is 0.015% of the net assets of the Portfolio, as of September 19, 2008. The Second Extension terminates on September 18, 2009.

June 30, 2009	William Blair Funds 101

The Ready Reserve Portfolio bears the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage.

(2) Accounting Pronouncements

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2009, the Funds did not hold any derivative instruments or engage in any hedging activities. As a result, the adoption of SFAS No.161 has not had any impact on financial statement amounts or led to any additional footnote disclosure.

In May 2009, the FASB issued SFAS No. 165 “Subsequent Events” (SFAS No. 165). The Funds adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Funds have evaluated subsequent events through the issuance of their financial statements on August 24, 2009 and determined no subsequent event occurred.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification™” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds evaluated this new statement, and believe that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios			Global Portfolio
Growth	0.75%		Global Growth	1.00%
Large Cap Growth Small Cap Growth	0.80 1.10	% %
			International Portfolios
Mid Cap Growth	0.95%		International Growth and International Equity
Small-Mid Cap Growth	1.00%		First $250 million	1.10%
Value Discovery	1.10%		In excess of $250 million	1.00%
			International Small Cap Growth	1.00%
			Emerging Markets Growth	1.10%
			Emerging Leaders Growth	1.10%
Fixed-Income Portfolios
Bond	0.30%		Money Market Portfolio
Income*			Ready Reserves
First $250 million	0.25%		First $250 million	0.275%
In excess of $250 million	0.20%		Next $250 million	0.250%
			Next $2 billion	0.225%
			In excess of $2.5 billion	0.200%
*Management fee also includes a charge of 5% of gross income.

102 Semi-Annual Report	June 30, 2009

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these agreements the Advisor will waive its management fee and/or reimburse the portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the reporting date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Funds on an annual basis. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2010, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares		Class I Shares
Portfolio	Through April 30, 2009	Effective May 1, 2009	Through April 30, 2009	Effective May 1, 2009
Large Cap Growth	1.23%	1.23%	0.98%	0.98%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%
Mid Cap Growth Fund	1.36%	1.36%	1.11%	1.11%
Small-Mid Cap Growth	1.36%	1.36%	1.11%	1.11%
Global Growth	1.55%	1.55%	1.30%	1.30%
International Growth	1.45%	1.45%	1.20%	1.20%
International Equity	1.45%	1.45%	1.20%	1.20%
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%
Emerging Markets Growth	1.70%	1.70%	1.45%	1.45%
Emerging Leaders Growth	N/A	N/A	1.40%	1.40%
Value Discovery	1.29%	1.29%	1.09%	1.09%
Bond Fund	0.65%	0.65%	0.50%	0.50%
Income Fund	0.85%	0.85%	0.70%	0.70%

For a period of three years subsequent to the Commencement of Operations of the Global Growth, Emerging Leaders Growth and Bond Portfolios, the Company is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2009 was $365 (in thousands) for the Global Growth Portfolio, $140 for the Emerging Leaders Growth Portfolio and $285 for the Bond Portfolio.

For the period ended June 30, 2009, the investment advisory fees incurred by the Portfolios and related fee waivers (reimbursements) were as follows (in thousands):

Portfolio	Gross Advisory Fees	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$921	$—	$921	$—
Large Cap Growth	90	52	38	6
Small Cap Growth	2,389	6	2,383	—
Mid Cap Growth	200	50	150	13
Small-Mid Cap Growth	440	55	385	—
Global Growth	136	86	50	9
International Growth	15,170	—	15,170	—
International Equity	1,132	166	966	16
International Small Cap Growth	1,388	—	1,388	—
Emerging Markets Growth	2,780	18	2,762	—
Emerging Leaders Growth	372	59	313	—
Value Discovery	184	94	90	8
Bond	158	48	110	10
Income	343	5	338	—
Ready Reserves	2,032	226	1,806	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except the Ready Reserves Portfolio and Emerging Leaders Growth Portfolio’s has a Distribution Agreement with the Company for distribution service to the Portfolios’ Class N shares. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income and Bond Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

June 30, 2009	William Blair Funds 103

Distribution fees incurred by the Portfolios to the Company, for the period ended June 30, 2009, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$106	$—	$106
Large Cap Growth	6	6	—
Small Cap Growth	318	97	221
Mid Cap Growth	7	7	—
Small-Mid Cap Growth	10	2	8
Global Growth	5	5	—
International Growth	2,295	373	1,922
International Equity	42	—	42
International Small Cap Growth	13	3	10
Emerging Markets Growth	22	6	16
Value Discovery	8	7	1
Bond	1	1	—
Income	33	17	16

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA (Financial Industry Regulatory Authority)) does not exceed 0.25% of the average annual net assets attributable to Class N shares. For the period ended June 30, 2009, the following fees were incurred (in thousands):

	Gross Shareholder Service Fee	Fee Waiver	Net Shareholder Service Fee
Ready Reserves	$3,014	$332	$2,682

The Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth and Bond Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended June 30, 2009, the following fees were incurred (in thousands):

Portfolio	Class N	Class I	Total
Global Growth	17	3	20
International Small Cap Growth	65	8	73
Emerging Markets Growth	68	13	81
Emerging Leaders Growth*	—	2	2
Bond	67	1	68

*	Emerging Leaders Growth Fund does not offer Class N shares.

(c) Trustees Fees

The Portfolios incurred fees of $189 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2009. Interested trustees are not compensated by the Fund.

104 Semi-Annual Report	June 30, 2009

(d) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option by the other Portfolios in the Fund. The Advisor waives management fees in an amount equal to the management fee and service fee that Ready Reserves receives from the Portfolio’s investment. The fees waived with respect to each Portfolio for the period ended June 30, 2009 are listed below. Distributions received from Ready Reserves are reflected as “Dividend Income from Affiliated Fund” in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the period ended June 30, 2009 (in thousands):

Portfolio	12/31/08 Value	Purchases	Sales Proceeds	Fees Waived	6/30/09 Value	Percent of Net Assets	Dividend Income
Growth	$3,060	$2	$1,800	$4	$1,262	0.4%	$2
Large Cap Growth	340	—	340	—	—	0.0%	—
Small Cap Growth	95	6,002	2,800	6	3,297	0.6%	1
Mid Cap Growth	518	1,001	1,500	2	19	0.1%	1
Small-Mid Cap Growth	22	2,001	2,000	1	23	0.0%	1
Global Growth	29	—	—	—	29	0.1%	—
International Growth	18,363	12	12,000	28	6,375	0.2%	12
International Equity	4	11,001	11,000	4	5	0.0%	—
International Small Cap Growth	3,287	2	2,500	5	789	0.3%	2
Emerging Markets Growth	2,065	1	2,000	1	66	0.0%	1
Emerging Leaders Growth	740	500	800	1	440	0.4%	—
Value Discovery	233	—	229	—	4	0.0%	—

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2009, were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$103,847	$(92,986)
Large Cap Growth	11,593	(11,492)
Small Cap Growth	367,936	(351,086)
Mid Cap Growth	24,997	(20,146)
Small-Mid Cap Growth	65,994	(55,809)
Global Growth	17,899	(17,956)
International Growth	1,922,709	(2,066,171)
International Equity	97,444	(128,751)
International Small Cap Growth	177,670	(231,961)
Emerging Markets Growth	540,282	(330,020)
Emerging Leaders Growth	78,550	(52,103)
Value Discovery	15,453	(10,269)
Bond	77,997	(24,997)
Income	35,115	(54,290)

(5) Foreign Currency Forward Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios from time to time may enter into foreign currency forward contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract. There were no outstanding foreign currency forward contracts for the period ended June 30, 2009.

June 30, 2009	William Blair Funds 105

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Period Ended June 30, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$19,218	$15,719	$34,937	$40,500	$22,769	$63,269
Large Cap Growth	517	2,252	2,769	1,370	6,227	7,597
Small Cap Growth	108,634	42,400	151,034	182,831	95,924	278,755
Mid Cap Growth	1,334	5,069	6,403	1,694	21,584	23,278
Small Mid-Cap Growth	389	19,004	19,393	1,672	30,684	32,356
Global Growth	224	3,490	3,714	5,845	17,564	23,409
International Growth	251,451	249,316	500,767	1,279,021	815,880	2,094,901
International Equity	2,850	17,566	20,416	62,107	103,951	166,058
International Small Cap Growth	2,337	18,312	20,649	9,671	107,145	116,816
Emerging Markets Growth	3,502	41,387	44,889	9,293	38,307	47,600
Emerging Leaders Growth (a)	—	1,664	1,664	—	6,331	6,331
Value Discovery	761	7,774	8,535	2,945	9,559	12,504
Bond	2,187	50,968	53,155	165	17,428	17,593
Income	2,388	6,041	8,429	11,731	4,694	16,425
Ready Reserves	340,531	—	340,531	1,439,460	—	1,439,460

	Reinvested Distributions (Dollars)
	Period Ended June 30, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$—	$—	$1,995	$3,280	$5,275
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	—	—	—	10,793	9,348	20,141
Mid Cap Growth	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	—	3	3
Global Growth	—	—	—	21	345	366
International Growth	—	—	—	108,020	56,739	164,759
International Equity	—	—	—	603	2,591	3,194
International Small Cap Growth	—	—	—	193	1,365	1,558
Emerging Markets Growth	—	—	—	1,816	7,201	9,017
Emerging Leaders Growth (a)	—	—	—	—	1	1
Value Discovery	—	—	—	44	243	287
Bond	30	1,261	1,291	30	2,403	2,433
Income	948	1,566	2,514	2,500	4,315	6,815
Ready Reserves	1,600	—	1,600	33,783	—	33,783

106 Semi-Annual Report	June 30, 2009

	Redemptions (Dollars)
	Period Ended June 30, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$17,601	$6,114	$23,715	$31,338	$22,604	$53,942
Large Cap Growth	449	2,759	3,208	1,051	3,905	4,956
Small Cap Growth	72,014	52,421	124,435	278,090	253,629	531,719
Mid Cap Growth	814	2,700	3,514	1,551	8,033	9,584
Small Mid-Cap Growth	459	8,526	8,985	4,915	17,966	22,881
Global Growth	267	2,503	2,770	5,213	6,152	11,365
International Growth	441,841	177,805	619,646	1,780,043	942,995	2,723,038
International Equity	23,443	29,578	53,021	31,499	84,404	115,903
International Small Cap Growth	3,878	18,327	22,205	7,979	66,904	74,883
Emerging Markets Growth	2,297	11,345	13,642	27,912	85,134	113,046
Emerging Leaders Growth (a)	—	320	320	—	373	373
Value Discovery	1,366	2,444	3,810	4,879	5,770	10,649
Bond	73	6,036	6,109	493	9,925	10,418
Income	9,864	21,208	31,072	37,838	36,789	74,627
Ready Reserves	677,732	—	677,732	1,031,518	—	1,031,518

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended June 30, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$1,617	$9,605	$11,222	$11,157	$3,445	$14,602
Large Cap Growth	68	(507)	(439)	319	2,322	2,641
Small Cap Growth	36,620	(10,021)	26,599	(84,466)	(148,357)	(232,823)
Mid Cap Growth	520	2,369	2,889	143	13,551	13,694
Small Mid-Cap Growth	(70)	10,478	10,408	(3,243)	12,721	9,478
Global Growth	(43)	987	944	653	11,757	12,410
International Growth	(190,390)	71,511	(118,879)	(393,002)	(70,376)	(463,378)
International Equity	(20,593)	(12,012)	(32,605)	31,211	22,138	53,349
International Small Cap Growth	(1,541)	(15)	(1,556)	1,885	41,606	43,491
Emerging Markets Growth	1,205	30,042	31,247	(16,803)	(39,626)	(56,429)
Emerging Leaders Growth (a)	—	1,344	1,344	—	5,959	5,959
Value Discovery	(605)	5,330	4,725	(1,890)	4,032	2,142
Bond	2,144	46,193	48,337	(298)	9,906	9,608
Income	(6,528)	(13,601)	(20,129)	(23,607)	(27,780)	(51,387)
Ready Reserves	(335,601)	—	(335,601)	441,652	—	441,652

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2009.

June 30, 2009	William Blair Funds 107

	Sales (Shares)
	Period Ended June 30, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	2,643	2,162	4,805	4,166	2,490	6,656
Large Cap Growth	110	484	594	231	1,052	1,283
Small Cap Growth	8,426	2,855	11,281	11,419	5,193	16,612
Mid Cap Growth	178	659	837	183	2,348	2,531
Small Mid-Cap Growth	46	2,184	2,230	152	2,715	2,867
Global Growth	42	637	679	731	2,280	3,011
International Growth	20,095	18,992	39,087	57,462	37,349	94,811
International Equity	351	2,151	2,502	4,578	8,151	12,729
International Small Cap Growth	340	2,554	2,894	1,014	10,306	11,320
Emerging Markets Growth	399	5,280	5,679	563	2,670	3,233
Emerging Leaders Growth (a)	—	273	273	—	663	663
Value Discovery	105	935	1,040	291	974	1,265
Bond	220	5,215	5,435	16	1,769	1,785
Income	274	693	967	1,283	519	1,802
Ready Reserves	340,531	—	340,531	1,439,460	—	1,439,460

	Reinvested Distributions (Shares)
	Period Ended June 30, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	—	—	—	287	458	745
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	—	—	—	921	774	1,695
Mid Cap Growth	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	—	—	—
Global Growth	—	—	—	4	71	75
International Growth	—	—	—	8,341	4,289	12,630
International Equity	—	—	—	74	313	387
International Small Cap Growth	—	—	—	29	205	234
Emerging Markets Growth	—	—	—	243	956	1,199
Emerging Leaders Growth (a)	—	—	—	—	—	—
Value Discovery	—	—	—	6	30	36
Bond	3	128	131	3	245	248
Income	109	181	290	277	481	758
Ready Reserves	1,600	—	1,600	33,710	—	33,710

	Redemptions (Shares)
	Period Ended June 30, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	2,528	822	3,350	3,236	2,370	5,606
Large Cap Growth	96	592	688	169	639	808
Small Cap Growth	5,995	3,954	9,949	16,473	14,593	31,066
Mid Cap Growth	105	368	473	175	907	1,082
Small Mid-Cap Growth	56	1,063	1,119	481	1,693	2,174
Global Growth	52	526	578	917	1,100	2,017
International Growth	35,446	14,097	49,543	92,111	53,305	145,416
International Equity	2,807	3,667	6,474	3,155	7,369	10,524
International Small Cap Growth	615	2,809	3,424	894	7,715	8,609
Emerging Markets Growth	298	1,585	1,883	2,082	7,138	9,220
Emerging Leaders Growth (a)	—	70	70	—	54	54
Value Discovery	180	320	500	491	622	1,113
Bond	7	616	623	51	1,023	1,074
Income	1,137	2,459	3,596	4,244	4,106	8,350
Ready Reserves	677,732	—	677,732	1,031,518	—	1,031,518

108 Semi-Annual Report	June 30, 2009

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Period Ended June 30, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	115	1,340	1,455	1,217	578	1,795
Large Cap Growth	14	(108)	(94)	62	413	475
Small Cap Growth	2,431	(1,099)	1,332	(4,133)	(8,626)	(12,759)
Mid Cap Growth	73	291	364	8	1,441	1,449
Small Mid-Cap Growth	(10)	1,121	1,111	(329)	1,022	693
Global Growth	(10)	111	101	(182)	1,251	1,069
International Growth	(15,351)	4,895	(10,456)	(26,308)	(11,667)	(37,975)
International Equity	(2,456)	(1,516)	(3,972)	1,497	1,095	2,592
International Small Cap Growth	(275)	(255)	(530)	149	2,796	2,945
Emerging Markets Growth	101	3,695	3,796	(1,276)	(3,512)	(4,788)
Emerging Leaders Growth (a)	—	203	203	—	609	609
Value Discovery	(75)	615	540	(194)	382	188
Bond	216	4,727	4,943	(32)	991	959
Income	(754)	(1,585)	(2,339)	(2,684)	(3,106)	(5,790)
Ready Reserves	(335,601)	—	(335,601)	441,652	—	441,652

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2009.

June 30, 2009	William Blair Funds 109

Financial Highlights

Growth Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$7.12	$11.70	$11.42	$11.33	$10.70	$9.97
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.04)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	1.28	(4.35)	1.53	1.48	1.11	0.79

Total from investment operations	1.26	(4.40)	1.49	1.42	1.05	0.73
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.18	1.21	1.33	0.42	—

Total distributions	—	0.18	1.21	1.33	0.42	—

Net asset value, end of period	$8.38	$7.12	$11.70	$11.42	$11.33	$10.70

Total return (%)	17.70	(37.61)	13.17	12.42	9.75	7.32
Ratios to average daily net assets (%):
Expenses	1.23	1.17	1.22	1.17	1.15	1.17
Net investment income (loss)	(0.46)	(0.54)	(0.35)	(0.49)	(0.60)	(0.60)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$7.35	$12.02	$11.66	$11.52	$10.84	$10.08
Income (loss) from investment operations:
Net investment income (loss)	—	(0.02)	—	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.31	(4.47)	1.57	1.49	1.14	0.80

Total from investment operations	1.31	(4.49)	1.57	1.47	1.10	0.76
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.18	1.21	1.33	0.42	—

Total distributions	—	0.18	1.21	1.33	0.42	—

Net asset value, end of period	$8.66	$7.35	$12.02	$11.66	$11.52	$10.84

Total return (%)	17.82	(37.35)	13.59	12.64	10.08	7.54
Ratios to average daily net assets (%):
Expenses	0.90	0.85	0.87	0.89	0.90	0.92
Net investment income (loss)	(0.13)	(0.22)	0.00	(0.20)	(0.35)	(0.35)

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$293,501	$238,586	$369,644	$264,525	$253,599	$275,506
Portfolio turnover rate (%)	77	60	72	61	54	35

(a)	Total return is not annualized for periods that are less than a year.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

110 Semi-Annual Report	June 30, 2009

Financial Highlights

Large Cap Growth Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$4.68	$7.52	$6.88	$6.47	$6.24	$5.93
Income (loss) from investment operations:
Net investment income (loss)	—	(0.02)	(0.01)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.49	(2.82)	0.65	0.43	0.25	0.35

Total from investment operations	0.49	(2.84)	0.64	0.41	0.23	0.31
Less distributions from:
Net investment income	—	— (a)	—	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	—

Net asset value, end of period	$5.17	$4.68	$7.52	$6.88	$6.47	$6.24

Total return (%)	10.47	(37.76)	9.30	6.34	3.69	5.23
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.23	1.23	1.23	1.24	1.28	1.38
Expenses, before waivers and reimbursements	2.14	1.85	1.50	1.63	2.08	2.29
Net investment income (loss), net of waivers and reimbursements	(0.07)	(0.29)	(0.16)	(0.29)	(0.37)	(0.63)
Net investment income (loss), before waivers and reimbursements	(0.98)	(0.91)	(0.43)	(0.68)	(1.17)	(1.54)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007		2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$4.77	$7.64	$6.99		$6.56	$6.31	$5.99
Income (loss) from investment operations:
Net investment income (loss)	—	—	0.01		—	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.51	(2.87)	0.64		0.43	0.26	0.34

Total from investment operations	0.51	(2.87)	0.65		0.43	0.25	0.32
Less distributions from:
Net investment income	—	— (a)	—	(a)	—	—	—
Net realized gain	—	—	—		—	—	—

Total distributions	—	—	—		—	—	—

Net asset value, end of period	$5.28	$4.77	$7.64		$6.99	$6.56	$6.31

Total return (%)	10.69	(37.56)	9.36		6.55	3.96	5.34
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.98	0.98	0.98		0.99	1.03	1.13
Expenses, before waivers and reimbursements	1.45	1.21	1.20		1.38	1.83	2.04
Net investment income (loss), net of waivers and reimbursements	0.18	(0.04)	0.18		(0.04)	(0.12)	(0.38)
Net investment income (loss), before waivers and reimbursements	(0.29)	(0.27)	(0.04)		(0.43)	(0.92)	(1.29)

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$25,231	$23,279	$33,667	$20,191	$16,888	$6,417
Portfolio turnover rate (%)	104	85	60	53	53	39

(a)	Distribution less than $0.01 per share.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 111

Financial Highlights

Small Cap Growth Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$11.79	$23.30	$25.41	$23.76	$25.72	$21.83
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.19)	(0.33)	(0.29)	(0.30)	(0.30)
Net realized and unrealized gain (loss) on investments	4.69	(10.73)	(0.25)	3.65	0.64	6.20

Total from investment operations	4.61	(10.92)	(0.58)	3.36	0.34	5.90
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.59	1.53	1.71	2.30	2.01

Total distributions	—	0.59	1.53	1.71	2.30	2.01

Net asset value, end of period	$16.40	$11.79	$23.30	$25.41	$23.76	$25.72

Total return (%)	39.10	(46.85)	(2.15)	14.12	1.18	27.24
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.49	1.48	1.49	1.49
Expenses, before waivers and reimbursements	1.57	1.50	1.49	1.48	1.49	1.46
Net investment income (loss), net of waivers and reimbursements	(1.18)	(1.05)	(1.24)	(1.14)	(1.23)	(1.27)
Net investment income (loss), before waivers and reimbursements	(1.25)	(1.05)	(1.24)	(1.14)	(1.23)	(1.24)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$12.14	$23.89	$25.94	$24.16	$26.04	$22.03
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.14)	(0.25)	(0.22)	(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments	4.83	(11.02)	(0.27)	3.71	0.67	6.26

Total from investment operations	4.77	(11.16)	(0.52)	3.49	0.42	6.02
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.59	1.53	1.71	2.30	2.01

Total distributions	—	0.59	1.53	1.71	2.30	2.01

Net asset value, end of period	$16.91	$12.14	$23.89	$25.94	$24.16	$26.04

Total return (%)	39.29	(46.70)	(1.88)	14.42	1.48	27.54
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.20	1.20	1.21	1.24	1.24
Expenses, before waivers and reimbursements	1.25	1.20	1.20	1.21	1.24	1.21
Net investment income (loss), net of waivers and reimbursements	(0.92)	(0.75)	(0.94)	(0.87)	(0.98)	(1.02)
Net investment income (loss), before waivers and reimbursements	(0.92)	(0.75)	(0.94)	(0.87)	(0.98)	(0.99)

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$580,384	$401,627	$1,094,419	$1,261,174	$831,738	$771,209
Portfolio turnover rate (%)	161	135	97	105	80	109

(a)	Total return is not annualized for periods that are less than a year.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

112 Semi-Annual Report	June 30, 2009

Financial Highlights

Mid Cap Growth Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006(a)
	(unaudited)
Net asset value, beginning of year	$7.41	$11.35	$10.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.05	(3.87)	1.59	0.53

Total from investment operations	1.02	(3.94)	1.52	0.46
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	—	— (d)	0.63	—

Total distributions	—	—	0.63	—

Net asset value, end of period	$8.43	$7.41	$11.35	$10.46

Total return (%)	13.77	(34.71)	14.62	4.60	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	1.36	1.38	1.40	(c)
Expenses, before waivers and reimbursements	2.27	2.03	1.67	2.35	(c)
Net investment income (loss), net of waivers and reimbursements	(0.81)	(0.76)	(0.58)	(0.70	)(c)
Net investment income (loss), before waivers and reimbursements	(1.72)	(1.43)	(0.87)	(1.65	)(c)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006(a)
	(unaudited)
Net asset value, beginning of year	$7.48	$11.42	$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.06	(3.89)	1.60	0.53

Total from investment operations	1.04	(3.94)	1.56	0.49
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	—	— (d)	0.63	—

Total distributions	—	—	0.63	—

Net asset value, end of period	$8.52	$7.48	$11.42	$10.49

Total return (%)	13.90	(34.50)	14.95	4.90	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	1.11	1.12	1.15	(c)
Expenses, before waivers and reimbursements	1.36	1.23	1.37	2.10	(c)
Net investment income (loss), net of waivers and reimbursements	(0.56)	(0.51)	(0.32)	(0.43	)(c)
Net investment income (loss), before waivers and reimbursements	(0.81)	(0.63)	(0.57)	(1.38	)(c)

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$49,280	$40,526	$45,393	$19,639
Portfolio turnover rate (%)	98	76	66	56	(c)

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.
(d)	Distribution less than $0.01 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 113

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$8.16	$13.10	$12.96	$12.40	$11.28	$9.94
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	(0.12)	(0.11)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	1.60	(4.91)	1.71	1.32	1.32	1.47

Total from investment operations	1.57	(4.94)	1.59	1.21	1.21	1.34
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	— (a)	1.45	0.65	0.09	—

Total distributions	—	—	1.45	0.65	0.09	—

Net asset value, end of period	$9.73	$8.16	$13.10	$12.96	$12.40	$11.28

Total return (%)	19.24	(37.71)	12.34	9.68	10.72	13.48
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	1.36	1.36	1.38	1.45	1.54
Expenses, before waivers and reimbursements	1.50	1.41	1.42	1.45	1.54	2.14
Net investment income (loss), net of waivers and reimbursements	(0.76)	(0.26)	(0.79)	(0.86)	(0.97)	(1.26)
Net investment income (loss), before waivers and reimbursements	(0.90)	(0.31)	(0.85)	(0.93)	(1.06)	(1.86)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$8.27	$13.24	$13.06	$12.46	$11.30	$9.94
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	—	(0.08)	(0.08)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	1.63	(4.97)	1.71	1.33	1.33	1.47

Total from investment operations	1.61	(4.97)	1.63	1.25	1.25	1.36
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	— (a)	1.45	0.65	0.09	—

Total distributions	—	—	1.45	0.65	0.09	—

Net asset value, end of period	$9.88	$8.27	$13.24	$13.06	$12.46	$11.30

Total return (%)	19.47	(37.54)	12.54	9.95	11.05	13.68
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	1.11	1.11	1.13	1.20	1.29
Expenses, before waivers and reimbursements	1.24	1.17	1.17	1.20	1.29	1.89
Net investment income (loss), net of waivers and reimbursements	(0.51)	0.03	(0.54)	(0.61)	(0.72)	(1.01)
Net investment income (loss), before waivers and reimbursements	(0.64)	(0.03)	(0.60)	(0.68)	(0.81)	(1.61)

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$110,738	$83,479	$124,501	$92,766	$70,211	$25,974
Portfolio turnover rate (%)	128	77	80	68	62	55

(a)	Distribution less than $0.01 per share.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

114 Semi-Annual Report	June 30, 2009

Financial Highlights

Global Growth Fund

	Class N
	Period Ended 6/30/2009	Years Ended
		12/31/2008	12/31/2007(a)
	(unaudited)
Net asset value, beginning of year	$4.96	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.01	0.08	—
Net realized and unrealized gain (loss) on investments	0.80	(4.98)	(0.11)

Total from investment operations	0.81	(4.90)	(0.11)
Less distributions from:
Net investment income	—	0.03	—	(b)
Net realized gain	—	—	—

Total distributions	—	0.03	—

Net asset value, end of period	$5.77	$4.96	$9.89

Total return (%)	16.33	(49.52)	(1.10	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.55	1.55	1.55	(e)
Expenses, before waivers and reimbursements	2.97	2.17	2.14	(e)
Net investment income (loss), net of waivers and reimbursements	0.50	0.98	(0.08	)(e)
Net investment income (loss), before waivers and reimbursements	(0.92)	0.36	(0.67	)(e)

	Class I
	Period Ended 6/30/2009	Years Ended
		12/31/2008	12/31/2007(a)
	(unaudited)
Net asset value, beginning of year	$4.94	$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.02	0.08	—
Net realized and unrealized gain (loss) on investments	0.79	(4.98)	(0.09)

Total from investment operations	0.81	(4.90)	(0.09)
Less distributions from:
Net investment income	—	0.07	—	(b)
Net realized gain	—	—	—

Total distributions	—	0.07	—

Net asset value, end of period	$5.75	$4.94	$9.91

Total return (%)	16.40	(49.41)	(0.85	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.30	1.30	(e)
Expenses, before waivers and reimbursements	1.93	1.74	1.89	(e)
Net investment income (loss), net of waivers and reimbursements	0.74	1.05	0.14	(e)
Net investment income (loss), before waivers and reimbursements	0.11	0.61	(0.45	)(e)

	Period Ended 6/30/2009	Years Ended
		12/31/2008	12/31/2007(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$33,219	$28,005	$45,576
Portfolio turnover rate (%)	133	124	63	(e)

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Distribution less than $0.01 per share.
(c)	Excludes $0.00 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2008 and 2007.
(d)	Total return is not annualized for periods less than a year.
(e)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 115

Financial Highlights

International Growth Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$13.12	$29.12	$27.70	$25.22	$22.09	$18.65
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.29	0.12	0.05	0.15	(0.02)
Net realized and unrealized gain (loss) on investments	2.15	(15.54)	4.77	5.71	4.60	3.47

Total from investment operations	2.24	(15.25)	4.89	5.76	4.75	3.45
Less distributions from:
Net investment income	—	—	0.34	0.37	0.11	0.01
Net realized gain	—	0.75	3.13	2.91	1.51	—

Total distributions	—	0.75	3.47	3.28	1.62	0.01

Net asset value, end of period	$15.36	$13.12	$29.12	$27.70	$25.22	$22.09

Total return (%)	17.07	(52.33)	18.13	23.06	21.65	18.48
Ratios to average daily net assets (%):
Expense ratios, net of any waivers	1.44	1.39	1.40	1.42	1.42	1.47
Expense ratio, before any waivers	1.48	1.39	1.40	1.42	1.42	1.47
Net investment income (loss), net waiver and reimbursements	1.46	1.29	0.38	0.19	0.16	(0.16)
Net investment income (loss), before waiver and reimbursements	1.42	1.29	0.38	0.19	0.16	(0.16)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$13.40	$29.61	$28.10	$25.55	$22.34	$18.85
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.37	0.21	0.13	0.27	0.01
Net realized and unrealized gain (loss) on investments	2.19	(15.83)	4.86	5.78	4.61	3.53

Total from investment operations	2.31	(15.46)	5.07	5.91	4.88	3.54
Less distributions from:
Net investment income	—	—	0.43	0.45	0.16	0.05
Net realized gain	—	0.75	3.13	2.91	1.51	—

Total distributions	—	0.75	3.56	3.36	1.67	0.05

Net asset value, end of period	$15.71	$13.40	$29.61	$28.10	$25.55	$22.34

Total return (%)	17.24	(52.17)	18.53	23.35	22.00	18.79
Ratios to average daily net assets (%):
Expense ratios, net of any waivers	1.16	1.08	1.09	1.11	1.17	1.22
Expense ratios, net of any waivers	1.16	1.08	1.09	1.11	1.17	1.22
Net investment income (loss), net waiver and reimbursements	1.79	1.58	0.69	0.45	0.41	0.09
Net investment income (loss), before waiver and reimbursements	1.79	1.58	0.69	0.45	0.41	0.09

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$3,507,818	$3,130,938	$8,048,654	$6,267,126	$4,551,077	$3,001,434
Portfolio turnover rate (%)	129	91	56	72	70	79

(a)	Excludes $(0.18), $0.09, $0.42, $0.37 and $0.12 of PFIC mark to market, which are treated as ordinary income for Federal tax purposes for the years 2008, 2007, 2006, 2005 and 2004, respectively.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

116 Semi-Annual Report	June 30, 2009

Financial Highlights

International Equity Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$8.35	$16.53	$15.21	$12.86	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.07	0.10	0.09	0.04	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	0.77	(8.16)	2.55	2.52	1.54	1.37

Total from investment operations	0.84	(8.06)	2.64	2.56	1.53	1.33
Less distributions from:
Net investment income	—	—	0.14	0.19	—	—
Net realized gain	—	0.12	1.18	0.02	—	—

Total distributions	—	0.12	1.32	0.21	—	—

Net asset value, end of period	$9.19	$8.35	$16.53	$15.21	$12.86	$11.33

Total return (%)	10.06	(48.75)	17.68	19.96	13.50	13.30	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.46	1.48	1.50	(d)
Expenses, before waivers and reimbursements	1.49	1.45	1.47	1.56	1.81	2.96	(d)
Net investment income (loss), net of waivers and reimbursements	1.70	0.80	0.52	0.26	(0.33)	(0.77	)(d)
Net investment income (loss), before waivers and reimbursements	1.66	0.80	0.50	0.16	(0.66)	(2.23	)(d)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$8.44	$16.66	$15.31	$12.94	$11.37	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.08	0.15	0.13	0.06	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.78	(8.25)	2.57	2.55	1.58	1.38

Total from investment operations	0.86	(8.10)	2.70	2.61	1.57	1.37
Less distributions from:
Net investment income	—	—	0.17	0.22	—	—
Net realized gain	—	0.12	1.18	0.02	—	—

Total distributions	—	0.12	11.35	0.24	—	—

Net asset value, end of period	$9.30	$8.44	$16.66	$15.31	$12.94	$11.37

Total return (%)	10.19	(48.61)	17.97	20.22	13.81	13.70	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.21	1.23	1.25	(d)
Expenses, before waivers and reimbursements	1.41	1.22	1.25	1.35	1.56	2.71	(d)
Net investment income (loss), net of waivers and reimbursements	1.95	1.12	0.76	0.46	(0.08)	(0.52	)(d)
Net investment income (loss), before waivers and reimbursements	1.74	1.10	0.71	0.32	(0.41)	(1.98	)(d)

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$215,076	$228,486	$408,609	$297,716	$177,710	$9,689
Portfolio turnover rate (%)	96	92	70	83	127	108	(d)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $(0.07), $0.01, $0.22, $0.33 and $0.02 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the year 2008, 2007, 2006, 2005 and 2004, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 117

Financial Highlights

International Small Cap Growth Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$6.62	$13.98	$13.37	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01	(0.02)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.63	(7.22)	1.72	2.32	1.17

Total from investment operations	1.64	(7.24)	1.70	2.27	1.16
Less distributions from:
Net investment income	—	—	0.05	0.01	—
Net realized gain	—	0.12	1.04	0.05	—

Total distributions	—	0.12	1.09	0.06	—

Net asset value, end of period	$8.26	$6.62	$13.98	$13.37	$11.16

Total return (%)	24.77	(51.82)	13.06	20.32	11.60	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.65	1.65	1.60	1.65	1.65	(d)
Expenses, before waivers and reimbursements	1.71	1.62	1.60	1.71	2.57	(d)
Net investment income (loss), net of waivers and reimbursements	0.40	(0.20)	(0.16)	(0.40)	(0.40	)(d)
Net investment income (loss), before waivers and reimbursements	0.34	(0.17)	(0.16)	(0.46)	(1.32	)(d)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$6.67	$14.01	$13.41	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	0.01	0.03	(0.03)	—
Net realized and unrealized gain (loss) on investments	1.64	(7.23)	1.71	2.34	1.16

Total from investment operations	1.67	(7.22)	1.74	2.31	1.16
Less distributions from:
Net investment income	—	—	0.10	0.01	—
Net realized gain	—	0.12	1.04	0.05	—

Total distributions	—	0.12	1.14	0.06	—

Net asset value, end of period	$8.34	$6.67	$14.01	$13.41	$11.16

Total return (%)	25.04	(51.56)	13.34	20.68	11.60	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.33	1.31	1.29	1.40	1.40	(d)
Expenses, before waivers and reimbursements	1.33	1.28	1.29	1.46	2.32	(d)
Net investment income (loss), net of waivers and reimbursements	0.79	0.11	0.18	(0.25)	(0.15	)(d)
Net investment income (loss), before waivers and reimbursements	0.79	0.14	0.18	(0.31)	(1.07	)(d)

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$291,078	$291,988	$401,459	$231,969	$50,534
Portfolio turnover rate (%)	131	78	88	109	127	(d)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $(0.02), $0.05, $0.00 and $0.11 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years ended 2008, 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

118 Semi-Annual Report	June 30, 2009

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$7.46	$21.92	$19.42	$14.17	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.02	0.11	(0.10)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	2.45	(13.63)	7.23	5.41	4.26

Total from investment operations	2.47	(13.52)	7.13	5.37	4.25
Less distributions from:
Net investment income	—	—	0.09	0.01	—
Net realized gain	—	0.94	4.54	0.11	0.08

Total distributions	—	0.94	4.63	0.12	0.08

Net asset value, end of period	$9.93	$7.46	$21.92	$19.42	$14.17

Total return (%)	33.11	(61.71)	37.75	37.90	42.52	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.70	1.67	1.65	1.65	1.55	(d)
Expenses, before waivers and reimbursements	1.77	1.65	1.69	1.78	1.91	(d)
Net investment income (loss), net of waivers and reimbursements	0.44	0.65	(0.45)	(0.22)	(0.11	)(d)
Net investment income (loss), before waivers and reimbursements	0.37	0.67	(0.49)	(0.35)	(0.47	)(d)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$7.51	$21.99	$19.47	$14.19	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	0.15	(0.04)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	2.46	(13.69)	7.26	5.41	4.26

Total from investment operations	2.49	(13.54)	7.22	5.40	4.27
Less distributions from:
Net investment income	—	—	0.16	0.01	—
Net realized gain	—	0.94	4.54	0.11	0.08

Total distributions	—	0.94	4.70	0.12	0.08

Net asset value, end of period	$10.00	$7.51	$21.99	$19.47	$14.19

Total return (%)	33.16	(61.60)	38.13	38.07	42.72	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.41	1.40	1.40	1.40	(d)
Expenses, before waivers and reimbursements	1.45	1.39	1.40	1.47	1.76	(d)
Net investment income (loss), net of waivers and reimbursements	0.78	0.91	(0.20)	(0.06)	0.04	(d)
Net investment income (loss), before waivers and reimbursements	0.78	0.93	(0.20)	(0.13)	(0.32	)(d)

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$761,815	$385,588	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	134	118	100	113	77	(d)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $(0.09), $0.21, $0.00 and $0.11 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for years ended 2008, 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 119

Financial Highlights

Emerging Leaders Growth Fund

	Class I
	Periods Ended
	6/30/2009	12/31/2008(a)
	(unaudited)
Net asset value, beginning of period	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01	0.04
Net realized and unrealized gain (loss) on investments	1.70	(5.25)

Total from investment operations	1.71	(5.21)
Less distributions from:
Net investment income	—	—	(c)
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$6.50	$4.79

Total return (%)	35.70	(52.09	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	1.40	(e)
Expenses, before waivers and reimbursements	1.57	1.56	(e)
Net investment income (loss), net of waivers and reimbursements	0.55	0.70	(e)
Net investment income (loss), before waivers and reimbursements	0.38	0.54	(e)

	Periods Ended
	6/30/2009	12/31/2008
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$99,810	$46,676
Portfolio turnover rate (%)	155	151	(e)

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	Excludes $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the year ended 2008.
(c)	Distribution less than $0.01 per share.
(d)	Total return is not annualized for periods less than a year.
(e)	Rates are annualized for periods less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

120 Semi-Annual Report	June 30, 2009

Financial Highlights

Value Discovery Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$8.33	$11.31	$16.27	$14.95	$22.70	$22.68
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.09	0.02	0.03	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.09)	(3.02)	(0.96)	3.22	0.14	2.68

Total from investment operations	(0.05)	(2.93)	(0.94)	3.25	0.12	2.67
Less distributions from:
Net investment income	—	0.05	—	0.01	—	—
Net realized gain	—	—	4.02	1.92	7.87	2.65

Total distributions	—	0.05	4.02	1.93	7.87	2.65

Net asset value, end of period	$8.28	$8.33	$11.31	$16.27	$14.95	$22.70

Total return (%)	(0.60)	(25.85)	(5.54)	21.78	0.49	12.05
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.29	1.29	1.33	1.34	1.34	1.34
Expenses, before waivers and reimbursements	2.14	1.82	1.66	1.75	1.64	1.48
Net investment income (loss), net of waivers and reimbursements	0.92	0.84	0.10	0.21	(0.22)	(0.06)
Net investment income (loss), before waivers and reimbursements	0.07	0.31	(0.23)	(0.20)	(0.52)	(0.20)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$8.45	$11.50	$16.51	$15.12	$22.82	$22.76
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.11	0.09	0.03	—	0.01
Net realized and unrealized gain (loss) on investments	(0.08)	(3.08)	(1.01)	3.30	0.17	2.70

Total from investment operations	(0.04)	(2.97)	(0.92)	3.33	0.17	2.71
Less distributions from:
Net investment income	—	0.08	0.07	0.02	—	—
Net realized gain	—	—	4.02	1.92	7.87	2.65

Total distributions	—	0.08	4.09	1.94	7.87	2.65

Net asset value, end of period	$8.41	$8.45	$11.50	$16.51	$15.12	$22.82

Total return (%)	(0.47)	(25.77)	(5.31)	22.10	0.70	12.18
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	1.09	1.09	1.09	1.14	1.23
Expenses, before waivers and reimbursements	1.70	1.57	1.37	1.50	1.39	1.23
Net investment income (loss), net of waivers and reimbursements	1.10	1.06	0.52	0.16	(0.02)	0.05
Net investment income (loss), before waivers and reimbursements	0.49	0.58	0.24	(0.25)	(0.27)	0.05

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$40,623	$36,249	$47,118	$146,777	$70,439	$246,176
Portfolio turnover rate (%)	61	87	102	162	125	50

(a)	Total return is not annualized for periods that are less than a year.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 121

Financial Highlights

Bond Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007(a)
	(unaudited)
Net asset value, beginning of year	$9.82	$10.07	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.47	0.31
Net realized and unrealized gain (loss) on investments	0.24	(0.31)	0.02

	0.48	0.16	0.33
Total from investment operations
Less distributions from:
Net investment income	0.21	0.41	0.26
Net realized gain	—	—	—

Total distributions	0.21	0.41	0.26

Net asset value, end of period	$10.09	$9.82	$10.07

Total return (%)	4.98	1.64	3.38	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	(c)
Expenses, before waivers and reimbursements	3.24	2.47	0.81	(c)
Net investment income (loss), net of waivers and reimbursements	4.99	4.69	4.80	(c)
Net investment income (loss), before waivers and reimbursements	2.40	2.87	4.64	(c)

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007(a)
	(unaudited)
Net asset value, beginning of year	$9.72	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.48	0.32
Net realized and unrealized gain (loss) on investments	0.24	(0.31)	0.03

	0.49	0.17	0.34
Total from investment operations
Less distributions from:
Net investment income	0.22	0.49	0.30
Net realized gain	—	—	—

Total distributions	0.22	0.49	0.30

Net asset value, end of period	$9.99	$9.72	$10.04

Total return (%)	5.08	1.72	3.50	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	(c)
Expenses, before waivers and reimbursements	0.58	0.71	0.67	(c)
Net investment income (loss), net of waivers and reimbursements	5.10	4.90	4.95	(c)
Net investment income (loss), before waivers and reimbursements	5.02	4.69	4.78	(c)

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$130,811	$74,613	$68,483
Portfolio turnover rate (%)	39	52	38	(c)

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

122 Semi-Annual Report	June 30, 2009

Financial Highlights

Income Fund

	Class N
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$8.69	$9.29	$9.74	$9.83	$10.19	$10.43
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.37	0.45	0.44	0.47	0.52
Net realized and unrealized gain (loss) on investments	0.23	(0.59)	(0.35)	(0.04)	(0.30)	(0.26)

Total from investment operations	0.43	(0.22)	0.10	0.40	0.17	0.26
Less distributions from:
Net investment income	0.20	0.38	0.55	0.49	0.53	0.50
Net realized gain	—	—	—	—	—	—

Total distributions	0.20	0.38	0.55	0.49	0.53	0.50

Net asset value, end of period	$8.92	$8.69	$9.29	$9.74	$9.83	$10.19

Total return (%)	5.07	(2.46)	1.08	4.25	1.71	2.61
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.85	0.90	0.79	0.74	0.73	0.78
Expenses, before waivers and reimbursements	0.93	0.93	0.81	0.80	0.73	0.78
Net investment income (loss), net of waivers and reimbursements	4.77	4.38	4.73	4.54	4.09	4.12
Net investment income (loss) before waivers and reimbursements	4.69	4.35	4.71	4.48	4.09	4.12

	Class I
	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$8.64	$9.30	$9.69	$9.82	$10.15	$10.40
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.39	0.47	0.45	0.52	0.59
Net realized and unrealized gain (loss) on investments	0.22	(0.59)	(0.34)	(0.04)	(0.33)	(0.31)

Total from investment operations	0.43	(0.20)	0.13	0.41	0.19	0.28
Less distributions from:
Net investment income	0.21	0.46	0.52	0.54	0.52	0.53
Net realized gain	—	—	—	—	—	—

Total distributions	0.21	0.46	0.52	0.54	0.52	0.53

Net asset value, end of period	$8.86	$8.64	$9.30	$9.69	$9.82	$10.15

Total return (%)	5.10	(2.26)	1.36	4.33	1.92	2.79
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.70	0.72	0.60	0.62	0.58	0.63
Expenses, before waivers and reimbursements	0.71	0.72	—	—	—	—
Net investment income (loss), net of waivers and reimbursements	4.91	4.57	4.91	4.66	4.24	4.27
Net investment income (loss) before waivers and reimbursements	4.90	4.57	—	—	—	—

	Period Ended 6/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$123,303	$140,435	$204,630	$297,077	$310,496	$294,084
Portfolio turnover rate (%)	56	38	34	33	41	43

(a)	Total return is not annualized for periods that are less than a year.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 123

Financial Highlights

Ready Reserves Fund

	Class N
	Period Ended 6/30/2009		Years Ended December 31,
			2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	—		0.02	0.05	0.04	0.03	0.01

Total from investment operations	—		0.02	0.05	0.04	0.03	0.01
Less distributions from:
Net investment income	—		0.02	0.05	0.04	0.03	0.01

Total distributions	—	(c)	0.02	0.05	0.04	0.03	0.01

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	0.09		2.20	4.75	4.47	2.62	0.80
Ratios to average daily net assets (%)
Expense ratios, net of any waivers	0.60		0.60	0.63	0.63	0.64	0.65
Expense ratio, before any waivers	0.66		0.60	0.63	0.63	0.64	0.65
Net investment income (loss), net of waiver and reimbursements	0.18		2.12	4.63	4.38	2.57	0.80
Net investment income (loss), before waiver and reimbursements	0.12		2.12	4.63	4.38	2.57	0.80
Supplemental data:
Net assets at end of period (in thousands)	$1,505,588		$1,841,189	$1,399,537	$1,195,593	$1,091,854	$1,092,940

(a)	Total return is not annualized for periods that are less than a year.
(b)	Rates are annualized for periods that are less than a year.
(c)	Distribution less than $0.01 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

124 Semi-Annual Report	June 30, 2009

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership; Limited Partner, WB Holdings, L.P. (since November 2008)	17	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2002 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	17	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	17	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	17	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	17	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	17	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the U.S. Accenture Foundation Inc.; formerly, Managing Partner of various divisions at Accenture	17	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly Executive Vice President, Morgan Stanley Dean Witter	17	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

June 30, 2009	William Blair Funds 125

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management	N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.	N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

126 Semi-Annual Report	June 30, 2009

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer

David Merjan 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A
Richard W. Smirl, 1967	Senior Vice President and Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	Uhlich Children’s Home

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2009	William Blair Funds 127

RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT

On April 23, 2009, the Board of Trustees (the “Board”), including the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal for an additional one-year term of the Fund’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Growth Portfolio, the William Blair Large Cap Growth Portfolio, the William Blair Small Cap Growth Portfolio, the William Blair Mid Cap Growth Portfolio, the William Blair Small-Mid Cap Growth Portfolio, the William Blair Global Growth Portfolio, the William Blair International Growth Portfolio, the William Blair International Equity Portfolio, the William Blair International Small Cap Growth Portfolio, the William Blair Emerging Markets Growth Portfolio, the William Blair Emerging Leaders Growth Portfolio, the William Blair Value Discovery Portfolio, the William Blair Bond Portfolio, the William Blair Income Portfolio and the William Blair Ready Reserves Portfolio. In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Portfolio grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 23, 2009 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and directed independent legal counsel to send a formal request for information to Fund management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by the Advisor. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Portfolio. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Portfolio to a relevant index; (iii) information comparing advisory fees of each Portfolio to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Fund as a whole and each Portfolio individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Portfolios. The Independent Trustees also noted that they receive information from the Advisor regarding the Portfolios throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the information provided and answered questions from the Independent Trustees.

On April 15, 22 and 23, 2009, the Independent Trustees met independently of Fund management and of the interested Trustees, to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Portfolios. Based upon their review, the Independent Trustees concluded that it was in the best interest of each Portfolio to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Portfolios, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Portfolios, in each case other than the Growth Portfolio, since the inception of the Portfolios. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Advisor managed the Portfolios and knowing the investment advisory fee. The Board considered biographical information about the Fund’s officers and each Portfolio’s portfolio manager(s), the administrative services performed by the Advisor, financial

128 Semi-Annual Report	June 30, 2009

information regarding the Advisor, brokerage allocation practices, soft dollars and execution, the compliance regime overseen by the Advisor, and the financial support the Advisor provides to certain Portfolios. The Board was provided with information pertaining to the Advisor’s organizational structure, senior management, investment operations and other relevant information. The Board noted that the Advisor pays the compensation of all of the officers and interested Trustees of the Fund. The Board also noted that the Advisor voluntarily reduces the advisory fees of the Portfolios by an amount equal to the advisory fee and service fee charged by the Ready Reserves Portfolio on the cash of the Portfolios invested in the Ready Reserves Portfolio.

The Board reviewed information on the performance of each Portfolio for the one, three, five and ten year periods ended December 31, 2008, as applicable, along with performance information of the Lipper performance peer universe of funds and a relevant securities index. The Lipper performance peer universe for each Portfolio included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. With respect to the performance information for the Global Growth Portfolio and the Emerging Leaders Growth Portfolio, the Board noted the limited operating history of each Portfolio. In reviewing the performance information provided, the Board considered that, similar to almost all other funds, each Portfolio’s performance was impacted by the severe market downturn in 2008. The Board noted that each Portfolio, except the Bond Portfolio and the Ready Reserves Portfolio, had negative absolute performance for the one year period (since inception period for the Emerging Leaders Growth Portfolio) ended December 31, 2008. The Board noted that the Growth Portfolio, the Large Cap Growth Portfolio, the Mid Cap Growth Portfolio, the Small-Mid Cap Growth Portfolio, the Value Discovery Portfolio, the Bond Portfolio, the Income Portfolio and the Ready Reserves Portfolio performed satisfactorily relative to their Lipper performance peer universe and benchmark index. The Board considered information provided by the Advisor regarding the underperformance of the International Growth Portfolio, the International Equity Portfolio, the International Small Cap Growth Portfolio and the Emerging Markets Growth Portfolio and the Small Cap Growth Portfolio relative to their Lipper performance peer universe and benchmark index. With respect to the International Growth Portfolio, the International Equity Portfolio, the International Small Cap Growth Portfolio and the Emerging Markets Growth Portfolio, the Board noted (i) the substantial effect that each Portfolio’s underperformance in 2008 had on its relative ranking among its Lipper performance peer universe over longer term periods as compared to similar rankings information provided in connection with the Board’s last review of the Management Agreement in April 2008 and (ii) that each Portfolio’s performance during the first quarter of 2009 was more in-line with past performance. For the International Growth Portfolio, the Board also considered information provided by the Advisor from Morningstar, Inc., an unaffiliated third party, indicating that despite the International Growth Portfolio’s recent underperformance, the International Growth Portfolio’s long-term performance record demonstrated that the Advisor’s investment approach for the Portfolio was sound. With respect to the Small Cap Growth Portfolio, the Board noted (i) the substantial effect that the Small Cap Growth Portfolio’s underperformance in 2007 and 2008 had on its relative ranking among its Lipper performance peer universe over longer term periods and (ii) that the Small Cap Growth Portfolio’s during the first quarter of 2009 was more in-line with past performance.

Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Portfolio were satisfactory.

Fees and Expenses. The Board reviewed each Portfolio’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper expense peer group and Lipper expense peer universe for each Portfolio. The Lipper expense peer group for each Portfolio consisted of a group of funds with a similar investment style as classified by Lipper, distribution channel and asset size as the Portfolio. The Lipper expense peer universe for each Portfolio consisted of all funds with a similar investment style as classified by Lipper and distribution channel as the Portfolio. The Board considered that the Advisor had proposed to limit total expenses for the Large Cap Growth Portfolio, the Small Cap Growth Portfolio, the Mid Cap Growth Portfolio, the Small-Mid Cap Growth Portfolio, the Global Growth Portfolio, the International Growth Portfolio, the International Equity Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Value Discovery Portfolio, the Bond Portfolio and the Income Portfolio. For each Portfolio, the Board also reviewed amounts charged by the Advisor to other registered funds and funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for separate accounts. With respect to sub-advised funds and separate accounts, the Board considered the Advisor’s statement that (i) both the mix of services provided and the level of responsibility required under the Management Agreement were greater as compared to the Advisor’s obligations for sub-advised funds and separate accounts; and (ii) the management fees for separate accounts and sub-advisory services are less relevant to the Board’s consideration of the Portfolios’ advisory fees because they reflect significantly different economics than those in the mutual fund marketplace.

In considering the information, the Board noted that the advisory fees for the Growth Portfolio, the Large Cap Growth Portfolio, the Mid Cap Growth Portfolio, the Global Growth Portfolio, the International Small Cap Growth Portfolio, the

June 30, 2009	William Blair Funds 129

Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio, the Income Portfolio and the Ready Reserves Portfolio were below or within an acceptable range of the average advisory fees of their Lipper expense peer group and Lipper expense peer universe. The Board also noted that the advisory fees for the Small-Mid Cap Growth Portfolio and the Value Discovery Portfolio were within an acceptable range of the average advisory fees of their Lipper expense peer group and Lipper expense peer universe after giving effect to the expense limitation in effect in 2008. Finally, the Board noted that the advisory fees for the Small Cap Growth Portfolio, the International Growth Portfolio and the International Equity Portfolio were above the average advisory fees of their Lipper expense peer group and Lipper expense peer universe, but that such advisory fees were within an acceptable range of the average advisory fees of their Lipper expense peer group and Lipper expense peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. On the basis of the information provided, the Board concluded that each Portfolio’s advisory fee, coupled with applicable expense limitations, was reasonable in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Fund as a whole and each Portfolio individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Portfolio expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Portfolio’s assets grow. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed each Portfolio’s asset size, breakpoints for those Portfolios with breakpoints in the advisory fee schedule where applicable, the Portfolio’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Portfolios, including (i) non-advisory fee revenue from the Portfolios in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some or all of those revenues to affiliates or third parties, (ii) soft dollars, which pertain primarily to the Portfolios investing in equity securities, and (iii) favorable media coverage. The Board concluded that, taking into account these benefits, each Portfolio’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Portfolio.

130 Semi-Annual Report	June 30, 2009

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

The following table provides the percentage of the 2008 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Growth	0.00%	0.00%
Tax-Managed Growth	0.00%	0.00%
Large Cap Growth	100.00%	100.00%
Small Cap Growth	3.03%	4.10%
Mid Cap Growth	21.51%	24.60%
Small-Mid Cap Growth	14.95%	16.86%
Global Growth	10.16%	100.00%
International Growth	0.00%	100.00%
International Equity	0.00%	77.20%
International Small Cap Growth	0.00%	42.24%
Emerging Markets Growth	0.00%	8.29%
Emerging Leaders Growth	0.00%	0.00%
Value Discovery	94.21%	94.47%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2009, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2008.

June 30, 2009	William Blair Funds 131

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Ready Reserves Portfolio), service fees (for Class N shares of the Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio and Class I shares of the Emerging Leaders Growth Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

132 Semi-Annual Report	June 30, 2009

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2009	Ending Account Value 6/30/2009	Expenses Paid during Period	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,177.00	$6.64	1.23%
Class N—hypothetical 5% return	1,000.00	1,018.70	6.16	1.23
Class I—actual return	1,000.00	1,178.20	4.86	0.90
Class I—hypothetical 5% return	1,000.00	1,020.33	4.51	0.90
Large Cap Growth Fund
Class N—actual return	1,000.00	1,104.70	6.42	1.23
Class N—hypothetical 5% return	1,000.00	1,018.70	6.16	1.23
Class I—actual return	1,000.00	1,106.90	5.12	0.98
Class I—hypothetical 5% return	1,000.00	1,019.93	4.91	0.98
Small Cap Growth Fund
Class N—actual return	1,000.00	1,391.00	8.89	1.50
Class N—hypothetical 5% return	1,000.00	1,017.36	7.50	1.50
Class I—actual return	1,000.00	1,392.90	7.42	1.25
Class I—hypothetical 5% return	1,000.00	1,018.60	6.26	1.25
Mid Cap Growth Fund
Class N—actual return	1,000.00	1,137.70	7.21	1.36
Class N—hypothetical 5% return	1,000.00	1,018.05	6.80	1.36
Class I—actual return	1,000.00	1,139.00	5.89	1.11
Class I—hypothetical 5% return	1,000.00	1,019.29	5.56	1.11
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,192.40	7.39	1.36
Class N—hypothetical 5% return	1,000.00	1,018.05	6.80	1.36
Class I—actual return	1,000.00	1,194.70	6.04	1.11
Class I—hypothetical 5% return	1,000.00	1,019.29	5.56	1.11
Global Growth Fund
Class N—actual return	1,000.00	1,163.30	8.31	1.55
Class N—hypothetical 5% return	1,000.00	1,017.11	7.75	1.55
Class I—actual return	1,000.00	1,164.00	6.98	1.30
Class I—hypothetical 5% return	1,000.00	1,018.35	6.51	1.30
International Growth Fund
Class N—actual return	1,000.00	1,170.70	7.75	1.44
Class N—hypothetical 5% return	1,000.00	1,017.65	7.20	1.44
Class I—actual return	1,000.00	1,172.40	6.25	1.16
Class I—hypothetical 5% return	1,000.00	1,019.04	5.81	1.16
International Equity Fund
Class N—actual return	1,000.00	1,100.60	7.55	1.45
Class N—hypothetical 5% return	1,000.00	1,017.50	7.35	1.45
Class I—actual return	1,000.00	1,101.90	6.25	1.20
Class I—hypothetical 5% return	1,000.00	1,018.84	6.01	1.20

June 30, 2009	William Blair Funds 133

	Beginning Account Value 1/1/2009	Ending Account Value 6/30/2009	Expenses Paid during Period	Annualized Expense Ratio
International Small Cap Growth Fund
Class N—actual return	1,000.00	$1,247.70	$9.20	1.65%
Class N—hypothetical 5% return	1,000.00	1,016.61	8.25	1.65
Class I—actual return	1,000.00	1,250.40	7.42	1.33
Class I—hypothetical 5% return	1,000.00	1,018.20	6.66	1.33
Emerging Markets Growth Fund
Class N—actual return	1,000.00	1,331.10	9.83	1.70
Class N—hypothetical 5% return	1,000.00	1,016.36	8.50	1.70
Class I—actual return	1,000.00	1,331.60	8.38	1.45
Class I—hypothetical 5% return	1,000.00	1,017.60	7.25	1.45
Emerging Leaders Growth Fund
Class I—actual return	1,000.00	1,357.00	8.18	1.40
Class I—hypothetical 5% return	1,000.00	1,017.85	7.00	1.40
Value Discovery Fund
Class N—actual return	1,000.00	994.00	6.38	1.29
Class N—hypothetical 5% return	1,000.00	1,018.40	6.46	1.29
Class I—actual return	1,000.00	995.30	5.39	1.09
Class I—hypothetical 5% return	1,000.00	1,019.39	5.46	1.09
Bond Fund
Class N—actual return	1,000.00	1,049.80	3.30	0.65
Class N—hypothetical 5% return	1,000.00	1,021.57	3.26	0.65
Class I—actual return	1,000.00	1,050.80	2.54	0.50
Class I—hypothetical 5% return	1,000.00	1,022.32	2.51	0.50
Income Fund
Class N—actual return	1,000.00	1,050.70	4.32	0.85
Class N—hypothetical 5% return	1,000.00	1,020.58	4.26	0.85
Class I—actual return	1,000.00	1,051.00	3.56	0.70
Class I—hypothetical 5% return	1,000.00	1,021.32	3.51	0.70
Ready Reserves Fund
Class N—actual return	1,000.00	1,000.90	2.98	0.60
Class N—hypothetical 5% return	1,000.00	1,021.82	3.01	0.60

134 Semi-Annual Report	June 30, 2009

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Richard W. Smirl, Senior Vice President and Chief Compliance Officer

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Chad M. Kilmer, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

June 30, 2009	William Blair Funds 135

WILLIAM BLAIR FUNDS

EQUITY

- Growth Fund
- Large Cap Growth Fund
- Small Cap Growth Fund
- Mid Cap Growth Fund
- Small-Mid Cap Growth Fund
- Value Discovery Fund

GLOBAL EQUITY

- Global Growth Fund

INTERNATIONAL EQUITY

FIXED-INCOME

- Bond Fund
- Income Fund

MONEY MARKET

- Ready Reserves Fund

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

WILLIAM BLAIR FUNDS

INSTITUTIONAL SEMI-ANNUAL REPORT

JUNE 30, 2009

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

June 30, 2009	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

Summary

The equity market rally that was sparked at the beginning of March continued throughout the second quarter with the global equity market up 23.18%, as investors believed that the global economy had bottomed as activity increased, particularly in Emerging Asia. After a tremendous rally over the last several months, however, markets were flat in June amidst concerns that the rally was overdone. According to MSCI All Country World IMI Index (net), Financials and Materials maintained their sector leadership during the second quarter, driving the rally, rising 38.13% and 28.78%, respectively, although the rally broadened as the quarter progressed and all sectors reported double digit returns. While Health Care and Telecommunication Services were the worst performing sectors during the second quarter, rising 11.44% and 13.34%, respectively, they led performance during June as the Energy, Materials, and Industrials sectors fell. Year to date equity market performance was driven by strength in Materials and Information Technology, up 25.9% and 24.07%, respectively, while the more defensive sectors, which outperformed during the end of 2008, trailed.

Regionally, Emerging markets as measured by the MSCI Emerging Markets IMI Index (net) extended their lead during the second quarter, rising 36.47%, followed by non-U.S. developed small cap stocks, which rallied 34.09% according to the MSCI EAFE Plus Canada Index. Year to date, Emerging markets rose 38.08%, as measured by the MSCI Emerging Markets IMI Index (net) led by strength in Brazil, Chile, India and Indonesia. The natural-resource oriented developed markets of Pacific Ex-Japan and Canada led other regions both during the second quarter and year to date, rising 33.81% according to the MSCI Pacific Ex Japan IMI Index (net) and 30.65% according to the MSCI Canada IMI Index (net), respectively, while Japan and the U.S. lagged. A depreciating U.S. Dollar also enhanced non-U.S. equity returns to U.S. investors, as the dollar depreciated versus the Canadian and Australian dollars, U.K. Pound Sterling and most emerging markets currencies. The U.S. Dollar also depreciated versus the Japanese yen and was relatively flat versus the Euro and most European currencies.

Outlook

The market narrative for the first half of the year started with the intensification of the financial sector solvency crisis accompanied by a large-scale global policy intervention. As the acute stage of the crisis began to ease in the spring, signs of stabilization in the growth outlook started to emerge, with Asia at the leading edge. Financial markets rallied strongly as systemic tail risk was priced back out of the base case scenario. Equity markets in particular began to discount a new global cycle led by a turn in developing economies and, accordingly, emerging markets led equity returns higher in the second quarter. After a significant upward revaluation in the March through May period, momentum slowed in June as markets began to grapple with the real-time dynamics of recession and recovery.

With that background in mind, we thought it would be appropriate to break down the market outlook into some of its component elements and review where the funds stand:

Prospective Equity Returns

Consensus estimates for 2010 dividends aggregate to a prospective yield of 3.5% on a broad universe of non-U.S. stocks, compared to a weighted average government bond yield of 3.9%. Both earnings and dividends are well below long term trendlines, suggesting that growth may exceed nominal economic growth in the future. Our own estimates suggest a current equity risk premium in excess of 8%, far in excess of historic norms.

On a cyclical basis, our analysis suggests a strong inverse relationship between leading economic indicators and prospective equity returns over a one year time horizon—when leading indicators are two standard deviations below normal, subsequent equity returns have historically been well above average. This cyclical buy signal is still in place.

2 Semi-Annual Report	June 30, 2009

Valuation

On a year-ahead estimated earnings basis, the aggregate world Ex-U.S. Price to Earnings (PE) ratio has risen sharply in the last six months from below 10 to somewhere in the 13-14 range. We believe abnormal under valuations in cyclical sectors and emerging markets have been corrected, and financial stocks have been revalued with a clearer view of their earnings and balance sheet prospects. Overall valuation remains below long term norms, with Asian markets above and European markets below their 10 year averages in a trend shift we would expect to persist.

Earnings Outlook

Current estimates suggest a significant (15-20%) fall in earnings this year followed by a strong recovery in 2010. Estimate reductions have slowed significantly over the last two months as economic indicators have begun to level off. If we have reached equilibrium in expectations for financials and commodity producers, we may soon see recovery and strong cost controls begin to feed into much more stable earnings prospects.

Portfolio Positioning

Our key geographic commitment remains Asia Ex-Japan, where our total weight including both developed and Emerging markets is 31% vs the benchmark’s 21%. Our portfolio is also strongly represented in the U.K. as a result of our focus on its global leaders in the financial sector, engineering and infrastructure, and technology. We are correspondingly underweight in Japan, Europe, and commodity-dependent markets overall.

As always, however, the primary defining characteristic of our management style is its emphasis, at the level of stock selection, on strong profitability, consistent growth and balance sheet strength.

June 30, 2009	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

The International Institutional Growth Fund posted a 16.97% increase on a total return basis for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), gained 15.38%.

The Fund approximated the All Country World Index (ACWI) Ex-U.S. IMI Index during the second quarter and outperformed year to date with performance over both periods driven primarily by strong stock selection across sectors. In particular, stock selection was strong in Consumer Staples over both periods, due to strong results in Developed Asia Ex-Japan, the U.K., Canada, and emerging markets. Energy stock selection also added value through a focus on services companies, coupled with a focus on exploration and production companies with strong relative production growth. While the Fund’s underweighting in Financials hurt during the period, stock selection was strong year to date, although lagged somewhat during the second quarter, due to the Fund’s emphasis on asset management companies as well as banks with significant exposure to Asia and emerging markets. Information Technology stock selection was strong primarily in the U.K. and emerging Asia, while Telecommunication Services benefited from a focus on emerging markets expansion. In addition to strong stock selection across sectors, U.K. stock selection, the Japan underweighting and overall emerging markets exposure added value. Within the U.K., the Fund’s Consumer Discretionary, Energy, Information Technology and Financials weighting and stock selection was strong. Somewhat detracting from strong absolute and relative results was the Fund’s stock selection in Japan, where Information Technology and Consumer Discretionary holdings lagged, in addition to overall sector positioning.

During the second quarter, the Fund’s exposure to Consumer Discretionary increased to 17.3%, above the 9.4% weighting in the benchmark due to an increase in Developed Asia and Emerging markets. In addition, we increased exposure in Financials to 19.5% through an increase in European banks with global end market exposure. The Fund used proceeds from sales of Energy, Healthcare and Telecommunication Services stocks to fund these additions. At June 30, the Fund’s largest weightings were in Financials, Industrials and Consumer Discretionary, with minimal weightings in Utilities and Telecommunication Services. Regionally, we increased exposure in emerging Asia during the second quarter and at June 30, Emerging markets represented 32.4% of the Fund, up from 28.3% as of March 31 and in comparison to the ACWI Ex-US IMI weighting of 21.2% at June 30, 2009.

4 Semi-Annual Report	June 30, 2009

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 06/30/2009

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Growth Fund	16.97%	(36.64)%	(8.15)%	2.95%	8.47%
MSCI AC World Ex-U.S. IMI Index (net)	15.38	(30.50)	(5.80)	4.61	9.21
(a)	For the period from July 26, 2002 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—26.1%
Belgium—1.9%
Anheuser-Busch InBev S.A. (Beverages)	379,665	$13,766
Colruyt SA (Food & staples retailing)	33,941	7,754

		21,520

Denmark—3.1%
*Genmab A/S (Biotechnology)	47,498	1,642
Novo-Nordisk A/S (Pharmaceuticals)	228,175	12,428
Novozymes A/S (Chemicals)	87,260	7,099
*Vestas Wind Systems A/S (Electrical equipment)	181,775	13,045

		34,214

Finland—0.1%
F-Secure Corporation OYJ (Software)	325,133	1,128

France—6.9%
Alstom S.A. (Electrical equipment)	275,660	16,368
April Group S.A. (Insurance)	120,902	4,042
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	220,632	10,984
Hermes International S.C.A. (Textiles, apparel & luxury goods)	62,639	8,721
Iliad S.A. (Diversified telecommunication services)	96,063	9,342
L Air Liquide S.A. (Chemicals)	122,406	11,231
*Orpea (Health care providers & services)	100,519	4,444
Vinci S.A. (Construction & engineering)	266,289	12,016

		77,148

Germany—0.7%
Aixtron AG (Semiconductors & semiconductor equipment)	63,021	777
Beiersdorf AG (Personal products)	159,848	7,530

		8,307

Ireland—1.0%
CRH plc (Construction materials)	383,272	8,777
Paddy Power plc (Hotels, restaurants & leisure)	117,020	2,716

		11,493

Italy—0.5%
Ansaldo STS SpA (Transportation infrastructure)	184,468	3,398
Diasorin SpA (Health care equipment & supplies)	72,027	1,792

		5,190

Luxembourg—0.2%
Oriflame Cosmetics S.A. (Personal products)	52,050	2,269

Netherlands—0.2%
BinckBank N.V. (Capital markets)	140,576	1,789
*Smartrac N.V. (Electronic equipment & instruments)	41,486	748

		2,537

Norway—0.2%
Opera Software ASA (Internet software & services)	489,619	2,515

Issuer	Shares	Value

Common Stocks—Europe—26.1%—(continued)
Portugal—0.3%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	423,267	$2,887

Spain—2.5%
Iberdrola Renovables S.A. (Independent power producers & energy traders)	2,642,740	12,116
Industria De Diseno Textile Inditex S.A. (Specialty retail)	225,474	10,851
Tecnicas Reunidas S.A. (Energy equipment & services)	95,931	4,552

		27,519

Sweden—1.2%
Hennes & Maurtiz AB, Class “B” (Specialty retail)	269,155	13,440

Switzerland—7.3%
*Actelion, Ltd. (Biotechnology)	59,957	3,143
Credit Suisse Group AG (Capital markets)	565,751	25,920
Kuehne & Nagel International AG (Marine)	61,213	4,808
Nestle S.A. (Food products)	195,506	7,382
Partners Group Global Opportunities, Ltd. (Capital markets)	68,636	6,676
Roche Holdings, Ltd., AG (Pharmaceuticals)	97,497	13,284
SGS S.A. (Professional services)	6,729	8,358
Sonova Holding AG (Health care equipment & supplies)	34,944	2,845
Syngenta AG (Chemicals)	31,882	7,418
*Temenos Group AG (Software)	104,704	1,788

		81,622

Emerging Asia—23.0%
China—12.0%
*Baidu, Inc.—ADR (Internet software & services)	25,725	7,746
China High Speed Transmission (Electrical equipment)	2,953,000	5,854
China Life Insurance Co., Ltd. (Insurance)	3,652,000	13,422
China Merchants Bank Co., Ltd. (Commercial banks)	2,267,650	5,146
China Overseas Land & Investment, Ltd. (Real estate management & development)	2,335,600	5,391
China Railway Construction Corporation Limited (Construction & engineering)	2,121,500	3,256
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	1,669,500	6,099
China Yurun Food Group Limited (Food products)	1,695,329	2,551
*China Zhongwang Holdings Limited (Metals & mining)	5,148,000	7,068
CNOOC Limited (Oil, gas & consumable fuels)	12,247,000	15,086
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants, & leisure)	100,711	4,663
Dongfeng Motor Group Company Limited (Automobiles)	8,750,000	7,339
Hengan International Group Co., Ltd. (Personal products)	1,245,000	5,818

See accompanying Notes to Financial Statements.

6 Semi-Annual Report	June 30, 2009

Institutional International Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—23.0%—(continued)
China—(continued)
Industrial and Commercial Bank of China (Commercial banks)	22,028,000	$15,259
Li Ning Co., Ltd. (Textile, apparel & luxury goods)	1,344,000	3,944
Minth Group, Ltd. (Auto components)	1,572,000	1,297
*Netease.com, Inc.—ADR (Internet software & services)	118,610	4,173
*New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	61,461	4,140
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	224,000	574
Tencent Holdings, Ltd. (Internet software & services)	855,200	9,923
Want Want China Holdings Limited (Food products)	9,058,000	5,105

		133,854

India—6.5%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	380,792	17,478
*Educomp Solutions Limited (Diversified consumer services)	54,926	4,331
Hero Honda Motors Limited (Automobiles)	273,861	7,985
Housing Development Finance Corp. (Thrifts & mortgage finance)	233,169	11,382
Jindal Steel & Power Limited (Metals & mining)	50,632	2,624
Larsen & Toubro, Ltd. (Construction & engineering)	450,738	14,722
*Reliance Industries Limited (Oil, gas & consumable fuels)	340,634	14,339

		72,861

Indonesia—1.6%
PT Astra International Tbk (Automobiles)	2,338,000	5,428
PT Bank Rakyat Indonesia (Commercial banks)	12,318,000	7,552
PT United Tractors Tbk (Machinery)	4,550,500	4,412

		17,392

Malaysia—0.5%
Kuala Lampur Kepg (Food products)	622,800	2,104
IOI Corporation Berhad (Food products)	2,484,900	3,324

		5,428

South Korea—1.9%
LG Household & Health Care, Ltd. (Household products)	36,037	6,097
MegaStudy Co., Ltd. (Diversified consumer services)	26,134	4,696
*NHN Corporation (Internet software & services)	31,864	4,392
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	37,678	5,539

		20,724

Issuer	Shares	Value

Common Stocks—Emerging Asia—23.0%—(continued)
Taiwan—0.5%
*High Tech Computer Corp. (Computers & peripherals)	438,000	$6,155

United Kingdom—22.2%
Aberdeen Asset Management plc (Capital markets)	1,153,447	2,355
Admiral Group plc (Insurance)	208,169	2,985
Aggreko plc (Commercial services & supplies)	238,476	2,038
AMEC plc (Energy equipment & services)	655,436	7,063
Amlin plc (Insurance)	940,718	4,690
Ashmore Group plc (Capital markets)	757,169	2,362
*ASOS plc (Internet & catalog retail)	249,468	1,398
*Autonomy Corporation plc (Software)	488,042	11,564
BAE Systems plc (Aerospace & defense)	1,420,783	7,939
Barclays plc (Commercial banks)	2,536,611	11,788
*The Berkeley Group Holding plc (Household durables)	135,441	1,795
BG Group plc (Oil, gas & consumable fuels)	1,111,474	18,717
*Blinkx plc (Internet software & services)	2,374,700	576
BlueBay Asset Management plc (Capital markets)	907,178	3,167
British Sky Broadcasting Group plc (Media)	2,212,164	16,606
*Cairn India, Ltd. (Oil, gas & consumable fuels)	174,338	6,741
Capita Group plc (Professional services)	1,452,400	17,125
Chemring Group plc (Aerospace & defense)	117,520	4,202
*Climate Exchange plc (Diversified financial services)	35,179	496
G4S plc (Commercial services & supplies)	1,300,034	4,478
*Heritage Oil plc (Oil, gas, & consumable fuels)	324,026	2,848
HSBC Holdings plc (Commercial banks)	1,411,200	11,775
Intertek Group plc (Professional services)	163,238	2,808
Mothercare plc (Multiline retail)	231,229	1,829
NEXT plc (Multiline retail)	381,572	9,245
Petrofac Limited (Energy equipment & services)	465,642	5,140
Reckitt Benckiser plc (Household products)	381,118	17,405
*Rolls-Royce Group plc (Aerospace & defense)	1,560,430	9,330
Rotork plc (Electronic equipment & instruments)	441,500	6,023
RPS Group plc (Commercial services & supplies)	655,386	2,164
Serco Group plc (Commercial services & supplies)	789,022	5,491
Standard Chartered plc (Commercial banks)	1,188,164	22,341
Tullow Oil plc (Oil, gas & consumable fuels)	777,500	12,042
Ultra Electronic Holdings plc (Aerospace & defense)	186,776	3,356
VT Group plc (Aerospace & defense)	664,717	4,954
Wellstream Holdings plc (Energy equipment & services)	397,335	3,356

		248,192

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Asia—8.3%
Australia—3.9%
BHP Billiton Limited—ADR (Metals & mining)	401,468	$10,999
Cochlear Limited (Health care equipment & supplies)	74,439	3,455
JB Hi-Fi Limited (Specialty retail)	189,319	2,339
QBE Insurance Group Limited (Insurance)	661,977	10,593
Woolworths Limited (Food & staples retailing)	381,457	8,093
WorleyParsons Limited (Energy equipment & services)	465,736	8,876

		44,355

Hong Kong—1.6%
Li & Fung, Ltd. (Distributors)	3,832,000	10,232
Noble Group Limited (Trading companies & distributors)	6,101,560	7,605

		17,837

New Zealand—0.2%
Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	1,034,084	1,948

Singapore—2.6%
Capitaland, Ltd. (Real estate management & development)	4,167,000	10,595
Olam International, Ltd. (Food & staples retailing)	5,744,400	9,579
Wilmar International, Ltd. (Food products)	2,587,000	8,923

		29,097

Japan—6.6%
Aeon Delight Co., Ltd. (Commercial services & supplies)	67,700	1,096
Daikin Industries, Ltd. (Building products)	137,100	4,412
Fast Retailing Co., Ltd. (Specialty retail)	109,200	14,231
*Gree, Inc. (Internet software & services)	15,800	1,153
Honda Motor Co., Ltd. (Automobiles)	746,400	20,534
Jupiter Telecommunications Co., Ltd. (Media)	9,796	7,431
Kakaku.com, Inc. (Internet software & services)	584	2,214
Kurita Water Industries, Ltd. (Machinery)	121,349	3,919
Nitori Company, Ltd. (Specialty retail)	61,580	4,361
Park24 Co., Ltd. (Commercial services & supplies)	178,100	1,598
Point, Inc. (Specialty retail)	64,540	3,468
So-net M3, Inc. (Health care technology)	288	909
Terumo Corporation (Health care equipment & supplies)	151,200	6,666
Unicharm Petcare Corporation (Food products)	58,000	1,731

		73,723

Emerging Latin America—4.2%
Brazil—3.2%
BM&F Bovespa S.A. (Diversified financial services)	779,400	4,686
*BR Malls Participacoes S.A. (Real estate management & development)	191,200	1,454
*GP Investments, Ltd. (Capital markets)	720,500	2,864
*GVT Holding S.A. (Diversified telecommunication services)	406,400	6,761

Issuer	Shares	Value

Common Stocks—Emerging Latin America—4.2%—(continued)
Brazil—(continued)
Localiza Rent a Car S.A. (Road & rail)	434,100	$2,681
*Lupatech S.A. (Machinery)	140,200	1,769
MRV Engenharia e Particpacpoes, S.A. (Household durables)	50,693	702
Natura Cosmeticos S.A. (Personal products)	466,800	6,160
Redecard S.A. (IT services)	390,000	6,001
SLC Agricola S.A. (Food products)	231,200	2,183

		35,261

Mexico—0.4%
Banco Compartamos S.A. de C.V. (Consumer finance)	581,300	1,872
*Megacable Holdings S.A.B. de C.V. (Media)	1,617,800	2,267

		4,139

Panama—0.2%
Copa Holdings, S.A. (Airlines)†	58,451	2,386

Peru—0.4%
Credicorp, Ltd. (Commercial banks)†	78,613	4,575

Emerging Europe, Mid-East, Africa—4.2%
Israel—0.6%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	125,365	6,186

South Africa—3.3%
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	496,779	3,531
MTN Group, Ltd. (Wireless telecommunication services)	830,025	12,748
Naspers, Ltd. (Media)	495,400	13,047
Shoprite Holdings Limited (Food & staples retailing)	531,026	3,787
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	277,144	3,818

		36,931

Turkey—0.3%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	101,006	3,524

Canada—3.6%
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	597,641	10,202
Niko Resources Ltd. (Oil, gas, & consumable fuels)	40,124	2,760
Potash Corporation of Saskatchewan, Inc. (Chemicals)†	71,771	6,678
*Research In Motion Limited (Communication equipment)†	105,164	7,472
Shoppers Drug Mart Corporation (Food & staples retailing)	242,100	10,405
Tim Hortons, Inc. (Hotels, restaurants & leisure)	106,799	2,609

		40,126

Total Common Stock—98.2% (cost $941,112)		1,096,483

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2009

Institutional International Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Preferred Stocks
Brazil—0.7%
All America Latin Logistica (Road & rail)	536,300	$3,303
Itau Unibanco Banco Multiplo S.A.—ADR (Commercial banks)	293,760	4,650

		7,953

United Kingdom—0.0%
Rolls-Royce Group plc—C Shares (Aerospace & defense)	286,829,657	472

Total Preferred Stocks—0.7% (cost $7,684)		8,425

Investment in Convertible Bond
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**	941	492

Total Investment in Convertible Bond—0.0% (cost $492)		492

Investment in Affiliate
William Blair Ready Reserves Fund	4,535,101	4,535

Total Investment in Affiliate—0.5% (cost $4,535)		4,535

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.158%, due 7/1/09	$1,000	1,000

Total Short-Term Investments—0.1% (cost $1,000)		1,000

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/09, due 7/1/09, repurchase price $868, collateralized by U.S. Treasury Bill, 0.16% due 7/30/09	868	868

Total Repurchase Agreement—0.1% (cost $868)		868

Total Investments—99.6% (cost $955,691)		1,111,803
Cash and other assets, less liabilities—0.4%		4,692

Net assets—100.0%		$1,116,495

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

**Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2009.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	19.5%
Industrials	18.2%
Consumer Discretionary	17.3%
Consumer Staples	12.5%
Energy	9.8%
Information Technology	6.7%
Health Care	5.7%
Materials	5.6%
Telecommunication Services	2.6%
Utilities	2.1%

Total	100.0%

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	21.4%
Euro	14.3%
Hong Kong Dollar	12.2%
Swiss Franc	7.4%
Japanese Yen	6.7%
Indian Rupee	6.6%
United States Dollar	5.7%
Australian Dollar	4.0%
Brazilian Real	3.5%
South African Rand	3.3%
Singapore Dollar	3.3%
Danish Krone	3.1%
South Korean Won	1.9%
Indonesian Rupiah	1.6%
Canadian Dollar	1.4%
Swedish Krona	1.4%
All Other Currencies	2.2%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 9

W. George Greig

David Merjan

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World Ex-U.S. IMI Index (net).

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Institutional International Equity Fund posted a 10.35% increase on a total return basis for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), gained 15.38%.

The Fund trailed the All Country World Index (ACWI) Ex-U.S. IMI Index during the second quarter and therefore year to date with the second quarter’s underperformance driven by the Fund’s more defensive sector positioning. This strategy, which served the Fund well during the first months of the year, hampered relative results during March through May, as Financials and Consumer Discretionary rallied strongly and Healthcare lagged significantly. While we increased Financials at the expense of Healthcare during the second quarter, the Fund was underweighted in Financials at quarter end, which was the most significant detractor from relative quarterly performance. In addition Japanese Consumer Discretionary and Information Technology stock selection detracted from results. Within Japanese Consumer Discretionary, the Fund’s holdings performed well operationally, but lagged during the market rally. Somewhat mitigating these effects was the Fund’s Energy, Materials, Telecommunication Services and Utilities stock selection, along with the Fund’s underweighting in Japan and emerging markets stock selection. Within Energy, the Fund’s exposure to services companies and Exploration & Procedures companies with strong relative production growth added value. Materials stock selection benefited from strength in mining holdings, while Telecommunication Services performed well due to Emerging markets holdings benefiting from growth in their markets.

During the second quarter the Fund increased Financials exposure from 12.4% to 17.4% as of June 30, primarily with an increase in European Financials with good capital positions and a focus on Asian markets, as well as increased Emerging markets Financials directly. Despite this increase, Financials remained underweighted relative to the 24.4% Index weighting. This increase occurred at the expense of Health Care, which was reduced from 14.1% to 9.7% during the second quarter, but remained above the Index weighting. As of quarter end the Fund’s largest absolute exposures were in Financials, Industrials and Energy, with minimal exposure in Utilities and Materials stocks. Regionally, the Fund’s weighting in Emerging markets was increased from 20.4% as of March 31 to 26.3% as of June 30, due to an increase in Emerging Asia and, to some extent, Latin America. This was funded through a reduction in European holdings. At quarter end the Fund remained significantly underweighted in Japan at 5.8% in comparison to the Index, which has a 17.9% weighting.

10 Semi-Annual Report	June 30, 2009

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 06/30/2009

	Year to Date	1 Year	3 Year	Since Inception(a)
Institutional International Equity Fund	10.35%	(37.40)%	(8.88)%	0.65%
MSCI AC World Ex-U.S. IMI Index (net)	15.38	(30.50)	(5.80)	2.47
(a)	For the period from December 1, 2004 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 11

Institutional International Equity Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—33.1%
Denmark—2.4%
Novo-Nordisk A/S (Pharmaceuticals)	96,257	$5,243
*Vestas Wind Systems A/S (Electrical equipment)	34,851	2,501

		7,744

France—5.2%
Alstom S.A. (Electrical equipment)	78,467	4,659
Iliad S.A. (Diversified telecommunication services)	33,162	3,225
Schneider Electric S.A. (Electrical equipment)	53,250	4,076
Vinci S.A. (Construction & engineering)	103,903	4,689

		16,649

Spain—4.7%
Iberdrola Renovables S.A. (Independent power producers & energy traders)	868,756	3,983
Industria De Diseno Textile Inditex S.A. (Specialty retail)	105,415	5,073
Telefonica, S.A. (Diversified telecommunication services)	252,726	5,739

		14,795

Germany—1.0%
E. ON AG (Electric utilities)	89,330	3,171

Ireland—2.4%
CRH plc (Construction material)	137,957	3,159
*Ryanair Holdings plc—ADR (Airlines)	157,412	4,469

		7,628

Belgium—1.3%
Anheuser-Busch Inbev S.A. (Beverages)	113,408	4,112

Italy—1.4%
Saipem SpA (Energy equipment & services)	183,958	4,494

Netherlands—1.0%
*Qiagen N.V. (Life sciences tools & services)	176,621	3,280

Sweden—1.0%
Hennes & Maurtiz AB, Class “B” (Specialty retail)	63,000	3,146

Switzerland—12.7%
*ABB Ltd. (Electrical equipment)	236,069	3,728
*Actelion, Ltd. (Biotechnology)	61,533	3,225
Credit Suisse Group AG (Capital markets)	184,118	8,436
Julius Baer Holding, Ltd. (Capital markets)	45,966	1,788
Kuehne & Nagel International AG (Marine)	23,883	1,876
Nestle S.A. (Food products)	125,466	4,737
Roche Holdings AG (Pharmaceuticals)	39,461	5,377
SGS S.A. (Professional services)	3,368	4,183
Sonova Holding AG (Health care equipment & supplies)	17,949	1,462
Syngenta AG (Chemicals)	12,342	2,872
Zurich Financial Services (Insurance)	16,076	2,842

		40,526

United Kingdom—19.1%
AMEC plc (Energy equipment & services)	216,080	2,328
Amlin plc (Insurance)	319,583	1,593
*Autonomy Corporation plc (Software)	216,093	5,120

Issuer	Shares	Value

Common Stocks—United Kingdom—19.1%—(continued)
Barclays plc (Commercial banks)	721,292	$3,352
BG Group plc (Oil, gas & consumable fuels)	508,961	8,571
British Sky Broadcasting Group plc (Media)	655,917	4,924
Capita Group plc (Professional services)	518,871	6,118
HSBC Holdings plc (Commercial banks)	531,600	4,436
Petrofac Limited (Energy equipment & services)	193,392	2,135
Reckitt Benckiser plc (Household products)	128,401	5,864
Rolls-Royce Group plc (Aerospace & defense)	857,854	5,129
Rotork plc (Electronic equipment & instruments)	103,742	1,415
Standard Chartered plc (Commercial banks)	288,216	5,419
Tullow Oil plc (Oil, gas & consumable fuels)	296,940	4,599

		61,003

Emerging Asia—14.2%
China—5.3%
China Life Insurance Co., Ltd. (Insurance)	1,233,000	4,532
China Oilfield Services (Energy equipment & services)	2,172,000	2,340
China Overseas Land & Investment, Ltd. (Real estate management & development)	1,732,000	3,997
China Railway Construction Corporation Limited (Construction & engineering)	1,666,500	2,557
CNOOC Limited (Oil, gas & consumable fuels)	2,686,000	3,309
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	73,000	214

		16,949

India—6.1%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	86,394	3,965
*Bharti Airtel, Ltd. (Wireless telecommunication services)	260,960	4,362
*Cairn India, Ltd. (Oil, gas & consumable fuels)	470,476	2,280
Infosys Technologies Limited (IT services)	144,671	5,350
Vedanta Resources plc (Metals & mining)	165,822	3,530

		19,487

Indonesia—0.8%
PT Bank Rakyat Indonesia (Commercial banks)	4,203,000	2,577

Taiwan—2.0%
MediaTek, Inc. (Semiconductors & semiconductor equipment)	315,000	3,740
Taiwan Semiconductor, Ltd. (Semiconductors & semiconductor equipment)	1,562,000	2,564

		6,304

Asia—6.8%
Australia—3.0%
BHP Billiton Limited—ADR (Metals & mining)	52,623	2,880
Woolworths Limited (Food & staples retailing)	200,563	4,255
WorleyParsons Limited (Energy equipment & services)	127,354	2,427

		9,562

See accompanying Notes to Financial Statements.

12 Semi-Annual Report	June 30, 2009

Institutional International Equity Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Asia—6.8%—(continued)
Hong Kong—2.1%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	177,600	$908
Li & Fung, Ltd. (Distributors)	994,000	2,654
Noble Group Limited (Trading companies & distributors)	2,381,000	2,968

		6,530

Singapore—1.7%
Capitaland, Ltd. (Real estate management & development)	1,097,000	2,789
Wilmar International, Ltd. (Food products)	720,000	2,483

		5,272

Emerging Europe, Mid-East, Africa—5.9%
Israel—2.4%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	151,549	7,477

South Africa—2.8%
MTN Group, Ltd. (Wireless telecommunication services)	341,475	5,245
Naspers, Ltd. (Media)	139,600	3,677

		8,922

Turkey—0.7%
*Turkiye Garanti Bankasi A.S.—ADR (Commercial banks)	790,891	2,114

Canada—5.7%
Agnico-Eagle Mines Limited (Metals & mining)†	36,282	1,904
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	170,353	2,908
Canadian National Railway Company (Road & rail)†	113,805	4,889
*Research In Motion Limited (Communications equipment)†	31,254	2,221
Shoppers Drug Mart Corporation (Food & staples retailing)	103,643	4,454
Tim Hortons, Inc. (Hotels, restaurants & leisure)	71,783	1,754

		18,130

Japan—5.6%
Fast Retailing Co., Ltd. (Specialty retail)	22,600	2,945
Jupiter Telecommunications Co., Ltd. (Media)	3,843	2,915
Kurita Water Industries, Ltd. (Machinery)	49,208	1,589
Mitsubishi Corporation (Trading companies & distribution)	164,700	3,039
Nintendo Co., Ltd. (Software)	14,500	4,013
Terumo Corporation (Health care equipment & supplies)	74,600	3,289

		17,790

Issuer	Shares or Principal Amount	Value

Emerging Latin America—2.8%
Brazil—2.8%
BM&F BOVESPA S.A. (Diversified financial services)	444,571	$2,673
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	54,827	2,247
Redecard S.A. (IT services)	177,000	2,723
Weg S.A. (Machinery)	166,300	1,171

		8,814

Total Common Stock—93.2% (cost $265,450)		296,476

Preferred Stocks
Brazil—2.3%
Itau Unibanco Multiple Bank S.A.—ADR (Commercial banks )	219,990	3,483
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	225,079	3,727

United Kingdom—0.1%
*Rolls-Royce Group plc (C-Shares) (Aerospace & defense)	112,386,759	185

Total Preferred Stocks—2.4% (cost $4,802)		7,395

Investment in Affiliate
William Blair Ready Reserves Fund	952,602	953

Total Investment in Affiliate—0.3% (cost $953)		953

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/09, due 7/1/09, repurchase price $13,044, collateralized by Treasury Bill, 0.16%, due 7/30/09	$13,044	13,044

Total Repurchase Agreement—4.1% (cost $13,044)		13,044

Total Investments—100.0% (cost $284,249)		317,868
Cash and other assets, less liabilities—0.0%		98

Net assets—100.0%		$317,966

* = Non-income producing securities

† = U.S. Listed Foreign Common Stock

ADR = American Depository Receipt

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	20.3%
Financials	17.4%
Energy	12.7%
Health Care	9.7%
Information Technology	9.2%
Consumer Discretionary	9.0%
Consumer Staples	8.5%
Telecommunication Services	6.1%
Materials	4.7%
Utilities	2.4%

Total	100.0%

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	19.8%
Euro	16.3%
Swiss Franc	13.3%
U.S. Dollar	11.9%
Hong Kong Dollar	6.8%
Japanese Yen	5.9%
Indian Rupee	5.3%
Brazilian Real	3.4%
Australian Dollar	3.1%
South African Rand	2.9%
Singapore Dollar	2.7%
Danish Krone	2.5%
New Taiwan Dollar	2.1%
Canadian Dollar	2.0%
All Other Currencies	2.0%

Total	100.0%

See accompanying Notes to Financial Statements.

14 Semi-Annual Report	June 30, 2009

Jeffery A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

The International Small Cap Growth Fund posted a 25.11% increase on a total return basis (Institutional Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World (ACW) Ex-U.S. Small Cap Index (net), gained 28.55%.

The Fund underperformed the ACW Ex-U.S. Small Cap Index during the second quarter and year to date. The primary detractor from relative performance during the second quarter and year to date was Japanese and U.K. stock selection, coupled with an underweighting in the strongly performing Emerging Asian region. Within Japan, the Fund underperformed in Consumer Discretionary, Consumer Staples, Industrials and Information Technology as we were adding a number of holdings in this area during a rising market. Within the U.K. the Fund’s underweighting and stock selection in Consumer Discretionary hampered relative results, as lower quality stocks outperformed during the second quarter. In addition, the Fund’s lack of exposure in the strong performing Materials, Telecommunication Services and Utilities sectors hampered results in this region. Somewhat mitigating these results was the Fund’s overweighting and stock selection in Energy, which was focused on services companies, and Materials, which benefited from strength in Vedanta Resources plc. Further adding to results was the Fund’s underweighting in Japan and overweighting in the U.K. and Latin America. Stock selection in Emerging Asia was strong, led by strength in Consumer Discretionary, Healthcare, Information Technology and Materials.

During the second quarter we increased exposure in Consumer Discretionary from 15.9% of the Fund to 19.7%. In addition, the Fund’s Energy weighting increased from 8.6% to 11.2%. These increases were funded through reductions in Financials and Telecommunication Services to 12.8% and 2.3%, respectively. As of June 30, the Fund’s largest sector weightings were in Consumer Discretionary, Industrials and Information Technology with minimal exposure in Utilities, Telecommunication Services and Materials. Regionally, European (Continental Europe and the U.K.) holdings were reduced from 58.6% of the Fund as of March 31 to 48.3%, which funded increases in Japan and Emerging Asia to 19.3% and 10.4%, respectively. As of June 30, the Fund’s weighting in Emerging markets was 16.3%, below the ACWI Ex-U.S. Small Cap Index weighting of 23.0%.

June 30, 2009	William Blair Funds 15

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 06/30/2009

	Year to Date	1 Year	3 Year	Since Inception(a)
International Small Cap Growth Fund Institutional Class	25.11%	(34.70)%	(8.54)%	(0.44)%
MSCI AC World Ex-U.S. Small Cap Index (net)	28.55	(26.97)	(6.13)	(0.29)
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

16 Semi-Annual Report	June 30, 2009

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—30.0%
Austria—0.5%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	42,322	$1,548

Denmark—1.5%
Novozymes A/S (Chemicals)	34,342	2,794
SimCorp A/S (Software)	9,323	1,449

		4,243

Finland—0.5%
F-Secure OYJ Corporation (Software)	400,597	1,390

France—6.1%
April Group S.A. (Insurance)	82,571	2,761
bioMerieux S.A. (Health care equipment & supplies)	15,977	1,405
*Boursorama (Capital markets)	80,032	755
EDF Energies Nouvelles S.A. (Independent power providers & energy trader)	97,469	4,852
*Gemalto N.V. (Computers & peripherals)	76,449	2,657
Iliad S.A. (Diversified telecommunication services)	24,891	2,421
*Orpea (Heath care providers & services)	62,462	2,761

		17,612

Germany—2.8%
Aixtron AG (Semiconductors & semiconductor equipment)	255,939	3,157
CTS Eventim AG (Media)	56,577	2,291
Wire Card AG (IT services)	273,936	2,681

		8,129

Greece—1.2%
Jumbo S.A. (Specialty retail)	364,065	3,565

Ireland—1.8%
*ICON plc—ADR (Life science tools & services)	123,998	2,676
*Norkom Group plc (Software)	420,974	609
Paddy Power plc (Hotels, restaurants & leisure)	81,518	1,892

		5,177

Italy—3.0%
Ansaldo STS SpA (Transportation infrastructure)	162,885	3,001
Diasorin SpA (Health care equipment & supplies)	113,783	2,831
Trevi Finanziaria SpA (Construction & engineering)	254,386	2,968

		8,800

Luxembourg—2.1%
*Millicom International Cellular S.A. (Wireless telecommunication services)†	38,381	2,159
Oriflame Cosmetics S.A. (Personal products)	92,875	4,049

		6,208

Netherlands—1.4%
BinckBank N.V. (Capital markets)	112,046	1,426
* Qiagen N.V. (Life sciences tools & services)	147,581	2,741

		4,167

Issuer	Shares	Value

Common Stocks——Europe—30.0%—(continued)
Norway—0.6%
Opera Software ASA (Internet software & services)	331,405	$1,702

Portugal—2.1%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	893,537	6,095

Spain—2.2%
Grifols S.A. (Biotechnology)	144,214	2,558
Tecnicas Reunidas S.A. (Energy equipment & services)	83,382	3,956

		6,514

Switzerland—4.2%
Acino Holding AG (Pharmaceuticals)	2,961	548
Partners Group Global Opportunities, Ltd. (Capital markets)	83,114	8,085
*Temenos Group AG (Software)	215,300	3,676

		12,309

Japan—19.1%
ABC-Mart, Inc. (Specialty retail)	124,714	3,201
Aeon Delight Co., Ltd. (Commercial services & supplies)	100,300	1,624
Aeon Mall Co., Ltd. (Real estate management & development)	196,600	3,731
Capcom Co., Ltd. (Software)	144,600	2,601
EPS Co., Ltd. (Life sciences tools & services)	259	993
Exedy Corporation (Auto components)	70,400	1,386
FamilyMart Co., Ltd. (Food & staples retailing)	96,500	3,032
Goldcrest Co., Ltd. (Household durables)	81,180	2,134
*Gree, Inc. (Internet software & services)	43,930	3,206
kabu.com Securities Co., Ltd. (Capital markets)	2,381	3,177
Kakaku.com, Inc. (Internet software & services)	783	2,968
MISUMI Group Inc. (Trading companies & distributors)	93,300	1,316
Nabtesco Corporation (Machinery)	230,000	2,268
Nitori Company, Ltd. (Specialty retail)	82,300	5,828
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	204	979
Park24 Co., Ltd. (Commercial services & supplies)	143,900	1,291
Point, Inc. (Specialty retail)	57,920	3,113
Seven Bank, Ltd. (Commercial banks)	2,204	5,780
So-net M3, Inc. (Health care technology)	444	1,401
Start Today Co., Ltd. (Internet & catalog retail)	702	948
Unicharm Petcare Corporation (Food products)	88,805	2,650
USS Co., Ltd. (Specialty retail)	24,410	1,257
Zappallas, Inc. (Internet software & services)	298	611

		55,495

United Kingdom—17.8%
Aberdeen Asset Management plc (Capital markets)	646,773	1,320
Admiral Group plc (Insurance)	98,342	1,410
Aggreko plc (Commercial services & supplies)	40,545	348
Amlin plc (Insurance)	510,861	2,547
Ashmore Group plc (Capital markets)	417,821	1,304
*ASOS plc (Internet & catalog retail)	102,620	575
*Autonomy Corporation plc (Software)	183,867	4,357

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 17

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—United Kingdom—17.8%—(continued)
*The Berkeley Group Holdings plc (Household durables)	166,703	$2,210
*Blinkx plc (Internet software & services)	4,126,394	1,000
*Ceres Power Holdings plc (Electrical equipment)	482,598	1,544
Chemring Group plc (Aerospace & defense)	100,453	3,592
*Climate Exchange plc (Diversified financial services)	79,513	1,121
Connaught plc (Commercial services & supplies)	211,957	1,311
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	410,552	1,393
G4S plc (Commercial services & supplies)	831,902	2,865
*Heritage Oil plc (Oil, gas, & consumable fuels)	73,985	650
Intertek Group plc (Professional services)	165,938	2,854
Micro Focus International plc (Software)	233,481	1,442
Mothercare plc (Multiline retail)	198,795	1,572
Next plc (Multiline retail)	110,891	2,687
Petrofac, Ltd.(Energy equipment & services)	491,915	5,430
Rotork plc (Electronic equipment & instruments)	50,148	684
RPS Group plc (Commercial services & supplies)	229,266	757
Serco Group plc (Commercial services & supplies)	453,495	3,156
Ultra Electronic Holdings plc (Aerospace & defense)	78,149	1,404
VT Group plc (Aerospace & defense)	181,777	1,355
Wellstream Holdings plc (Energy equipment & services)	352,835	2,980

		51,868

Emerging Asia—10.4%
China—8.0%
China High Speed Transmission (Electrical equipment)	673,000	1,334
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants, & leisure)	34,884	1,615
*E-House (China) Holdings Limited—ADR (Real estate management & development)	170,309	2,629
Golden Eagle Retail Group, Ltd. (Multiline retail)	2,778,000	3,219
Li Ning Co., Ltd. (Textile, apparel & luxury goods)	1,105,873	3,245
Minth Group, Ltd. (Auto components)	1,921,384	1,585
*Netease.com, Inc.—ADR (Internet software & services)	148,003	5,207
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,228,800	3,149
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	903,865	1,277

		23,260

India—1.0%
*Lupin Limited (Pharmaceuticals)	80,811	1,374
Vedanta Resources plc (Metals & mining)	68,346	1,455

		2,829

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.4% —(continued)
South Korea—1.4%
Megastudy Co., Ltd. (Diversified consumer services)	15,464	$2,779
Taewoong Co., Ltd. (Machinery)	17,928	1,258

		4,037

Asia—9.0%
Australia—4.9%
Cochlear Limited (Health care equipment & supplies)	104,609	4,856
JB Hi-Fi Limited (Specialty retail)	262,382	3,241
WorleyParsons Limited (Energy equipment & services)	320,421	6,107

		14,204

Hong Kong—2.6%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	259,800	1,328
Noble Group Limited (Trading companies & distributors)	4,912,000	6,122

		7,450

New Zealand—0.4%
Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	659,758	1,243

Singapore—1.1%
Olam International, Ltd. (Food & staples retailing)	1,939,700	3,235

Canada—5.7%
Alimentation Couche-Tard, Inc. (Food & staples retailing)	62,675	758
First Quantum Minerals Ltd. (Metals & mining)	31,736	1,535
Niko Resources Ltd. (Oil, gas, & consumable fuels)	54,244	3,731
*Red Back Mining Inc. (Metals & mining)†	157,108	1,370
Ritchie Bros. Auctioneers Incorporated (Commercial services & supplies)†	52,691	1,236
Tim Hortons, Inc. (Hotels, restaurants & leisure)	154,461	3,774
*TriStar Oil & Gas, Ltd. (Oil, gas & consumable fuels)	437,668	4,135

		16,539

Emerging Latin America—3.4%
Brazil—2.2%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	83,203	756
*GVT Holding S.A. (Diversified telecommunication services)	128,544	2,139
Localiza Rent a Car S.A. (Road & rail)	109,300	675
*Lupatech S.A. (Machinery)	67,805	855
Rodobens Negocioa Imobiliarios S.A. (Household durables)	130,400	1,191
SLC Agricola S.A. (Food products)	91,100	860

		6,476

See accompanying Notes to Financial Statements.

18 Semi-Annual Report	June 30, 2009

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—3.4%—(continued)
Columbia—1.2%
* Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	437,285	$3,605

Emerging Europe, Mid-East, Africa—3.4%
Egypt—0.4%
* Orascom Development Holding AG (Hotels, restaurants & leisure)	26,858	1,207

South Africa—2.3%
* Aspen Pharmacare Holdings Limited (Pharmaceuticals)	206,539	1,468
Shoprite Holdings Limited (Food & staples retailing)	551,270	3,931
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	99,826	1,375

		6,774

Turkey—0.7%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	57,052	1,990

Total Common Stocks—98.8% (cost $259,647)		287,671

Convertible Bond
Brazil—0.2%
Lupatech S.A., 6.500% due 4/15/18 (Machinery)**	$959	502

Total Convertible Bond—0.2% (cost $502)		502

* Non-income producing securities

†= U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	19.7%
Industrials	16.1%
Information Technology	14.1%
Financials	12.8%
Energy	11.2%
Health Care	10.4%
Consumer Staples	9.2%
Materials	2.5%
Telecommunication Services	2.3%
Utilities	1.7%

Total	100.0%

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	788,845	$789

Total Investment in Affiliate—0.3% (cost $789)		789

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.158%, due 7/1/09	$500	500

Total Short-Term Investments—0.2% (cost $500)		500

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $537, collateralized by FHLMC, 5.755%, due 8/27/14	$304	304

Total Repurchase Agreement—0.1% (cost $304)		304

Total Investments—99.6% (cost $261,742)		289,766
Cash and other assets, less liabilities—0.4%		1,312

Net assets—100.0%		$291,078

** Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.02% of the net assets at June 30, 2009.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	20.9%
Japanese Yen	19.3%
British Pound Sterling	18.5%
Canadian Dollar	6.6%
U.S. Dollar	5.4%
Hong Kong Dollar	5.3%
Australian Dollar	4.9%
Swiss Franc	4.7%
Singapore Dollar	3.2%
Brazilian Real	2.4%
South African Rand	2.4%
Danish Krone	1.5%
Swedish Krona	1.4%
South Korean Won	1.4%
All other currencies	2.1%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 19

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Emerging Markets Growth Fund posted a 33.07% increase on a total return basis (Institutional Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index, gained 38.08%.

Within this environment the Fund approximated the return of the MSCI Emerging Markets Index during the first quarter, but trailed the MSCI Emerging Markets IMI Index during the second quarter. Year to date the Fund trailed the Index due to first quarter performance, particularly due to stock selection within Middle Eastern Industrials. Second quarter performance was bolstered by stock selection across most sectors, coupled with weightings and stock selection in Emerging Markets Europe, Mid-East and Africa (EMEA) and Latin America. From a sector perspective, Industrials stock selection was strong, particularly in Emerging Asia, which benefited from infrastructure growth and improving trade. Materials and Telecommunication Services stock selection also added value, with Emerging Asian companies adding value in Materials and Telecommunication Services benefitting from strength in Bharti Airtel, Ltd., MTN Group, Ltd., and Latin America as a whole. The largest detractor from relative results during the second quarter was general sector positioning; in addition, Asian Financials stock selection hampered performance.

While sector positioning did not change substantially during the second quarter, the Fund’s exposure in Emerging Asia increased from 51.0% to 59.6%, with corresponding reductions in EMEA and Latin America. As of June 30, the Fund’s largest exposures by sector were in Consumer Staples and Consumer Discretionary, 27.9% combined, Financials, 19.8%, and Information Technology, 15.5%, with minimal exposure in Utilities. The largest overweighted positions versus the Index were in Consumer Staples, Consumer Discretionary and Information Technology, with the most significant underweighting in Materials.

20 Semi-Annual Report	June 30, 2009

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 06/30/2009

	Year to Date	1 Year	3 Year	Since Inception(a)
Emerging Markets Growth Fund Institutional Class	33.07%	(39.53)%	(2.61)%	11.36%
MSCI Emerging Markets IMI Index (net)	38.08	(26.86)	3.35	10.64
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 21

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—58.5%
China—23.8%
*Baidu, Inc.—ADR (Internet software & services)	22,723	$6,842
Belle International Holdings Limited (Specialty retail)	8,710,200	7,620
China High Speed Transmission (Electrical equipment)	1,237,000	2,452
China Life Insurance Co., Ltd. (Insurance)	4,401,000	16,175
China Mobile, Ltd. (Wireless telecommunication services)	1,457,300	14,591
China Overseas Land & Investment, Ltd. (Real estate management & development)	1,850,000	4,270
China Railway Construction Corporation Limited (Construction & engineering)	7,611,500	11,680
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	3,219,406	11,762
China Vanke Co., Ltd. (Real estate management & development)	6,262,252	9,026
*China Zhongwang Holdings Limited (Metals & mining)	4,942,000	6,785
CNOOC Limited (Oil, gas & consumable fuels)	10,499,000	12,933
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants, & leisure)	47,928	2,219
Dongfeng Motor Group Company Limited (Automobiles)	8,782,000	7,366
Golden Eagle Retail Group, Ltd. (Multiline retail)	1,848,000	2,141
Guangzhou R&F Properties Co., Ltd. (Real estate management & development)	1,753,200	3,900
Hengan International Group Co., Ltd. (Personal products)	1,517,000	7,089
Industrial and Commercial Bank of China (Commercial banks)	23,800,000	16,486
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,541,000	4,522
*Netease.com, Inc.—ADR (Internet software & services)	56,029	1,971
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,700,700	4,358
Tencent Holdings, Ltd. (Internet software & services)	704,000	8,168
Want Want China Holdings Limited (Food products)	13,278,000	7,483
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	1,199,861	1,695
Zijin Mining Group Company Limited (Metals & mining)	5,582,000	5,023
ZTE Corporation (Communications equipment)	1,451,800	5,015

		181,572

India—12.4%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	260,415	11,953
*Cairn India, Ltd. (Oil, gas & consumable fuels)	2,236,800	10,840
*Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	143,836	649
HDFC Bank, Ltd. (Commercial banks)	241,090	7,515

Issuer	Shares	Value

Common Stocks—Emerging Asia—58.5%—(continued)
India—(continued)
Hero Honda Motors Limited (Automobiles)	139,910	$4,080
Hindustan Unilever, Ltd. (Household products)	1,467,448	8,167
Housing Development Finance Corp. (Thrifts & mortgage finance)	151,212	7,381
Infosys Technologies Limited (IT services)	217,979	8,061
Jindal Steel & Power Limited (Metals & mining)	69,158	3,585
Larsen & Toubro, Ltd. (Construction & engineering)	222,204	7,258
*Lupin Limited (Pharmaceuticals)	65,045	1,106
Maruti Suzuki India Limited (Automobiles)	164,394	3,656
*Reliance Industries Limited (Oil, gas & consumable fuels)	393,741	16,575
Vedanta Resources plc (Metals & mining)	186,908	3,979

		94,805

Indonesia—2.0%
PT Astra International Tbk (Automobiles)	1,071,000	2,487
PT Bank Rakyat Indonesia (Commercial banks)	14,922,000	9,149
PT London Sumatra Indonesia (Food products)	3,497,500	2,041
PT United Tractors Tbk (Machinery)	1,836,500	1,781

		15,458

Malaysia—2.2%
Bumiputra-Commerce Holdings Berhad (Commercial banks)	4,447,200	11,418
IOI Corporation Berhad (Food products)	4,126,200	5,520

		16,938

South Korea—9.4%
Amorepacific Corporation (Personal products)	6,858	3,673
Hyundai Mobis (Auto components)	39,833	3,470
Hyundai Motor Company (Automobiles)	130,362	7,540
LG Household & Health Care, Ltd. (Household products)	24,327	4,116
Megastudy Co., Ltd. (Diversified consumer services)	22,992	4,131
*NHN Corporation (Internet software & services)	56,123	7,736
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	33,490	15,485
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	99,075	14,566
Shinsegae Co., Ltd. (Food & staples retailing)	20,750	8,200
Taewoong Co., Ltd. (Machinery)	42,971	3,015

		71,932

Taiwan—7.8%
Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	605,678	2,271
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments, & components)	4,593,100	14,086

See accompanying Notes to Financial Statements.

22 Semi-Annual Report	June 30, 2009

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—58.5%—(continued)
*HTC Corporation (Computers & peripherals)	863,000	$12,127
MediaTek, Inc. (Semiconductors & semiconductor equipment)	571,000	6,779
Taiwan Semiconductor, Ltd. (Semiconductors & semiconductor equipment)	12,790,000	20,991
*Yuanta Financial Holding Co., Ltd. (Capital markets)	4,365,000	2,918

		59,172

Thailand—0.9%
CP ALL PCL (Food & staples retailing)	9,360,700	4,698
Minor International PCL (Hotels, restaurants, & leisure)	8,095,700	1,889

		6,587

Emerging Europe, Mid-East, Africa—18.4%
Czech Republic—0.9%
CEZ (Electric utilities)	155,637	7,011

Egypt—1.0%
Orascom Construction Industries (Construction & engineering)	214,950	7,296

Israel—3.5%
Israel Chemicals Limited (Chemicals)	351,550	3,450
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	463,861	22,887

		26,337

Russia—3.7%
Magnit—CLS (Food & staples retailing)†	221,146	8,251
Mobile TeleSystems OJSC—ADR (Wireless telecommunication services)	170,215	6,286
Novatek OAO—GDR (Oil, gas, & consumable fuels)	132,250	6,302
*X 5 Retail Group N.V.—GDR (Food & staples retailing)	491,050	7,526

		28,365

South Africa—7.3%
AngloGold Ashanti Limited (Metals & mining)	362,527	13,286
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	599,222	4,259
MTN Group, Ltd. (Wireless telecommunication services)	478,355	7,347
Naspers, Ltd. (Media)	630,687	16,610
Shoprite Holdings Limited (Food & staples retailing)	568,268	4,053
Standard Bank Group Limited (Commercial banks)	668,906	7,695
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	183,503	2,528

		55,778

Turkey—1.6%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	60,245	2,102

Issuer	Shares	Value

Emerging Europe, Mid-East, Africa—18.4%—(continued)
Turkey—(continued)
Coca Cola Icecek A.S. (Beverages)	346,991	$1,964
*Turkiye Garanti Bankasi A.S.—ADR (Commercial banks)	3,164,744	8,460

		12,526

United Arab Emirates—0.4%
DP World, Ltd. (Transportation infrastructure)†	9,171,808	3,311

Emerging Latin America—17.4%
Brazil—9.5%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	218,000	1,980
BM&F BOVESPA S.A. (Diversified financial services)	761,000	4,575
*BR Malls Participacoes S.A. (Real estate management & development)	242,300	1,842
*Cia Brasileira de Meios de Pagamento (IT services)	429,636	3,694
Companhia de Bebidas das Americas-AMBEV—ADR (Beverages)	230,743	14,959
*GP Investments, Ltd. (Capital markets)	548,800	2,182
*GVT Holding S.A. (Diversified telecommunication services)	454,000	7,553
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	204,615	1,963
Localiza Rent a Car S.A. (Road & rail)	575,200	3,552
*Lupatech S.A. (Machinery)	156,200	1,970
MRV Engenharia e Participacoes, S.A. (Household durables)	115,860	1,605
Natura Cosmeticos S.A. (Personal products)	370,700	4,892
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas, & consumable fuels)	7,400	3,773
Redecard S.A. (IT services)	273,600	4,210
Rodobens Negocioa Imobiliarios S.A. (Household durables)	267,300	2,442
SLC Agricola S.A. (Food products)	227,700	2,150
Totvs S.A. (Software)	60,500	2,064
Vale S.A.—ADR (Metals & mining)	379,869	6,697

		72,103

Chile—1.0%
S.A.C.I. Falabella S.A. (Multiline retail)	1,912,610	7,532

Columbia—0.6%
Ecopetrol S.A. (Oil, gas, & consumable fuels)	3,502,802	4,215

Mexico—5.0%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	3,798,500	7,370
*Desarrolladora Homex S.A.B. de C.V.—ADR (Household durables)	159,474	4,448
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	335,145	10,805
Grupo Televisa S.A.B. de C.V.—ADR (Media)	401,182	6,820
*Megacable Holdings S.A.B. de C.V. (Media)	1,158,400	1,623
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	2,318,300	6,875

		37,941

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 23

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2008 (all dollar amounts in thousands)

Issuer	Shares	Value

Emerging Latin America—17.4%—(continued)
Panama—0.3%
Copa Holdings, S.A. (Airlines)†	51,956	$2,121

Peru—1.0%
Credicorp, Ltd. (Commercial banks)†	130,979	7,623

Total Common Stocks—94.3% (cost $606,362)		718,623

Preferred Stocks
Brazil—3.9%
All America Latin Logistica (Road & rail)	576,900	3,554
Itau Unibanco Banco Multiplo S.A.—ADR (Commercial banks)	710,777	11,281
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	896,080	14,839

		29,674

Total Preferred Stocks—3.9% (cost $25,462)		29,674

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500% 4/15/18 (Machinery)**	1,602	838

Total Convertible Bond—0.1% (cost $838)		838

*Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

**Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.11% of the net assets at June 30, 2009.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	19.8%
Information Technology	15.5%
Consumer Staples	15.3%
Consumer Discretionary	12.6%
Energy	10.8%
Industrials	9.2%
Telecommunication Services	5.8%
Materials	5.7%
Health Care	4.4%
Utilities	0.9%

Total	100.0%

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	66,209	$66

Total Investment in Affiliate—0.0% (cost $66)		66

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 0.158%, due 7/1/09	$2,000	2,000

Total Short-Term Investments—0.3% (cost $2,000)		2,000

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/09 due 7/1/09, repurchase price $18,381, collateralized by FHLMC, 7.000%, due 3/15/10	$18,381	18,381

Total Repurchase Agreement—2.4% (cost $18,381)		18,381

Total Investments—101.0% (cost $653,109)		769,582
Liabilities, plus cash and other assets—(1.0)%		(7,767)

Net assets—100.0%		$761,815

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	22.8%
U.S. Dollar	16.2%
Indian Rupee	12.1%
Brazilian Real	10.8%
South Korean Won	9.6%
New Taiwan Dollar	7.6%
South African Rand	7.4%
Malaysian Ringgit	2.3%
Mexican Nuevo Peso	2.1%
Indonesian Rupiah	2.1%
Turkish Lira Spot	1.7%
Chilean Peso	1.0%
Egyptian Pound	1.0%
All Other Currencies	3.3%

Total	100.0%

See accompanying Notes to Financial Statements.

24 Semi-Annual Report	June 30, 2009

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund invests primarily in a diversified portfolio of equity securities including common stocks, issued by companies in emerging markets with a market capitalization of at least $3 billion at the time of the Fund’s investment.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Emerging Leaders Growth Fund posted a 36.19% increase on a total return basis (Institutional Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) gained 34.83%.

The Fund approximated the MSCI Emerging Markets Large Cap Index during the first quarter, but exceeded it year to date. Second quarter performance benefited from strong stock selection across most sectors. In particular, Industrials, Materials, and Telecommunication Services performed well. Within Industrials, the Fund’s Asian exposure added value, while Materials stock selection benefited from strength in Vedanta Resources plc. Telecommunication Services stock selection was bolstered by strength within Millicom International Cellular S.A., MTN Group, Ltd., and Bharti Airtel, Ltd.. Regionally, the Fund’s stock selection across sectors added value as did its general regional positioning. Mitigating these results was the Fund’s general sector positioning. Year to date, the Fund’s relative performance resulted from good stock selection across most sectors and regions.

As of June 30, the Fund maintained its Consumer Staples and Consumer Discretionary focus, although it reduced Consumer Staples from 15.8% to 9.7% and correspondingly increased Consumer Discretionary from 7.0% to 13.0% during the second quarter. In addition, it increased exposure within Asian Information Technology (IT), with IT representing a total 18.1% of the portfolio, up from 15.5% at the end of the first quarter. These increases were funded by decreases in Health Care and Telecommunication Services. Regionally, the Fund was overweighted in Asia at the expense of Emerging Markets Europe Mid-East and Africa and Latin America.

June 30, 2009	William Blair Funds 25

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 06/30/2009

	Year to Date	1 Year	Since Inception(a)
Emerging Leaders Growth Fund Institutional Class	36.19%	(32.34)%	(28.66)%
MSCI Emerging Markets Large Cap (net)	34.83	(29.08)	(23.64)
(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

26 Semi-Annual Report	June 30, 2009

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—61.1%
China—29.0%
*Baidu.com, Inc.— ADR (Internet software & services)	9,290	$2,797
Belle International Holdings Limited (Specialty retail)	2,019,000	1,766
China Construction Bank (Commercial banks)	1,922,000	1,481
China Life Insurance Co., Ltd. (Insurance)	526,000	1,933
China Oilfield Services (Energy equipment & services)	1,064,000	1,146
China Overseas Land & Investment, Ltd. (Real estate management & development)	536,240	1,238
China Railway Construction Corporation Limited (Construction & engineering)	558,500	857
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	426,500	1,558
China Vanke Co., Ltd. (Real estate management & development)	736,097	1,061
*China Zhongwang Holdings Limited (Metals & mining)	620,800	852
CNOOC Limited (Oil, gas & consumable fuels)	1,582,000	1,949
Dongfeng Motor Group Company Limited (Automobiles)	1,722,000	1,444
Hengan International Group Co., Ltd. (Personal products)	386,000	1,804
Industrial and Commercial Bank of China (Commercial banks)	4,759,000	3,296
Parkson Retail Group Limited (Multiline retail)	802,500	1,143
Tencent Holdings, Ltd. (Internet software & services)	208,400	2,418
Want Want China Holdings Limited (Food products)	2,048,000	1,154
Zijin Mining Group Company Limited (Metals & mining)	1,164,000	1,047

		28,944

India—15.7%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	31,750	1,457
*Bharti Airtel, Ltd. (Wireless telecommunication services)	63,760	1,066
*Cairn India, Ltd. (Oil, gas & consumable fuels)	527,987	2,559
HDFC Bank, Ltd. (Commercial banks)	52,600	1,639
Hero Honda Motors Limited (Automobiles)	35,518	1,036
Housing Development Finance Corp. (Thrifts & mortgage finance)	30,537	1,491
Infosys Technologies Limited (IT services)	35,731	1,321
Jindal Steel & Power Limited (Metals & mining)	9,410	488
Larsen & Toubro, Ltd. (Construction & engineering)	29,629	968
Maruti Suzuki India Limited (Automobiles)	50,786	1,129
Vedanta Resources plc (Metals & mining)	116,218	2,474

		15,628

Indonesia—2.5%
PT Astra International Tbk (Automobiles)	376,500	874
PT Bank Rakyat Indonesia (Commercial banks)	2,625,500	1,610

		2,484

Issuer	Shares	Value

Common Stocks—Emerging Asia—61.1%—(continued)
Malaysia—0.5%
Bumiputra-Commerce Holdings Berhad (Food products)	147,900	$500

South Korea—6.9%
Hyundai Motor Company (Automobiles)	33,435	1,934
*NHN Corporation (Internet software & services)	12,707	1,752
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	4,770	2,205
Shinsegae Co., Ltd. (Food & staples retailing)	2,570	1,016

		6,907

Taiwan—6.5%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	394,450	1,210
*HTC Corporation (Computers & peripherals)	109,000	1,532
MediaTek, Inc. (Semiconductors & semiconductor equipment)	100,000	1,187
Taiwan Semiconductor, Ltd. (Semiconductors & semiconductor equipment)	984,000	1,615
*Yuanta Financial Holding Co., Ltd. (Capital markets)	1,398,000	935

		6,479

Emerging Latin America—15.9%
Brazil—12.7%
BM&F Bovespa S.A. (Diversified financial services)	371,290	2,232
*Companhia Brasileira de Meios de Pagamento e Contoladas—ADR (IT services)	335,600	2,886
Companhia de Bebidas das Americas-AMBEV—ADR (Beverages)	14,982	971
Natura Cosmeticos S.A. (Personal products)	72,500	957
OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	41,102	1,684
Redecard S.A. (IT services)	114,500	1,762
Vale S.A.—ADR (Metals & mining)	125,359	2,210

		12,702

Chile—0.3%
S.A.C.I. Falabella S.A. (Multiline retail)	86,915	342

Mexico—1.5%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	514,100	1,525

Peru—1.4%
Credicorp, Ltd. (Commercial banks)†	24,736	1,440

Emerging Europe, Mid-East, Africa—10.9%
Israel—2.0%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	40,825	2,014

Russia—2.6%
Novatek OAO—GDR (Oil, gas, & consumable fuels)	17,400	829
Sberbank—CLS (Commercial banks)†	342,157	428
X5 Retail Group N.V.—GDR (Food & staples retailing)	89,450	1,370

		2,627

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 27

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2009 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Emerging Europe, Mid-East, Africa—10.9%—(continued)
South Africa—4.2%
MTN Group, Ltd. (Wireless telecommunication services)	85,908	$1,319
Naspers, Ltd. (Media)	107,400	2,829

		4,148

Turkey—2.1%
*Turkiye Garanti Bankasi A.S.—ADR (Commercial banks)	768,210	2,054

Total Common Stocks— 87.9% (cost $71,774)		87,794

Preferred Stocks
Brazil—5.5%
Banco Itau Holding Financeira S.A.—ADR (Commercial banks)	135,714	2,154
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	198,992	3,295

		5,449

Total Preferred Stocks—5.5% (cost $3,761)		5,449

* = Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials.	23.9%
Information Technology	18.5%
Energy	13.5%
Consumer Discretionary	13.0%
Consumer Staples	9.7%
Materials	7.3%
Industrials	6.4%
Exchange-Traded Fund	3.1%
Telecommunication Services	2.5%
Health Care	2.1%

Total	100.0%

Issuer	Shares or Principal Amount	Value

Exchange-Traded Fund
China—3.0%
iShares FTSE/Xinhua A50 China Tracker	1,679,000	$3,003

Total Exchange-Traded Fund—3.0% (cost $2,676)		3,003

Investment in Affiliate
William Blair Ready Reserves Fund	440,240	440

Total Investment in Affiliate—0.4% (cost $440)		440

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $ 5,459, collateralized by FHLB, 0.900% due 4/08/10	$5,459	5,459

Total Repurchase Agreement—5.5% (cost $5,459)		5,459

Total Investments—102.3% (cost $84,112)		102,145
Liabilities, plus cash and other assets—(2.3)%		(2,335)

Net assets—100.0%		$99,810

At June 30, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar .	30.3%
U.S. Dollar	14.3%
Brazilian Real	13.8%
Indian Rupee	13.7%
South Korean Won	7.2%
New Taiwan Dollar	6.7%
South African Rand	4.3%
Indonesian Rupiah	2.6%
British Pound Sterling	2.6%
New Turkish Lira	2.1%
Mexican Nuevo Peso	1.6%
Other currencies	0.8%

Total	100.0%

See accompanying Notes to Financial Statements.

28 Semi-Annual Report	June 30, 2009

Christopher T. Vincent

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Bond Fund posted a 5.15% increase on a total return basis (Institutional Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 1.90%.

In less than one year the fixed income markets have experienced returns of a magnitude not seen in the last 10 years, including two of the best and worst quarters during that time.

We believe that many of the U.S. government’s financial recovery programs helped the fixed income markets stabilize, provided investors additional time to more calmly evaluate investment opportunities, and have taken the “worst-case” doomsday scenarios for the financial markets off the table. Investors have been able to step back, recognize good value, and take advantage of opportunities that might come along once in 15 years.

During the first quarter the Federal Reserve Board applied an additional and non-traditional monetary policy of purchasing securities to try to lower mortgage rates. The Federal Reserve’s (the “Fed”) move followed a very similar one by U.K. monetary authorities, and marked the third time since the Second World War that the Fed has pursued this type of quantitative easing policy.

The Fed was indeed successful in bringing rates on 30-year fixed rate mortgages down, starting a mini-refinancing wave that continued into the second quarter.

To restart consumer lending, in March 2009 the Federal Reserve first implemented TALF, the Term Asset-Backed Securities Loan Facility, a program announced in November of 2008. TALF supports the issuance of asset-backed securities (ABS) collateralized by student loans, auto loans, credit card loans, and loans guaranteed by the Small Business Administration (SBA). Following moderate success late in the first quarter with the issuance of auto loans that were securitized, this program gained important momentum in the second quarter.

In late March, U.S. Treasury Secretary Geithner unveiled the Public-Private Investment Program (P-PIP) to buy toxic assets from banks’ balance sheets, and the program was met with guarded optimism in the marketplace.

Lastly, the “stress test” results released by the Obama administration for many of the largest financial institutions were also acceptable, allowing these firms to raise equity capital, even at its dilutive cost.

The fixed-income markets moved from a period of extreme risk aversion during the fourth quarter of last year to one where investors sought to add risk.

Corporate Bonds were clearly the beneficiaries of the favorable move in equity prices, which started during the middle of March. The strength in investment grade bond prices helped provide a sense of stability and normalization to the credit markets, and ultimately to investment grade risk premiums or spreads. As this normalcy returned to the investment grade bond market, investors recognized value in quality liquid, fixed-income securities.

Excess returns were positive across the “spread” sectors during the second quarter, but were led by the returns in the Corporate Bond sector, which experienced its best quarter in more than 20 years.

June 30, 2009	William Blair Funds 29

The Fund’s emphasis on Corporate Bonds and Agency Mortgage-backed securities, and a corresponding underweight to U.S. Treasury securities helped performance.

Offsetting this strong performance was the Fund’s lack of exposure to lower quality, high-yield securities, as many of these issues continued to rebound. In addition, the Fund’s longer duration hurt performance somewhat as interest rates continued to rise in early June.

The Fund’s current strategy is to maintain a minimum position in U.S. Treasury securities because of the attractiveness of the two major spread sectors, Agency Mortgage-backed securities and investment grade Corporate Bonds.

Although the majority of the rally in the fixed-income markets may have already occurred, we do continue to think there is value in those two sectors.

We were significant buyers of investment grade Corporate Bonds, primarily in the new issue market during the first half of the year, and in the secondary market as well, taking advantage of the favorable market fundamentals.

The first half of the year was characterized by valuations we would describe as exceptionally cheap and attractive for fixed income investors. As a result, quite a bit of cash came into the fixed income market.

Now, however, the market appears to be waiting for the economic fundamentals to get caught up to the buying that has occurred. The market’s focus has shifted away from imminent disaster towards looming recession. Economic fundamentals seemed to have improved, albeit slightly.

Eventually there will be inventory restocking, from which we expect the economy to receive a bounce in the third quarter of this year. However, the question remains as to the extent this restocking will stimulate additional demand for products and services.

Capital market liquidity has improved markedly and companies have been able to return to the bond and loan markets after being shut out for 2-3 quarters, new corporate bond issuance continues at a record pace as issuers take advantage of this liquidity.

Policy makers continue to remain supportive with government programs. In addition to extending the expiration of a number of programs, 10 of the largest financial institutions were approved to pay back loans from the Troubled Asset Relief Program (TARP) program.

30 Semi-Annual Report	June 30, 2009

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 06/30/2009

	Year to Date	1 Year	Since Inception(a)
Bond Fund Institutional Class	5.15%	6.12%	5.27%
Barclays Capital U.S. Aggregate Bond Index	1.90	6.05	5.55
(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2009. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2009	William Blair Funds 31

Bond Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—49.9%
U.S. Treasury Inflation Indexed Notes/Bonds—1.9%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	$580	$595
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	1,057	1,103
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	649	823

Total U.S. Treasury Inflation Indexed Notes/Bonds	2,286	2,521

U.S. Treasury—3.0%
U.S. Treasury Note, 4.750%, due 5/15/14	895	987
U.S. Treasury Note, 4.750%, due 8/15/17	1,300	1,425
U.S. Treasury Note, 3.125%, due 5/15/19	1,500	1,451

Total U.S. Treasury Obligations	3,695	3,863

Government National Mortgage Association (GNMA)—0.6%
GNR 2006-67 GB, 4.214%, due 9/16/34	750	772

Federal Home Loan Mortgage Corp. (FHLMC)—8.2%
#G10330, 7.000%, due 1/1/10	1	1
#G90024, 7.000%, due 1/20/13	86	92
#G30093, 7.000%, due 12/1/17	53	58
#G30255, 7.000%, due 7/1/21	109	119
#G12792, 4.500%, due 12/1/21	738	759
#E02360, 6.500%, due 7/1/22	750	795
#D95897, 5.500%, due 3/1/23	370	385
#G30372, 5.000%, due 9/1/27	859	883
#G10728, 7.500%, due 7/1/32	381	413
#C01385, 6.500%, due 8/1/32	572	613
#A62179, 6.000%, due 6/1/37	1,259	1,330
#A63539, 6.000%, due 7/1/37	1,720	1,819
#G03170, 6.500%, due 8/1/37	1,431	1,529
#A78138, 5.500%, due 6/1/38	1,836	1,908

Total FHLMC Mortgage Obligations	10,165	10,704

Federal National Mortgage Association (FNMA)—36.2%
#535559, 7.500%, due 9/1/12	330	342
#598453, 7.000%, due 6/1/15	4	4
#689612, 5.000%, due 5/1/18	645	672
#747903, 4.500%, due 6/1/19	563	583
#745735, 5.000%, due 3/1/21	855	891
#253847, 6.000%, due 5/1/21	386	409
#900725, 6.000%, due 8/1/21	311	332
#255956, 5.500%, due 10/1/25	2,900	3,015
#545437, 7.000%, due 2/1/32	288	316
#545759, 6.500%, due 7/1/32	3,229	3,469
#254548, 5.500%, due 12/1/32	1,435	1,490
#555522, 5.000%, due 6/1/33	710	726
#190337, 5.000%, due 7/1/33	857	877
#190340, 5.000%, due 9/1/33	2,672	2,734
#254868, 5.000%, due 9/1/33	1,294	1,323

Issuer	NRSRO Rating	Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#555800, 5.500%, due 10/1/33		$628	$652
#555783, 4.500%, due 10/1/33		2,374	2,381
#555880, 5.500%, due 11/1/33		725	752
#725027, 5.000%, due 11/1/33		1,043	1,067
#756153, 5.500%, due 11/1/33		1,615	1,676
#725205, 5.000%, due 3/1/34		2,071	2,119
#725220, 5.000%, due 3/1/34		1,004	1,027
#725232, 5.000%, due 3/1/34		2,108	2,157
#725238, 5.000%, due 3/1/34		1,820	1,863
#725424, 5.500%, due 4/1/34		778	807
#725611, 5.500%, due 6/1/34		649	674
#786546, 6.000%, due 7/1/34		1,273	1,348
#190353, 5.000%, due 8/1/34		551	563
#745092, 6.500%, due 7/1/35		898	965
#848782, 6.500%, due 1/1/36		1,296	1,388
#849191, 6.000%, due 1/1/36		143	151
#745349, 6.500%, due 2/1/36		1,732	1,849
#893318, 6.500%, due 8/1/36		392	420
#256859, 5.500%, due 8/1/37		1,699	1,750
#948689, 6.000%, due 8/1/37		2,165	2,265
#888967, 6.000%, due 12/1/37		1,850	1,946
#934006, 6.500%, due 9/1/38		2,149	2,313

Total FNMA Mortgage Obligations		45,442	47,316

Non-Agency Mortgage-Backed and Asset-Backed Obligations—2.0%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA+	291	245
First Plus 1997-4 M1, 7.640%, due 9/11/23	AA	214	214
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	133	78
LSSCO, 2004-2, Tranche M2, 4.549%, due 2/28/33, VRN*	A	178	119
CWL, 2003-5, Tranche MF2, 5.959%, due 11/25/33	Aa3	211	91
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, due 7/25/34	A	469	84
FHASI, 2004-AR4, Tranche 3A1, 4.617%, due 8/25/34, VRN	AAA	618	531
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	20	7
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA+	108	97
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2A, 4.840%, due 6/25/35	AAA	157	155
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2C, 4.950%, due 6/25/35	AAA	73	72
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2B, 6.500%, due 6/25/35	AAA	97	96

See accompanying Notes to Financial Statements.

32 Semi-Annual Report	June 30, 2009

Bond Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Non-Agency Mortgage-Backed and Asset-Backed Obligations—(continued)
Chase Mortgage Finance Corporation, 2006-A1, Tranche 2A3, 6.000%, due 9/25/36	BB	$700	$339
Mid-State Trust 2004-1, Tranche A, 6.005%, due 8/15/37	AAA	694	517

Total Non-Agency Mortgage-Backed Obligations		3,963	2,645

Corporate Obligations—46.1%
HSBC Finance Corporation, 8.000%, due 7/15/10	AA-	500	519
General Dynamics, 1.800%, due 7/15/11	A	500	499
Morgan Stanley Dean Witter & Co., 6.600%, due 4/1/12	A	545	577
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	1,000	1,017
Cox Communications, Inc., 7.125%, due 10/1/12	BBB	400	430
Boeing Capital Corporation, 5.800%, due 1/15/13	A+	850	911
Wells Fargo & Company, 4.375%, due 1/31/13	AA	350	353
The Kroger Co., 5.500%, due 2/1/13	Baa2	430	444
PepsiCo, Inc., 4.650%, due 2/15/13	Aa2	550	577
Weatherford International, Ltd., 5.150%, due 3/15/13	BBB+	650	648
John Deere Capital Corporation, 4.500%, due 4/3/13	A	700	714
Citigroup Inc., 5.500%, due 4/11/13	A+	1,500	1,406
General Electric Capital Corporation, 4.800%, due 5/1/13	AA+	600	601
Novartis Capital Corporation, 4.125%, due 2/10/14	Aa2	600	618
CME Group, Inc., 5.750%, due 2/15/14	AA	700	746
PACCAR, Inc., 6.875%, due 2/15/14	AA-	800	876
PepsiAmericas, Inc., 4.375%, due 2/15/14	A+	300	302
American Movil S.A.B. de C.V., 5.500%, due 3/1/14	A3	700	714
Coca-Cola Enterprises, Inc., 7.375%, due 3/3/14	A	1,000	1,144
Smith International, Inc., 8.625%, due 3/15/14	BBB+	900	985
General Electric Capital Corporation, 5.900%, due 5/13/14	AA+	225	230
Bank Of America, 7.375%, due 5/15/14	A+	700	723
American Express Company, 7.250%, due 5/20/14	A+	500	517
Capital One Financial Corporation, 7.375%, due 5/23/14	A-	1,235	1,274
State Street Corporation, 4.300%, due 5/30/14	A+	350	346
Hewlett-Packard Company, 4.750%, due 6/2/14	A+	800	835
Petrohawk Energy Corporation, 10.500%, due 8/1/14	B	500	511

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
AT&T, Inc., 5.100%, due 9/15/14	A	$1,250	$1,298
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	A1	545	548
CODELCO, Inc. - 144A, 4.750%, due 10/15/14	A1	400	412
DuPont (E.I.) de Nemours and Company, 4.750%, due 3/15/15	A	500	519
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	750	751
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-	700	713
Owens-Brockway, 7.375%, due 5/15/16	BB+	750	728
MetLife, Inc., 6.750%, due 6/1/16	A2	1,000	1,018
SABMiller plc, 6.500%, due 7/1/16	BBB+	700	698
Petrobras International Finance Company, 6.125%, due 10/6/16	Baa1	400	410
DuPont (E.I.) de Nemours and Company, 5.250%, due 12/15/16	A	500	520
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	371
Corrections Corporation of America, 7.750%, due 6/1/17	BB	575	566
ERP Operating LP, 5.750%, due 6/15/17	A-	600	560
J.P. Morgan Chase & Co., 6.125%, due 6/27/17	A1	600	593
BB&T Corporation, 4.900%, due 6/30/17	A+	665	591
American Express Company, 6.150%, due 8/28/17	A+	1,000	922
IBM Corporation, 5.700%, due 9/14/17	A+	1,250	1,327
Exelon Generation Company, LLC., 6.200%, due 10/1/17	A3	1,100	1,095
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	950	971
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	800	806
Wells Fargo & Company, 5.625%, due 12/11/17	AA	1,000	984
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	350	360
The Goldman Sachs Group, Inc., 6.150%, due 4/1/18	A1	950	925
Morgan Stanley, 6.625%, due 4/1/18	A	950	947
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	350	331
Philip Morris International, Inc., 5.650%, due 5/16/18	A+	1,000	1,048
B/E Aerospace, 8.500%, due 7/1/18	BB+	500	471
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	1,000	1,042
Verizon Communications, Inc., 8.750%, due 11/1/18	A	330	391
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A+	1,075	992
Anheuser-Busch InBev, 7.750%, due 1/15/19	BBB+	700	766

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 33

Bond Fund

Portfolio of Investments, June 30, 2009 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(Continued)
FedEx Corporation, 8.000%, due 1/15/19	BBB	$750	$855
CSX Corporation, 7.375%, due 2/1/19	BBB-	800	869
McDonald’s Corporation, 5.000%, due 2/1/19	A	750	769
Honeywell International, Inc., 5.000%, due 2/15/19	A	925	945
Pfizer, Inc., 6.200%, due 3/15/19	AAA	1,250	1,367
Abbott Laboratories, 5.125%, due 4/1/19	AA	900	927
BHP Billiton Finance (USA) Limited, 6.500%, due 4/1/19	A+	1,300	1,444
Owens Corning, 9.000%, due 6/15/19	BBB-	950	921
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB	1,300	1,290
Halliburton Company, 6.150%, due 9/15/19	A	1,250	1,353
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2	400	366
Southwest Airlines Co., 6.150%, due 8/1/22	Aa3	713	674
The Kroger Co., 8.000%, due 9/15/29	Baa2	325	366
Conoco Funding Company, 7.250%, due 10/15/31	A1	400	438
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	400	358
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A	750	778
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A1	500	503
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	641

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as

S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

*Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.38% of the net assets at June 30, 2009.

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(Continued)
Kraft Foods, Inc., 6.875%, due 2/1/38	BBB+	425	450
J.P. Morgan Chase & Co., 6.400%, due 5/15/38	Aa3	350	351
Cox Communications, Inc., 6.950%, due 6/1/38	BBB	350	337
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	675
ConocoPhillips Company, 6.500%, due 2/1/39	A1	400	426
Verizon Communications, Inc., 8.950%, due 3/1/39	A	600	758
Florida Power and Light Group Capital, Inc., 6.650%, due 6/15/67, VRN	A3	300	240

Total Corporate Obligations		58,963	60,292

Total Fixed Income—98.0% (Cost $125,653)		125,264	128,113

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/09, due 7/1/09, repurchase price $1,456, collateralized by FHLB, 0.900%, due 4/8/10		1,456	1,456

Total Repurchase Agreement—1.1% (Cost $1,456)		1,456	1,456

Total Investments—99.1% (cost $127,109)		129,569	129,569

Cash and other assets, less liabilities—0.9%			1,242

Net assets—100.0%			$130,811

See accompanying Notes to Financial Statements.

34 Semi-Annual Report	June 30, 2009

Statements of Assets and Liabilities

June 30, 2009 (dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$951,156	$283,296	$260,953
Investments in Affiliated Fund, at cost	4,535	953	789

Investments in securities, at value	$1,107,268	$316,915	$288,977
Investments in Affiliated Fund, at value	4,535	953	789
Foreign currency, at value (cost $8,402, $105 and $335)	8,419	105	335
Receivable for fund shares sold	—	3	173
Receivable for securities sold	4,199	4,939	2,769
Dividend and interest receivable	3,611	900	693

Total assets	1,128,032	323,815	293,736
Liabilities
Payable for investment securities purchased	10,264	5,549	1,212
Payable for fund shares redeemed	62	—	1,129
Management fee payable	909	224	262
Distribution fee payable	—	—	20
Foreign tax withholdings liability	156	26	12
Other accrued expenses	146	50	23

Total liabilities	11,537	5,849	2,658

Net Assets	$1,116,495	$317,966	$291,078

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$110	$39	$35
Capital paid in excess of par value	1,551,751	502,248	472,097
Accumulated net investment income (loss)	11,458	2,664	1,144
Accumulated realized gain (loss)	(602,999)	(220,579)	(210,223)
Net unrealized appreciation (depreciation) of investments and foreign currencies	156,175	33,594	28,025

Net Assets	$1,116,495	$317,966	$291,078

Net Assets	$1,116,495	$317,966
Shares Outstanding	110,206,925	38,718,273
Net Asset Value Per Share	$10.13	$8.21
Institutional Share Class
Net Assets			$169,442
Shares Outstanding			20,244,634
Net Asset Value Per Share			$8.37

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 35

Statements of Operations

For the Period Ended June 30, 2009 (all amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$15,333	$4,996	$3,169
Less foreign tax withheld	(1,067)	(421)	(205)
Dividend Income from Affiliated Fund	7	4	2
Interest	31	6	9

Total income	14,304	4,585	2,975
Expenses
Investment advisory fees	4,736	1,495	1,388
Distribution fees	—	—	13
Shareholder services fees	—	—	73
Custodian fees	165	73	69
Transfer agent fees	14	5	47
Professional fees	36	26	16
Registration fees	27	15	35
Other expenses	52	30	73

Total expenses before waiver	5,030	1,644	1,714
Expenses reimbursed to (waived or absorbed by) the Advisor	—	—	(3)

Net expenses	5,030	1,644	1,711

Net investment income (loss)	9,274	2,941	1,264
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(239,237)	(81,779)	(66,506)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(1,453)	(505)	(121)

Total net realized gain (loss)	(240,690)	(82,284)	(66,627)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	399,999	100,901	129,247

Net increase (decrease) in net assets resulting from operations	$168,583	$21,558	$63,884

See accompanying Notes to Financial Statements.

36 Semi-Annual Report	June 30, 2009

Statements of Changes in Net Assets

For the Period Ended June 30, 2009 and the Year Ended December 31, 2008 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2009	2008	2009	2008	2009	2007
	(Unaudited)		(Unaudited)		(Unaudited)
Operations
Net investment income (loss)	$9,274	$27,956	$2,941	$6,512	$1,264	$772
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(240,690)	(351,750)	(82,284)	(137,158)	(66,627)	(143,651)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	399,999	(788,174)	100,901	(204,958)	129,247	(138,270)

Net increase (decrease) in net assets resulting from operations	168,583	(1,111,968)	21,558	(335,604)	63,884	(281,149)
Distributions to shareholders from
Net investment income	—	—	—	—	—	—
Net realized gain	—	(59,710)	—	(6,489)	—	(4,881)

	—	(59,710)	—	(6,489)	—	(4,881)
Capital stock transactions
Net proceeds from sale of shares	54,550	133,829	7,637	126,297	30,264	259,319
Shares issued in reinvestment of income dividends and capital gain distributions	—	59,025	—	6,176	—	4,719
Less cost of shares redeemed	(104,904)	(168,222)	(71,680)	(48,108)	(95,058)	(87,479)

Net increase (decrease) in net assets resulting from capital share transactions	(50,354)	24,632	(64,043)	84,365	(64,794)	176,559

Increase (decrease) in net assets	118,229	(1,147,046)	(42,485)	(257,728)	(910)	(109,471)
Net assets
Beginning of year	$998,266	$2,145,312	$360,451	$618,179	$291,988	$401,459

End of period	$1,116,495	$998,266	$317,966	$360,451	$291,078	$291,988

Undistributed net investment income (loss) at the end of the period	$11,458	$2,184	$2,664	$(277)	$1,144	$(120)

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 37

Statements of Assets and Liabilities

June 30, 2009 (dollar amounts in thousands) (unaudited)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund
Assets
Investments in securities, at cost	$653,043	$83,672	$127,109
Investments in Affiliated Fund, at cost	66	440	—

Investments in securities, at value	$769,516	$101,705	$129,569
Investments in Affiliated Fund, at value	66	440	—
Foreign currency, at value (cost $—, $235, $—)	—	236	—
Receivable for securities sold	160	1,597	100
Receivable for fund shares sold	160	151	436
Receivable from Advisor	—	—	10
Dividend and interest receivable	2,334	282	1,323

Total assets	772,236	104,411	131,438
Liabilities
Payable for investment securities purchased	9,032	4,455	98
Payable for fund shares redeemed	385	—	471
Management fee payable	730	85	24
Distribution fee payable	16	1	—
Shareholder service payable	—	—	14
Foreign tax withholdings liability	218	32	—
Other accrued expenses	40	28	20

Total liabilities	10,421	4,601	627

Net Assets	$761,815	$99,810	$130,811

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$76	$15	$13
Capital paid in excess of par value	951,989	127,432	129,382
Accumulated net investment income (loss)	1,855	216	287
Accumulated realized gain (loss)	(308,595)	(45,872)	(1,331)
Net unrealized appreciation (depreciation) of investments and foreign currencies	116,490	18,019	2,460

Net Assets	$761,815	$99,810	$130,811

Net Assets	$609,552	$94,528	$15,447
Shares Outstanding	60,608,254	14,530,291	1,546,840
Net Asset Value Per Share	$10.06	$6.51	$9.99

See accompanying Notes to Financial Statements.

38 Semi-Annual Report	June 30, 2009

Statements of Operations

For the Period Ended June 30, 2009 (all amounts in thousands) (unaudited)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund

Investment income
Dividends	$6,201	$744	$—
Less foreign tax withheld	(417)	(52)	—
Dividend Income from Affiliated Fund	1	—	—
Interest	21	1	2,941

Total income	5,806	693	2,941
Expenses
Investment advisory fees	2,780	372	158
Distribution fees	22	—	1
Shareholder services fees	81	2	68
Custodian fees	227	58	29
Transfer agent fees	58	1	19
Professional fees	30	17	16
Registration fees	54	17	20
Other expenses	49	17	2

Total expenses before waiver	3,301	484	313
Less Expense waived by Advisor	(24)	(59)	(59)

Net expenses	3,277	425	254

Net investment income (loss)	2,529	268	2,687
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(139,620)	(10,801)	(179)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(703)	(165)	—

Total net realized gain (loss)	(140,323)	(10,966)	(179)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	306,600	35,180	3,176

Net increase (decrease) in net assets resulting from operations	$168,806	$24,482	$5,684

See accompanying Notes to Financial Statements.

June 30, 2009	William Blair Funds 39

Statements of Changes in Net Assets

For the Period Ended June 30, 2009 and the Year Ended December 31, 2008 (all amounts in thousands)

	Emerging Markets Growth Fund		Emerging Leaders Growth Fund		Bond Fund
	2009	2008	2009	2008(a)	2009	2008
Operations
Net investment income (loss)	$2,529	$7,819	$268	$359	$2,687	$3,542
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(140,323)	(167,170)	(10,966)	(32,250)	(179)	(923)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	306,600	(484,606)	35,180	(17,161)	3,176	(1,455)

Net increase (decrease) in net assets resulting from operations	168,806	(643,957)	24,482	(49,052)	5,684	1,148
Distributions to shareholders from
Net investment income	—	—	—	(87)	(2,433)	(3,517)
Net realized gain	—	(41,761)	—	—	—	—

	—	(41,761)	—	(87)	(2,433)	(3,517)
Capital stock transactions
Net proceeds from sale of shares	256,587	81,613	29,806	107,010	58,211	18,146
Shares issued in reinvestment of income dividends and capital gain distributions	—	41,234	—	80	1,620	2,956
Less cost of shares redeemed	(49,166)	(217,395)	(1,154)	(8,275)	(6,884)	(12,603)

Net increase (decrease) in net assets resulting from capital share transactions	207,421	(94,548)	28,652	98,815	52,947	8,499

Increase (decrease) in net assets	376,227	(780,266)	53,134	49,676	56,198	6,130
Net assets
Beginning of year	$385,588	$1,165,854	$46,676	$—	$74,613	$68,483

End of period	$761,815	$385,588	$99,810	$49,676	$130,811	$74,613

Undistributed net investment income (loss) at the end of the year	$1,855	$(674)	$216	$(52)	$287	$10

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

See accompanying Notes to Financial Statements.

40 Semi-Annual Report	June 30, 2009

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the William Blair Funds’ (the “Fund”) significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following seventeen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Equity Portfolios
Growth	International Growth
Large Cap Growth	International Equity
Small Cap Growth	Institutional International Growth
Mid Cap Growth	Institutional International Equity
Small-Mid Cap Growth	International Small Cap Growth
Value Discovery	Emerging Markets Growth
Global Equity Portfolio	Emerging Leaders Growth
Global Growth	Fixed-Income Portfolios
Bond
Income

Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, and the Bond Portfolio are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund, Emerging Markets Growth Fund, and the Bond Fund currently exist: N, I and Institutional. Two different classes of shares of the Emerging Leaders Growth Fund currently exist: I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million ($2 million for the Bond Portfolio).

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

June 30, 2009	William Blair Funds 41

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of international securities to no longer be representative or accurate and, as a result, necessitates that such securities be fair valued on a daily basis. Accordingly, for international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price). The independent pricing service may not provide a fair value price for all international securities owned by a Portfolio trading on a foreign exchange or market that closes before the close of regular trading on the New York Stock Exchange. For these securities and all other foreign securities, the value of the security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or matrixes that produce estimates of fair market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of June 30, 2009, there were no securities held in the Portfolios requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuation in the foreign currency rate versus the United States dollar are recorded on the Statement of Operations as a component of net realized gains/(losses) on foreign currency translation and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments. The interest rate shown on the Portfolio of Investments for the Bond Fund were the rates in effect on June 30, 2009. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2009, the Bond Portfolio recognized an increase of interest income and a decrease of net realized loss of $(22) (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

42 Semi-Annual Report	June 30, 2009

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for all Portfolios covered by this report except the Bond Portfolio which is declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond Portfolio) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

These Portfolios (excluding the Bond Portfolio) may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, or (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes, the foreign currency gains and losses are treated as ordinary income.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies.

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth, and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of FASB (Financial Accounting Standards Board) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements as of December 31, 2008 and June 30, 2009.

The statute of limitations on the Funds’ tax returns remains open for the tax years 2005, 2006, 2007 and 2008 are still subject to examination.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2009 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$979,588	$173,878	$41,600	$132,278
Institutional International Equity	294,666	33,409	10,232	23,177
International Small Cap Growth	268,754	37,032	16,019	21,013
Emerging Markets Growth	694,957	83,472	8,830	74,642
Emerging Leaders Growth	89,769	12,986	624	12,362
Bond	127,203	3,913	1,547	2,366

June 30, 2009	William Blair Funds 43

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2008 (the Funds’ most recent fiscal year end), the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Institutional International Growth	$9,765	$(9,765)	$—
Institutional International Equity	1,748	(786)	(962)
International Small Cap Growth	1,887	779	(2,666)
Emerging Markets Growth	1,356	778	(2,134)
Emerging Leaders Growth	(324)	344	(20)
Bond	(16)	16	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2008 and 2007 was as follows (in thousands):

	Distributions Paid in 2008			Distributions Paid in 2007
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional International Growth	$1,671	$58,039	$59,710	$39,677	$295,027	$334,704
Institutional International Equity	1,947	4,542	6,489	24,899	41,300	66,199
International Small Cap Growth	—	4,881	4,881	9,634	20,840	30,474
Emerging Markets Growth	10,054	31,707	41,761	71,085	136,562	207,647
Emerging Leaders Growth	87	—	87	N/A	N/A	N/A
Bond	3,517	—	3,517	1,892	—	1,892

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$3,736	$335,440	$—	$(272,245)
Institutional International Equity	—	125,135	—	(80,744)
International Small Cap Growth	—	136,035	—	(108,903)
Emerging Markets Growth	—	143,989	—	(215,067)
Emerging Leaders Growth	—	29,366	—	(22,753)
Bond	10	981	—	(864)

At December 31, 2008, the Portfolios have unused capital loss carry forwards available for Federal income tax purposes to be applied against future gains, if any. In not applied the carryforward will expire as follows (in thousands):

Portfolio	2009	2010	2011	2012	2013	2014	2015	2016	Total
Institutional International Growth	$—	$—	$—	$—	$—	$—	$—	$188,201	$188,201
Institutional International Equity	—	—	—	—	—	—	—	83,536	83,536
International Small Cap Growth	—	—	—	—	—	—	—	81,949	81,949
Emerging Markets Growth	—	—	—	—	—	—	—	84,442	84,442
Emerging Leaders Growth	—	—	—	—	—	—	—	21,249	21,249
Bond	—	—	—	—	—	—	135	559	694

44 Semi-Annual Report	June 30, 2009

For the period from November 1, 2008 through December 31, 2008, the following Portfolios incurred net realized capital losses, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2009 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Institutional International Growth	$145,693	$1,246	$554
Institutional International Equity	41,322	366	—
International Small Cap Growth	53,966	120	—
Emerging Markets Growth	59,152	395	—
Emerging Leaders Growth	8,083	34	—
Bond	287	—	—

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with State Street Bank & Trust Company (the Fund’s Custodian), Bank of America, Goldman Sachs Group Inc., and Fixed Income Clearing Corporation, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the counterparty and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

The Portfolios adopted SFAS (Statement of Financial Accounting Standards) No. 157 effective January 1, 2008. In accordance with SFAS 157, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. SFAS 157 established a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—Quoted prices in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At June 30, 2009, the Portfolios held no other financial instruments, such as, options, futures, or foreign currency forward contracts, that required fair valuation.

June 30, 2009	William Blair Funds 45

As of June 30, 2009, the hierarchical input levels of securities in each Portfolio are as follows (in thousands):

	Institutional International Growth				Institutional International Equity
	Level I	Level 2	Level 3	Total	Level I	Level 2	Level 3	Total
Consumer Discretionary	$14,381	$177,264	$—	$191,645	$1,754	$25,548	$—	$27,302
Consumer Staples	18,748	119,629	—	138,377	4,454	21,452	—	25,906
Energy	2,760	104,860	—	107,620	5,974	32,484	—	38,458
Financials	30,302	185,267	—	215,569	9,063	43,874	—	52,937
Health Care	6,186	56,660	—	62,846	7,477	21,875	—	29,352
Industrials	10,611	190,540	—	201,151	10,715	51,077	—	61,792
Information Technology	25,391	48,955	—	74,346	4,944	23,110	—	28,054
Materials	13,746	48,149	—	61,895	4,784	9,561	—	14,345
Telecommunication Services	6,761	22,090	—	28,851	—	18,571	—	18,571
Utilities	—	23,100	—	23,100	—	7,154	—	7,154
Short-Term Investments	4,535	1,868	—	6,403	953	13,044	—	13,997

Portfolio Total	$133,421	$978,382	$—	$1,111,803	$50,118	$267,750	$—	$317,868

	133421	978,382

	International Small Cap Growth				Emerging Markets Growth
	Level I	Level 2	Level 3	Total	Level I	Level 2	Level 3	Total
Consumer Discretionary	$7,336	$49,330	$—	$56,666	$30,558	$63,623	$—	$94,181
Consumer Staples	1,618	24,983	—	26,601	44,379	70,185	—	114,564
Energy	11,471	20,672	—	32,143	22,828	58,412	—	81,240
Financials	2,630	34,395	—	37,025	36,981	111,443	—	148,424
Health Care	2,676	27,327	—	30,003	22,888	10,371	—	33,259
Industrials	2,766	43,521	—	46,287	18,202	50,496	—	68,698
Information Technology	5,207	35,517	—	40,724	17,358	98,448	—	115,806
Materials	2,904	4,249	—	7,153	13,482	29,323	—	42,805
Telecommunication Services	4,298	2,421	—	6,719	21,209	21,938	—	43,147
Utilities	—	4,852	—	4,852	—	7,011	—	7,011
Short-Term Investments	789	804	—	1,593	66	20,381	—	20,447

Portfolio Total	$41,695	$248,071	$—	$289,766	$227,951	$541,631	$—	$769,582

46 Semi-Annual Report	June 30, 2009

	Emerging Leaders Growth
	Level I	Level 2	Level 3	Total
Consumer Discretionary	$342	$12,155	$—	$12,497
Consumer Staples	3,753	5,543	—	9,296
Energy	4,980	8,041	—	13,021
Financials	10,468	15,526	—	25,994
Health Care	2,014	—	—	2,014
Industrials	2,886	3,282	—	6,168
Information Technology	4,559	13,240	—	17,799
Materials	3,062	4,010	—	7,072
Telecommunication Services	—	2,385	—	2,385
Utilities	—	—	—	—
Short-Term Investments	440	5,459	—	5,899

Portfolio Total	$32,504	$69,641	$—	$102,145

	Bond
	Level I	Level 2	Level 3	Total
Corporate Obligations	$—	$60,292	$—	$60,292
Non-Agency Mortgage & Asset Backed	—	2,645	—	2,645
U.S. Government Agency	—	58,792	—	58,792
United States Treasury	3,863	2,521	—	6,384
Short-Term Investments	—	1,456	—	1,456

Portfolio Total	$3,863	$125,706	$—	$129,569

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2009	Net Purchases/ Sales	Transfers to Level 3	Change in Unrealized Gain(Loss)	Realized Gain (Loss)	Balance June 30, 2009
Bond	43	(15)	—	(28)	(56)	—

(k) U.S. Department of The Treasury’s Temporary Guaranty Program

On October 2, 2008, the Board of Trustees approved the participation of the Ready Reserve Portfolio in the U.S. Department of the Treasury’s Temporary Guaranty Program for Money Markets Funds (“Program”). The Program protects the NAV of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 are not guaranteed. If a customer closes his or her account with the Portfolio or a broker-dealer or other intermediary, any future investment in the Portfolio will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund. The Portfolio bears the expense of its participation in the Program without regard to any expense caps currently in place. The fee for initial participation in the Program was 0.01% of the net assets of the Ready Reserve Portfolio.

June 30, 2009	William Blair Funds 47

On December 2, 2008, the Board approved the participation of the Ready Reserve Portfolio in the First Extension (the “First Extension”) of the Program. The First Extension terminated on April 30, 2009. The fee for participating in the First Extension was 0.015% of the net assets of the Portfolio as of September 18, 2008.

On April 3, 2009, the Board approved the participation of the Ready Reserve Portfolio in a the second extension (the “Second Extension”) of the Program granted by the U.S. Department of the Treasury. The fee for participation in the Second Extensions is 0.015% of the net assets of the Portfolio, as of September 19, 2008. The Second Extension terminates on September 18, 2009.

The Ready Reserve Portfolio bears the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage.

(2) Accounting Pronouncement

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2009, the Funds did not hold any derivative instruments or engage in any hedging activities. As a result, the adoption of SFAS No.161 has not had any impact on financial statement amounts or led to any additional footnote disclosure.

In May 2009, the FASB issued SFAS No. 165 “Subsequent Events” (SFAS No. 165). The Funds adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Funds have evaluated subsequent events through the issuance of their financial statements on August 24, 2009 and determined no subsequent event occurred.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification™” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds evaluated this new statement, and believe that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee payable monthly, based on its average daily net assets. The Emerging Markets Growth Portfolio and Emerging Leaders Growth Portfolio pay the Company a 1.10% annual fee payable monthly, based on its average daily net assets. The Bond Portfolio pays the Company a 0.30% annual fee payable monthly, based on its average daily net assets.

48 Semi-Annual Report	June 30, 2009

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Company. Under the terms of these agreements the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the report date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Portfolios on an annual basis. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2010, if total expenses of the Portfolios exceed the following rates (as a percentage of average daily net assets):

Portfolio	Through April 30, 2009	Effective May 1, 2009
Institutional International Equity	1.10%	1.10%
International Small Cap Growth	1.25%	1.25%
Emerging Markets Growth	1.25%	1.25%
Emerging Leaders Growth	1.25%	1.25%
Bond	0.35%	0.35%

For a period of three years subsequent to the Commencement of Operations of the Portfolio, the Company is entitled to reimbursement from the Emerging Leaders Growth and Bond Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2009 is $140 and $285 (in thousands) for the Emerging Leaders and Bond Portfolios, respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect; will not fall below the percentage indicated.

For the period ended June 30, 2009, the investment advisory fees incurred by the Portfolio and related fee waivers (reimbursements) were as follows (in thousands):

Portfolio	Gross Advisory Fees	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Institutional International Growth	$4,736	$—	$4,736	$—
Institutional International Equity	1,495	—	1,495	—
International Small Cap Growth	1,388	—	1,388	—
Emerging Markets Growth	2,780	18	2,762	—
Emerging Leaders Growth	372	59	313	—
Bond	158	48	110	10

(b) Trustees Fees

The Portfolios incurred fees of $40 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2009. Interested trustees are not compensated by the Fund.

(c) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Company. Ready Reserves is used as a cash management option to the other Portfolios in the Fund. The Company waives management fees and shareholder service fees earned from the other Portfolios investment in Ready Reserves. The fees waived with respect to the Portfolio for the period ended June 30, 2009 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from affiliated Fund” in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the period ended June 30, 2009 (in thousands):

Portfolio	12/31/08 Value	Purchases	Sales Proceeds	Fees Waived	06/30/09 Value	Percent of Net Assets	Dividend Income
Institutional International Growth	$12,528	$7	$8,000	$17	$4,535	0.5%	$7
Institutional International Equity	4,949	9,004	13,000	7	953	0.3%	4
International Small Cap Growth	3,287	2	2,500	5	789	0.3%	2
Emerging Markets Growth	2,065	1	2,000	1	66	0.0%	1
Emerging Leaders Growth	740	500	800	1	440	0.4%	—

June 30, 2009	William Blair Funds 49

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2009, were as follows (in thousands):

Portfolio	Purchase	Sales
Institutional International Growth	$651,679	$(670,271)
Institutional International Equity	139,211	(203,675)
International Small Cap Growth	177,670	(231,961)
Emerging Markets Growth	540,282	(330,020)
Emerging Leaders Growth	78,550	(52,103)
Bond	77,997	(24,997)

(5) Foreign Currency Forward Contracts

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios from time to time may enter into foreign currency forward contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract. There were no outstanding foreign currency forward contracts for the period ending June 30, 2009.

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Dollars
	For the period ended June 30, 2009
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$54,550	$—	$104,904	$(50,354)
Institutional International Equity	7,637	—	71,680	(64,043)
International Small Cap Growth	9,615	—	72,853	(63,238)
Emerging Markets Growth	211,698	—	35,524	176,174
Emerging Leaders Growth	28,142	—	834	27,308
Bond	5,056	329	775	4,610

	Dollars
	For the year ended December 31, 2008
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$133,829	$59,025	$168,222	$24,632
Institutional International Equity	126,297	6,176	48,108	84,365
International Small Cap Growth	142,503	3,161	12,596	133,068
Emerging Markets Growth	34,013	32,217	104,349	(38,119)
Emerging Leaders Growth (a)	100,679	79	7,902	92,856
Bond	553	523	2,185	(1,109)

50 Semi-Annual Report	June 30, 2009

	Shares
	For the period ended June 30, 2009
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	6,721	—	11,846	(5,125)
Institutional International Equity	1,070	—	10,808	(9,738)
International Small Cap Growth	1,202	—	9,542	(8,340)
Emerging Markets Growth	25,152	—	4,211	20,941
Emerging Leaders Growth	5,559	—	174	5,385
Bond	518	34	80	472

	Shares
	For the year ended December 31, 2008
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	8,158	6,903	11,459	3,602
Institutional International Equity	11,840	846	5,365	7,321
International Small Cap Growth	13,065	473	1,387	12,151
Emerging Markets Growth	4,314	4,250	5,552	3,012
Emerging Leaders Growth (a)	9,918	16	789	9,145
Bond	55	54	221	(112)

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

June 30, 2009	William Blair Funds 51

Financial Highlights

Institutional International Growth Fund

	Period Ended 06/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Net asset value, beginning of year	$8.66	$19.20	$19.39	$18.11	$16.06	$13.60
Income from investment operations:
Net investment income (a)	0.08	0.25	0.15	0.11	0.09	0.03
Net realized and unrealized gain (loss) on investments	1.39	(10.24)	3.30	4.09	3.53	2.44

Total from investment operations	1.47	(9.99)	3.45	4.20	3.62	2.47
Less distributions from:
Net investment income	—	—	0.35	0.38	0.15	0.01
Net realized gain	—	0.55	3.29	2.54	1.42	—

Total distributions	—	0.55	3.64	2.92	1.57	0.01

Net asset value, end of period	$10.13	$8.66	$19.20	$19.39	$18.11	$16.06

Total return (%)	16.97	(51.99)	18.49	23.45	22.76	18.15
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.03	0.98	1.02	1.03	1.05	1.10
Expenses, before waivers and reimbursements	1.03	0.98	1.02	1.03	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	1.90	1.68	0.74	0.54	0.52	0.18
Net investment income (loss), before waivers and reimbursements	1.90	1.68	0.74	0.54	0.52	0.17

	Period Ended 06/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data:
Net assets at end of period (in thousands)	$1,116,495	$998,266	$2,145,312	$1,875,341	$1,555,414	$1,223,436
Portfolio turnover rate (%)	136	86	61	74	74	72

(a)	Excludes $(0.10), $0.06, $0.29, $0.10, and $0.25 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2008, 2007, 2006, 2005 and 2004, respectively.
(b)	Total return is not annualized for periods less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

52 Semi-Annual Report	June 30, 2009

Financial Highlights

Institutional International Equity Fund

	Period Ended 06/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$7.44	$15.03	$14.27	$12.04	$10.20	$10.00
Income from investment operations:
Net investment income (b)	0.07	0.15	0.13	0.07	—	—
Net realized and unrealized gain (loss) on investments	0.70	(7.60)	2.42	2.37	1.86	0.20

Total from investment operations	0.77	(7.45)	2.55	2.44	1.86	0.20
Less distributions from:
Net investment income	—	—	0.22	0.16	0.02	—
Net realized gain	—	0.14	1.57	0.05	—	—

Total distributions	—	0.14	1.79	0.21	0.02	—

Net asset value, end of period	$8.21	$7.44	$15.03	$14.27	$12.04	$10.20

Total return (%)	10.35	(49.57)	18.36	20.22	18.26	2.00	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	1.05	1.09	1.10	1.10	1.10	(d)
Expenses, before waivers and reimbursements	1.09	1.05	1.06	1.12	1.35	2.46	(d)
Net investment income (loss), net of waivers and reimbursements	1.96	1.26	0.86	0.50	0.31	(0.21	)(d)
Net investment income (loss), before waivers and reimbursements	1.96	1.26	0.89	0.48	0.06	(1.57	)(d)

	Period Ended 06/30/2009	Years Ended December 31,
		2008	2007	2006	2005	2004
	(unaudited)
Supplemental data:
Net assets at end of period (in thousands)	$317,966	$360,451	$618,179	$598,375	$250,929	$27,384
Portfolio turnover rate (%)	94	91	66	79	84	45	(d)

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $(0.07), $0.01, $0.23, $0.27 and $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2008, 2007, 2006, 2005 and 2004, respectively.
(c)	Total returns are not annualized for periods less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 53

Financial Highlights

International Small Cap Growth Fund

Institutional Class Shares

	Period Ended 06/30/2009	Years Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$6.69	$14.04	$13.43	$11.16	$10.00
Income from investment operations:
Net investment income (loss)(b)	0.03	0.03	0.05	(0.01)	—
Net realized and unrealized gain on investments	1.65	(7.26)	1.72	2.34	1.16

Total from investment operations	1.68	(7.23)	1.77	2.33	1.16
Less distributions from:
Net investment income	—	—	0.12	0.01	—	(c)
Net realized gain	—	0.12	1.04	0.05	—

Total distributions	—	0.12	1.16	0.06	—

Net asset value, end of period	$8.37	$6.69	$14.04	$13.43	$11.16

Total return (%)	25.11	(51.53)	13.53	20.86	11.62	(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.15	1.14	1.14	1.25	1.25	(e)
Expenses, before waivers and reimbursements	1.15	1.11	1.14	1.31	2.17	(e)
Net investment income (loss), net of waivers and reimbursements	0.99	0.28	0.32	(0.12)	0.00	(e)
Net investment income (loss), before waivers and reimbursements	0.99	0.32	0.32	(0.18)	(0.92	)(e)

	Period Ended 06/30/2009	Years Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$291,078	$291,988	$401,459	$231,969	$50,534
Portfolio turnover rate (%)	131	78	88	109	127	(e)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $(0.02), $0.05, $0.00, and $0.11 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes, for the years ended 2008, 2007, 2006 and 2005, respectively.
(c)	Distribution less than $0.01 per share.
(d)	Total returns are not annualized for periods less than one year.
(e)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

54 Semi-Annual Report	June 30, 2009

Financial Highlights

Emerging Markets Growth Fund

Institutional Class Shares

	Period Ended 06/30/2009	Years Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$7.56	$22.07	$19.54	$14.20	$10.00
Income from investment operations:
Net investment income (loss)(b)	0.04	0.17	(0.01)	0.02	0.01
Net realized and unrealized gain on investments	2.46	(13.74)	7.27	5.44	4.27

Total from investment operations	2.50	(13.57)	7.26	5.46	4.28
Less distributions from:
Net investment income	—	—	0.19	0.01	—
Net realized gain	—	0.94	4.54	0.11	0.08

Total distributions	—	0.94	4.73	0.12	0.08

Net asset value, end of period	$10.06	$7.56	$22.07	$19.54	$14.20

Total return (%)	33.07	(61.51)	38.21	38.49	42.82	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.22	1.25	1.25	1.25	(d)
Expenses, before waivers and reimbursements	1.25	1.20	1.25	1.32	1.61	(d)
Net investment income (loss), net of waivers and reimbursements	1.07	1.08	(0.05)	0.09	0.19	(d)
Net investment income (loss), before waivers and reimbursements	1.07	1.10	(0.05)	0.02	(0.17	)(d)

	Period Ended 06/30/2009	Year Ended December 31,
		2008	2007	2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$761,815	$385,588	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	134	118	100	113	77	(d)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $(0.09), $0.21, $0.00 and $0.11 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes, for the years ended 2008, 2007, 2006 and 2005, respectively.
(c)	Total returns are not annualized for periods less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 55

Financial Highlights

Emerging Leaders Growth Fund

Institutional Class Shares

		Periods Ended
	06/30/2009	12/31/08(a)
	(unaudited)
Net asset value, beginning of period	$4.79	$10.00
Income from investment operations:
Net investment income (b)	0.02	0.04
Net realized and unrealized gain on investments	1.70	(5.26)

Total from investment operations	1.72	5.22
Less distributions from:
Net investment income	—	—	(c)
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$6.51	$4.78

Total return (%)	36.19	(52.11	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	(e)
Expenses, before waivers and reimbursements	1.42	1.41	(e)
Net investment income (loss), net of waivers and reimbursements	0.80	0.70	(e)
Net investment income (loss), before waivers and reimbursements	0.63	0.54	(e)

	06/30/2009	Periods Ended 12/31/08
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$99,810	$46,676
Portfolio turnover rate (%)	155	151	(e)

(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(b)	Excludes $0.00 of PFIC mark to market, which is treated as ordinary income for tax purposes for the year ended 2008.
(c)	Distribution less than $0.01 per share.
(d)	Total return is not annualized for periods less than one year.
(e)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

56 Semi-Annual Report	June 30, 2009

Financial Highlights

Bond Fund

Institutional Class Shares

	Period Ended 06/30/2009	Years Ended December 31,
		2008	2007(a)
	(unaudited)
Net asset value, beginning of year	$9.72	$10.00	$10.00
Income from investment operations:
Net investment income	0.25	0.50	0.32
Net realized and unrealized gain on investments	0.24	(0.31)	0.03

Total from investment operations	0.49	0.19	0.35
Less distributions from:
Net investment income	0.22	0.47	0.35
Net realized gain	—	—	—	(b)

Total distributions	0.22	0.47	0.35

Net asset value, end of period	$9.99	$9.72	$10.00

Total return (%)	5.15	1.95	3.57	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	(d)
Expenses, before waivers and reimbursements	0.43	0.56	0.52	(d)
Net investment income (loss), net of waivers and reimbursements	5.24	5.04	5.09	(d)
Net investment income (loss), before waivers and reimbursements	5.16	4.83	4.92	(d)

	Period Ended 06/30/2009	Years Ended December 31,
		2008	2007(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$130,811	74,613	$68,483
Portfolio turnover rate (%)	39	52	38	(d)

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Distribution is less than $0.01 per share.
(c)	Total returns are not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2009	William Blair Funds 57

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership; Limited Partner, WB Holdings, L.P. (since November 2008)	17	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2002 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	17	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	17	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	17	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	17	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	17	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the U.S. Accenture Foundation Inc.; formerly, Managing Partner of various divisions at Accenture	17	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly Executive Vice President, Morgan Stanley Dean Witter	17	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

58 Semi-Annual Report	June 30, 2009

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Officers

Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Principal, William Blair & Company L.L.C. Associate William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management	N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF	N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

June 30, 2009	William Blair Funds 59

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Richard W. Smirl, 1967	Senior Vice President and Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	Uhlich Children’s Home

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

60 Semi-Annual Report	June 30, 2009

Renewal of the Fund’s Management Agreement

On April 23, 2009, the Board of Trustees (the “Board”), including the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal for an additional one-year term of the Fund’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Global Growth Portfolio, the William Blair Institutional International Growth Portfolio, the William Blair Institutional International Equity Portfolio, the William Blair International Small Cap Growth Portfolio, the William Blair Emerging Markets Growth Portfolio, the William Blair Emerging Leaders Growth Portfolio and the William Blair Bond Portfolio. In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Portfolio grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 23, 2009 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and directed independent legal counsel to send a formal request for information to Fund management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by the Advisor. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Portfolio. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Portfolio to a relevant index; (iii) information comparing advisory fees of each Portfolio to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Fund as a whole and each Portfolio individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Portfolios. The Independent Trustees also noted that they receive information from the Advisor regarding the Portfolios throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the information provided and answered questions from the Independent Trustees.

On April 15, 22 and 23, 2009, the Independent Trustees met independently of Fund management and of the interested Trustees, to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Portfolios. Based upon their review, the Independent Trustees concluded that it was in the best interest of each Portfolio to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Portfolios, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has been associated with the Portfolios since their inception. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Advisor managed the Portfolios and knowing the investment advisory fee. The Board considered biographical information about the Fund’s officers and each Portfolio’s portfolio manager(s), the administrative services performed by the Advisor, financial information regarding the Advisor, brokerage allocation practices, soft dollars and execution, the compliance regime overseen by the Advisor, and the financial support the Advisor provides to certain Portfolios. The Board was provided with information pertaining to the Advisor’s organizational structure, senior management, investment operations and other relevant information. The Board noted that the Advisor pays the compensation

June 30, 2009	William Blair Funds 61

of all of the officers and interested Trustees of the Fund. The Board also noted that the Advisor voluntarily reduces the advisory fees of the Portfolios by an amount equal to the advisory fee and service fee charged by the Ready Reserves Portfolio on the cash of the Portfolios invested in the Ready Reserves Portfolio.

The Board reviewed information on the performance of each Portfolio for the one, three, five and ten year periods ended December 31, 2008, as applicable, along with performance information of the Lipper performance peer universe of funds and a relevant securities index. The Lipper performance peer universe for each Portfolio included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. With respect to the performance information for the Global Growth Portfolio and the Emerging Leaders Growth Portfolio, the Board noted the limited operating history of each Portfolio. In reviewing the performance information provided, the Board considered that, similar to almost all other funds, each Portfolio’s performance was impacted by the severe market downturn in 2008. The Board noted that each Portfolio, except the Bond Portfolio, had negative absolute performance for the one year period (since inception period for the Emerging Leaders Growth Portfolio) ended December 31, 2008. The Board noted that the Bond Portfolio performed satisfactorily relative to its Lipper performance peer universe and benchmark index. The Board considered information provided by the Advisor regarding the underperformance of the Institutional International Growth Portfolio, the Institutional International Equity Portfolio, the International Small Cap Growth Portfolio and the Emerging Markets Growth Portfolio relative to their Lipper performance peer universe and benchmark index. With respect to the Institutional International Growth Portfolio, the Institutional International Equity Portfolio, the International Small Cap Growth Portfolio and the Emerging Markets Growth Portfolio, the Board noted (i) the substantial effect that each Portfolio’s underperformance in 2008 had on its relative ranking among its Lipper performance peer universe over longer term periods as compared to similar rankings information provided in connection with the Board’s last review of the Management Agreement in April 2008 and (ii) that each Portfolio’s performance during the first quarter of 2009 was more in-line with past performance.

Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Portfolio were satisfactory.

Fees and Expenses. The Board reviewed each Portfolio’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper expense peer group and Lipper expense peer universe for each Portfolio. The Lipper expense peer group for each Portfolio consisted of a group of funds with a similar investment style as classified by Lipper, distribution channel and asset size as the Portfolio. The Lipper expense peer universe for each Portfolio consisted of all funds with a similar investment style as classified by Lipper and distribution channel as the Portfolio. The Board considered that the Advisor had proposed to limit total expenses for the Global Growth Portfolio, the Institutional International Equity Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio and the Bond Portfolio. For each Portfolio, the Board also reviewed amounts charged by the Advisor to other registered funds and funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for separate accounts. With respect to sub-advised funds and separate accounts, the Board considered the Advisor’s statement that (i) both the mix of services provided and the level of responsibility required under the Management Agreement were greater as compared to the Advisor’s obligations for sub-advised funds and separate accounts; and (ii) the management fees for separate accounts and sub-advisory services are less relevant to the Board’s consideration of the Portfolios’ advisory fees because they reflect significantly different economics than those in the mutual fund marketplace.

In considering the information, the Board noted that the advisory fees for the Global Growth Portfolio, the Institutional International Equity Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio and the Bond Portfolio were below or within an acceptable range of the average advisory fees of their Lipper expense peer group and Lipper expense peer universe. The Board noted that the advisory fee for the Institutional International Growth Portfolio was above the average advisory fees of the Portfolio’s Lipper expense peer group and Lipper expense peer universe, but that such advisory fee was within an acceptable range of the average advisory fees of the Portfolio’s Lipper expense peer group and Lipper expense peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. On the basis of the information provided, the Board concluded that each Portfolio’s advisory fee, coupled with applicable expense limitations, was reasonable in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Fund as a whole and each Portfolio individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

62 Semi-Annual Report	June 30, 2009

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Portfolio expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Portfolio’s assets grow. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed each Portfolio’s asset size, breakpoints for those Portfolios with breakpoints in the advisory fee schedule where applicable, the Portfolio’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Portfolios, including (i) non-advisory fee revenue from the Portfolios in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some or all of those revenues to affiliates or third parties, (ii) soft dollars, which pertain primarily to the Portfolios investing in equity securities, and (iii) favorable media coverage. The Board concluded that, taking into account these benefits, each Portfolio’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Portfolio.

June 30, 2009	William Blair Funds 63

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Portfolio, the William Blair Institutional International Equity Portfolio, the William Blair International Small Cap Growth Portfolio, the William Blair Emerging Markets Growth Portfolio, the William Blair Emerging Leaders Growth Portfolio and the William Blair Bond Portfolio use to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

The following table provides the percentage of the 2008 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction %	Qualified Dividend Income %
Institutional International Growth	0.00%	75.85%
Institutional International Equity	0.00%	43.20%
International Small Cap Growth	0.00%	42.24%
Emerging Markets Growth	0.00%	8.29%
Emerging Leaders Growth	0.00%	0.00%
Bond	0.00%	0.00%

In January 2009, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2008.

64 Semi-Annual Report	June 30, 2009

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

June 30, 2009	William Blair Funds 65

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2009	Ending Account Value 6/30/2009	Expenses Paid during Period	Annualized Expense Ratio
Institutional International Growth Fund
Actual return	$1,000.00	$1,169.70	$5.54	1.03%
Hypothetical 5% return	1,000.00	1,019.69	5.16	1.03
Institutional International Equity Fund
Actual return	1,000.00	1,103.50	5.68	1.09
Hypothetical 5% return	1,000.00	1,019.39	5.46	1.09
International Small Cap Growth Fund
Institutional Shares
Actual return	1,000.00	1,251.10	6.42	1.15
Hypothetical 5% return	1,000.00	1,019.09	5.76	1.15
Emerging Markets Growth Fund
Institutional Shares
Actual return	1,000.00	1,331.60	7.23	1.25
Hypothetical 5% return	1,000.00	1,018.60	6.26	1.25
Emerging Leaders Growth Fund
Institutional Shares
Actual return	1,000.00	1,361.90	7.32	1.25
Hypothetical 5% return	1,000.00	1,018.60	6.26	1.25
Bond Fund
Institutional Shares
Actual return	1,000.00	1,051.50	1.78	0.35
Hypothetical 5% return	1,000.00	1,023.06	1.76	0.35

66 Semi-Annual Report	June 30, 2009

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Richard W. Smirl, Senior Vice President and Chief Compliance Officer

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Chad M. Kilmer, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

June 30, 2009	William Blair Funds 67

WILLIAM BLAIR FUNDS

INSTITUTIONAL FUNDS

- Institutional International Growth Fund
- Institutional International Equity Fund
- International Small Cap Growth Fund - Institutional Class Shares
- Emerging Markets Growth Fund - Institutional Class Shares
- Emerging Leaders Growth Fund - Institutional Class Shares
- Bond Fund - Institutional Class Shares

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted in the Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 26, 2009

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: August 26, 2009